UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

All-Cap Energy & Resources Portfolio

Asset Allocation Portfolio

Energy & Resources Portfolio

Global Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Science & Technology Opportunities Portfolio

Small Cap Core Equity Portfolio

Small Cap Growth Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

World Gold Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1	–	Report to Stockholders

September 30, 2010

Annual Report

BlackRock FundsSM

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Energy & Resources Portfolio

BlackRock World Gold Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence - the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns - and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock All-Cap Energy & Resources Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock All-Cap Energy & Resources Portfolio (the “Fund”) outperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, for the 12-month period. The Fund’s Institutional, Service and Investor A Shares outperformed the broad-market S&P 500 Index while the Investor B and Investor C Shares trailed the index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

The Fund’s outperformance is attributable to strategic industry positioning and strong security selection. Allocations to precious metals (including gold), agriculture and oil services delivered strong returns. The Fund’s relative underweight in integrated oil stocks proved beneficial as the segment lagged during the period.

•

While most natural resources segments performed well during the period, the Fund’s bias toward energy stocks was a disadvantage. In particular, an overweight in exploration and production stocks detracted from performance as declining natural gas prices pressured several of the Fund’s holdings.

Describe recent portfolio activity.

•

The Fund’s overall positioning did not change significantly over the 12-month period. We added to holdings on weakness in the oil & gas exploration & production and integrated oil & gas industries, while trimming allocations to agriculture-related holdings.

Describe Fund positioning at period end.

•

As of period end, we continue to focus on production companies within the natural resources segments, with an emphasis on oil and coal producers. In addition, we are maintaining the Fund’s position in gold and precious metals producers. The Fund is underweight in drilling companies and related services relative to its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Silver Wheaton Corp.	5%
Whiting Petroleum Corp.	4
Core Laboratories NV	4
EOG Resources, Inc.	4
Apache Corp.	3
Occidental Petroleum Corp.	3
Peabody Energy Corp.	3
CONSOL Energy, Inc.	3
Massey Energy Co.	3
Goldcorp, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	73%
Energy Equipment & Services	14
Metals & Mining	12
Chemicals	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

5	The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

6	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[7]
	6-Month Total Returns	1 Year		5 Years		Since Inception[8]
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.73%	11.32%	N/A	5.31%	N/A	10.54%	N/A
Service	0.45	10.79	N/A	4.91	N/A	10.09	N/A
Investor A	0.52	10.84	5.00%	4.93	3.80%	10.10	9.06%
Investor B	0.15	10.05	5.55	4.16	3.82	9.29	9.17
Investor C	0.15	10.04	9.04	4.15	4.15	9.32	9.32
S&P 500 Index	(1.42)	10.16	N/A	0.64	N/A	1.04	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	0.49	9.19	N/A	3.53	N/A	9.07	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

8	The Fund commenced operations on February 16, 2005.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]			Annualized Expense Ratio
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,007.30	$4.73	$1,000.00	$1,020.36	$4.76	0.94%
Service	$1,000.00	$1,004.50	$6.73	$1,000.00	$1,018.35	$6.78	1.34%
Investor A	$1,000.00	$1,005.20	$6.74	$1,000.00	$1,018.35	$6.78	1.34%
Investor B	$1,000.00	$1,001.50	$10.49	$1,000.00	$1,014.59	$10.56	2.09%
Investor C	$1,000.00	$1,001.50	$10.44	$1,000.00	$1,014.64	$10.50	2.08%

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Energy & Resources Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Energy & Resources Portfolio (the “Fund”) underperformed its customized benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index and the broad-market S&P 500 Index for the 12-month period. The following discussion of relative performance pertains to the Fund’s customized benchmark.

What factors influenced performance?

•

The Fund’s significant bias toward the oil & gas exploration & production industry was the largest detractor from performance for the period. As natural gas prices weakened considerably in North America, stock prices of gas producers and related companies came under pressure and underperformed other natural resources segments and the broader market. We remain optimistic about longer term natural gas prices and particular stocks within the segment. In addition, the Fund’s lack of exposure to dividend-paying master limited partnerships was a disadvantage as these securities performed well during the period.

•	Contributing positively to performance was the Fund’s exposure to coal producers, oil services, diversified mining companies and gold producers.

Describe recent portfolio activity.

•

The Fund’s overall positioning did not change significantly over the 12-month period. We added to holdings in the oil & gas exploration & production industry, while taking profits in the metals & mining industry.

Describe Fund positioning at period end.

•

As of period end, we continue to focus on production companies within the natural resources segments, with an emphasis on oil and coal producers. In addition, we are maintaining the Fund’s position in gold and precious metals producers. The Fund also continues to hold a number of shale gas-related companies that have been negatively impacted by recent weakness in natural gas prices, but have attractive reserve growth profiles. The Fund remains significantly underweight in non-producing industries such as oil services, drilling, refining, storage and transportation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	6%
Peabody Energy Corp.	4
CONSOL Energy, Inc.	4
Plains Exploration & Production Co.	4
Newfield Exploration Co.	4
Petrohawk Energy Corp.	3
Arch Coal, Inc.	3
Southwestern Energy Co.	3
Alpha Natural Resources, Inc.	3
Penn Virginia Corp.	2

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	82%
Metals & Mining	12
Energy Equipment & Services	6

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year		5 Years		10 Years
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(5.66)%	7.27%	N/A	2.07%	N/A	16.81%	N/A
Investor A	(5.87)	6.84	1.22%	1.75	0.66%	16.39	15.76%
Investor B	(6.20)	6.03	1.53	0.99	0.86	15.74	15.74
Investor C	(6.21)	6.04	5.04	1.02	1.02	15.60	15.60
S&P 500 Index	(1.42)	10.16	N/A	0.64	N/A	(0.43)	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	5.75	20.22	N/A	4.88	N/A	13.90	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$943.40	$4.87	$1,000.00	$1,020.05	$5.06	1.00%
Investor A	$1,000.00	$941.30	$6.62	$1,000.00	$1,018.25	$6.88	1.36%
Investor B	$1,000.00	$938.00	$10.11	$1,000.00	$1,014.64	$10.50	2.08%
Investor C	$1,000.00	$937.90	$10.06	$1,000.00	$1,014.69	$10.45	2.07%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock World Gold Fund

Portfolio Management Commentary

How did the Fund perform?

•	Since its inception on May 26, 2010 through September 30, 2010, BlackRock World Gold Fund (the “Fund”) outperformed its benchmark, the FTSE Gold Mines Index.

What factors influenced performance?

•

The Fund’s silver holdings made a strong contribution to outperformance versus the benchmark as the metal rallied approximately 20% over the period. Silver producer Fresnillo Plc was among the Fund’s top performing holdings as a result. High growth, mid-capitalization gold companies outperformed larger cap gold names over the period. The Fund was overweight mid-cap gold names, including Goldcorp, Inc., Eldorado Gold Corp. and Newcrest Mining Ltd., and underweight in large-cap gold names and, as a result, captured the outperformance.

•

In contrast, the Fund’s overweight in platinum companies detracted from performance. As the majority of platinum production is based in South Africa, the strength of the South African rand and concerns about the operating environment in the country put pressure on share prices during the period.

Describe recent portfolio activity.

•

During the period, we established a position in an Australian gold producer that has a compelling new project under development. The Fund also took part in a share placing for an exploration/development stock in Burkina Faso. This holding recently announced high-grade exploration results which are likely to add to the company’s mineable resources. We also established a position in Primero Mining Corp., a Canadian-based precious metals producer that recently purchased the San Dimas mine (located in Mexico) from Goldcorp, Inc. The company’s new management believes it will be able to significantly improve the mining method and production at the site, and use it as a base to form a new high-growth mining company in Mexico. We invested in a low-risk explorer/developer operating in South Carolina, USA. The management recently overcame a land ownership issue in order to delineate high grade resources and improve the profitability of the exploration. The Fund continues to invest in high-growth, low-cost producers with a focus on long-life mining assets and good operational performance.

Describe Fund positioning at period end.

•

At period end, the Fund was positioned to benefit from a stable-to-rising gold price environment over the medium term. As concerns regarding the stability of the global recovery and the impact of further quantitative easing remain, investors may continue to look to gold as a safe-haven asset and an alternative currency (particularly in light of the ongoing volatility in the currency markets). In terms of supply, long-term fundamentals remain tight with little sign of any material increases in mine production (Mine supply peaked in 2001). Central bank selling, which for many years was a notable source of supply, is also at significantly reduced levels, and for the past five quarters, central banks have been net buyers of gold. Given these fundamentals, the Fund continues to focus on high-quality, growth names within the gold sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Kinross Gold Corp.	11%
Newcrest Mining Ltd.	9
Goldcorp, Inc.	7
Newmont Mining Corp.	7
Cia de Minas Buenaventura SA - ADR	5
Fresnillo Plc	5
IAMGOLD Corp.	5
Agnico-Eagle Mines Ltd.	5
Barrick Gold Corp.	4
Randgold Resources Ltd. - ADR	4

Geographic Allocation	Percent of Long-Term Investments
Canada	48%
Australia	14
South Africa	10
United States	8
Peru	6
Mexico	5
Jersey	4
United Kingdom	3
Russia	1
Hong Kong	1

8	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.

3	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

	Total Returns[5]
	Since Inception[6]
	w/o sales charge	w/ sales charge
Institutional	20.70%	N/A
Investor A	20.50	14.22%
Investor C	20.20	19.20
FTSE Gold Mines Index	14.95	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on May 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]			Annualized Expense Ratio
	Beginning Account Value May 26, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Beginning Account Value May 26, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,207.00	$4.80	$1,000.00	$1,013.19	$4.38	1.24%
Investor A	$1,000.00	$1,205.00	$5.76	$1,000.00	$1,012.31	$5.26	1.49%
Investor C	$1,000.00	$1,202.00	$8.76	$1,000.00	$1,009.57	$8.00	2.27%

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the BlackRock Energy & Resources Portfolio on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010, except for BlackRock World Gold Fund, which is based on a hypothetical investment of $1,000 invested on May 26, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	11

Schedule of Investments September 30, 2010	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Chemicals — 1.3%
Potash Corp. of Saskatchewan, Inc.	68,400	$9,852,336

Energy Equipment & Services — 13.8%
Calfrac Well Services Ltd.	55,100	1,372,011
Core Laboratories NV	372,400	32,786,096
Halliburton Co.	528,000	17,460,960
Key Energy Services, Inc.(a)	757,600	7,204,776
Noble Corp.	142,310	4,808,655
Schlumberger Ltd.	361,841	22,293,024
Seadrill Ltd.	332,500	9,662,192
Technip SA	83,400	6,720,395
Trican Well Service Ltd.	311,800	4,972,921

		107,281,030

Metals & Mining — 11.7%
Agnico-Eagle Mines Ltd.	256,590	18,225,588
Eldorado Gold Corp.	714,120	13,201,052
Goldcorp, Inc.	541,352	23,559,639
Silver Wheaton Corp.(a)	1,336,924	35,629,024

		90,615,303

Oil, Gas & Consumable Fuels — 71.4%
Alpha Natural Resources, Inc.(a)	328,200	13,505,430
Apache Corp.	263,830	25,792,021
Arch Coal, Inc.	244,400	6,527,924
Bill Barrett Corp.(a)	209,100	7,527,600
Cenovus Energy, Inc.	379,960	10,931,449
Chevron Corp.	48,700	3,947,135
ConocoPhillips	66,700	3,830,581
CONSOL Energy, Inc.	660,130	24,398,405
Crescent Point Energy Corp.	463,770	17,087,686
Denbury Resources, Inc.(a)	1,067,790	16,967,183
EnCana Corp.	371,660	11,235,282
Energy XXI Bermuda Ltd.(a)	192,630	4,451,679
EOG Resources, Inc.	285,170	26,512,255
EQT Corp.	396,110	14,283,727
Exxon Mobil Corp.	313,000	19,340,270
Forest Oil Corp.(a)	399,890	11,876,733
Galleon Energy, Inc. - Class A(a)	806,394	2,758,778
Gasco Energy, Inc.(a)	1,596,500	477,353
Hess Corp.	159,170	9,410,130
Hugoton Royalty Trust	1	20
Massey Energy Co.	781,539	24,243,340
Newfield Exploration Co.(a)	382,300	21,959,312
Noble Energy, Inc.	217,400	16,324,566
Occidental Petroleum Corp.	322,050	25,216,515
OGX Petroleo e Gas Participacoes SA(a)	1,752,200	22,803,454
Patriot Coal Corp.(a)	67,116	765,794
Peabody Energy Corp.	512,290	25,107,333
Penn West Energy Trust(b)	1,064,900	21,372,543
PetroBakken Energy Ltd. - Class A	111,742	2,505,480
PetroChina Co. Ltd. - ADR	38,990	4,539,216
Petroleo Brasileiro SA - ADR(b)	276,640	10,033,733
Plains Exploration & Production Co.(a)	509,910	13,599,300
Premier Oil Plc(a)	306,537	7,976,059
QEP Resources, Inc.	340,330	10,257,546
Quicksilver Resources, Inc.(a)(b)	958,700	12,079,620
Range Resources Corp.	262,900	10,024,377
Southwestern Energy Co.(a)	367,000	12,272,480
StatoilHydro ASA	440,722	9,224,440
StatoilHydro ASA - ADR	185,940	3,901,021
Suncor Energy, Inc.	368,080	11,981,004
Talisman Energy, Inc.	906,200	15,849,438
Ultra Petroleum Corp.(a)(b)	179,900	7,552,202
Whiting Petroleum Corp.(a)	346,830	33,125,733

		553,576,147

Total Long-Term Investments (Cost — $629,312,897) — 98.2%		761,324,816

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	13,451,702	13,451,702

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$34,405	34,404,650

Total Short-Term Securities (Cost — $47,856,352) — 6.2%		47,856,352

Total Investments (Cost — $677,169,249*) — 104.4%		809,181,168
Liabilities in Excess of Other Assets — (4.4)%		(33,841,406)

Net Assets — 100.0%		$775,339,762

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$687,427,115

Gross unrealized appreciation	$169,483,300
Gross unrealized depreciation	(47,729,247)

Net unrealized appreciation	$121,754,053

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	CAD	Canadian Dollar
	GDR	Global Depositary Receipts
	USD	US Dollar
	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	35,636,064	(22,184,362)	13,451,702	$13	$44,123
BlackRock Liquidity Series, LLC Money Market Series	$49,756,750	$(15,352,100)	$34,404,650	—	$127,329

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Chemicals	$9,852,336	—	—	$9,852,336
Energy Equipment & Services	90,898,443	$16,382,587	—	107,281,030
Metals & Mining	90,615,303	—	—	90,615,303
Oil, Gas & Consumable Fuels	536,375,648	17,200,499	—	553,576,147
Short-Term Securities	13,451,702	34,404,650	—	47,856,352

Total	$741,193,432	$67,987,736	—	$809,181,168

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	13

Schedule of Investments September 30, 2010	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Auto Components — 0.1%
Westport Innovations, Inc. (acquired 12/19/03 through 12/31/03, cost $183,679)(a)(b)	53,057	$929,748

Capital Markets — 0.1%
Treasure Island Royalty Trust(a)	366,922	788,882

Commercial Services & Supplies — 0.4%
Alexco Resource Corp.(a)	967,683	4,487,686
Republic Resources, Inc.(a)	28,750	—

		4,487,686

Diversified Financial Services — 0.0%
Sprott Resource Lending Corp.(a)	61,000	107,309

Electrical Equipment — 0.0%
ITM Power Plc(a)	525,200	264,011

Electronic Equipment, Instruments & Components — 0.1%
Opsens, Inc.(a)	2,175,000	739,868

Energy Equipment & Services — 5.7%
Baker Hughes, Inc.	135,200	5,759,520
Cameron International Corp.(a)	302,400	12,991,104
Ensco Plc - ADR	94,100	4,209,093
Gasfrac Energy Services, Inc.(a)	211,900	1,266,581
Geokinetics, Inc.(a)	739,033	4,582,005
Halliburton Co.	316,326	10,460,901
Technicoil Corp.(a)	547,800	489,820
Technicoil Corp. (acquired 6/15/04, cost $548,935)(a)(b)	753,100	673,391
Wavefront Technology Solutions, Inc.(a)	710,000	952,279
Weatherford International Ltd.(a)	1,093,196	18,693,651
Xtreme Coil Drilling Corp.(a)	527,700	1,851,489

		61,929,834

Machinery — 0.0%
Railpower Technologies Corp.(a)	360,600	—

Metals & Mining — 12.1%
Archipelago Resources Plc(a)	2,247,400	1,420,997
Baja Mining Corp.(a)	3,654,800	3,694,229
BHP Billiton Ltd. - ADR(c)	300,000	22,896,000
Brigus Gold Corp.(a)	1,368,600	2,221,365
Crosshair Exploration & Mining Corp.(a)	352,800	75,436
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $248,613)(a)(b)	206,800	44,218
Eastern Platinum Ltd.(a)	1,500,000	2,070,172
Eastmain Resources, Inc.(a)	2,400,000	3,918,748
Eldorado Gold Corp.	368,965	6,820,599
Erdene Gold, Inc. (acquired 4/10/07, cost $959,233)(a)(b)	1,100,000	513,169
European Goldfields Ltd.(a)	561,400	5,947,381
Freeport-McMoRan Copper & Gold, Inc.	250,000	21,347,500
Fronteer Development Group, Inc.(a)	500,000	3,581,495
Gold Reserve, Inc.(a)	123,948	156,174
Goldcorp, Inc.	4,600	199,844
Golden Star Resources Ltd.(a)	789,408	3,889,881
Grande Cache Coal Corp.(a)	306,300	1,884,419
Helio Resource Corp.(a)	2,000,000	913,597
Imperial Metals Corp.(a)	60,462	1,343,339
Kilo Goldmines Ltd.(a)	4,805,300	1,681,318
Kinross Gold Corp.	111,175	2,088,978
Kodiak Exploration Ltd.(a)	1,000,000	335,309
Lake Shore Gold Corp.(a)	1,294,602	4,529,660
MAG Silver Corp.(a)	964,000	7,345,476
Minefinders Corp. Ltd.(a)(c)	250,000	2,452,500
Nevsun Resources Ltd.(a)	554,800	2,701,475
Oromin Explorations Ltd.(a)	1,850,000	2,553,212
Paramount Gold and Silver Corp.(a)	219,437	339,105
Polymet Mining Corp.(a)	2,250,000	4,570,415
Q2 Gold Resources, Inc. (acquired 6/18/07, cost $0)(a)(b)	327,600	—
Rainy River Resources Ltd.(a)	500,000	4,154,923
Romarco Minerals, Inc.(a)	223,000	487,657
Sunridge Gold Corp.(a)	3,325,559	2,715,006
Vale SA - ADR(c)	300,000	9,381,000
Virginia Mines, Inc.(a)	216,350	1,587,562
Western Coal Corp.(a)	360,400	2,056,126

		131,918,285

Oil, Gas & Consumable Fuels — 81.5%
Advantage Oil & Gas Ltd. (acquired 6/26/09, cost $5,214,217)(a)(b)	1,000,000	6,317,426
Alpha Natural Resources, Inc.(a)	799,128	32,884,117
Antares Energy Ltd. (acquired 6/14/10, cost $5,189,100)(a)(b)	10,000,000	4,174,994
Arcan Resources Ltd.(a)	369,200	1,686,500
Arch Coal, Inc.	1,324,400	35,374,724
Atlas Energy, Inc.(a)	873,700	25,022,768
ATP Oil & Gas Corp.(a)(c)	168,800	2,304,120
Baytex Energy Trust	421,948	15,284,286
Bellatrix Exploration Ltd.(a)	188,332	713,864
BPZ Resources, Inc.(a)	1,000,000	3,830,000
Carrizo Oil & Gas, Inc.(a)(c)	400,400	9,585,576
Chesapeake Energy Corp.(c)	1,050,000	23,782,500
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $1,418,282)(a)(b)	901,980	1,192,237
Clayton Williams Energy, Inc.(a)	349,421	17,677,208
Compton Petroleum Corp. (acquired 9/24/04, cost $727,951)(a)(b)	104,300	53,726
Comstock Resources, Inc.(a)	203,300	4,572,217
CONSOL Energy, Inc.	1,147,600	42,415,296
Continental Resources, Inc.(a)(c)	135,000	6,258,600
Crew Energy, Inc.(a)	880,537	15,584,196
Crew Energy, Inc. (acquired 6/24/98 through 10/09/98, cost $183,115)(a)(b)	191,300	3,385,725
Crocotta Energy, Inc.(a)	1,050,900	1,766,991
Daylight Energy Ltd.	1,579,108	15,117,323
DeeThree Exploration Ltd.(a)	1,663,400	5,739,207
Delphi Energy Corp.(a)	955,200	2,246,656
Denbury Resources, Inc.(a)	595,200	9,457,728
Endeavour International Corp.(a)(c)	2,266,000	2,923,140
Energy XXI Bermuda Ltd.(a)	696,980	16,107,208
EOG Resources, Inc.	227,200	21,122,784
EQT Corp.	546,000	19,688,760
EXCO Resources, Inc.	1,568,800	23,328,056
Fairborne Energy Ltd.(a)	712,958	2,938,033
Far East Energy Corp.(a)	18,000,000	9,720,000
Forest Oil Corp.(a)	100,000	2,970,000
Galleon Energy, Inc. - Class A(a)	1,001,598	3,426,596
Galleon Energy, Inc. - Class A (acquired 2/09/04, cost $346,401)(a)(b)	173,600	593,908
Gastar Exploration Ltd.(a)	211,060	848,461
GMX Resources, Inc.(a)(c)	530,789	2,579,635
Goodrich Petroleum Corp.(a)(c)	1,009,700	14,711,329
Gran Tierra Energy, Inc.(a)	574,000	4,429,546

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (continued)
Heritage Oil Plc(a)	2,523,000	$11,778,758
International Coal Group, Inc.(a)	1,700,000	9,044,000
InterOil Corp.(a)	64,000	4,380,160
Ithaca Energy, Inc.(a)	268,300	482,413
James River Coal Co.(a)	131,100	2,298,183
Longview Energy Co. (acquired 8/13/04, cost $1,281,000)(a)(b)	85,400	869,372
Lynden Energy Corp.(a)	200,400	95,438
Magnum Hunter Resources Corp.(a)	1,169,600	4,842,144
Massey Energy Co.	1,944,840	60,328,937
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $2,957,155)(a)(b)	513,393	6,905,136
Midway Energy Ltd.(a)	21,717	76,830
NAL Oil & Gas Trust	7,526	84,337
Newfield Exploration Co.(a)	709,310	40,742,766
Novus Energy, Inc.(a)	1,376,100	1,150,205
Open Range Energy Corp.(a)	48,061	62,126
Pace Oil and Gas Ltd.(a)	1,265,030	9,565,491
Pace Oil and Gas Ltd. (acquired 9/29/05, cost $1,971,490)(a)(b)	57,740	436,599
Pacific Rodera Energy, Inc.(a)	990,200	298,340
Pan Orient Energy Corp.(a)	1,167,100	8,473,357
Paramount Resources Ltd. - Class A(a)	849,150	16,803,085
Patriot Coal Corp.(a)(c)	377,346	4,305,518
Peabody Energy Corp.	895,436	43,885,318
Penn Virginia Corp.	1,608,300	25,797,132
Penn West Energy Trust	153,333	3,072,919
Petrohawk Energy Corp.(a)	2,256,500	36,419,910
Petrolifera Petroleum Ltd.(a)	892,415	685,205
Pioneer Natural Resources Co.	308,100	20,035,743
Plains Exploration & Production Co.(a)	1,555,525	41,485,852
ProspEx Resources Ltd.(a)	1,504,120	1,958,908
Quicksilver Resources, Inc.(a)(c)	364,400	4,591,440
Range Resources Corp.	200,000	7,626,000
Rosetta Resources, Inc.(a)	579,000	13,600,710
Ship Finance International Ltd.	27	525
SM Energy Co.	143,400	5,371,764
Sonde Resources Corp.(a)	1,246,060	3,738,180
Sonde Resources Corp. (acquired 1/15/10, cost $3,034,134, unrestricted issue on 1/15/10 was valued at USD 0.61 per share)(a)(b)	1,200,000	3,627,175
Southwestern Energy Co.(a)	994,500	33,256,080
Stone Energy Corp.(a)	27,274	401,746
Toreador Resources Corp.(a)	300,000	3,354,000
Trilogy Energy Corp.	477,391	5,331,152
Trioil Resources Ltd. - Class A(a)	20,783	106,450
Tullow Oil Plc	544,198	10,893,761
Ultra Petroleum Corp.(a)(c)	346,900	14,562,862
Uranium One, Inc.(a)	1,005,765	3,391,977
Vero Energy, Inc.(a)	55,374	359,509
Vero Energy, Inc. (acquired 11/28/05, cost $68,972)(a)(b)	36,268	235,465
Warren Resources, Inc.(a)	222,282	882,460
Western Energy Services Corp. (acquired 2/25/10, cost $3,752,521)(a)(b)	20,000,000	3,790,456
Yoho Resources, Inc.(a)	1,000,000	2,381,184

		885,682,519

Total Long-Term Investments (Cost — $888,953,349) — 100.0%		1,086,848,142

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(d)(e)	3,272,701	3,272,701

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(d)(e)(f)	$83,439	83,438,800

Total Short-Term Securities (Cost — $86,711,501) — 8.0%		86,711,501

Total Investments (Cost — $975,664,850*) — 108.0%		1,173,559,643
Liabilities in Excess of Other Assets — (8.0)%		(86,642,627)

Net Assets — 100.0%		$1,086,917,016

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,006,788,634

Gross unrealized appreciation	$310,009,376
Gross unrealized depreciation	(143,238,367)

Net unrealized appreciation	$166,771,009

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date the Fund held 3.1% of its net assets, with a current value of $33,742,745 and an original cost of $28,084,798, in these securities.
(c)	Security, or a portion of security, is on loan.
(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2009	Net Activity	Shares/Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	26,842,789	(23,570,088)	3,272,701	$87	$29,335
BlackRock Liquidity Series, LLC Money Market Series	$95,162,500	$(11,723,700)	$83,438,800	—	$146,938

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	15

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 79,000	USD 76,989	Citibank, N.A.	10/01/10	$ (208)
CAD 86,000	USD 83,343	Citibank, N.A.	10/04/10	242

Total				$ 34

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Auto Components	—	$929,748	—	$929,748
Capital Markets	$788,882	—	—	788,882
Commercial Services & Supplies	4,487,686	—	—	4,487,686
Diversified Financial Services	107,309	—	—	107,309
Electrical Equipment	—	264,011	—	264,011
Electronic Equipment, Instruments & Components	739,868	—	—	739,868
Energy Equipment & Services	61,256,443	673,391	—	61,929,834
Metals & Mining	129,939,901	1,978,384	—	131,918,285
Oil, Gas & Consumable Fuels	849,075,567	28,832,444	$7,774,508	885,682,519
Short-Term Securities	3,272,701	83,438,800	—	86,711,501

Total	$1,049,668,357	$116,116,778	$7,774,508	$1,173,559,643

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$242	—	$242
Liabilities:
Foreign currency exchange contracts	—	(208)	—	(208)

Total	—	$34	—	$34

1	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Metals & Mining	Oil, Gas & Consumable Fuels	Warrants	Total
Assets:
Balance, as of September 30, 2009	—	$13,231,132	$2	$13,231,134
Net realized gain/loss	—	—	—	—
Net change in unrealized appreciation/ depreciation[2]	—	860,802	—	860,802
Purchases	—	—	—	—
Sales	—	—	(2)	(2)
Transfers in3	—	—	—	—
Transfers out[3]	—	(6,317,426)	—	(6,317,426)

Balance, as of September 30, 2010	—	$7,774,508	—	$7,774,508

2	The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $906,800.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	17

Schedule of Investments September 30, 2010	BlackRock World Gold Fund
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 13.5%
Allied Gold Ltd.(a)	54,300	$25,754
Ampella Mining Ltd.(a)	16,965	42,669
Citadel Resource Group Ltd.(a)	57,340	21,980
Dampier Gold Ltd.(a)	25,000	14,498
Kingsgate Consolidated Ltd.	2,170	24,361
Mariana Resources Ltd.(a)	27,000	18,238
Medusa Mining Ltd.(a)	4,640	22,015
Mineral Deposits Ltd.(a)	19,310	19,331
Newcrest Mining Ltd.	10,820	414,102
Silver Lake Resources Ltd.(a)	12,490	28,808

		631,756

Canada — 45.6%
Agnico-Eagle Mines Ltd.	2,860	203,333
Alamos Gold, Inc.	5,630	95,976
B2Gold Corp.(a)	10,460	19,519
Banro Corp.(a)	10,230	23,266
Barrick Gold Corp.	3,965	183,540
Centerra Gold, Inc.	4,000	64,535
Eldorado Gold Corp.	9,530	176,169
European Goldfields Ltd.(a)	4,290	45,448
Goldcorp, Inc.	7,210	313,235
IAMGOLD Corp.	12,170	215,509
Kinross Gold Corp.	26,391	495,040
Lake Shore Gold Corp.(a)	5,000	17,494
New Gold, Inc.(a)	12,150	81,480
Primero Mining Corp.(a)	8,500	47,915
Romarco Minerals, Inc.(a)	30,250	66,151
Yamana Gold, Inc.	7,360	83,908

		2,132,518

China — 0.3%
Real Gold Mining Ltd.(a)	8,000	14,084

Hong Kong — 0.4%
G-Resources Group Ltd.(a)	249,000	16,622

Jersey — 3.9%
Randgold Resources Ltd. - ADR	1,805	183,135

Mexico — 4.7%
Fresnillo Plc	11,360	221,536

Peru — 5.9%
Cia de Minas Buenaventura SA - ADR	5,200	234,936
Hochschild Mining Plc	5,860	40,888

		275,824

Russia — 0.8%
Polymetal - GDR(a)	2,510	38,654

South Africa — 9.4%
AngloGold Ashanti Ltd.	2,130	98,625
Aquarius Platinum Ltd.	7,790	41,954
Gold Fields Ltd.	7,150	108,774
Harmony Gold Mining Co. Ltd.	6,360	71,662
Impala Platinum Holdings Ltd.	4,630	119,261

		440,276

United Kingdom — 3.2%
African Barrick Gold Ltd.	2,840	26,386
Archipelago Resources Plc(a)	22,990	14,536
Petra Diamonds Ltd.(a)	15,110	19,666
Petropavlovsk Plc	5,165	90,028

		150,616

United States — 7.9%
Freeport-McMoRan Copper & Gold, Inc.	440	37,572
Gold Resource Corp.	1,250	23,362
Newmont Mining Corp.	4,920	309,025

		369,959

Total Common Stocks — 95.6%		4,474,980

Warrants
Canada — 0.1%
Kinross Gold Corp. (Issued/Exercisable 9/22/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price $21.30)(a)	797	3,408

Total Long-Term Investments (Cost — $3,838,069) — 95.7%		4,478,388

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(b)(c)	146,857	146,857

Total Short-Term Securities (Cost — $146,857) — 3.2%		146,857

Total Investments (Cost — $3,984,926*) — 98.9%		4,625,245
Other Assets Less Liabilities — 1.1%		53,627

Net Assets — 100.0%		$4,678,872

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,045,959

Gross unrealized appreciation	$582,066
Gross unrealized depreciation	(2,780)

Net unrealized appreciation	$579,286

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock World Gold Fund

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 26, 2010	Net Activity	Shares Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	146,857	146,857	$496

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD 9,519	USD	9,225	State Street Bank	10/01/10	$27
ZAR 51,103	USD	7,250	State Street Bank	10/01/10	81

Total					$108

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	—	$631,756	—	$631,756
Canada	$2,132,518	—	—	2,132,518
China	—	14,084	—	14,084
Hong Kong	—	16,622	—	16,622
Jersey	183,135	—	—	183,135
Mexico	—	221,536	—	221,536
Peru	234,936	40,888	—	275,824
Russia	38,654	—	—	38,654
South Africa	—	440,276	—	440,276
United Kingdom	—	150,616	—	150,616
United States	369,959	—	—	369,959
Warrants	3,408	—	—	3,408
Short-Term Securities	146,857	—	—	146,857

Total	$3,109,467	$1,515,778	—	$4,625,245

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$108	—	$108

Total	—	$108	—	$108

1	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	19

Statements of Assets and Liabilities

September 30, 2010	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund
Assets
Investments at value - unaffiliated[1,2]	$761,324,816	$1,086,848,142	$4,478,388
Investments at value - affiliated[3]	47,856,352	86,711,501	146,857
Foreign currency at value[4]	214,370	2,530	5,782
Unrealized appreciation on foreign currency exchange contracts	—	242	108
Capital shares sold receivable	2,422,893	2,178,898	47,820
Dividends receivable	451,335	261,907	2,770
Securities lending income receivable - affiliated	11,720	23,688	—
Receivable from advisor	4,173	8,172	27,040
Dividends receivable - affiliated	4,708	680	455
Prepaid expenses	72,336	73,946	23,430

Total assets	812,362,703	1,176,109,706	4,732,650

Liabilities
Collateral on securities loaned at value	34,404,650	83,438,800	—
Investments purchased payable	—	160,256	16,583
Unrealized depreciation on foreign currency exchange contracts	—	208	—
Capital shares redeemed payable	1,091,215	3,318,836	—
Investment advisory fees payable	940,646	1,287,220	—
Service and distribution fees payable	157,385	260,426	166
Other affiliates payable	33,107	43,122	2
Officer’s and Trustees’ fees payable	4,876	6,238	779
Other accrued expenses payable	391,062	677,584	36,248

Total liabilities	37,022,941	89,192,690	53,778

Net Assets	$775,339,762	$1,086,917,016	$4,678,872

Net Assets Consist of
Paid-in capital	$797,390,828	$1,062,822,756	$3,963,145
Undistributed (accumulated) net investment income (loss)	(1,826,010)	(10,663,092)	4,665
Accumulated net realized gain (loss)	(152,247,596)	(163,137,578)	70,615
Net unrealized appreciation/depreciation	132,022,540	197,894,930	640,447

Net Assets	$775,339,762	$1,086,917,016	$4,678,872

[1] Investments at cost - unaffiliated	$629,312,897	$888,953,349	$3,838,069
[2] Securities loaned at value	$33,699,821	$80,760,749	—
[3] Investments at cost - affiliated	$47,856,352	$86,711,501	$146,857
[4] Foreign currency at cost	$204,050	$2,298	$5,649

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund
Net Asset Value
Institutional
Net assets	$420,071,484	$274,008,867	$3,974,329
Shares outstanding[1]	30,534,076	7,833,141	329,379
Net asset value	$13.76	$34.98	$12.07
Service
Net assets	$4,231,234	—	—
Shares outstanding[1]	313,631	—	—
Net asset value	$13.49	—	—
Investor A
Net assets	$207,523,285	$644,785,716	$572,447
Shares outstanding[1]	15,377,580	21,051,478	47,499
Net asset value	$13.50	$30.63	$12.05
Investor B
Net assets	$27,112,744	$25,632,842	—
Shares outstanding[1]	2,081,592	1,121,370	—
Net asset value	$13.03	$22.86	—
Investor C
Net assets	$116,401,015	$142,489,591	$132,096
Shares outstanding[1]	8,928,083	6,245,996	10,993
Net asset value	$13.04	$22.81	$12.02

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	21

Statements of Operations

Period Ended September 30, 2010	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Investment Income
Dividends	$8,601,991	$10,573,507	$10,689
Foreign taxes withheld	(814,913)	(365,037)	(349)
Securities lending - affiliated	127,329	146,938	—
Dividends - affiliated	44,123	29,335	496
Interest	—	140,913	—

Total income	7,958,530	10,525,656	10,836

Expenses
Investment advisory	5,486,557	7,954,419	9,155
Service and distribution - class specific	1,987,669	3,447,802	347
Transfer agent - class specific	747,889	1,678,968	207
Administration	525,502	735,313	915
Administration - class specific	182,829	247,444	305
Printing	116,106	151,152	2,032
Registration	91,961	119,222	115
Professional	83,038	87,993	36,575
Custodian	72,104	76,890	3,020
Officer and Trustees	18,399	26,349	1,457
Organization and offering	—	—	19,805
Miscellaneous	41,081	62,131	2,752
Recoupment of past waived fees - class specific	57,645	293,929	—

Total expenses	9,410,780	14,881,612	76,685
Less fees waived by advisor	(18,221)	(13,676)	(9,188)
Less administration fees waived	—	—	(915)
Less administration fees waived - class specific	(13,274)	(29,099)	(281)
Less transfer agent fees waived - class specific	(3,158)	(1,498)	(11)
Less transfer agent fees reimbursed - class specific	(13,056)	(9,177)	(181)
Less expenses reimbursed by advisor	—	—	(50,616)
Less fees paid indirectly	(889)	(1,297)	—

Total expenses after fees waived, reimbursed and paid indirectly	9,362,182	14,826,865	15,493

Net investment loss	(1,403,652)	(4,301,209)	(4,657)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,484,883	28,256,512	74,721
Litigation proceeds	—	561,438	—
Foreign currency transactions	(354,900)	(155,975)	1,960

	12,129,983	28,661,975	76,681

Net change in unrealized appreciation/depreciation on:
Investments	55,382,153	30,231,355	640,319
Foreign currency transactions	9,195	(1,106)	128

	55,391,348	30,230,249	640,447

Total realized and unrealized gain	67,521,331	58,892,224	717,128

Net Increase in Net Assets Resulting from Operations	$66,117,679	$54,591,015	$712,471

1	Commencement of operations on May 26, 2010.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment loss	$(1,403,652)	$(994,402)	$(4,301,209)	$(4,361,236)
Net realized gain (loss)	12,129,983	(165,602,132)	28,661,975	(178,077,880)
Net change in unrealized appreciation/depreciation	55,391,348	14,102,151	30,230,249	105,616,664

Net increase (decrease) in net assets resulting from operations	66,117,679	(152,494,383)	54,591,015	(76,822,452)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,738,372)	—	—	—
Service	(17,725)	—	—	—
Investor A	(922,007)	—	—	—
Net realized gain:
Institutional	—	(46,056,785)	—	(8,049,448)
Service	—	(320,003)	—	—
Investor A	—	(21,057,088)	—	(118,212,244)
Investor B	—	(3,991,135)	—	(11,269,678)
Investor C	—	(13,578,949)	—	(30,833,705)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,678,104)	(85,003,960)	—	(168,365,075)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	58,186,356	(87,080,928)	97,767,667	198,931,044

Redemption Fees
Redemption fees	270,193	50,517	159,759	278,520

Net Assets
Total increase (decrease) in net assets	120,896,124	(324,528,754)	152,518,441	(45,977,963)
Beginning of year	654,443,638	978,972,392	934,398,575	980,376,538

End of year	$775,339,762	$654,443,638	$1,086,917,016	$934,398,575

Undistributed (accumulated) net investment income (loss)	$(1,826,010)	$3,610,645	$(10,663,092)	$(15,362,311)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	23

Statements of Changes in Net Assets (concluded)

BlackRock World Gold Fund
Increase (Decrease) in Net Assets:	Period May 26, 2010 to1 September 30, 2010
Operations
Net investment loss	$(4,657)
Net realized gain	76,681
Net change in unrealized appreciation/depreciation	640,447

Net increase in net assets resulting from operations	712,471

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,966,256

Redemption Fees
Redemption fees	145
Net Assets
Total increase in net assets	4,678,872
Beginning of period	—

End of period	$4,678,872

Undistributed net investment income	$4,665

1	Commencement of operations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.46	$16.20	$19.40	$13.85	$13.56	$12.24	$16.01	$19.19	$13.75	$13.52

Net investment income (loss)[1]	0.02	0.02	0.24	0.05	0.02	(0.03)	(0.03)	0.12	(0.02)	(0.02)
Net realized and unrealized gain (loss)	1.38	(2.14)	(2.90)	5.90	0.26	1.35	(2.12)	(2.83)	5.86	0.24

Net increase (decrease) from investment operations	1.40	(2.12)	(2.66)	5.95	0.28	1.32	(2.15)	(2.71)	5.84	0.22

Dividends and distributions from:
Net investment income	(0.10)	—	(0.23)	—	—	(0.07)	—	(0.16)	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—

Total dividends and distributions	(0.10)	(1.62)	(0.54)	(0.40)	—	(0.07)	(1.62)	(0.47)	(0.40)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$13.76	$12.46	$16.20	$19.40	$13.85	$13.49	$12.24	$16.01	$19.19	$13.75

Total Investment Return[3]
Based on net asset value	11.32%[4]	(7.53)%[4]	(14.25)%[4]	43.66%[4]	2.14%[5]	10.79%[4]	(7.85)%[4]	(14.59)%[4]	43.16%[4]	1.70%[6]

Ratios to Average Net Assets
Total expenses	0.94%	0.98%	0.89%	0.93%	1.01%	1.34%	1.54%	1.25%	1.42%	1.40%

Total expenses excluding recoupment of past waived fees	0.93%	0.97%	0.89%	0.93%	1.01%	1.27%	1.47%	1.25%	1.42%	1.40%

Total expenses after fees waived, reimbursed and paid indirectly	0.93%	0.93%	0.89%	0.93%	0.99%	1.34%	1.35%	1.25%	1.33%	1.34%

Net investment income (loss)	0.16%	0.17%	1.14%	0.31%	0.17%	(0.25)%	(0.26)%	0.56%	(0.11)%	(0.17)%

Supplemental Data
Net assets, end of year (000)	$420,071	$328,434	$510,804	$598,747	$337,771	$4,231	$3,426	$4,836	$3,435	$2,368

Portfolio turnover	38%	22%	38%	31%	41%	38%	22%	38%	31%	41%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.24	$16.01	$19.18	$13.75	$13.50	$11.84	$15.68	$18.82	$13.59	$13.44

Net investment income (loss)[1]	(0.03)	(0.02)	0.17	(0.02)	(0.02)	(0.13)	(0.09)	0.01	(0.13)	(0.12)
Net realized and unrealized gain (loss)	1.35	(2.13)	(2.87)	5.85	0.26	1.32	(2.13)	(2.81)	5.76	0.26

Net increase (decrease) from investment operations	1.32	(2.15)	(2.70)	5.83	0.24	1.19	(2.22)	(2.80)	5.63	0.14

Dividends and distributions from:
Net investment income	(0.06)	—	(0.16)	—	—	—	—	(0.03)	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—	—	(1.62)	(0.31)	(0.40)	—

Total dividends and distributions	(0.06)	(1.62)	(0.47)	(0.40)	—	—	(1.62)	(0.34)	(0.40)	—
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$13.50	$12.24	$16.01	$19.18	$13.75	$13.03	$11.84	$15.68	$18.82	$13.59

Total Investment Return[3]
Based on net asset value	10.84%[4]	(7.85)%[4]	(14.55)%[4]	43.09%[4]	1.85%[5]	10.05%[4]	(8.56)%[4]	(15.23)%[4]	42.11%[4]	1.12%[6]

Ratios to Average Net Assets
Total expenses	1.34%	1.48%	1.27%	1.34%	1.46%	2.17%	2.35%	2.09%	2.23%	2.13%

Total expenses excluding recoupment of past waived fees	1.32%	1.45%	1.27%	1.34%	1.46%	2.16%	2.33%	2.09%	2.23%	2.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.34%	1.26%	1.31%	1.34%	2.10%	2.06%	2.04%	2.04%	2.04%

Net investment income (loss)	(0.25)%	(0.25)%	0.81%	(0.10)%	(0.16)%	(1.03)%	(0.95)%	0.06%	(0.82)%	(0.86)%

Supplemental Data
Net assets, end of year (000)	$207,523	$178,364	$267,422	$347,598	$248,557	$27,113	$30,873	$42,399	$55,538	$43,477

Portfolio turnover	38%	22%	38%	31%	41%	38%	22%	38%	31%	41%

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.85	$15.69	$18.84	$13.60	$13.46

Net investment income (loss)[1]	(0.13)	(0.09)	0.02	(0.13)	(0.12)
Net realized and unrealized gain (loss)	1.32	(2.13)	(2.82)	5.77	0.25

Net increase (decrease) from investment operations	1.19	(2.22)	(2.80)	5.64	0.13

Dividends and distributions from:
Net investment income	—	—	(0.04)	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—

Total dividends and distributions	—	(1.62)	(0.35)	(0.40)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$13.04	$11.85	$15.69	$18.84	$13.60

Total Investment Return[3]
Based on net asset value	10.04%[4]	(8.54)%[4]	(15.21)%[4]	42.15%[4]	1.04%[5]

Ratios to Average Net Assets
Total expenses	2.08%	2.23%	2.02%	2.12%	2.09%

Total expenses excluding recoupment of past waived fees	2.08%	2.21%	2.02%	2.12%	2.09%

Total expenses after fees waived, reimbursed and paid indirectly	2.08%	2.05%	2.01%	2.04%	2.04%

Net investment income (loss)	(1.00)%	(0.95)%	0.08%	(0.83)%	(0.86)%

Supplemental Data
Net assets, end of year (000)	$116,401	$113,347	$153,512	$207,194	$136,120

Portfolio turnover	38%	22%	38%	31%	41%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	27

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Institutional Shares					Investor A Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$32.61	$51.31	$63.42	$68.57	$79.62	$28.67	$47.29	$59.02	$64.90	$79.01

Net investment income (loss)[1]	0.05	(0.07)	(0.13)	(0.02)	0.57	(0.12)	(0.13)	(0.32)	(0.16)	0.32
Net realized and unrealized gain (loss)	2.31	(9.60)	(2.78)	14.26	(2.50)	2.08	(9.46)	(2.29)	13.41	(2.36)

Net increase (decrease) from investment operations	2.36	(9.67)	(2.91)	14.24	(1.93)	1.96	(9.59)	(2.61)	13.25	(2.04)

Dividends and distributions from:
Net investment income	—	—	(2.01)	(0.81)	(0.53)	—	—	(1.92)	(0.55)	(0.48)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(9.04)	(7.22)	(18.58)	(8.60)

Total dividends and distributions	—	(9.04)	(9.23)	(19.39)	(9.13)	—	(9.04)	(9.14)	(19.13)	(9.08)

Redemption fees added to paid-in capital	0.01	0.01	0.03	0.00 [2]	0.01	0.00 [2]	0.01	0.02	0.00 [2]	0.01

Net asset value, end of year	$34.98	$32.61	$51.31	$63.42	$68.57	$30.63	$28.67	$47.29	$59.02	$64.90

Total Investment Return[3]
Based on net asset value	7.27%[4,5]	(7.64)%[6,7]	(6.77)%[5]	23.55%[8]	(2.89)%[9]	6.84%[8,10]	(8.20)%[5,11]	(6.78)%[7]	23.25%[8]	(3.20)%[7]

Ratios to Average Net Assets
Total expenses	0.97%	1.00%	0.92%	1.07%	1.02%	1.35%	1.40%	1.25%	1.30%	1.41%

Total expenses excluding recoupment of past waived fees	0.97%	0.98%	0.92%	1.07%	1.02%	1.31%	1.38%	1.25%	1.30%	1.41%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%	0.99%	0.92%	1.03%	0.98%	1.35%	1.31%	1.25%	1.29%	1.30%

Net investment income (loss)	0.13%	(0.25)%	(0.18)%	(0.03)%	0.76%	(0.39)%	(0.55)%	(0.49)%	(0.28)%	0.44%

Supplemental Data
Net assets, end of year (000)	$274,009	$134,187	$82,147	$37,498	$35,010	$644,786	$636,437	$689,646	$685,590	$683,417

Portfolio turnover	16%	25%	32%	15%	27%	16%	25%	32%	15%	27%

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B Shares					Investor C Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$21.56	$39.68	$50.87	$58.19	$69.43	$21.51	$39.61	$50.84	$58.13	$69.37

Net investment loss[1]	(0.27)	(0.22)	(0.67)	(0.50)	(0.18)	(0.24)	(0.22)	(0.66)	(0.50)	(0.17)
Net realized and unrealized gain (loss)	1.57	(8.87)	(1.81)	11.82	(2.09)	1.54	(8.85)	(1.79)	11.83	(2.10)

Net increase (decrease) from investment operations	1.30	(9.09)	(2.48)	11.32	(2.27)	1.30	(9.07)	(2.45)	11.33	(2.27)

Dividends and distributions from:
Net investment income	—	—	(1.51)	(0.06)	(0.38)	—	—	(1.58)	(0.04)	(0.38)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(9.04)	(7.22)	(18.58)	(8.60)

Total dividends and distributions	—	(9.04)	(8.73)	(18.64)	(8.98)	—	(9.04)	(8.80)	(18.62)	(8.98)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.02	0.00 [2]	0.01	0.00 [2]	0.01	0.02	0.00 [2]	0.01

Net asset value, end of year	$22.86	$21.56	$39.68	$50.87	$58.19	$22.81	$21.51	$39.61	$50.84	$58.13

Total Investment Return[3]
Based on net asset value	6.03%[8,12]	(8.74)%[13,14]	(7.63)%[7]	22.35%[8]	(3.91)%[15]	6.04%[8,16]	(8.68)%[14,17]	(7.57)%[7]	22.36%[8]	(3.92)%[18]

Ratios to Average Net Assets
Total expenses	2.10%	2.25%	2.01%	2.08%	2.09%	2.06%	2.16%	1.96%	2.02%	2.05%

Total expenses excluding recoupment of past waived fees	2.10%	2.23%	2.01%	2.08%	2.09%	2.05%	2.16%	1.96%	2.02%	2.05%

Total expenses after fees waived, reimbursed and paid indirectly	2.09%	2.05%	2.00%	2.03%	2.02%	2.05%	2.05%	1.96%	2.01%	2.01%

Net investment loss	(1.17)%	(1.28)%	(1.24)%	(1.01)%	(0.27)%	(1.07)%	(1.29)%	(1.21)%	(1.00)%	(0.26)%

Supplemental Data
Net assets, end of year (000)	$25,633	$34,218	$57,174	$80,178	$87,636	$142,490	$129,556	$151,409	$144,300	$147,723

Portfolio turnover	16%	25%	32%	15%	27%	16%	25%	32%	15%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.20%.

5	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (7.66)%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

8	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

9	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.77%.

11	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.23)%.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.94%.

13	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.77)%.

14	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

15	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

16	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.95%.

17	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.71)%.

18	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	29

Financial Highlights (concluded)	BlackRock World Gold Fund

	Period May 26, 2010[1] to September 30, 2010
	Institutional Shares	Investor A Shares	Investor C Shares
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income (loss)[2]	(0.01)	0.00 [3]	(0.04)
Net realized and unrealized gain[4]	2.08	2.05	2.06

Net increase from investment operations	2.07	2.05	2.02

Net asset value, end of period	$12.07	$12.05	$12.02

Total Investment Return[5,6]
Based on net asset value	20.70%	20.50%	20.20%

Ratios to Average Net Assets[7]
Total expenses[8]	5.79%	7.16%	7.37%

Total expenses after fees waived and reimbursed	1.24%	1.49%	2.27%

Net investment income (loss)	(0.39)%	0.07%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$3,974	$572	$132

Portfolio turnover	1%	1%	1%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Includes redemption fees, which are less than $0.01 per share.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94% respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 24 series, of which BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions

BLACKROCK FUNDS	SEPTEMBER 30, 2010	31

Notes to Financial Statements (continued)

are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds are entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources and Energy & Resources Funds’ US federal tax returns remains open for each of the four years ended September 30, 2010. The statue of limitations on World Gold’s US federal tax returns remains open for the period ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of World Gold were expensed by World Gold and reimbursed by the manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of World Gold. The manager reimbursed the Fund $7,508, which is shown as expenses reimbursed by advisor in the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of September 30, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources	World Gold
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$242	$108

Liability Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$208

The Effect of Derivative Instruments on the Statements of Operations Period Ended September 30, 2010
Net Realized Gain (Loss) from
	All-Cap Energy & Resources	Energy & Resources	World Gold
Foreign currency exchange contracts	$(521,485)	$105,344	$27,445

Net Change in Unrealized Appreciation/Depreciation on
	Energy & Resources	World Gold
Foreign currency exchange contracts	$(368)	$108

For the period ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources	Energy & Resources	World Gold
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1	1
Average number of contracts - US dollars sold	1	1	1
Average US dollar amount purchased	$138,112	$281,481	$275
Average US dollar amount sold	$195,869	$253,981	$22,902

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater Than $3 Billion	0.650%

BLACKROCK FUNDS	SEPTEMBER 30, 2010	33

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the period ended September 30, 2010, the Manager waived $9,155 of investment advisory fees for World Gold which is included in fees waived by advisor. The expense limitations as a percentage of net assets are as follows:

Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	0.96%	1.07%	1.24%
Service	1.38%	1.38%[1]	N/A
Investor A	1.38%	1.38%	1.49%
Investor B	2.10%	2.10%	N/A
Investor C	2.10%	2.10%	2.27%

1	There were no shares outstanding as of September 30, 2010.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the period ended September 30, 2010, the amounts waived were as follows:

All-Cap Energy & Resources	$18,221
Energy & Resources	$13,676
World Gold	$33

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources
Institutional	$17,495	$7,938
Service	2,928	—
Investor A	36,256	268,130
Investor B	966	599
Investor C	—	17,262

Total	$57,645	$293,929

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
All-Cap Energy & Resources	$520,290	$29,489
Energy & Resources	$286,669	$39,774
World Gold	—	$61,160

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2010:

All-Cap Energy & Resources	$45,289
Energy & Resources	$8,612

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

34	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the period ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$39,507
Energy & Resources	$102,295
World Gold	$542

For the period ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$22,065	$80,765	$15,811
Energy & Resources	$1,022	$35,153	$39,686

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the period ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

All-Cap Energy & Resources	$45,266
Energy & Resources	$54,449
World Gold	$490

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Call Center
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$2,434	$2,558	$6
Service	155	—	—
Investor A	13,451	30,275	3
Investor B	3,059	2,535	—
Investor C	6,381	7,514	2

Total	$25,480	$42,882	$11

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration - class specific in the Statements of Operations:

All-Cap Energy & Resources	$645,171
Energy & Resources	$898,430

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds,

BLACKROCK FUNDS	SEPTEMBER 30, 2010	35

Notes to Financial Statements (continued)

invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the period ended September 30, 2010, BIM received $68,068 in securities lending agent fees related to securities lending activities for the Funds.

For the period ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$94,635	$51,019	$287
Service	985	—	—
Investor A	50,142	153,068	13
Investor B	7,364	7,722	—
Investor C	29,703	35,635	5

Total	$182,829	$247,444	$305

All-Cap Energy & Resources and Energy & Resources affiliates earned $166,527 and $226,212, respectively, in administration fees which are included as a component of administration — class specific in the Statements of Operations.

Administration Fees Waived
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$5,761	$4,089	$265
Investor A	—	19,060	12
Investor B	6,945	3,370	—
Investor C	568	2,580	4

Total	$13,274	$29,099	$281

Service and Distribution Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Service	$9,869	—	—
Investor A	499,777	$1,716,194	$130
Investor B	293,283	307,067	—
Investor C	1,184,740	1,424,541	217

Total	$1,987,669	$3,447,802	$347

Transfer Agent Fees
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$112,966	$162,516	$90
Service	4,471	—	—
Investor A	343,820	1,219,731	78
Investor B	76,772	67,042	—
Investor C	209,860	229,679	39

Total	$747,889	$1,678,968	$207

All-Cap Energy & Resources, Energy & Resources and World Gold affiliates earned $255,146, $362,977 and $17, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$104	$243	$6
Investor A	—	924	3
Investor B	3,054	331	—
Investor C	—	—	2

Total	$3,158	$1,498	$11

Transfer Agent Fees Reimbursed
Share Classes	All-Cap Energy & Resources	Energy & Resources	World Gold
Institutional	$3,333	$1,367	$78
Investor A	—	1,451	71
Investor B	9,723	324	—
Investor C	—	6,035	32

Total	$13,056	$9,177	$181

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 2010, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$341,305,895	$264,880,082
Energy & Resources	$284,866,229	$161,593,707
World Gold	$3,800,818	$37,488

Energy & Resources received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by such Fund. This amount is shown as litigation proceeds in the Statements of Operations.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the period ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2010 attributable to non-deductible expenses, the sale of stock of passive foreign investment companies, the classification of settlement proceeds and foreign currency transactions were reclassified to the following accounts:

	All-Cap Energy & Resources	Energy & Resources	World Gold
Paid-in capital	—	$(320,700)	$(3,256)
Undistributed (accumulated) net investment income (loss)	$(354,899)	$9,000,428	$9,322
Accumulated net realized gain (loss)	$354,899	$(8,679,728)	$(6,066)

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	All-Cap Energy & Resources	Energy & Resources
Ordinary income
9/30/10	$3,678,104	—
9/30/09	$1,185	—
Long-term capital gain
9/30/09	$85,002,775	$168,365,075

Total distributions
9/30/10	$3,678,104	—

9/30/09	$85,003,960	$168,365,075

As of September 30, 2010, the tax components of accumulated net earnings (losses) were as follows:

	All-Cap Energy & Resources	Energy & Resources	World Gold
Undistributed ordinary income	$4,852,821	$12,071,160	$136,421
Capital loss carryforwards	(148,668,561)	(154,748,012)	—
Net unrealized gains*	121,764,674	166,771,112	579,306

Total	$(22,051,066)	$24,094,260	$715,727

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the difference between the book and tax treatment of certain security lending transactions and the timing and recognition of partnership income.

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	All-Cap Energy & Resources	Energy & Resources
2017	$43,202,338	$21,722,097
2018	105,466,223	133,025,915

Total	$148,668,561	$154,748,012

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty

BLACKROCK FUNDS	SEPTEMBER 30, 2010	37

Notes to Financial Statements (continued)

risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2010, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	64%	69%
Canada	21	22
Brazil	4	1
Netherlands	4	—
Bermuda	2	1
Norway	2	—
China	1	—
United Kingdom	1	3
France	1	—
Australia	—	2
Switzerland	—	2

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,986,367	$134,367,824	6,816,039	$66,330,383
Shares issued in reinvestment of dividends and distributions	200,405	2,539,121	5,705,653	45,759,161

Total issued	10,186,772	136,906,945	12,521,692	112,089,544
Shares redeemed	(6,009,774)	(78,555,760)	(17,695,712)	(168,499,591)

Net increase (decrease)	4,176,998	$58,351,185	(5,174,020)	$(56,410,047)

Service
Shares sold	129,470	$1,728,714	126,381	$1,357,643
Shares issued in reinvestment of dividends and distributions	1,331	16,588	36,296	286,741

Total issued	130,801	1,745,302	162,677	1,644,384
Shares redeemed	(97,186)	(1,249,770)	(184,665)	(1,761,798)

Net increase (decrease)	33,615	$495,532	(21,988)	$(117,414)

Investor A
Shares sold and automatic conversion of shares	6,290,997	$84,492,272	6,058,645	$59,640,495
Shares issued in reinvestment of dividends and distributions	68,064	848,743	2,485,169	19,632,659

Total issued	6,359,061	85,341,015	8,543,814	79,273,154
Shares redeemed	(5,559,495)	(71,791,932)	(10,673,413)	(103,741,777)

Net increase (decrease)	799,566	$13,549,083	(2,129,599)	$(24,468,623)

38	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	57,002	$730,829	393,955	$3,681,132
Shares issued in reinvestment of distributions	—	—	474,990	3,652,624

Total issued	57,002	730,829	868,945	7,333,756
Shares redeemed and automatic conversion of shares	(582,551)	(7,366,731)	(965,605)	(9,019,109)

Net decrease	(525,549)	$(6,635,902)	(96,660)	$(1,685,353)

Investor C
Shares sold	1,577,404	$20,119,009	2,104,931	$20,094,619
Shares issued in reinvestment of distributions	—	—	1,666,587	12,815,816

Total issued	1,577,404	20,119,009	3,771,518	32,910,435
Shares redeemed	(2,214,419)	(27,692,551)	(3,991,620)	(37,309,926)

Net decrease	(637,015)	$(7,573,542)	(220,102)	$(4,399,491)

Energy & Resources
Institutional
Shares sold	5,182,364	$179,128,556	4,463,637	$109,578,802
Shares issued in reinvestment of distributions	—	—	380,846	7,594,159

Total issued	5,182,364	179,128,556	4,844,483	117,172,961
Shares redeemed	(1,464,280)	(50,954,339)	(2,330,268)	(66,100,545)

Net increase	3,718,084	$128,174,217	2,514,215	$51,072,416

Investor A
Shares sold and automatic conversion of shares	9,081,335	$283,393,555	13,818,064	$306,317,533
Shares issued in reinvestment of distributions	—	—	6,478,751	113,896,782

Total issued	9,081,335	283,393,555	20,296,815	420,214,315
Shares redeemed	(10,225,750)	(309,607,556)	(12,684,001)	(298,301,116)

Net increase (decrease)	(1,144,415)	$(26,214,001)	7,612,814	$121,913,199

Investor B
Shares sold	38,395	$891,555	243,394	$4,023,536
Shares issued in reinvestment of distributions	—	—	785,430	10,446,300

Total issued	38,395	891,555	1,028,824	14,469,836
Shares redeemed and automatic conversion of shares	(504,196)	(11,638,269)	(882,642)	(15,559,229)

Net increase (decrease)	(465,801)	$(10,746,714)	146,182	$(1,089,393)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	39

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,835,681	$43,051,912	2,053,570	$36,134,223
Shares issued in reinvestment of distributions	—	—	2,181,238	28,923,437

Total issued	1,835,681	43,051,912	4,234,808	65,057,660
Shares redeemed	(1,613,256)	(36,497,747)	(2,033,838)	(38,022,838)

Net increase	222,425	$6,554,165	2,200,970	$27,034,822

	Period May 26, 2010[1] to September 30, 2010
World Gold	Shares	Amount
Institutional
Shares sold	329,452	$3,324,244
Shares redeemed	(73)	(765)

Net increase	329,379	$3,323,479

Investor A
Shares sold	47,918	$531,234
Shares redeemed	(419)	(5,027)

Net increase	47,499	$526,207

Investor C
Shares sold	11,383	$121,162
Shares redeemed	(390)	(4,592)

Net increase	10,993	$116,570

1	Commencement of operations.

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio and BlackRock World Gold Fund [three of the twenty-four series constituting BlackRock Funds (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, except for BlackRock World Gold Fund, which is for the period from May 26, 2010 (commencement of operations) to September 30, 2010, the statements of changes in net assets for each of the two years in the period then ended, except for BlackRock World Gold Fund, which is for the period from May 26, 2010 (commencement of operations) to September 30, 2010, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio and BlackRock World Gold Fund of BlackRock Funds as of September 30, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock All-Cap Energy & Resources Portfolio during the taxable year ended September 30, 2010:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations
BlackRock All-Cap Energy & Resources Portfolio	12/11/09	100.00%	100.00%

BLACKROCK FUNDS	SEPTEMBER 30, 2010	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds SM (the “Trust”) met on April 20, 2010 and May 18-19, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”, each a “Fund”, and together with All-Cap Energy & Resources Portfolio, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18-19, 2010 Board meeting.

At an in-person meeting held on May 18-19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011. In approving the continuation of the Agreement, the Board considered: (a) the nature,

42	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, All-Cap Energy & Resources Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-year, three-year and since-inception periods reported.

The Board noted that, in general, Energy & Resources Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds:

The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis

BLACKROCK FUNDS	SEPTEMBER 30, 2010	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual advisory fee was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that with respect to each of the Funds, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable. The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together,

44	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds SM (the “Trust”) met on February 22-23, 2010 to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock World Gold Fund (the “Fund”), a series of the Trust. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to each of the other series of the Trust. The Board also considered the approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Sub-Advisory Agreement was substantially the same as the sub-advisory agreement that had previously been approved by the Board with respect to certain other series of the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” The Fund commenced operations in May 2010.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on February 22-23, 2010, the Board reviewed materials relating to its consideration of the Agreements with respect to the Fund. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management with respect to other funds advised by BlackRock; (c) the advisory fee and the cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) possible alternatives to the proposed Agreements; (f) the policies and practices of BlackRock to be utilized with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the February 2010 meeting relating to its consideration of the Agreements, including (a) fees and estimated expense ratios of each class of the Fund; (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; (d) information regarding compliance records and regulatory matters relating to BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates and significant shareholders

BLACKROCK FUNDS	SEPTEMBER 30, 2010	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the portfolio management team for the Fund. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Fund. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

B. The Investment Performance of the Fund and BlackRock:

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the February 2010 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund:

In connection with the initial approval of the Agreements with respect to the Fund, the Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in a peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. It also compared the Fund’s estimated total expense ratio, as well as the estimated actual management fee ratio (i.e. advisory and administration combined), to those of its Peers. The Board considered the fee waivers and expense reimbursement arrangements in place, including BlackRock’s contractual agreement to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board considered information about the services rendered, and the fee rates offered, to other clients advised by BlackRock.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the February 2010 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Fund in tandem with other series of the Trust. Since the Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. BlackRock, however, will provide the Board with such information at future meetings.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board of the Trust, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust with respect to the Fund for a two-year term ending May 26, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a two-year term ending May 26, 2012. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Trust, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	47

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

48	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a Trustee of the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	49

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	51

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio		BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2025 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	53

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-9/10-AR

September 30, 2010

Annual Report

BlackRock FundsSM

BlackRock	Small Cap Core Equity Portfolio

BlackRock	Small Cap Growth Equity Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Small Cap Core Equity Portfolio (the “Fund”) underperformed the benchmark Russell 2000 Index for the 12-month period.

What factors influenced performance?

•

Stock selection among software industry stocks detracted from performance during the period. In particular, shares of digital video recording service provider TiVo, Inc. slid sharply on the surprise announcement that a federal appeals court has agreed to revisit a patent dispute involving the company’s proprietary technology. In the financials sector, stock selection within the capital markets and real estate investment trusts industries weighed heavily on the Fund’s returns. Investment banking firm KBW, Inc. was a notable laggard due to declining revenues from fixed income trading and merger and acquisition activities. In telecommunication services, the Fund’s holdings of network interconnection services provider Neutral Tandem, Inc. hurt performance as increased competition and aggressive pricing in the space pressured the company’s revenues and margins.

•

Contributing positively to performance was the Fund’s positioning within the health care sector, where an underweight to biotechnology names and positive selection among pharmaceutical companies proved beneficial. Most notably, Impax Laboratories, Inc. rallied sharply on improved generic drug pricing and the expiration of competitors’ branded drug patents. In the industrials sector, the Fund benefited from stock selection among machinery names. Vehicle component supplier ArvinMeritor, Inc. delivered strength as vehicle sales and truck utilization rates rebounded from their severely depressed levels of early 2009. Stock selection among energy stocks added to performance as well.

Describe recent portfolio activity.

•

Equity markets were volatile over the past year as investors struggled to find direction, often buying or selling stocks in response to broad macro events and mixed economic data. During the period, we increased exposure to the financials sector, most notably by establishing new positions in insurance providers Flagstone Reinsurance Holdings SA, Tower Group, Inc. and The Hanover Insurance Group, Inc. In information technology, we added mostly to the electronic equipment, instruments & components industry. We added exposure to the utilities sector by establishing new positions in the electric utilities industry. We reduced exposure to consumer discretionary by trimming positions across the textiles, apparel & luxury goods and media industries. The Fund’s allocation to consumer staples was reduced as we sold off positions in Fresh Del Monte Produce, Inc. and over-the-counter health care products company Chattem, Inc., which appreciated sharply on news of a possible takeover.

Describe Fund positioning at period end.

•

Although the broader economic environment remains challenging, company fundamentals are strong, valuations are attractive and analysts are forecasting robust corporate profit margins for the remainder of this year and throughout 2011. Given this backdrop, the Fund remains well diversified and positioned to benefit from a gradual economic recovery. At period end, the Fund was moderately overweight relative to the benchmark in the industrials and information technology sectors and underweight health care and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Kaman Corp.	2%
Rush Enterprises, Inc. - Class A	2
Progress Software Corp.	2
Modine Manufacturing Co.	1
Cepheid, Inc.	1
Flagstone Reinsurance Holdings SA	1
SYNNEX Corp.	1
Quality Systems, Inc.	1
Lawson Software, Inc.	1
Key Energy Services, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	22%
Information Technology	21
Industrials	16
Consumer Discretionary	14
Health Care	12
Energy	5
Materials	4
Utilities	3
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Small Cap Core Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US small capitalization companies (market capitalizations between approximately $20.0 million to $3.2 billion as of June 30, 2010), which the portfolio management team believes either have above-average earnings growth potential or are undervalued.

3	An index that measures the performance of the 2,000 smallest companies in the Russell 3000.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(1.57)%	9.99%	N/A	(0.70)%	N/A	6.48%	N/A
Service	(1.66)	9.67	N/A	(1.00)	N/A	6.27	N/A
Investor A	(1.81)	9.40	3.68%	(1.16)	(2.22)%	6.11	5.46%
Investor B	(2.17)	8.61	4.11	(1.91)	(2.26)	5.54	5.54
Investor C	(2.17)	8.63	7.63	(1.89)	(1.89)	5.48	5.48
Russell 2000 Index	0.25	13.35	N/A	1.60	N/A	5.17	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on January 2, 2002.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$984.30	$6.67	$1,000.00	$1,018.35	$6.78	1.34%
Service	$1,000.00	$983.40	$8.20	$1,000.00	$1,016.80	$8.34	1.65%
Investor A	$1,000.00	$981.90	$8.99	$1,000.00	$1,015.99	$9.15	1.81%
Investor B	$1,000.00	$978.30	$12.84	$1,000.00	$1,012.08	$13.06	2.59%
Investor C	$1,000.00	$978.30	$12.79	$1,000.00	$1,012.13	$13.01	2.58%

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period one-half year shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Small Cap Growth Equity Portfolio (the “Fund”) underperformed its benchmark, the Russell 2000 Growth Index, for the 12-month period.

What factors influenced performance?

•

Stock selection in the consumer discretionary sector detracted from relative performance during the period. Holdings of media content provider CKX, Inc. fell 27% due to uncertainty around a potential new contract for the company’s American Idol franchise. Instant lottery ticket provider Scientific Games Corp. – Class A lost more than 35% as the renewal of a major client contract remained questionable during the majority of the period. In the IT sector, casino services provider Global Cash Access Holdings, Inc. was a key detractor as the stock tumbled more than 40% on news that the company had lost a large revenue-producing contract. In health care, holdings of biopharmaceutical company InterMune, Inc. hurt performance as the stock plummeted more than 70% after the US Food and Drug Administration reversed its prior panel ruling and rejected approval of the company’s pulmonary fibrosis drug.

•

Conversely, stock selection in the health care and industrials sectors contributed positively to performance. A number of the Fund’s biotechnology holdings posted gains, the most notable being cancer drug manufacturers OSI Pharmaceuticals, Inc., which soared 60% on news of its acquisition by a larger pharmaceutical company, and Dendreon Corp., which climbed almost 50% over the period. Among the Fund’s industrial holdings, Argon ST, Inc. spiked 80% after receiving a takeover bid from one of its competitors.

Describe recent portfolio activity.

•

During the 12-month period, we increased the Fund’s overall weighting in the consumer discretionary sector by establishing new positions in G-III Apparel Group Ltd., The Children’s Place Retail Stores, Inc. and Pier 1 Imports, Inc. Exposure to the IT sector was reduced due to acquisitions of two large holdings, SonicWALL, Inc. and SkillSoft Plc.

Describe Fund positioning at period end.

•	At period end, the Fund’s largest overweight relative to the Russell 2000 Growth Index was in health care, while its most significant underweight was in the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
ExlService Holdings, Inc.	3%
Lincare Holdings, Inc.	3
CKX, Inc.	2
TiVo, Inc.	2
Dollar Financial Corp.	2
Scientific Games Corp. - Class A	2
Taleo Corp. - Class A	2
SonoSite, Inc.	2
Cbeyond, Inc.	2
Cubist Pharmaceuticals, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Health Care	23
Consumer Discretionary	19
Industrials	13
Financials	5
Energy	5
Materials	4
Consumer Staples	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US small capitalization companies (market capitalizations between approximately $20.0 million to $3.2 billion as of June 30, 2010), which the portfolio management team believes offer superior prospects for growth.

3	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(5.55)%	9.43%	N/A	3.38%	N/A	(2.15)%	N/A
Service	(5.67)	9.17	N/A	3.12	N/A	(2.39)	N/A
Investor A	(5.70)	9.04	3.32%	3.00	1.90%	(2.52)	(3.04)%
Investor B	(6.14)	8.00	3.50	2.09	1.72	(3.14)	(3.14)
Investor C	(6.15)	8.01	7.01	2.06	2.06	(3.32)	(3.32)
Russell 2000 Growth Index	2.43	14.79	N/A	2.35	N/A	(0.13)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]			Annualized Expense Ratio
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]
Institutional	$1,000.00	$944.50	$4.14	$1,000.00	$1,020.81	$4.31	0.85%
Service	$1,000.00	$943.30	$5.46	$1,000.00	$1,019.45	$5.67	1.12%
Investor A	$1,000.00	$943.00	$5.99	$1,000.00	$1,018.90	$6.23	1.23%
Investor B	$1,000.00	$938.60	$10.40	$1,000.00	$1,014.34	$10.81	2.14%
Investor C	$1,000.00	$938.50	$10.25	$1,000.00	$1,014.49	$10.66	2.11%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.3%
AAR Corp.(a)	12,000	$223,920

Air Freight & Logistics — 0.2%
Forward Air Corp.	7,200	187,200

Auto Components — 1.5%
Modine Manufacturing Co.(a)	96,800	1,255,496

Biotechnology — 1.5%
Cepheid, Inc.(a)	66,900	1,251,699

Building Products — 2.3%
Ameron International Corp.	16,300	1,107,748
Simpson Manufacturing Co., Inc.	34,400	886,832

		1,994,580

Capital Markets — 3.0%
Evercore Partners, Inc. - Class A	17,600	503,536
GFI Group, Inc.	169,900	788,336
KBW, Inc.	28,800	737,280
TradeStation Group, Inc.(a)	91,100	599,438

		2,628,590

Chemicals — 1.1%
Cytec Industries, Inc.	10,200	575,076
Spartech Corp.(a)	42,400	348,104

		923,180

Commercial Banks — 8.1%
Associated Banc-Corp	61,100	805,909
Boston Private Financial Holdings, Inc.	115,700	756,678
CoBiz Financial, Inc.	70,761	393,431
Columbia Banking System, Inc.	54,547	1,071,849
CVB Financial Corp.(b)	81,900	615,069
First Interstate BancSystem, Inc.	37,900	510,134
FirstMerit Corp.	38,000	696,160
Independent Bank Corp.	31,900	718,388
Nara Bancorp, Inc.(a)	67,900	479,374
PacWest Bancorp	49,700	947,282

		6,994,274

Commercial Services & Supplies — 1.5%
Clean Harbors, Inc.(a)	13,200	894,300
SYKES Enterprises, Inc.(a)	30,600	415,548

		1,309,848

Communications Equipment — 2.4%
Arris Group, Inc.(a)	104,900	1,024,873
Ciena Corp.(a)(b)	67,500	1,050,975

		2,075,848

Diversified Financial Services — 1.2%
PHH Corp.(a)	49,700	1,046,682

Diversified Telecommunication Services — 0.9%
Premiere Global Services, Inc.(a)	115,000	814,200

Electric Utilities — 2.7%
Cleco Corp.	15,700	465,034

UIL Holdings Corp.	38,100	1,072,896
Unisource Energy Corp.	24,700	825,721

		2,363,651

Electrical Equipment — 1.5%
Generac Holdings, Inc.(a)	33,100	451,484
GrafTech International Ltd.(a)	56,000	875,280

		1,326,764

Electronic Equipment, Instruments & Components — 5.3%
Anixter International, Inc.(a)	19,700	1,063,603
Insight Enterprises, Inc.(a)	19,200	300,288
Scansource, Inc.(a)	36,800	1,020,832
SYNNEX Corp.(a)	43,100	1,212,834
TTM Technologies, Inc.(a)	100,400	982,916

		4,580,473

Energy Equipment & Services — 2.3%
Key Energy Services, Inc.(a)	118,700	1,128,837
Oil States International, Inc.(a)	19,100	889,105

		2,017,942

Food Products — 1.1%
TreeHouse Foods, Inc.(a)	20,000	922,000

Health Care Equipment & Supplies — 3.2%
Arthrocare Corp.(a)	36,900	1,002,942
Haemonetics Corp.(a)	14,800	866,244
Orthofix International NV(a)	29,400	923,748

		2,792,934

Health Care Providers & Services — 4.5%
Alliance HealthCare Services, Inc.(a)	77,300	354,034
Health Management Associates, Inc. - Class A(a)	140,100	1,073,166
IPC The Hospitalist Co., Inc.(a)	41,100	1,122,852
Magellan Health Services, Inc.(a)	20,000	944,800
Sun Healthcare Group, Inc.(a)	47,600	403,172

		3,898,024

Health Care Technology — 1.3%
Quality Systems, Inc.(b)	17,500	1,160,425

Hotels, Restaurants & Leisure — 2.9%
Bally Technologies, Inc.(a)	14,400	503,280
Papa John’s International, Inc.(a)	29,300	772,934
Penn National Gaming, Inc.(a)	20,400	604,044
Vail Resorts, Inc.(a)	16,600	622,832

		2,503,090

Household Durables — 0.2%
MDC Holdings, Inc.	4,700	136,441

Insurance — 3.6%
Flagstone Reinsurance Holdings SA	115,500	1,225,455
The Hanover Insurance Group, Inc.	18,900	888,300

Portfolio Abbreviations

ADR	American Depositary Receipts
ADS	American Depositary Shares

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	9

Schedule of Investments (continued)	BlackRock Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
Tower Group, Inc.	41,300	$964,355

		3,078,110

Internet & Catalog Retail — 0.9%
Orbitz Worldwide, Inc.(a)	128,000	806,400

Internet Software & Services — 1.9%
comScore, Inc.(a)	47,500	1,117,200
Constant Contact, Inc.(a)	25,600	548,608

		1,665,808

IT Services — 0.6%
NCI, Inc. - Class A(a)	26,789	506,848

Machinery — 4.8%
Actuant Corp. - Class A	38,200	877,072
ArvinMeritor, Inc.(a)	59,300	921,522
Briggs & Stratton Corp.	58,000	1,102,580
Nordson Corp.	4,200	309,498
Snap-On, Inc.	15,900	739,509
Tennant Co.	5,700	176,130

		4,126,311

Media — 2.2%
Arbitron, Inc.	30,400	850,288
Ascent Media Corp. - Class A(a)	40,400	1,079,084

		1,929,372

Metals & Mining — 3.0%
Coeur d’Alene Mines Corp.(a)(b)	46,800	932,256
Horsehead Holding Corp.(a)	68,200	673,134
Olympic Steel, Inc.	14,300	328,757
RTI International Metals, Inc.(a)	21,900	670,578

		2,604,725

Multiline Retail — 0.9%
Saks, Inc.(a)	95,200	818,720

Oil, Gas & Consumable Fuels — 2.9%
Energy XXI Bermuda Ltd.(a)	37,000	855,070
James River Coal Co.(a)	51,300	899,289
Petroleum Development Corp.(a)	26,000	717,600

		2,471,959

Paper & Forest Products — 1.1%
Buckeye Technologies, Inc.	65,800	967,918

Personal Products — 1.2%
Nu Skin Enterprises, Inc. - Class A	36,411	1,048,637

Pharmaceuticals — 1.2%
Akorn, Inc.(a)	13,000	52,520
Impax Laboratories, Inc.(a)	51,000	1,009,800

		1,062,320

Professional Services — 2.4%
ICF International, Inc.(a)	24,100	604,187
Mistras Group, Inc.(a)	42,000	486,360
TrueBlue, Inc.(a)	72,700	992,355

		2,082,902

Real Estate Investment Trusts (REITs) — 5.2%
DuPont Fabros Technology, Inc.	41,400	1,041,210
MFA Financial, Inc.	120,300	917,889
Ramco-Gershenson Properties Trust	92,900	994,959
Redwood Trust, Inc.	70,000	1,012,200
U-Store-It Trust	68,200	569,470

		4,535,728

Road & Rail — 1.3%
Heartland Express, Inc.	34,800	517,476
Landstar System, Inc.	15,800	610,196

		1,127,672

Semiconductors & Semiconductor Equipment — 4.0%
ATMI, Inc.(a)	59,300	881,198
Fairchild Semiconductor International, Inc.(a)	62,900	591,260
Hittite Microwave Corp.(a)	18,700	891,055
Teradyne, Inc.(a)	98,800	1,100,632

		3,464,145

Software — 5.5%
Blackboard, Inc.(a)	26,770	964,791
Lawson Software, Inc.(a)	133,750	1,132,862
Progress Software Corp.(a)	39,100	1,294,210
Take-Two Interactive Software, Inc.(a)	63,600	644,904
TiVo, Inc.(a)	75,200	681,312

		4,718,079

Specialty Retail — 4.9%
Christopher & Banks Corp.	72,200	571,102
Gymboree Corp.(a)	17,800	739,412
hhgregg, Inc.(a)	39,100	968,116
JoS. A. Bank Clothiers, Inc.(a)	25,300	1,078,033
Sally Beauty Holdings, Inc.(a)(b)	80,050	896,560

		4,253,223

Textiles, Apparel & Luxury Goods — 0.1%
Movado Group, Inc.(a)	7,600	82,688

Trading Companies & Distributors — 3.2%
Kaman Corp.	55,000	1,441,550
Rush Enterprises, Inc. - Class A(a)	84,900	1,302,366

		2,743,916

Total Long-Term Investments (Cost — $78,293,505) — 99.9%		86,502,742

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	1,028,081	1,028,081

See Notes to Financial Statements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$3,726	$3,725,500

Total Short-Term Securities (Cost — $4,753,581) — 5.5%		4,753,581

Total Investments (Cost — $83,047,086*) — 105.4%		91,256,323
Liabilities in Excess of Other Assets — (5.4)%		(4,708,654)

Net Assets — 100.0%		$86,547,669

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,086,870

Gross unrealized appreciation	$10,122,515
Gross unrealized depreciation	(2,953,062)

Net unrealized appreciation	$7,169,453

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	867,414	160,667	1,028,081	$8	$2,279
BlackRock Liquidity Series LLC, Money Market Series	$5,290,500	$(1,565,000)	$3,725,500	—	$51,026

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$86,502,742	—	—	$86,502,742
Short-Term Securities	1,028,081	$3,725,500	—	4,753,581

Total	$87,530,823	$3,725,500	—	$91,256,323

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	11

Schedule of Investments September 30, 2010	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.7%
BE Aerospace, Inc.(a)	549,055	$16,641,857
Orbital Sciences Corp.(a)	951,656	14,560,337

		31,202,194

Air Freight & Logistics — 2.1%
Atlas Air Worldwide Holdings, Inc.(a)	311,519	15,669,406
Forward Air Corp.	316,566	8,230,716

		23,900,122

Airlines — 1.1%
Alaska Air Group, Inc.(a)	259,100	13,221,873

Beverages — 1.6%
Heckmann Corp.(a)	4,898,107	19,102,617

Biotechnology — 6.5%
BioMarin Pharmaceutical, Inc.(a)	238,160	5,322,876
Biospecifics Technologies Corp.(a)	436,800	11,758,656
Cubist Pharmaceuticals, Inc.(a)	829,148	19,393,772
Dendreon Corp.(a)	253,700	10,447,366
Gentium SpA - ADR(a)	335,619	2,379,539
Human Genome Sciences, Inc.(a)	468,100	13,944,699
Pharmasset, Inc.(a)	426,521	12,582,369

		75,829,277

Building Products — 0.8%
Griffon Corp.(a)	766,700	9,346,073

Capital Markets — 0.9%
MF Global Holdings Ltd.(a)	1,513,000	10,893,600

Chemicals — 2.7%
Georgia Gulf Corp.(a)(b)	752,900	12,302,386
Intrepid Potash, Inc.(a)(b)	424,600	11,069,322
Solutia, Inc.(a)	464,300	7,438,086

		30,809,794

Commercial Banks — 1.1%
SVB Financial Group(a)	287,700	12,175,464

Commercial Services & Supplies — 2.5%
Clean Harbors, Inc.(a)	174,695	11,835,586
IESI-BFC Ltd.	103,100	2,359,959
SYKES Enterprises, Inc.(a)	1,084,095	14,722,010

		28,917,555

Communications Equipment — 0.8%
Blue Coat Systems, Inc.(a)	196,000	4,715,760
Polycom, Inc.(a)	187,500	5,115,000

		9,830,760

Construction & Engineering — 1.5%
Chicago Bridge & Iron Co. NV(a)	689,100	16,848,495

Consumer Finance — 2.5%
Cardtronics, Inc.(a)	458,400	7,073,112
Dollar Financial Corp.(a)	1,048,495	21,882,091

		28,955,203

Diversified Consumer Services — 1.2%
Grand Canyon Education, Inc.(a)(b)	615,594	13,499,977

Diversified Telecommunication Services — 1.7%
Cbeyond, Inc.(a)	1,543,046	19,797,280

Energy Equipment & Services — 1.3%
Superior Energy Services, Inc.(a)	578,277	15,434,213

Food Products — 1.3%
Diamond Foods, Inc.(b)	366,900	15,039,231

Health Care Equipment & Supplies — 5.7%
Arthrocare Corp.(a)	452,100	12,288,078
Conceptus, Inc.(a)	1,001,126	13,765,483
Gen-Probe, Inc.(a)	248,305	12,032,860
Merit Medical Systems, Inc.(a)	507,900	8,070,531
SonoSite, Inc.(a)(b)	591,672	19,826,929

		65,983,881

Health Care Providers & Services — 5.0%
Emergency Medical Services Corp. - Class A(a)	102,904	5,479,638
HealthSouth Corp.(a)(b)	890,300	17,093,760
Healthways, Inc.(a)	91,580	1,065,991
Lincare Holdings, Inc.	1,138,006	28,552,571
WellCare Health Plans, Inc.(a)	217,500	6,298,800

		58,490,760

Hotels, Restaurants & Leisure — 5.0%
Buffalo Wild Wings, Inc.(a)(b)	215,900	10,339,451
Gaylord Entertainment Co.(a)	109,300	3,333,650
Jack in the Box, Inc.(a)	597,200	12,803,968
Pinnacle Entertainment, Inc.(a)	892,071	9,946,592
Scientific Games Corp. - Class A(a)	2,187,930	21,222,921

		57,646,582

Household Durables — 0.4%
Libbey, Inc.(a)	323,161	4,256,030

Insurance — 0.7%
Aspen Insurance Holdings Ltd.	287,200	8,696,416

Internet & Catalog Retail — 0.9%
Shutterfly, Inc.(a)	384,997	10,006,072

Internet Software & Services — 3.2%
Constant Contact, Inc.(a)(b)	426,691	9,143,988
GSI Commerce, Inc.(a)	667,800	16,494,660
NIC, Inc.	1,406,300	11,658,227

		37,296,875

IT Services — 7.3%
Camelot Information Systems, Inc. - ADS(a)	49,072	862,195
ExlService Holdings, Inc.(a)	1,611,233	31,338,482
Gartner, Inc.(a)	404,738	11,915,487
Global Cash Access Holdings, Inc.(a)	2,261,327	9,226,214
RightNow Technologies, Inc.(a)	960,300	18,917,910
Sapient Corp.	1,039,309	12,440,529

		84,700,817

Leisure Equipment & Products — 0.0%
Jakks Pacific, Inc.(a)	18,492	326,199

Life Sciences Tools & Services — 2.4%
Bruker Corp.(a)	334,100	4,687,423
ICON Plc - ADR(a)	821,327	17,757,090
Sequenom, Inc.(a)	812,652	5,696,690

		28,141,203

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Machinery — 0.2%
Titan International, Inc.	167,700	$2,275,689

Media — 3.5%
CKX, Inc.(a)	4,795,246	23,496,705
Live Nation Entertainment, Inc.(a)	1,426,319	14,092,032
Valassis Communications, Inc.(a)	88,300	2,992,487

		40,581,224

Metals & Mining — 1.2%
Century Aluminum Co.(a)(b)	1,049,200	13,817,964

Oil, Gas & Consumable Fuels — 3.8%
Energy XXI Bermuda Ltd.(a)	705,400	16,301,794
Massey Energy Co.	519,952	16,128,911
McMoRan Exploration Co.(a)	539,336	9,281,973
Warren Resources, Inc.(a)	456,100	1,810,717

		43,523,395

Pharmaceuticals — 3.2%
Akorn, Inc.(a)	748,479	3,023,855
Auxilium Pharmaceuticals, Inc.(a)	166,276	4,120,319
Depomed, Inc.(a)	2,316,979	10,380,066
Jazz Pharmaceuticals, Inc.(a)	1,161,126	12,458,882
King Pharmaceuticals, Inc.(a)	711,600	7,087,536

		37,070,658

Professional Services — 1.9%
The Corporate Executive Board Co.(b)	528,402	16,676,367
Heidrick & Struggles International, Inc.	302,594	5,894,531

		22,570,898

Semiconductors & Semiconductor Equipment — 6.7%
Anadigics, Inc.(a)	1,018,700	6,203,883
Entegris, Inc.(a)	2,119,400	9,897,598
GT Solar International, Inc.(a)	922,400	7,720,488
Microsemi Corp.(a)	782,200	13,414,730
Monolithic Power Systems, Inc.(a)	339,307	5,540,883
NetLogic Microsystems, Inc.(a)(b)	227,000	6,260,660
Semtech Corp.(a)	584,100	11,792,979
Silicon Laboratories, Inc.(a)	214,000	7,843,100
Veeco Instruments, Inc.(a)	246,200	8,584,994

		77,259,315

Software — 7.3%
Blackboard, Inc.(a)(b)	395,852	14,266,506
DemandTec, Inc.(a)	1,244,745	11,713,050
Netscout Systems, Inc.(a)	229,600	4,709,096
RealPage, Inc.(a)	134,624	2,568,626
Sonic Solutions, Inc.(a)	716,700	8,156,046
Taleo Corp. - Class A(a)	689,451	19,987,185
TiVo, Inc.(a)	2,539,546	23,008,287

		84,408,796

Specialty Retail — 6.2%
The Children’s Place Retail Stores, Inc.(a)	302,100	14,733,417
Express, Inc.(a)	596,400	9,071,244
Lumber Liquidators Holdings, Inc.(a)(b)	599,336	14,725,685
Pier 1 Imports, Inc.(a)	1,899,400	15,556,086
Talbots, Inc.(a)	383,100	5,018,610
The Wet Seal, Inc. - Class A(a)	3,820,002	12,949,807

		72,054,849

Textiles, Apparel & Luxury Goods — 1.6%
Deckers Outdoor Corp.(a)	122,000	6,095,120
G-III Apparel Group Ltd.(a)	385,130	12,085,379

		18,180,499

Total Long-Term Investments (Cost — $1,035,106,035) — 98.5%		1,142,091,850

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	12,730,100	12,730,100

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$76,573	76,573,250

Total Short-Term Securities (Cost — $89,303,350) — 7.7%		89,303,350

Total Investments (Cost — $1,124,409,385*) — 106.2%		1,231,395,200
Liabilities in Excess of Other Assets — (6.2)%		(72,349,877)

Net Assets — 100.0%		$1,159,045,323

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,136,924,810

Gross unrealized appreciation	$155,833,532
Gross unrealized depreciation	(61,363,142)

Net unrealized appreciation	$94,470,390

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	13

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	16,460,094	(3,729,994)	12,730,100	$86	$25,348
BlackRock Liquidity Series LLC, Money Market Series	$83,577,027	$(7,003,777)	$76,573,250	—	$160,250

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$1,142,091,850	—	—	$1,142,091,850
Short-Term Securities	12,730,100	$76,573,250	—	89,303,350

Total	$1,154,821,950	$76,573,250	—	$1,231,395,200

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Assets and Liabilities

September 30, 2010	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value - unaffiliated[1,2]	$86,502,742	$1,142,091,850
Investments at value - affiliated[3]	4,753,581	89,303,350
Investments sold receivable	—	26,563,955
Capital shares sold receivable	201,015	1,846,408
Dividends receivable	105,932	—
Securities lending income receivable - affiliated	1,405	20,580
Receivable from advisor	8,518	9,559
Dividends receivable - affiliated	451	2,769
Prepaid expenses	14,263	49,435

Total assets	91,587,907	1,259,887,906

Liabilities
Collateral on securities loaned at value	3,725,500	76,573,250
Investments purchased payable	109,905	20,685,714
Capital shares redeemed payable	966,404	1,601,206
Investment advisory fees payable	130,985	1,037,109
Service and distribution fees payable	16,375	91,730
Other affiliates payable	2,714	8,606
Officer’s and Trustees’ fees payable	1,148	7,519
Other accrued expenses payable	87,207	837,449

Total liabilities	5,040,238	100,842,583

Net Assets	$86,547,669	$1,159,045,323

Net Assets Consist of
Paid-in capital	$104,800,862	$1,194,608,683
Undistributed net investment income	10,265	211,436
Accumulated net realized loss	(26,472,695)	(142,760,611)
Net unrealized appreciation/depreciation	8,209,237	106,985,815

Net Assets	$86,547,669	$1,159,045,323

[1] Investments at cost - unaffiliated	$78,293,505	$1,035,106,035
[2] Securities loaned at value	$3,558,440	$74,413,420
[3] Investments at cost - affiliated	$4,753,581	$89,303,350

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	15

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$54,064,682	$806,460,771

Shares outstanding[1]	3,585,239	39,495,565

Net asset value	$15.08	$20.42

Service
Net assets	$257,216	$47,916,700

Shares outstanding[1]	17,315	2,484,061

Net asset value	$14.86	$19.29

Investor A
Net assets	$16,093,499	$269,080,091

Shares outstanding[1]	1,097,601	14,400,607

Net asset value	$14.66	$18.69

Investor B
Net assets	$2,564,626	$2,368,790

Shares outstanding[1]	183,247	146,260

Net asset value	$14.00	$16.20

Investor C
Net assets	$13,567,646	$33,218,971

Shares outstanding[1]	971,145	2,051,318

Net asset value	$13.97	$16.19

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Operations

Year Ended September 30, 2010	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Investment Income
Dividends	$691,187	$2,708,379
Securities lending - affiliated	51,026	160,250
Dividends - affiliated	2,279	25,348

Total income	744,492	2,893,977

Expenses
Investment advisory	790,682	6,539,539
Service and distribution - class specific	223,603	1,074,339
Transfer agent - class specific	168,172	2,445,972
Administration	59,301	814,349
Professional	54,604	56,909
Registration	57,622	83,224
Printing	18,595	156,937
Administration - class specific	19,760	265,005
Custodian	16,608	80,026
Officer and Trustees	3,905	30,393
Miscellaneous	13,942	39,145
Recoupment of past waived fees - class specific	1,462	22,587

Total expenses	1,428,256	11,608,425
Less fees waived by advisor	(3,333)	(12,390)
Less administration fees waived - class specific	(17,105)	(1,043)
Less transfer agent fees waived - class specific	(4,386)	(235)
Less transfer agent fees reimbursed - class specific	(37,983)	(9,640)
Less fees paid indirectly	(166)	(805)

Total expenses after fees waived, reimbursed and paid indirectly	1,365,283	11,584,312

Net investment loss	(620,791)	(8,690,335)

Realized and Unrealized Gain (Loss)
Net realized gain from investments	11,397,426	167,872,706

Net change in unrealized appreciation/depreciation on investments	(3,138,950)	(61,615,421)

Total realized and unrealized gain	8,258,476	106,257,285

Net Increase in Net Assets Resulting from Operations	$7,637,685	$97,566,950

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	17

Statements of Changes in Net Assets

	BlackRock Small Cap Core Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment loss	$(620,791)	$(374,747)	$(8,690,335)	$(5,341,612)
Net realized gain (loss)	11,397,426	(26,133,388)	167,872,706	(193,721,585)
Net change in unrealized appreciation/depreciation	(3,138,950)	10,992,529	(61,615,421)	168,328,721

Net increase (decrease) in net assets resulting from operations	7,637,685	(15,515,606)	97,566,950	(30,734,476)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,214,075	(6,516,203)	(107,679,425)	218,085,648

Redemption Fees
Redemption fees	668	14,507	247,878	91,702

Net Assets
Total increase (decrease) in net assets	10,852,428	(22,017,302)	(9,864,597)	187,442,874
Beginning of year	75,695,241	97,712,543	1,168,909,920	981,467,046

End of year	$86,547,669	$75,695,241	$1,159,045,323	$1,168,909,920

Undistributed net investment income	$10,265	$21,303	$211,436	$311,353

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights	BlackRock Small Cap Core Equity Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.71	$15.86	$21.21	$18.50	$17.62	$13.55	$15.73	$21.05	$18.41	$17.59

Net investment loss[1]	(0.06)	(0.01)	(0.05)	(0.13)	(0.12)	(0.10)	(0.07)	(0.09)	(0.18)	(0.18)
Net realized and unrealized gain (loss)[2]	1.43	(2.14)	(3.63)	3.15	1.30	1.41	(2.11)	(3.61)	3.13	1.30

Net increase (decrease) from investment operations	1.37	(2.15)	(3.68)	3.02	1.18	1.31	(2.18)	(3.70)	2.95	1.12

Distributions from net realized gain	—	—	(1.67)	(0.31)	(0.30)	—	—	(1.62)	(0.31)	(0.30)

Net asset value, end of year	$15.08	$13.71	$15.86	$21.21	$18.50	$14.86	$13.55	$15.73	$21.05	$18.41

Total Investment Return[3,4]
Based on net asset value	9.99%	(13.56)%	(18.37)%	16.46%	6.81%	9.67%	(13.86)%	(18.59)%	16.15%	6.47%

Ratios to Average Net Assets
Total expenses	1.40%	1.48%	1.40%	1.38%	1.47%	1.73%	1.88%	1.64%	1.59%	1.64%

Total expenses excluding recoupment of past waived fees	1.40%	1.48%	1.40%	1.38%	1.47%	1.73%	1.81%	1.64%	1.59%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.32%	1.30%	1.30%	1.30%	1.65%	1.60%	1.58%	1.57%	1.60%

Net investment loss	(0.40)%	(0.07)%	(0.26)%	(0.62)%	(0.68)%	(0.72)%	(0.61)%	(0.51)%	(0.88)%	(0.99)%

Supplemental Data
Net assets, end of year (000)	$54,065	$38,592	$38,685	$33,707	$24,172	$257	$256	$3,430	$4,909	$2,776

Portfolio turnover	119%	158%	103%	103%	111%	119%	158%	103%	103%	111%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	19

Financial Highlights (continued)	BlackRock Small Cap Core Equity Portfolio

	Investor A Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.40	$15.57	$20.86	$18.27	$17.49

Net investment loss[1]	(0.12)	(0.06)	(0.12)	(0.21)	(0.20)
Net realized and unrealized gain (loss)[2]	1.38	(2.11)	(3.58)	3.11	1.28

Net increase (decrease) from investment operations	1.26	(2.17)	(3.70)	2.90	1.08

Distributions from net realized gain	—	—	(1.59)	(0.31)	(0.30)

Net asset value, end of year	$14.66	$13.40	$15.57	$20.86	$18.27

Total Investment Return[3,4]
Based on net asset value	9.40%	(13.94)%	(18.74)%	16.00%	6.28%

Ratios to Average Net Assets
Total expenses	1.98%	2.11%	1.90%	1.80%	1.90%

Total expenses excluding recoupment of past waived fees	1.97%	2.09%	1.90%	1.80%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.82%	1.78%	1.76%	1.74%	1.73%

Net investment loss	(0.87)%	(0.54)%	(0.69)%	(1.06)%	(1.11)%

Supplemental Data
Net assets, end of year (000)	$16,093	$16,995	$23,687	$29,070	$20,973

Portfolio turnover	119%	158%	103%	103%	111%

	Investor B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.89	$15.09	$20.23	$17.87	$17.24

Net investment loss[1]	(0.22)	(0.14)	(0.24)	(0.36)	(0.33)
Net realized and unrealized gain (loss)[2]	1.33	(2.06)	(3.48)	3.03	1.26

Net increase (decrease) from investment operations	1.11	(2.20)	(3.72)	2.67	0.93

Distributions from net realized gain	—	—	(1.42)	(0.31)	(0.30)

Net asset value, end of year	$14.00	$12.89	$15.09	$20.23	$17.87

Total Investment Return[3,4]
Based on net asset value	8.61%	(14.58)%	(19.36)%	15.06%	5.49%

Ratios to Average Net Assets
Total expenses	2.67%	2.81%	2.60%	2.57%	2.55%

Total expenses excluding recoupment of past waived fees	2.66%	2.80%	2.60%	2.57%	2.55%

Total expenses after fees waived, reimbursed and paid indirectly	2.59%	2.54%	2.51%	2.51%	2.49%

Net investment loss	(1.65)%	(1.30)%	(1.42)%	(1.84)%	(1.87)%

Supplemental Data
Net assets, end of year (000)	$2,565	$3,547	$5,724	$8,956	$8,326

Portfolio turnover	119%	158%	103%	103%	111%

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Small Cap Core Equity Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.86	$15.07	$20.25	$17.87	$17.23

Net investment loss[1]	(0.22)	(0.14)	(0.24)	(0.35)	(0.32)
Net realized and unrealized gain (loss)[2]	1.33	(2.07)	(3.47)	3.04	1.26

Net increase (decrease) from investment operations	1.11	(2.21)	(3.71)	2.69	0.94

Distributions from net realized gain	—	—	(1.47)	(0.31)	(0.30)

Net asset value, end of year	$13.97	$12.86	$15.07	$20.25	$17.87

Total Investment Return[3,4]
Based on net asset value	8.63%	(14.67)%	(19.34)%	15.17%	5.55%

Ratios to Average Net Assets
Total expenses	2.63%	2.90%	2.60%	2.54%	2.48%

Total expenses excluding recoupment of past waived fees	2.63%	2.88%	2.60%	2.54%	2.48%

Total expenses after fees waived, reimbursed and paid indirectly	2.59%	2.54%	2.50%	2.48%	2.44%

Net investment loss	(1.65)%	(1.30)%	(1.43)%	(1.81)%	(1.81)%

Supplemental Data
Net assets, end of year (000)	$13,568	$16,305	$26,187	$32,677	$26,151

Portfolio turnover	119%	158%	103%	103%	111%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	21

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$18.66	$20.33	$23.71	$19.26	$17.29	$17.67	$19.30	$22.58	$18.38	$16.54

Net investment income (loss)[1]	(0.12)	(0.07)	0.03	(0.07)	(0.09)	(0.16)	(0.10)	(0.03)	(0.11)	(0.13)
Net realized and unrealized gain (loss)[2]	1.88	(1.60)	(3.41)	4.52	2.06	1.78	(1.53)	(3.25)	4.31	1.97

Net increase (decrease) from investment operations	1.76	(1.67)	(3.38)	4.45	1.97	1.62	(1.63)	(3.28)	4.20	1.84

Net asset value, end of year	$20.42	$18.66	$20.33	$23.71	$19.26	$19.29	$17.67	$19.30	$22.58	$18.38

Total Investment Return[3,4]
Based on net asset value	9.43%	(8.22)%[5]	(14.26)%	23.11%	11.39%	9.17%	(8.45)%[6]	(14.53)%	22.85%	11.12%

Ratios to Average Net Assets
Total expenses	0.83%	0.88%	0.77%	0.82%	0.83%	1.10%	1.15%	1.07%	1.02%	1.08%

Total expenses excluding recoupment of past waived fees	0.83%	0.88%	0.77%	0.82%	0.83%	1.10%	1.14%	1.07%	1.02%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.88%	0.77%	0.82%	0.83%	1.10%	1.11%	1.07%	1.02%	1.08%

Net investment income (loss)	(0.59)%	(0.48)%	0.15%	(0.34)%	(0.48)%	(0.86)%	(0.70)%	(0.14)%	(0.54)%	(0.73)%

Supplemental Data
Net assets, end of year (000)	$806,461	$855,375	$699,761	$587,586	$426,000	$47,917	$43,932	$40,514	$35,945	$26,422

Portfolio turnover	128%	82%	81%	81%	74%	128%	82%	81%	81%	74%

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$17.14	$18.76	$21.97	$17.90	$16.12	$15.00	$16.56	$19.57	$16.07	$14.61

Net investment loss[1]	(0.18)	(0.13)	(0.05)	(0.13)	(0.14)	(0.30)	(0.21)	(0.21)	(0.26)	(0.27)
Net realized and unrealized gain (loss)[2]	1.73	(1.49)	(3.16)	4.20	1.92	1.50	(1.35)	(2.80)	3.76	1.73

Net increase (decrease) from investment operations	1.55	(1.62)	(3.21)	4.07	1.78	1.20	(1.56)	(3.01)	3.50	1.46

Net asset value, end of year	$18.69	$17.14	$18.76	$21.97	$17.90	$16.20	$15.00	$16.56	$19.57	$16.07

Total Investment Return[3,4]
Based on net asset value	9.04%	(8.64)%[7]	(14.61)%	22.74%	11.04%	8.00%	(9.42)%[8]	(15.38)%	21.78%	9.99%

Ratios to Average Net Assets
Total expenses	1.22%	1.33%	1.16%	1.12%	1.25%	2.19%	2.30%	2.08%	2.02%	2.30%

Total expenses excluding recoupment of past waived fees	1.22%	1.33%	1.16%	1.12%	1.25%	2.07%	2.20%	2.08%	2.02%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.22%	1.33%	1.16%	1.12%	1.15%	2.19%	2.20%	2.08%	1.92%	2.11%

Net investment loss	(0.98)%	(0.92)%	(0.22)%	(0.64)%	(0.80)%	(1.94)%	(1.72)%	(1.11)%	(1.44)%	(1.77)%

Supplemental Data
Net assets, end of year (000)	$269,080	$240,361	$211,065	$189,575	$176,250	$2,369	$3,327	$5,721	$10,222	$10,649

Portfolio turnover	128%	82%	81%	81%	74%	128%	82%	81%	81%	74%

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$14.99	$16.56	$19.57	$16.09	$14.62

Net investment loss[1]	(0.30)	(0.22)	(0.21)	(0.29)	(0.26)
Net realized and unrealized gain (loss)[2]	1.50	(1.35)	(2.80)	3.77	1.73

Net increase (decrease) from investment operations	1.20	(1.57)	(3.01)	3.48	1.47

Net asset value, end of year	$16.19	$14.99	$16.56	$19.57	$16.09

Total Investment Return[3,4]
Based on net asset value	8.01%	(9.48)%[9]	(15.38)%	21.63%	10.05%

Ratios to Average Net Assets
Total expenses	2.19%	2.31%	2.08%	2.09%	2.02%

Total expenses excluding recoupment of past waived fees	2.13%	2.29%	2.08%	2.09%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.22%	2.08%	2.04%	2.02%

Net investment loss	(1.92)%	(1.81)%	(1.14)%	(1.56)%	(1.68)%

Supplemental Data
Net assets, end of year (000)	$33,219	$25,915	$24,405	$21,847	$15,667

Portfolio turnover	128%	82%	81%	81%	74%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.26)%.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.50)%.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.69)%.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.48)%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.54)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	23

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 24 series, of which BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds are entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is

24	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, Small Cap Growth Equity pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets as follows:

Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater Than $3 Billion	0.450%

Small Cap Core Equity pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Manager contractually and/or voluntarily agreed to waive or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2010, the Manager waived $2,321 of investment advisory fees for Small Cap Core Equity which is included in fees waived by advisor. The expense limitations as a percentage of net assets are as follows:

	Small Cap Core Equity	Small Cap Growth Equity
	Contractual[1]	Contractual[1]	Voluntary[2]
Institutional	1.34%	1.02%	—
Service	1.65%	1.29%	1.18%
Investor A	1.82%	1.50%	—
Investor B	2.60%	2.28%	—
Investor C	2.60%	2.28%	—
Class R3	2.26%	1.72%	—

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

3	There were no shares outstanding as of September 30, 2010.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2010, the amounts waived were as follows:

Small Cap Core Equity	$1,012
Small Cap Growth Equity	$12,390

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share

BLACKROCK FUNDS	SEPTEMBER 30, 2010	25

Notes to Financial Statements (continued)

class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Service	—	$3
Investor A	$709	1,693
Investor B	200	3,249
Investor C	553	17,642

Total	$1,462	$22,587

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Small Cap Core Equity	$173,105	$61,795
Small Cap Growth Equity	—	$10,387

Waivers of $114,162 previously recorded by Small Cap Core Equity, which were subject to recoupment by the Manager, expired on September 30, 2010.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Small Cap Core Equity	$1,271
Small Cap Growth Equity	$16,044

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Small Cap Core Equity	—	$5,501	$1,625
Small Cap Growth Equity	$2,868	$3,333	$4,709

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Small Cap Core Equity	$11,588
Small Cap Growth Equity	$64,818

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting,

26	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Call Center
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$244	$13,472
Service	—	655
Investor A	2,785	11,646
Investor B	360	346
Investor C	1,034	2,940

Total	$4,423	$29,059

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Small Cap Core Equity	$72,449
Small Cap Growth Equity	$990,988

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2010, BIM received $52,016 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$11,032	$180,483
Service	66	12,006
Investor A	4,113	64,628
Investor B	762	712
Investor C	3,787	7,176

Total	$19,760	$265,005

Small Cap Core Equity and Small Cap Growth Equity affiliates earned $18,107 and $243,309, respectively, in administration fees which are included as a component of administration – class specific in the Statements of Operations.

Administration Fees Waived
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$10,357	—
Service	58	$531
Investor A	3,868	—
Investor B	694	—
Investor C	2,128	512

Total	$17,105	$1,043

Service and Distribution Fees
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Service	$663	$120,234
Investor A	41,141	638,463
Investor B	30,489	28,303
Investor C	151,310	287,339

Total	$223,603	$1,074,339

BLACKROCK FUNDS	SEPTEMBER 30, 2010	27

Notes to Financial Statements (continued)

Transfer Agent Fees
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$40,304	$1,435,935
Service	455	85,616
Investor A	68,188	780,307
Investor B	10,846	11,587
Investor C	48,379	132,527

Total	$168,172	$2,445,972

Small Cap Core Equity and Small Cap Growth Equity affiliates earned $53,122 and $391,940, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

Transfer Agent Fees Waived
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$235	—
Investor A	2,785	—
Investor B	339	—
Investor C	1,027	$235

Total	$4,386	$235

Transfer Agent Fees Reimbursed
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$14,433	—
Service	146	—
Investor A	19,183	—
Investor B	1,176	—
Investor C	3,045	$9,640

Total	$37,983	$9,640

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Small Cap Core Equity	$95,424,937	$91,773,587
Small Cap Growth Equity	$1,505,782,429	$1,617,025,151

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended September 30, 2010.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to net operating losses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	Small Cap Core Equity	Small Cap Growth Equity
Paid-in capital	$(609,753)	$(346,008,694)
Undistributed net investment income	$609,753	$8,590,418
Accumulated net realized loss	—	$337,418,276

As of September 30, 2010, the tax components of accumulated net losses were as follows:

	Small Cap Core Equity	Small Cap Growth Equity
Capital loss carryforwards	$(25,422,646)	$(130,033,750)
Net unrealized gains*	7,169,453	94,470,390

Total	$(18,253,193)	$(35,563,360)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Small Cap Core Equity	Small Cap Growth Equity
2011	—	$104,987,092
2016	$461,113	—
2017	17,481,071	19,294,816
2018	7,480,462	5,751,842

Total	$25,422,646	$130,033,750

6. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2010, Small Cap Core Equity invested a significant portion of its assets in securities in the financials and information technology sectors. Changes in economic conditions affecting the financials and information technology sectors would have a greater impact on Small Cap Core Equity and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Small Cap Core Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,468,334	$35,515,343	1,758,408	$20,427,130
Shares redeemed	(1,697,783)	(24,641,856)	(1,382,403)	(15,970,494)

Net increase	770,551	$10,873,487	376,005	$4,456,636

Service
Shares sold	2,086	$30,150	1,875	$24,788
Shares redeemed	(3,666)	(53,456)	(201,071)	(2,095,004)

Net decrease	(1,580)	$(23,306)	(199,196)	$(2,070,216)

Investor A
Shares sold and automatic conversion of shares	281,216	$3,981,793	548,033	$6,184,360
Shares redeemed	(452,299)	(6,378,687)	(800,480)	(8,879,333)

Net decrease	(171,083)	$(2,396,894)	(252,447)	$(2,694,973)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	29

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Small Cap Core Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	2,530	$34,115	20,422	$221,427
Shares redeemed and automatic conversion of shares	(94,556)	(1,300,717)	(124,419)	(1,351,280)

Net decrease	(92,026)	$(1,266,602)	(103,997)	$(1,129,853)

Investor C
Shares sold	108,656	$1,499,251	335,644	$3,600,054
Shares redeemed	(405,284)	(5,471,861)	(805,955)	(8,677,851)

Net decrease	(296,628)	$(3,972,610)	(470,311)	$(5,077,797)

Small Cap Growth Equity
Institutional
Shares sold	12,813,669	$254,575,824	21,900,414	$327,652,184
Shares redeemed	(19,162,168)	(374,748,075)	(10,481,639)	(154,571,251)

Net increase (decrease)	(6,348,499)	$(120,172,251)	11,418,775	$173,080,933

Service
Shares sold	690,764	$13,001,879	771,911	$11,226,147
Shares redeemed	(692,707)	(12,801,199)	(384,928)	(5,379,054)

Net increase (decrease)	(1,943)	$200,680	386,983	$5,847,093

Investor A
Shares sold and automatic conversion of shares	5,118,938	$93,399,557	8,308,265	$113,395,899
Shares redeemed	(4,740,982)	(85,235,223)	(5,536,858)	(76,034,812)

Net increase	377,956	$8,164,334	2,771,407	$37,361,087

Investor B
Shares sold	9,765	$154,258	51,310	$629,797
Shares redeemed and automatic conversion of shares	(85,307)	(1,364,344)	(175,040)	(2,092,414)

Net decrease	(75,542)	$(1,210,086)	(123,730)	$(1,462,617)

Investor C
Shares sold	886,888	$14,090,645	736,351	$9,084,571
Shares redeemed	(563,881)	(8,752,747)	(481,958)	(5,825,419)

Net increase	323,007	$5,337,898	254,393	$3,259,152

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Small Cap Core Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio [two of the twenty-four series constituting BlackRock Funds (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Small Cap Core Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio of BlackRock Funds as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

BLACKROCK FUNDS	SEPTEMBER 30, 2010	31

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 20, 2010 and May 18-19, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity Portfolio”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” each a “Fund,” and together with Small Cap Core Equity Portfolio, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18-19, 2010 Board meeting.

At an in-person meeting held on May 18-19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and

32	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement (continued)

the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, Small Cap Growth Equity Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Board noted that Small Cap Core Equity Portfolio performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Fund’s poor relative results for calendar year 2009 are the primary reason why the three- and five-year performance slipped to the third and fourth quartile, respectively, of the Lipper Performance Universe. Weakness in 2009 was largely attributable to underperformance in March and April, when the broad equity market rallied sharply as investor focus shifted toward higher risk assets as the first signs of economic recovery emerged. The defensive positioning of the Fund as the market rallied and stock specific issues in the industrials, information technology and financials sectors were primarily responsible for underperformance for the full year.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	33

Disclosure of Investment Advisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds:

The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Small Cap Growth Equity Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually and/or voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that Small Cap Core Equity Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that although the Fund’s actual total expenses, after giving effect to any expense reimbursements or fee waivers by BlackRock, were above the median actual total expenses of its Peers, after giving effect to any expense reimbursements or fee waivers, they were in the third quartile. The Board further noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints or revised breakpoints, as applicable, in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further

34	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement (concluded)

noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	35

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

36	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

1       Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2       Date shown is the earliest date a person has served as a Trustee of the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	37

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	39

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2025 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	41

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY2-9/10-AR

September 30, 2010

Annual Report

BlackRock FundsSM

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding – have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Mid-Cap Growth Equity Portfolio (the “Fund”) underperformed its benchmark, the Russell Midcap Growth Index, for the 12-month period.

What factors influenced performance?

•

Stock selection in the consumer discretionary and information technology (“IT”) sectors detracted from relative performance during the period. Within consumer discretionary, one of the Fund’s strong conviction holdings, instant lottery ticket provider Scientific Games Corp. – Class A, lost more 35% on investors’ concern over potentially decreasing margins as the renewal of a major client contract remained questionable during the majority of the period. Holdings of media content provider CKX, Inc. fell 27% due to uncertainty around a potential new contract for the company’s American Idol franchise. Animated movie production company DreamWorks Animation SKG, Inc. – Class A dipped 10% after its fourth release in the popular Shrek series failed to meet sales expectations. In IT, holdings of PMC-Sierra, Inc. and Western Digital Corp. hindered returns as each finished the period down more than 20%. Another strong conviction holding, TiVo, Inc., hurt performance as the stock fell 12% after a federal appeals court voted to hear an appeal in the case regarding the company’s time warp technology patent.

•

Conversely, stock selection within the materials sector contributed positively to performance. Holdings of chemical company Agrium, Inc. climbed more than 50% on increasing soft commodity prices and incrementally higher demand for the company’s fertilizer products. Also in the chemicals industry, Celanese Corp. – Series A advanced nearly 30% during the period as the diverse chemical producer continued growing its business despite the slow pace of the economic recovery. Metals company Century Aluminum Co. gained more than 40% on rising spot aluminum prices. In addition, the Fund’s underweight in utilities proved beneficial as the sector declined more than 8% over the year.

Describe recent portfolio activity.

•

During the 12-month period, we slightly increased the Fund’s overall weighting in the IT and consumer discretionary sectors by establishing new positions in Alliance Data Systems Corp., NetLogic Microsystems, Inc., Phillips-Van Heusen Corp. and Lear Corp. Notable positions exited during the period include Medco Health Solutions, Inc., TJX Cos., Inc. and Bed Bath & Beyond, Inc.

Describe Fund positioning at period end.

•	At period end, the Fund’s largest overweight relative to the Russell Midcap Growth Index was in the health care sector, while its most significant underweight was in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
Lincare Holdings, Inc.	2%
Alliance Data Systems Corp.	2
BE Aerospace, Inc.	2
AMETEK, Inc.	2
Phillips-Van Heusen Corp.	2
Amdocs Ltd.	2
Celanese Corp. - Series A	2
Agrium, Inc.	2
Amphenol Corp. - Class A	2
Lear Corp.	2

Percent of
Long-Term
Sector Allocation	Investments
Information Technology	29%
Consumer Discretionary	19
Health Care	17
Industrials	15
Financials	6
Materials	6
Energy	5
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies, which the portfolio management team believes have above-average earnings growth potential.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(4.61)%	8.86%	N/A	1.61%	N/A	(4.16)%	N/A
Service	(4.85)	8.38	N/A	1.29	N/A	(4.45)	N/A
Investor A	(4.73)	8.45	2.80%	1.16	0.09%	(4.59)	(5.10)%
Investor B	(5.14)	7.48	2.98	0.40	0.00	(5.15)	(5.15)
Investor C	(5.24)	7.61	6.61	0.40	0.40	(5.30)	(5.30)
Class R	(4.83)	8.35	N/A	1.10	N/A	(4.65)	N/A
Russell Midcap Growth Index	2.95	18.27	N/A	2.86	N/A	(0.88)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$953.90	$5.53	$1,000.00	$1,019.40	$5.72	1.13%
Service	$1,000.00	$951.50	$7.68	$1,000.00	$1,017.20	$7.94	1.57%
Investor A	$1,000.00	$952.70	$7.73	$1,000.00	$1,017.15	$7.99	1.58%
Investor B	$1,000.00	$948.60	$11.53	$1,000.00	$1,013.24	$11.91	2.36%
Investor C	$1,000.00	$947.60	$11.38	$1,000.00	$1,013.39	$11.76	2.33%
Class R	$1,000.00	$951.70	$8.07	$1,000.00	$1,016.80	$8.34	1.65%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Mid-Cap Value Equity Portfolio (the “Fund”) underperformed the benchmark Russell Midcap Value Index, for the 12-month period.

What factors influenced performance?

•

Disappointing stock selection in the financials sector, particularly among thrifts and mortgage finance companies, weighed on performance during the period. The Fund’s underweight in real estate investment trusts (“REITs”) hindered relative performance as these stocks rallied strongly on historically low borrowing costs and investors’ desire for current income beyond what US Treasuries could offer. In the energy sector, stocks affected by the oil spill in the Gulf of Mexico and ensuing moratorium on drilling underperformed the broader market, as did natural gas-related stocks. Holdings of offshore driller Noble Energy, Inc. and natural gas exploration & production companies, including Petrohawk Energy Corp., drove the Fund’s underperformance in this sector.

•

The Fund’s overweight in consumer discretionary stocks contributed positively to performance as the sector outpaced the broader market on strong corporate earnings reports and a plateau in unemployment statistics, supporting the widely held belief that the economy is expanding, albeit slowly. Positive stock selection within the sector further bolstered returns, particularly within the specialty retail, media and multiline retail industries. In the industrials sector, stock selection within the commercial services & supplies industry and a position in railroad operator Union Pacific Corp. added to performance. The Fund benefited from its holdings in consumer staples, most notably cosmetics maker The Estee Lauder Cos., Inc. – Class A, which posted gains on news of senior management changes along with an increased focus on cost reduction and growth initiatives.

Describe recent portfolio activity.

•

During the 12-month period, we added to positions in REITs and insurance names in the financials sector and increased exposure to commercial services & supplies and building products in the industrials sector and electric utilities within the utilities sector. In materials, we reduced exposure to the metals & mining and chemicals industries by selling Carpenter Technology Corp. and The Sherwin-Williams Co., among others. In consumer discretionary, we trimmed the Fund’s holdings in the media and auto components industries.

Describe Fund positioning at period end.

•

Although the broader economic environment remains challenging, company fundamentals are strong, valuations are attractive and analysts are forecasting robust corporate profit margins for the remainder of this year and throughout 2011. Given this backdrop, the Fund remains well diversified and positioned to benefit from a gradual economic recovery. At period end, the Fund was overweight relative to the benchmark in the information technology, industrials and health care sectors and underweight financials (primarily REITs), telecommunication services, and utilities.

•

On July 30, 2010, the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock Aurora Portfolio, a series of BlackRock FundsSM, in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
People’s United Financial, Inc.	2%
Newfield Exploration Co.	1
Forestar Group, Inc.	1
XL Group Plc	1
Universal Health Services, Inc. - Class B	1
American Water Works Co., Inc.	1
The Travelers Cos., Inc.	1
Xerox Corp.	1
Stanley Black & Decker, Inc.	1
HCC Insurance Holdings, Inc.	1

Percent of
Long-Term
Sector Allocation	Investments
Financials	28%
Industrials	12
Consumer Discretionary	12
Utilities	10
Energy	10
Information Technology	9
Consumer Staples	7
Health Care	6
Materials	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(1.13)%	13.56%	N/A	2.46%	N/A	8.30%	N/A
Service	(1.24)	13.20	N/A	2.18	N/A	7.99	N/A
Investor A	(1.26)	13.21	7.29%	2.18	1.08%	7.98	7.40%
Investor B	(1.60)	12.39	7.89	1.42	1.14	7.37	7.37
Investor C	(1.60)	12.44	11.44	1.41	1.41	7.21	7.21
Class R	(1.38)	13.17	N/A	2.31	N/A	8.14	N/A
Russell Midcap Value Index	1.40	16.93	N/A	1.97	N/A	7.80	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$988.70	$4.84	$1,000.00	$1,020.21	$4.91	0.97%
Service	$1,000.00	$987.60	$6.43	$1,000.00	$1,018.60	$6.53	1.29%
Investor A	$1,000.00	$987.40	$6.43	$1,000.00	$1,018.60	$6.53	1.29%
Investor B	$1,000.00	$984.00	$10.05	$1,000.00	$1,014.94	$10.20	2.02%
Investor C	$1,000.00	$984.00	$10.25	$1,000.00	$1,014.74	$10.40	2.06%
Class R	$1,000.00	$986.20	$8.22	$1,000.00	$1,016.80	$8.34	1.65%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock Small/Mid-Cap Growth Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Small/Mid-Cap Growth Portfolio (the “Fund”) underperformed its benchmark, the Russell 2500 Growth Index, for the 12-month period.

What factors influenced performance?

•

Stock selection in the consumer discretionary and information technology (“IT”) sectors detracted from relative performance during the period. In consumer discretionary, holdings of media content provider CKX, Inc. fell 27% due to uncertainty around a potential new contract for the company’s American Idol franchise. Instant lottery ticket provider Scientific Games Corp. – Class A lost more than 35% as the renewal of a major client contract remained questionable during the majority of the period. In the IT sector, casino services provider Global Cash Access Holdings, Inc. was a key detractor as the stock tumbled more than 40% on news that the company had lost a large revenue-producing contract. Stock selection within the semiconductors and semiconductor equipment industry hurt relative performance as a number of the Fund’s holdings remained flat or posted losses while the industry was up more than 15% for the period. In health care, holdings of biopharmaceutical company InterMune, Inc. detracted as the stock plummeted more than 70% after the US Food and Drug Administration reversed its prior panel ruling and rejected approval of the company’s pulmonary fibrosis drug.

•

Conversely, a number of individual holdings contributed positively to performance for the period. Most notably, cancer drug manufacturer OSI Pharmaceuticals, Inc. soared 60% on news of its acquisition by a larger pharmaceutical company. Air freight transportation company Atlas Air Worldwide Holdings, Inc. benefited from the rebound in transportation industries amid the global, cyclical recovery. In addition, the acquisition of SonicWALL, Inc. at a 40% premium added to performance.

Describe recent portfolio activity.

•

During the 12-month period, we decreased the Fund’s overall weighting in the IT sector, exiting positions in ON Semiconductor Corp., SRA International, Inc. – Class A and DG FastChannel, Inc. We increased exposure to industrials, establishing new positions in Orbital Sciences Corp., Fluor Corp. and Alaska Air Group, Inc.

Describe Fund positioning at period end.

•	At period end, the Fund’s largest overweight relative to the Russell 2500 Growth Index was in health care, while its most significant underweight was in the IT sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
ExlService Holdings, Inc.	3%
Lincare Holdings, Inc.	2
CKX, Inc.	2
Scientific Games Corp. - Class A	2
Atlas Air Worldwide Holdings, Inc.	2
Celanese Corp. - Series A	2
AMETEK, Inc.	2
Phillips-Van Heusen Corp.	2
TiVo, Inc.	2
Cubist Pharmaceuticals, Inc.	2

Percent of
Long-Term
Sector Allocation	Investments
Information Technology	20%
Industrials	20
Health Care	19
Consumer Discretionary	18
Materials	7
Financials	7
Energy	5
Consumer Staples	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

3	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.96)%	4.99%	N/A	(0.32)%	N/A	0.86%	N/A
Investor A	(7.12)	4.76	(0.75)%	(0.60)	(1.66)%	0.56	0.02%
Investor B	(7.48)	3.97	(0.53)	(1.35)	(1.64)	(0.01)	(0.01)
Investor C	(7.48)	3.97	2.97	(1.36)	(1.36)	(0.14)	(0.14)
Class R	(7.30)	4.41	N/A	(0.87)	N/A	0.28	N/A
Russell 2500 Growth Index	2.09	17.27	N/A	3.09	N/A	0.47	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$930.40	$5.32	$1,000.00	$1,019.55	$5.57	1.10%
Investor A	$1,000.00	$928.80	$6.72	$1,000.00	$1,018.10	$7.03	1.39%
Investor B	$1,000.00	$925.20	$10.38	$1,000.00	$1,014.29	$10.86	2.15%
Investor C	$1,000.00	$925.20	$10.42	$1,000.00	$1,014.24	$10.91	2.16%
Class R	$1,000.00	$927.00	$8.12	$1,000.00	$1,016.65	$8.49	1.68%

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Mid-Cap Growth Equity Portfolio’s and BlackRock Small/Mid-Cap Growth Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, BlackRock Mid-Cap Value Equity Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. BlackRock Small/Mid-Cap Growth Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Mid-Cap Value Equity and BlackRock Small/ Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Funds on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. A Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	11

Schedule of Investments September 30, 2010	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 3.6%
BE Aerospace, Inc.(a)	149,900	$4,543,469
Precision Castparts Corp.	29,000	3,693,150

		8,236,619

Airlines — 1.3%
Delta Air Lines, Inc.(a)	267,000	3,107,880

Auto Components — 1.7%
Lear Corp. (a)	51,000	4,025,430

Biotechnology — 3.4%
Celgene Corp.(a)	30,500	1,757,105
Dendreon Corp.(a)(b)	48,600	2,001,348
Genzyme Corp.(a)	21,100	1,493,669
Human Genome Sciences, Inc.(a)	88,500	2,636,415

		7,888,537

Capital Markets — 2.2%
Greenhill & Co., Inc.	29,600	2,347,872
Och-Ziff Capital Management Group LLC - Class A	179,121	2,668,903

		5,016,775

Chemicals — 4.1%
Agrium, Inc.	54,300	4,071,957
Ashland, Inc.	26,300	1,282,651
Celanese Corp. - Series A	127,000	4,076,700

		9,431,308

Commercial Banks — 0.5%
SVB Financial Group(a)	27,400	1,159,568

Communications Equipment — 2.2%
Harris Corp.(b)	52,281	2,315,525
Polycom, Inc.(a)	56,600	1,544,048
Riverbed Technology, Inc.(a)	27,500	1,253,450

		5,113,023

Computers & Peripherals — 2.3%
NetApp, Inc.(a)	51,500	2,564,185
Western Digital Corp.(a)	97,600	2,770,864

		5,335,049

Construction & Engineering — 3.3%
Fluor Corp.	80,900	4,006,977
Quanta Services, Inc.(a)	187,300	3,573,684

		7,580,661

Containers & Packaging — 0.9%
Owens-Illinois, Inc.(a)	75,800	2,126,948

Diversified Consumer Services — 0.9%
DeVry, Inc.	44,300	2,180,003

Diversified Financial Services — 2.1%
CME Group, Inc.	11,400	2,969,130
MSCI, Inc. - Class A(a)	57,700	1,916,217

		4,885,347

Electrical Equipment — 1.9%
AMETEK, Inc.	91,500	4,370,955

Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp. - Class A	82,800	4,055,544

Energy Equipment & Services — 2.2%
Noble Corp.	51,400	1,736,806
Superior Energy Services, Inc.(a)	123,700	3,301,553

		5,038,359

Food & Staples Retailing — 1.3%
Safeway, Inc.	137,600	2,911,616

Health Care Equipment & Supplies — 4.0%
Alere, Inc.(a)	96,800	2,994,024
CareFusion Corp.(a)	47,200	1,172,448
Gen-Probe, Inc.(a)	46,300	2,243,698
Hologic, Inc.(a)	176,700	2,828,967

		9,239,137

Health Care Providers & Services — 4.8%
Aetna, Inc.	101,300	3,202,093
Lincare Holdings, Inc.	213,650	5,360,478
MEDNAX, Inc.(a)	44,900	2,393,170

		10,955,741

Hotels, Restaurants & Leisure — 3.2%
Darden Restaurants, Inc.	59,700	2,553,966
MGM Resorts International(a)(b)	92,000	1,037,760
Scientific Games Corp. - Class A(a)	396,800	3,848,960

		7,440,686

Household Durables — 1.9%
Newell Rubbermaid, Inc.	142,000	2,529,020
Stanley Black & Decker, Inc.	28,800	1,764,864

		4,293,884

Household Products — 0.2%
Church & Dwight Co., Inc.	8,900	577,966

Internet Software & Services — 0.5%
Akamai Technologies, Inc.(a)	22,200	1,113,996

IT Services — 8.2%
Alliance Data Systems Corp.(a)(b)	79,600	5,194,696
Amdocs Ltd.(a)	147,300	4,221,618
Gartner, Inc.(a)	110,500	3,253,120
Genpact Ltd.(a)	169,500	3,005,235
Lender Processing Services, Inc.	98,200	3,263,186

		18,937,855

Life Sciences Tools & Services — 2.2%
Bruker Corp.(a)	83,500	1,171,505
Thermo Fisher Scientific, Inc.(a)	83,400	3,993,192

		5,164,697

Machinery — 1.0%
Joy Global, Inc.	31,800	2,236,176

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media — 2.6%
CKX, Inc.(a)	312,700	$1,532,230
DreamWorks Animation SKG, Inc. - Class A(a)	102,400	3,267,584
The Interpublic Group of Cos., Inc.(a)	116,700	1,170,501

		5,970,315

Metals & Mining — 0.8%
Century Aluminum Co.(a)(b)	147,757	1,945,960

Multiline Retail — 0.8%
Nordstrom, Inc.	47,000	1,748,400

Oil, Gas & Consumable Fuels — 2.8%
CONSOL Energy, Inc.	81,500	3,012,240
Plains Exploration & Production Co.(a)	92,500	2,466,975
Ultra Petroleum Corp.(a)	22,400	940,352

		6,419,567

Personal Products — 1.5%
Avon Products, Inc.	108,400	3,480,724

Pharmaceuticals — 2.5%
King Pharmaceuticals, Inc.(a)	294,800	2,936,208
Mylan, Inc.(a)	60,400	1,136,124
Shire Plc - ADR	24,256	1,631,944

		5,704,276

Professional Services — 3.7%
IHS, Inc. - Class A(a)	37,900	2,577,200
Manpower, Inc.	55,700	2,907,540
Robert Half International, Inc.	45,300	1,177,800
Verisk Analytics, Inc. - Class A(a)	63,100	1,767,431

		8,429,971

Real Estate Investment Trusts (REITs) — 0.8%
Chimera Investment Corp.	439,000	1,734,050

Semiconductors & Semiconductor Equipment — 6.1%
Avago Technologies Ltd.(a)	57,900	1,303,329
Broadcom Corp. - Class A	113,200	4,006,148
Lam Research Corp.(a)	57,000	2,385,450
Marvell Technology Group Ltd.(a)	63,700	1,115,387
NetLogic Microsystems, Inc.(a)	106,167	2,928,086
PMC-Sierra, Inc.(a)	310,300	2,283,808

		14,022,208

Software — 6.9%
Activision Blizzard, Inc.	106,600	1,153,412
Intuit, Inc.(a)	75,200	3,294,512
MICROS Systems, Inc.(a)	67,700	2,865,741
Rovi Corp.(a)	56,900	2,868,329
Salesforce.com, Inc.(a)	23,100	2,582,580
TiVo, Inc.(a)	335,800	3,042,348

		15,806,922

Specialty Retail — 4.9%
Abercrombie & Fitch Co. - Class A	46,400	1,824,448
American Eagle Outfitters, Inc.	123,700	1,850,552
Express, Inc.(a)	145,400	2,211,534
GameStop Corp. - Class A(a)(b)	154,700	3,049,137
Limited Brands, Inc.	84,900	2,273,622

		11,209,293

Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc.	51,200	2,199,552
Phillips-Van Heusen Corp.	71,800	4,319,488

		6,519,040

Thrifts & Mortgage Finance — 0.7%
People’s United Financial, Inc.	123,200	1,612,688

Total Long-Term Investments (Cost — $204,389,474) — 98.6%		227,027,174

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	2,694,176	2,694,176

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$12,392	12,392,250

Total Short-Term Securities (Cost — $15,086,426) — 6.6%		15,086,426

Total Investments (Cost — $219,475,900*) — 105.2%		242,113,600
Liabilities in Excess of Other Assets — (5.2)%		(11,935,888)

Net Assets — 100.0%		$230,177,712

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$221,031,439

Gross unrealized appreciation	$40,017,494
Gross unrealized depreciation	(18,935,333)

Net unrealized appreciation	$21,082,161

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	13

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,749,350	(2,055,174)	2,694,176	$16	$6,481
BlackRock Liquidity Series, LLC Money Market Series	$14,598,852	$(2,206,602)	$12,392,250	—	$22,996

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$227,027,174	—	—	$227,027,174
Short-Term Securities	2,694,176	$12,392,250	—	15,086,426

Total	$229,721,350	$12,392,250	—	$242,113,600

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.6%
Orbital Sciences Corp.(a)	485,377	$7,426,268
Raytheon Co.	226,600	10,357,886

		17,784,154

Auto Components — 0.9%
Dana Holding Corp.(a)	786,212	9,686,132

Beverages — 2.2%
Constellation Brands, Inc. - Class A(a)	587,800	10,398,182
Dr Pepper Snapple Group, Inc.	283,800	10,080,576
Molson Coors Brewing Co. - Class B	83,500	3,942,870

		24,421,628

Building Products — 1.5%
Armstrong World Industries, Inc.(a)	154,951	6,432,016
Owens Corning(a)	419,514	10,752,144

		17,184,160

Capital Markets — 0.3%
Freedom Pay, Inc.(a)	43,051	431
Invesco Ltd.	167,530	3,556,662

		3,557,093

Chemicals — 2.0%
Albemarle Corp.	153,100	7,166,611
Ashland, Inc.	171,100	8,344,547
FMC Corp.	111,150	7,603,771

		23,114,929

Commercial Banks — 4.5%
Associated Banc-Corp(b)	678,800	8,953,372
Boston Private Financial Holdings, Inc.	922,600	6,033,804
Fifth Third Bancorp	422,500	5,082,675
KeyCorp	961,750	7,655,530
TCF Financial Corp.(b)	818,500	13,251,515
Zions Bancorporation(b)	429,990	9,184,586

		50,161,482

Commercial Services & Supplies — 3.1%
Avery Dennison Corp.	339,400	12,598,528
Corrections Corp. of America(a)	405,300	10,002,804
Republic Services, Inc.	415,300	12,662,497

		35,263,829

Communications Equipment — 0.5%
Ciena Corp.(a)	335,700	5,226,849

Computers & Peripherals — 1.3%
Dell, Inc.(a)	785,200	10,176,192
Western Digital Corp.(a)	152,500	4,329,475

		14,505,667

Containers & Packaging — 1.6%
Crown Holdings, Inc.(a)	325,700	9,334,562
Owens-Illinois, Inc.(a)	329,140	9,235,668

		18,570,230

Diversified Consumer Services — 0.1%
H&R Block, Inc.	126,500	1,638,175

Diversified Financial Services — 1.6%
NYSE Euronext, Inc.	185,300	5,294,021
PHH Corp.(a)	613,986	12,930,545

		18,224,566

Electric Utilities — 5.9%
American Electric Power Co., Inc.	301,770	10,933,127
Entergy Corp.	79,400	6,076,482
Northeast Utilities	378,350	11,187,810
NV Energy, Inc.	939,800	12,358,370
PPL Corp.	492,300	13,405,329
Westar Energy, Inc.	490,400	11,882,392

		65,843,510

Electronic Equipment, Instruments & Components — 2.2%
Anixter International, Inc.(a)(b)	163,575	8,831,414
Ingram Micro, Inc. - Class A(a)	487,200	8,214,192
Tech Data Corp.(a)	197,836	7,972,791

		25,018,397

Energy Equipment & Services — 1.9%
Cameron International Corp.(a)	295,100	12,677,496
Nabors Industries Ltd.(a)	476,800	8,611,008

		21,288,504

Food & Staples Retailing — 2.0%
The Kroger Co.	616,100	13,344,726
Safeway, Inc.(b)	428,980	9,077,217

		22,421,943

Food Products — 1.9%
Del Monte Foods Co.	894,947	11,732,755
The J.M. Smucker Co.	156,900	9,497,157

		21,229,912

Health Care Equipment & Supplies — 1.6%
Beckman Coulter, Inc.	76,600	3,737,314
The Cooper Cos., Inc.	95,476	4,412,901
Hologic, Inc.(a)	268,500	4,298,685
Zimmer Holdings, Inc.(a)	97,400	5,096,942

		17,545,842

Health Care Providers & Services — 3.1%
MEDNAX, Inc.(a)	132,950	7,086,235
Universal Health Services, Inc. - Class B	385,500	14,980,530
WellPoint, Inc.(a)	217,200	12,302,208

		34,368,973

Hotels, Restaurants & Leisure — 1.5%
Bally Technologies, Inc.(a)	86,500	3,023,175
Darden Restaurants, Inc.	123,300	5,274,774
Gaylord Entertainment Co.(a)	83,800	2,555,900
Vail Resorts, Inc.(a)	154,500	5,796,840

		16,650,689

Household Durables — 1.9%
MDC Holdings, Inc.	249,600	7,245,888
Stanley Black & Decker, Inc.	235,700	14,443,696

		21,689,584

Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc.(a)	245,490	5,111,102

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	15

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance — 9.8%
AON Corp.	350,200	$13,696,322
AXIS Capital Holdings Ltd.	323,930	10,670,254
Genworth Financial, Inc. - Class A(a)	423,500	5,175,170
The Hanover Insurance Group, Inc.	301,229	14,157,763
HCC Insurance Holdings, Inc.	553,200	14,432,988
Lincoln National Corp.	386,200	9,237,904
Loews Corp.	334,000	12,658,600
The Travelers Cos., Inc.	283,450	14,767,745
XL Group Plc	694,850	15,050,451

		109,847,197

Internet Software & Services — 0.7%
Yahoo!, Inc.(a)	529,800	7,507,266

Leisure Equipment & Products — 0.9%
Mattel, Inc.	439,200	10,303,632

Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.(a)	212,900	10,193,652

Machinery — 2.0%
Briggs & Stratton Corp.	424,650	8,072,596
Cummins, Inc.	51,300	4,646,754
Terex Corp.(a)	320,000	7,334,400
Trinity Industries, Inc.	102,600	2,284,902

		22,338,652

Media — 2.7%
Cablevision Systems Corp. - Class A	368,400	9,648,396
The Interpublic Group of Cos., Inc.(a)	836,100	8,386,083
Viacom, Inc. - Class B	329,750	11,933,653

		29,968,132

Metals & Mining — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	68,800	5,874,832
Walter Energy, Inc.	93,400	7,592,486

		13,467,318

Multiline Retail — 1.5%
Macy’s, Inc.	532,150	12,287,343
Saks, Inc.(a)(b)	529,900	4,557,140

		16,844,483

Multi-Utilities — 2.3%
CMS Energy Corp.(b)	672,500	12,118,450
Wisconsin Energy Corp.	232,900	13,461,620

		25,580,070

Office Electronics — 1.3%
Xerox Corp.	1,400,800	14,498,280

Oil, Gas & Consumable Fuels — 7.8%
Atlas Energy, Inc.(a)	419,000	12,000,160
Cimarex Energy Co.	144,600	9,569,628
CONSOL Energy, Inc.	258,481	9,553,458
EQT Corp.	344,100	12,408,246
Newfield Exploration Co.(a)	266,600	15,313,504
Noble Energy, Inc.	86,500	6,495,285
Petrohawk Energy Corp.(a)	222,100	3,584,694
QEP Resources, Inc.	287,500	8,665,250
Whiting Petroleum Corp.(a)	101,700	9,713,367

		87,303,592

Paper & Forest Products — 0.8%
International Paper Co.	401,400	8,730,450

Personal Products — 1.0%
Avon Products, Inc.	360,700	11,582,077

Pharmaceuticals — 0.6%
Watson Pharmaceuticals, Inc.(a)(b)	152,700	6,460,737

Professional Services — 1.5%
Manpower, Inc.	192,900	10,069,380
Towers Watson & Co. - Class A	142,891	7,027,379

		17,096,759

Real Estate Investment Trusts (REITs) — 6.4%
Alexandria Real Estate Equities, Inc.(b)	171,600	12,012,000
Chimera Investment Corp.	2,307,710	9,115,455
DuPont Fabros Technology, Inc.	441,400	11,101,210
Mack-Cali Realty Corp.	318,400	10,414,864
MFA Financial, Inc.	1,400,800	10,688,104
Simon Property Group, Inc.(b)	90,406	8,384,252
U-Store-It Trust	1,194,796	9,976,547

		71,692,432

Real Estate Management & Development — 1.3%
Forestar Group, Inc.(a)	886,516	15,115,098

Road & Rail — 1.6%
Hertz Global Holdings, Inc.(a)(b)	1,279,100	13,545,669
Union Pacific Corp.	59,500	4,867,100

		18,412,769

Semiconductors & Semiconductor Equipment — 2.0%
ON Semiconductor Corp.(a)	1,656,400	11,942,644
Teradyne, Inc.(a)	946,600	10,545,124

		22,487,768

Software — 1.2%
Take-Two Interactive Software, Inc.(a)	571,200	5,791,968
TiVo, Inc.(a)	855,010	7,746,391

		13,538,359

Specialty Retail — 1.6%
Abercrombie & Fitch Co. - Class A(b)	170,100	6,688,331
Limited Brands, Inc.	225,200	6,030,856
Williams-Sonoma, Inc.	159,600	5,059,320

		17,778,507

Thrifts & Mortgage Finance — 2.8%
People’s United Financial, Inc.	1,407,600	18,425,484
Washington Federal, Inc.	857,600	13,086,976

		31,512,460

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Water Utilities — 1.3%
American Water Works Co., Inc.	639,700	$14,885,819

Total Long-Term Investments (Cost — $943,465,831) — 96.8%		1,087,652,859

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	31,290,943	31,290,943

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$39,797	39,796,900

Total Short-Term Securities (Cost — $71,087,843) — 6.3%		71,087,843

Total Investments (Cost — $1,014,553,674*) — 103.1%		1,158,740,702
Liabilities in Excess of Other Assets — (3.1)%		(35,053,611)

Net Assets — 100.0%		$1,123,687,091

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,054,295,923

Gross unrealized appreciation	$116,666,847
Gross unrealized depreciation	(12,222,068)

Net unrealized appreciation	$104,444,779

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	17,587,901	13,703,042	31,290,943	$57	$24,464
BlackRock Liquidity Series, LLC Money Market Series	$32,244,900	$7,552,000	$39,796,900	—	$91,975

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$1,087,652,428	—	$431	$1,087,652,859
Short-Term Securities	31,290,943	$39,796,900	—	71,087,843

Total	$1,118,943,371	$39,796,900	$431	$1,158,740,702

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Value Equity Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Capital Markets	Software	Total
Assets:
Balance, as of September 30, 2009	$431	$2,168	$2,599
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(1,282,452)	(1,282,452)
Net change in unrealized appreciation/depreciation[3]	—	1,280,284	1,280,284
Transfers in4	—
Transfers out[4]	—	—	—

Balance, as of September 30, 2010	$431	—	$431

3	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on securities still held at September 30, 2010 was $0.

4	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.6%
BE Aerospace, Inc.(a)	60,600	$1,836,786
Orbital Sciences Corp.(a)	95,200	1,456,560

		3,293,346

Air Freight & Logistics — 2.5%
Atlas Air Worldwide Holdings, Inc.(a)	44,700	2,248,410
Forward Air Corp.	33,303	865,878

		3,114,288

Airlines — 1.8%
Alaska Air Group, Inc.(a)	28,200	1,439,046
Delta Air Lines, Inc.(a)	72,600	845,064

		2,284,110

Auto Components — 1.2%
Lear Corp.(a)	19,000	1,499,670

Beverages — 1.3%
Heckmann Corp.(a)	399,600	1,558,440

Biotechnology — 4.9%
BioMarin Pharmaceutical, Inc.(a)	33,200	742,020
Biospecifics Technologies Corp.(a)	45,000	1,211,400
Cubist Pharmaceuticals, Inc.(a)	87,100	2,037,269
Gentium SpA - ADR(a)	78,255	554,828
Human Genome Sciences, Inc.(a)	52,900	1,575,891
Pharmasset, Inc.(a)	2,120	62,423

		6,183,831

Building Products — 0.8%
Griffon Corp.(a)	84,700	1,032,493

Capital Markets — 1.5%
Och-Ziff Capital Management Group LLC - Class A	127,000	1,892,300

Chemicals — 4.6%
Agrium, Inc.	23,100	1,732,269
Celanese Corp. - Series A	70,000	2,247,000
Georgia Gulf Corp.(a)	60,100	982,034
Solutia, Inc.(a)	49,600	794,592

		5,755,895

Commercial Banks — 1.1%
SVB Financial Group(a)	30,900	1,307,688

Commercial Services & Supplies — 2.4%
Clean Harbors, Inc.(a)	19,800	1,341,450
SYKES Enterprises, Inc.(a)	118,684	1,611,729

		2,953,179

Construction & Engineering — 3.9%
Chicago Bridge & Iron Co. NV(a)	73,400	1,794,630
Fluor Corp.	28,700	1,421,511
Quanta Services, Inc.(a)	89,600	1,709,568

		4,925,709

Consumer Finance — 1.6%
Dollar Financial Corp.(a)	93,899	1,959,672

Containers & Packaging — 1.4%
Owens-Illinois, Inc.(a)	64,300	1,804,258

Diversified Consumer Services — 1.2%
Grand Canyon Education, Inc.(a)	69,300	1,519,749

Diversified Financial Services — 1.2%
MSCI, Inc. - Class A(a)	43,900	1,457,919

Diversified Telecommunication Services — 1.4%
Cbeyond, Inc.(a)	138,600	1,778,238

Electrical Equipment — 1.8%
AMETEK, Inc.	46,300	2,211,751

Energy Equipment & Services — 1.4%
Superior Energy Services, Inc.(a)	64,100	1,710,829

Food Products — 1.5%
Diamond Foods, Inc.	44,400	1,819,956

Health Care Equipment & Supplies — 5.1%
Arthrocare Corp.(a)	38,000	1,032,840
Conceptus, Inc.(a)	110,100	1,513,875
Gen-Probe, Inc.(a)	27,800	1,347,188
Merit Medical Systems, Inc.(a)	37,100	589,519
SonoSite, Inc.(a)	56,678	1,899,280

		6,382,702

Health Care Providers & Services — 4.3%
Aetna, Inc.	34,300	1,084,223
HealthSouth Corp.(a)	64,900	1,246,080
Lincare Holdings, Inc.	122,050	3,062,235

		5,392,538

Hotels, Restaurants & Leisure — 3.6%
International Game Technology	79,300	1,145,885
Jack in the Box, Inc.(a)	48,000	1,029,120
Scientific Games Corp. - Class A(a)	237,600	2,304,720

		4,479,725

Household Durables — 0.3%
Libbey, Inc.(a)	29,900	393,783

Insurance — 1.4%
Aspen Insurance Holdings Ltd.	56,300	1,704,764

Internet Software & Services — 0.9%
NIC, Inc.	141,700	1,174,693

IT Services — 8.4%
Alliance Data Systems Corp.(a)	30,100	1,964,326
Amdocs Ltd.(a)	48,075	1,377,830
ExlService Holdings, Inc.(a)	172,023	3,345,847
Gartner, Inc.(a)	45,200	1,330,688
Global Cash Access Holdings, Inc.(a)	221,500	903,720
RightNow Technologies, Inc.(a)	82,200	1,619,340

		10,541,751

Leisure Equipment & Products — 0.0%
Jakks Pacific, Inc.(a)	2,000	35,280

Life Sciences Tools & Services — 3.0%
Bruker Corp.(a)	36,800	516,304
ICON Plc - ADR(a)	90,300	1,952,286
Sequenom, Inc.(a)	87,900	616,179
Thermo Fisher Scientific, Inc.(a)	14,600	699,048

		3,783,817

Media — 3.2%
CKX, Inc.(a)	533,700	2,615,130
DreamWorks Animation SKG, Inc. - Class A(a)	40,032	1,277,421

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	19

Schedule of Investments (continued)	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media (concluded)
Valassis Communications, Inc.(a)	3,800	$128,782

		4,021,333

Metals & Mining — 1.1%
Century Aluminum Co.(a)(b)	100,300	1,320,951

Oil, Gas & Consumable Fuels — 3.7%
Energy XXI Bermuda Ltd.(a)	78,875	1,822,801
Massey Energy Co.	58,500	1,814,670
Plains Exploration & Production Co.(a)	36,200	965,454

		4,602,925

Pharmaceuticals — 1.8%
Jazz Pharmaceuticals, Inc.(a)	116,400	1,248,972
King Pharmaceuticals, Inc.(a)	103,900	1,034,844

		2,283,816

Professional Services — 4.1%
The Corporate Executive Board Co.	33,200	1,047,792
Heidrick & Struggles International, Inc.	25,700	500,636
Manpower, Inc.	24,700	1,289,340
Robert Half International, Inc.(b)	52,400	1,362,400
Verisk Analytics, Inc. - Class A(a)	34,800	974,748

		5,174,916

Semiconductors & Semiconductor Equipment — 4.8%
Entegris, Inc.(a)	252,800	1,180,576
GT Solar International, Inc.(a)	100,500	841,185
NetLogic Microsystems, Inc.(a)	59,200	1,632,736
Semtech Corp.(a)	70,100	1,415,319
Silicon Laboratories, Inc.(a)	23,600	864,940

		5,934,756

Software — 5.9%
Activision Blizzard, Inc.	58,000	627,560
Blackboard, Inc.(a)(b)	43,900	1,582,156
Rovi Corp.(a)	32,700	1,648,407
Taleo Corp. - Class A(a)	47,900	1,388,621
TiVo, Inc.(a)	231,400	2,096,484

		7,343,228

Specialty Retail — 4.1%
The Children’s Place Retail Stores, Inc.(a)	41,000	1,999,570
Express, Inc.(a)	67,700	1,029,717
GameStop Corp. - Class A(a)(b)	69,766	1,375,088
Lumber Liquidators Holdings, Inc.(a)	27,200	668,304

		5,072,679

Textiles, Apparel & Luxury Goods — 3.8%
Coach, Inc.	31,300	1,344,648
Deckers Outdoor Corp.(a)	7,600	379,696
G-III Apparel Group Ltd.(a)	29,800	935,124
Phillips-Van Heusen Corp.	35,200	2,117,632

		4,777,100

Total Long-Term Investments (Cost — $119,485,797) — 99.6%		124,484,078

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	2,016,440	2,016,440

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$5,421	5,421,000

Total Short-Term Securities (Cost — $7,437,440) — 5.9%		7,437,440

Total Investments (Cost — $126,923,237*) — 105.5%		131,921,518
Liabilities in Excess of Other Assets — (5.5)%		(6,886,738)

Net Assets — 100.0%		$125,034,780

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$127,803,706

Gross unrealized appreciation	$14,963,581
Gross unrealized depreciation	(10,845,769)

Net unrealized appreciation	$4,117,812

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,016,440	2,016,440	$22	$3,784
BlackRock Liquidity Series, LLC Money Market Series	$3,171,500	$2,249,500	$5,421,000	—	$8,772

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Small/Mid-Cap Growth Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$124,484,078	—	—	$124,484,078
Short-Term Securities	2,016,440	$5,421,000	—	7,437,440

Total	$126,500,518	$5,421,000	—	$131,921,518

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	21

Statements of Assets and Liabilities

September 30, 2010	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1,2]	$227,027,174	$1,087,652,859	$124,484,078
Investments at value - affiliated[3]	15,086,426	71,087,843	7,437,440
Investments sold receivable	3,253,694	30,683,825	2,397,862
Dividends receivable	136,177	1,267,233	24,834
Capital shares sold receivable	125,776	1,468,583	126,719
Securities lending income receivable - affiliated	4,225	10,612	1,285
Receivable from advisor	2,510	109,358	23,010
Dividends receivable - affiliated	1,014	5,566	258
Prepaid expenses	27,800	43,489	26,896

Total assets	245,664,796	1,192,329,368	134,522,382

Liabilities
Collateral on securities loaned at value	12,392,250	39,796,900	5,421,000
Investments purchased payable	2,253,434	21,806,563	1,970,601
Investment advisory fees payable	316,105	1,443,015	156,311
Capital shares redeemed payable	225,899	4,274,787	1,716,702
Service and distribution fees payable	55,227	304,989	31,013
Other affiliates payable	35,633	119,627	15,056
Officer’s and Trustees’ fees payable	2,001	4,762	1,484
Other accrued expenses payable	206,535	891,634	175,435

Total liabilities	15,487,084	68,642,277	9,487,602

Net Assets	$230,177,712	$1,123,687,091	$125,034,780

Net Assets Consist of
Paid-in capital	$248,306,968	$1,326,287,276	$141,912,855
Undistributed net investment income	66,914	3,355,499	27,037
Accumulated net realized loss	(40,833,870)	(350,142,712)	(21,903,393)
Net unrealized appreciation/depreciation	22,637,700	144,187,028	4,998,281

Net Assets	$230,177,712	$1,123,687,091	$125,034,780

[1] Investments at cost - unaffiliated	$204,389,474	$943,465,831	$119,485,797
[2] Securities loaned at value	$11,944,778	$38,062,410	$5,298,470
[3] Investments at cost - affiliated	$15,086,426	$71,087,843	$7,437,440

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional
Net assets	$24,420,939	$204,285,508	$12,674,848
Shares outstanding[1]	2,184,193	19,400,164	1,115,027
Net asset value	$11.18	$10.53	$11.37
Service
Net assets	$330,237	$736,525	—
Shares outstanding[1]	31,140	71,315	—
Net asset value	$10.60	$10.33	—
Investor A
Net assets	$180,501,383	$726,665,947	$97,713,344
Shares outstanding[1]	17,583,321	71,162,316	9,248,561
Net asset value	$10.27	$10.21	$10.57
Investor B
Net assets	$8,209,206	$42,238,759	$4,289,184
Shares outstanding[1]	906,913	4,568,776	482,185
Net asset value	$9.05	$9.25	$8.90
Investor C
Net assets	$12,577,583	$148,922,801	$7,596,993
Shares outstanding[1]	1,389,193	16,160,347	852,983
Net asset value	$9.05	$9.22	$8.91
Class R
Net assets	$4,138,364	$837,551	$2,760,411
Shares outstanding[1]	403,719	79,657	264,933
Net asset value	$10.25	$10.51	$10.42

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	23

Statements of Operations

Year Ended September 30, 2010	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$2,498,838	$14,686,416	$727,023
Foreign taxes withheld	(4,547)	—	(2,621)
Securities lending - affiliated	22,996	91,975	8,772
Dividends - affiliated	6,481	24,464	3,784

Total income	2,523,768	14,802,855	736,958

Expenses
Investment advisory	1,888,224	6,202,867	1,018,746
Transfer agent - class specific	727,991	1,681,442	447,193
Service and distribution - class specific	700,686	2,558,121	419,341
Administration	177,021	553,687	101,875
Registration	64,057	61,166	54,764
Administration - class specific	59,034	190,938	33,981
Professional	49,825	63,832	69,316
Printing	35,195	137,126	20,076
Custodian	19,033	58,020	21,867
Officer and Trustees	7,496	18,036	5,255
Miscellaneous	18,822	34,709	15,701
Recoupment of past waived fees - class specific	73,536	8,629	14,176

Total expenses	3,820,920	11,568,573	2,222,291
Less fees waived by advisor	(2,680)	(10,191)	(4,725)
Less administration fees waived - class specific	(2,194)	(176,344)	(32,126)
Less transfer agent fees waived - class specific	(1,248)	(31,724)	(7,901)
Less transfer agent fees reimbursed - class specific	(15,724)	(794,910)	(207,715)
Less fees paid indirectly	(1,092)	(1,183)	(299)

Total expenses after fees waived, reimbursed and paid indirectly	3,797,982	10,554,221	1,969,525

Net investment income (loss)	(1,274,214)	4,248,634	(1,232,567)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	19,761,976	103,049,767	18,476,392
Redemption-in-kind transactions	—	3,663,107	—
Litigation proceeds	1,240,342	88,548	14,572
Options written	—	498,386	—

	21,002,318	107,299,808	18,490,964

Net change in unrealized appreciation/depreciation on:
Investments	(974,469)	(14,475,492)	(10,916,098)
Options written	—	(59,960)	—

	(974,469)	(14,535,452)	(10,916,098)

Total realized and unrealized gain	20,027,849	92,764,356	7,574,866

Net Increase in Net Assets Resulting from Operations	$18,753,635	$97,012,990	$6,342,299

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Changes in Net Assets

	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Value Equity Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(1,274,214)	$(1,686,733)	$4,248,634	$3,612,304	$(1,232,567)	$(1,239,310)
Net realized gain (loss)	21,002,318	(36,932,678)	107,299,808	(255,846,682)	18,490,964	(34,640,064)
Net change in unrealized appreciation/depreciation	(974,469)	30,815,471	(14,535,452)	195,004,722	(10,916,098)	17,410,574

Net increase (decrease) in net assets resulting from operations	18,753,635	(7,803,940)	97,012,990	(57,229,656)	6,342,299	(18,468,800)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	(1,272,559)	(1,133,643)	—	—
Service	—	—	(12,974)	(15,870)	—	—
Investor A	—	—	(1,814,396)	(3,029,032)	—	—
Investor B	—	—	—	(358,215)	—	—
Investor C	—	—	—	(649,056)	—	—
Tax return of capital:
Institutional	—	—	—	—	—	(24,231)
Investor A	—	—	—	—	—	(140,153)
Class R	—	—	—	—	—	(1,194)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(3,099,929)	(5,185,816)	—	(165,578)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(22,385,267)	(15,545,849)	332,403,186	(40,652,448)	(24,043,287)	(17,528,808)

Redemption Fees
Redemption fees	—	—	—	—	1,704	6,433

Net Assets
Total increase (decrease) in net assets	(3,631,632)	(23,349,789)	426,316,247	(103,067,920)	(17,699,284)	(36,156,753)
Beginning of year	233,809,344	257,159,133	697,370,844	800,438,764	142,734,064	178,890,817

End of year	$230,177,712	$233,809,344	$1,123,687,091	$697,370,844	$125,034,780	$142,734,064

Undistributed net investment income	$66,914	$28,483	$3,355,499	$2,191,410	$27,037	$21,685

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	25

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$10.33	$13.49	$10.70	$10.44	$9.78	$9.87	$12.92	$10.27	$10.07

Net investment loss[1]	(0.01)	(0.04)	(0.04)	(0.07)	(0.06)	(0.05)	(0.06)	(0.07)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.92	(0.02)	(3.12)	2.86 [2]	0.45 [2]	0.87	(0.03)	(2.98)	2.74 [2]	0.44 [2]

Net increase (decrease) from investment operations	0.91	(0.06)	(3.16)	2.79	0.39	0.82	(0.09)	(3.05)	2.65	0.33

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—	(0.13)

Net asset value, end of year	$11.18	$10.27	$10.33	$13.49	$10.70	$10.60	$9.78	$9.87	$12.92	$10.27

Total Investment Return[3]
Based on net asset value	8.86%[4]	(0.58)%[5]	(23.43)%	26.08%[6]	3.75%[6]	8.38%[7]	(0.91)%[8]	(23.61)%	25.80%[6]	3.29%[6]

Ratios to Average Net Assets
Total expenses	1.15%	1.20%	1.07%	1.06%	1.15%	1.63%	1.65%	1.29%	1.32%	2.02%

Total expenses excluding recoupment of past waived fees	1.14%	1.20%	1.07%	1.06%	1.15%	1.62%	1.64%	1.29%	1.32%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%	1.18%	1.06%	1.05%	1.08%	1.58%	1.51%	1.28%	1.22%	1.53%

Net investment loss	(0.09)%	(0.44)%	(0.33)%	(0.59)%	(0.60)%	(0.52)%	(0.76)%	(0.56)%	(0.76)%	(1.06)%

Supplemental Data
Net assets, end of year (000)	$24,421	$25,572	$26,468	$75,577	$75,111	$330	$360	$459	$714	$757

Portfolio turnover	76%	53%	45%	53%	64%	76%	53%	45%	53%	64%

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.47	$9.56	$12.55	$10.00	$9.82	$8.42	$8.56	$11.32	$9.09	$9.00

Net investment loss[1]	(0.05)	(0.06)	(0.10)	(0.12)	(0.11)	(0.12)	(0.10)	(0.17)	(0.18)	(0.17)
Net realized and unrealized gain (loss)	0.85	(0.03)	(2.89)	2.67 [2]	0.42 [2]	0.75	(0.04)	(2.59)	2.41 [2]	0.39 [2]

Net increase (decrease) from investment operations	0.80	(0.09)	(2.99)	2.55	0.31	0.63	(0.14)	(2.76)	2.23	0.22

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—	(0.13)

Net asset value, end of year	$10.27	$9.47	$9.56	$12.55	$10.00	$9.05	$8.42	$8.56	$11.32	$9.09

Total Investment Return[3]
Based on net asset value	8.45%[9]	(0.94)%[10]	(23.83)%	25.50%[6]	3.16%[6]	7.48%[11]	(1.64)%[12]	(24.38)%	24.53%[6]	2.44%[6]

Ratios to Average Net Assets
Total expenses	1.58%	1.76%	1.53%	1.60%	1.74%	2.48%	2.73%	2.45%	2.46%	2.54%

Total expenses excluding recoupment of past waived fees	1.55%	1.72%	1.53%	1.60%	1.74%	2.47%	2.64%	2.45%	2.46%	2.54%

Total expenses after fees waived, reimbursed and paid indirectly	1.58%	1.59%	1.53%	1.57%	1.58%	2.38%	2.34%	2.31%	2.25%	2.33%

Net investment loss	(0.51)%	(0.85)%	(0.81)%	(1.11)%	(1.11)%	(1.36)%	(1.57)%	(1.58)%	(1.79)%	(1.86)%

Supplemental Data
Net assets, end of year (000)	$180,501	$181,159	$195,980	$274,333	$257,729	$8,209	$11,978	$19,565	$43,610	$48,635

Portfolio turnover	76%	53%	45%	53%	64%	76%	53%	45%	53%	64%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.47%.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (0.87)%.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.98%.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.22)%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.03%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.26)%.

11	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.01%.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.99)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	27

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C Shares					Class R Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[1] to September 30, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.41	$8.56	$11.32	$9.09	$9.00	$9.46	$9.56	$12.55	$9.92

Net investment loss[2]	(0.11)	(0.11)	(0.16)	(0.19)	(0.17)	(0.04)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	0.75	(0.04)	(2.60)	2.42 [3]	0.39 [3]	0.83	(0.03)	(2.89)	2.76 [3]

Net increase (decrease) from investment operations	0.64	(0.15)	(2.76)	2.23	0.22	0.79	(0.10)	(2.99)	2.63

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—

Net asset value, end of period	$9.05	$8.41	$8.56	$11.32	$9.09	$10.25	$9.46	$9.56	$12.55

Total Investment Return[4]
Based on net asset value	7.61%[5]	(1.75)%[6]	(24.38)%	24.53%[7]	2.44%[7]	8.35%[8]	(1.05)%[9]	(23.83)%	26.51%[7,10]

Ratios to Average Net Assets
Total expenses	2.33%	2.46%	2.25%	2.31%	2.37%	1.97%	2.04%	1.73%	1.63%[11]

Total expenses excluding recoupment of past waived fees	2.30%	2.44%	2.25%	2.31%	2.37%	1.97%	2.04%	1.73%	1.63%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.33%	2.34%	2.25%	2.30%	2.33%	1.65%	1.63%	1.58%	1.59%[11]

Net investment loss	(1.26)%	(1.59)%	(1.53)%	(1.84)%	(1.86)%	(0.44)%	(0.89)%	(0.82)%	(1.12)%[11]

Supplemental Data
Net assets, end of period (000)	$12,578	$12,418	$13,964	$20,203	$18,047	$4,138	$2,323	$723	$25

Portfolio turnover	76%	53%	45%	53%	64%	76%	53%	45%	53%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.13%.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.10)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.93%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.36)%.

10	Aggregate total investment return.

11	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.34	$9.94	$14.35	$13.67	$13.74	$9.17	$9.78	$14.14	$13.49	$13.61

Net investment income[1]	0.10	0.08	0.10	0.11	0.12	0.04	0.05	0.06	0.10	0.08
Net realized and unrealized gain (loss)	1.16	(0.61)	(2.77)	2.38 [2]	1.23 [2]	1.17	(0.60)	(2.72)	2.33 [2]	1.21 [2]

Net increase (decrease) from investment operations	1.26	(0.53)	(2.67)	2.49	1.35	1.21	(0.55)	(2.66)	2.43	1.29

Dividends and distributions from:
Net investment income	(0.07)	(0.07)	—	(0.15)	(0.04)	(0.05)	(0.06)	—	(0.12)	(0.03)
Tax return of capital	—	—	(0.02)	—	—	—	—	(0.02)	—	—
Net realized gain	—	—	(1.72)	(1.66)	(1.38)	—	—	(1.68)	(1.66)	(1.38)

Total dividends and distributions	(0.07)	(0.07)	(1.74)	(1.81)	(1.42)	(0.05)	(0.06)	(1.70)	(1.78)	(1.41)

Net asset value, end of year	$10.53	$9.34	$9.94	$14.35	$13.67	$10.33	$9.17	$9.78	$14.14	$13.49

Total Investment Return[3]
Based on net asset value	13.56%	(5.09)%	(20.74)%	19.35%[4]	10.77%[4]	13.20%	(5.36)%	(20.95)%	19.10%[4]	10.45%[4]

Ratios to Average Net Assets
Total expenses	1.13%	1.16%	1.10%	1.07%	1.07%	1.31%	1.32%	1.25%	1.24%	1.50%

Total expenses excluding recoupment of past waived fees	1.13%	1.16%	1.10%	1.07%	1.07%	1.31%	1.32%	1.25%	1.24%	1.50%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%	0.95%	0.94%	0.95%	0.99%	1.27%	1.26%	1.23%	1.20%	1.25%

Net investment income	0.99%	1.00%	0.82%	0.79%	0.88%	0.37%	0.69%	0.54%	0.68%	0.61%

Supplemental Data
Net assets, end of year (000)	$204,286	$165,710	$141,900	$134,665	$80,292	$737	$2,561	$2,431	$3,716	$3,130

Portfolio turnover	123%	181%	117%	202%	153%	123%	181%	117%	202%	153%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	29

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$9.06	$9.66	$14.00	$13.38	$13.49	$8.23	$8.84	$12.92	$12.46	$12.73

Net investment income (loss)[1]	0.06	0.05	0.06	0.08	0.08	(0.02)	(0.00)[2]	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	1.13	(0.59)	(2.70)	2.32 [3]	1.21 [3]	1.04	(0.56)	(2.47)	2.15 [4]	1.13 [4]

Net increase (decrease) from investment operations	1.19	(0.54)	(2.64)	2.40	1.29	1.02	(0.56)	(2.49)	2.14	1.11

Dividends and distributions from:
Net investment income	(0.04)	(0.06)	—	(0.12)	(0.02)	—	(0.05)	—	(0.02)	—
Tax return of capital	—	—	(0.02)	—	—	—	—	(1.59)	(1.66)	(1.38)
Net realized gain	—	—	(1.68)	(1.66)	(1.38)	—	—	—	—	—

Total dividends and distributions	(0.04)	(0.06)	(1.70)	(1.78)	(1.40)	—	(0.05)	(1.59)	(1.68)	(1.38)

Net asset value, end of year	$10.21	$9.06	$9.66	$14.00	$13.38	$9.25	$8.23	$8.84	$12.92	$12.46

Total Investment Return[5]
Based on net asset value	13.21%	(5.32)%	(21.04)%	19.02%[4]	10.56%[4]	12.39%	(6.12%)	(21.53%)	18.18%	9.63%

Ratios to Average Net Assets
Total expenses	1.40%	1.51%	1.43%	1.40%	1.56%	2.22%	2.38%	2.24%	2.23%	2.25%

Total expenses excluding recoupment of past waived fees	1.40%	1.51%	1.43%	1.40%	1.56%	2.20%	2.38%	2.24%	2.23%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.26%	1.25%	1.25%	1.25%	2.04%	2.02%	2.00%	2.00%	2.00%

Net investment income (loss)	0.61%	0.70%	0.53%	0.61%	0.62%	(0.24)%	(0.04%)	(0.21%)	(0.09%)	(0.13%)

Supplemental Data
Net assets, end of year (000)	$726,666	$395,763	$470,265	$642,264	$497,964	$42,239	$41,196	$67,656	$119,768	$124,089

Portfolio turnover	123%	181%	117%	202%	153%	123%	181%	117%	202%	153%

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio

	Investor C Shares					Class R Shares
	Year Ended September 30,					Period July 30, 2010[6] to September 30, 2010
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.81	$12.90	$12.46	$12.73	$10.24

Net investment income (loss)[1]	(0.01)	(0.00)[2]	(0.02)	(0.02)	(0.02)	0.00 [2]
Net realized and unrealized gain (loss)	1.03	(0.56)	(2.47)	2.15 [3]	1.13 [3]	0.27

Net increase (decrease) from investment operations	1.02	(0.56)	(2.49)	2.13	1.11	0.27

Dividends and distributions from:
Net investment income	—	(0.05)	—	(0.03)	—	—
Net realized gain	—	—	(1.60)	(1.66)	(1.38)	—

Total dividends and distributions	—	(0.05)	(1.60)	(1.69)	(1.38)	—

Net asset value, end of period	$9.22	$8.20	$8.81	$12.90	$12.46	$10.51

Total Investment Return[5]
Based on net asset value	12.44%	(6.14)%	(21.56)%	18.16%[4]	9.63%[4]	13.17%[7]

Ratios to Average Net Assets
Total expenses	2.22%	2.39%	2.20%	2.21%	2.15%	2.21%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%	2.02%	2.00%	2.00%	2.00%	1.65%[8]

Net investment income (loss)	(0.17)%	(0.06)%	(0.22)%	(0.14)%	(0.13)%	0.08%[8]

Supplemental Data
Net assets, end of period (000)	$148,923	$92,141	$118,186	$173,731	$137,382	$838

Portfolio turnover	123%	181%	117%	202%	153%	123%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Includes redemption fees, which are less than $0.01 per share.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6	Commencement of operations.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	31

Financial Highlights (continued)	BlackRock Small/Mid-Cap Growth Portfolio

	Institutional Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.83	$11.80	$18.24	$15.51	$15.16

Net investment loss[1]	(0.06)	(0.06)	(0.06)	(0.12)	(0.10)
Net realized and unrealized gain (loss)[2]	0.60	(0.89)	(3.49)	3.68	1.09

Net increase (decrease) from investment operations	0.54	(0.95)	(3.55)	3.56	0.99

Dividends and distributions from:
Tax return of capital	—	(0.02)	—	—	—
Net realized gain	—	—	(2.89)	(0.83)	(0.64)

Total dividends and distributions	—	(0.02)	(2.89)	(0.83)	(0.64)

Net asset value, end of year	$11.37	$10.83	$11.80	$18.24	$15.51

Total Investment Return[3,4]
Based on net asset value	4.99%	(8.02)%[5]	(22.78)%	23.74%	6.63%

Ratios to Average Net Assets
Total expenses	1.46%	1.97%	1.44%	1.38%	1.06%

Total expenses excluding recoupment of past waived fees	1.34%	1.97%	1.44%	1.38%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%	1.11%	1.10%	1.05%	0.99%

Net investment loss	(0.53)%	(0.67)%	(0.41)%	(0.71)%	(0.64)%

Supplemental Data
Net assets, end of year (000)	$12,675	$12,178	$17,019	$26,976	$23,866

Portfolio turnover	106%	83%	63%	76%	49%

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.09	$11.03	$17.24	$14.74	$14.48	$8.56	$9.41	$15.09	$13.10	$13.03

Net investment loss[1]	(0.09)	(0.08)	(0.09)	(0.15)	(0.15)	(0.14)	(0.12)	(0.17)	(0.24)	(0.23)
Net realized and unrealized gain (loss)[2]	0.57	(0.85)	(3.26)	3.48	1.05	0.48	(0.73)	(2.80)	3.06	0.94

Net increase (decrease) from investment operations	0.48	(0.93)	(3.35)	3.33	0.90	0.34	(0.85)	(2.97)	2.82	0.71

Dividends and distributions from:
Tax return of capital	—	(0.01)	—	—	—	—	—	—	—	—
Net realized gain	—	—	(2.86)	(0.83)	(0.64)	—	—	(2.71)	(0.83)	(0.64)

Total dividends and distributions	—	(0.01)	(2.86)	(0.83)	(0.64)	—	—	(2.71)	(0.83)	(0.64)

Net asset value, end of year	$10.57	$10.09	$11.03	$17.24	$14.74	$8.90	$8.56	$9.41	$15.09	$13.10

Total Investment Return[3,4]
Based on net asset value	4.76%	(8.38)%[6]	(22.93)%	23.41%	6.31%	3.97%	(9.03)%[7]	(23.51)%	22.40%	5.52%

Ratios to Average Net Assets
Total expenses	1.55%	1.64%	1.45%	1.42%	1.66%	2.42%	2.61%	2.40%	2.40%	2.40%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.36%	1.35%	1.26%	1.35%	2.16%	2.11%	2.10%	2.09%	2.10%

Net investment loss	(0.85)%	(0.93)%	(0.66)%	(0.92)%	(1.00)%	(1.65)%	(1.67)%	(1.40)%	(1.75)%	(1.75)%

Supplemental Data
Net assets, end of year (000)	$97,713	$112,435	$138,073	$218,851	$209,646	$4,289	$6,568	$10,468	$21,110	$23,085

Portfolio turnover	106%	83%	63%	76%	49%	106%	83%	63%	76%	49%

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (concluded)	BlackRock Small/Mid-Cap Growth Portfolio

	Investor C Shares					Class R Shares
	Year Ended September 30,					Year Ended September 30,			Period October 2, 2006[8] to September 30, 2007
	2010	2009	2008	2007	2006	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.57	$9.42	$15.12	$13.12	$13.06	$9.98	$10.93	$17.18	$14.54

Net investment loss[1]	(0.14)	(0.12)	(0.17)	(0.24)	(0.23)	(0.11)	(0.10)	(0.12)	(0.20)
Net realized and unrealized gain (loss)[2]	0.48	(0.73)	(2.80)	3.07	0.93	0.55	(0.84)	(3.23)	3.67

Net increase (decrease) from investment operations	0.34	(0.85)	(2.97)	2.83	0.70	0.44	(0.94)	(3.35)	3.47

Dividends and distributions from:
Tax return of capital	—	—	—	—	—	—	(0.01)	—	—
Net realized gain	—	—	(2.73)	(0.83)	(0.64)	—	—	(2.90)	(0.83)

Total dividends and distributions	—	—	(2.73)	(0.83)	(0.64)	—	(0.01)	(2.90)	(0.83)

Net asset value, end of period	$8.91	$8.57	$9.42	$15.12	$13.12	$10.42	$9.98	$10.93	$17.18

Total Investment Return[3,4]
Based on net asset value	3.97%	(9.02)%[9]	(23.52)%	22.44%	5.43%	4.41%	(8.61)%[10]	(23.08)%	24.68%[11]

Ratios to Average Net Assets
Total expenses	2.36%	2.51%	2.25%	2.23%	2.30%	1.95%	2.34%	2.07%	1.81%[12]

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.12%	2.10%	2.07%	2.10%	1.68%	1.65%	1.61%	1.56%[12]

Net investment loss	(1.62)%	(1.68)%	(1.41)%	(1.73)%	(1.75)%	(1.11)%	(1.22)%	(0.93)%	(1.22)%[12]

Supplemental Data
Net assets, end of period (000)	$7,597	$8,739	$11,427	$17,047	$17,041	$2,760	$2,814	$1,903	$1,071

Portfolio turnover	106%	83%	63%	76%	49%	106%	83%	63%	76%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.19)%.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.56)%.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.25)%.

8	Commencement of operations.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.24)%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.79)%.

11	Aggregate total investment return.

12	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 24 series, of which BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), and BlackRock Small/Mid-Cap Growth Portfolio (“Small/ Mid-Cap Growth”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Trustees of the Trust (the “Board”) and shareholders of Mid-Cap Value Equity and the Board and shareholders of BlackRock Aurora Portfolio (the “Target Fund”) approved the reorganization of the Target Fund into Mid-Cap Value Equity pursuant to which Mid-Cap Value Equity acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Mid-Cap Value Equity shares.

Each shareholder of the Target Fund received shares of Mid-Cap Value Equity with the same class designation and an aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on July 30, 2010. In connection with the reorganization, Mid-Cap Value Equity issued new Class R Shares.

The reorganization was accomplished by a tax-free exchange of shares of Mid-Cap Value Equity in the following amounts and at the following conversion ratios:

	Target Fund Shares Prior to Reorganization	Conversion Ratio	Shares of Mid-Cap Value Equity
Institutional	1,922,277	1.67779047	3,225,178
Investor A	17,716,016	1.57807640	27,957,228
Investor B	1,778,129	1.38279419	2,458,787
Investor C	4,588,730	1.37884746	6,327,159
Class R	54,270	1.51585558	82,265

The Target Fund’s net assets and composition of net assets on July 30, 2010, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$390,545,606	$643,024,031	$(266,267,544)	$13,789,119

For financial reporting purposes, assets received and shares issued by Mid-Cap Value Equity were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Mid-Cap Value Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Mid-Cap Value Equity immediately after the acquisition amounted to $1,133,908,900. The Target Fund’s fair value and cost of investments prior to the reorganization were $391,545,019 and $377,755,900, respectively.

The purpose of the transaction was to combine two funds managed by BlackRock Advisors, LLC the Funds investment advisor to both the Target Fund and the Funds, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on August 2, 2010.

In connection with the reorganization, the Target Fund was terminated as a series of the Trust.

Assuming the acquisition had been completed on October 1, 2009 the beginning of the annual reporting period of Mid-Cap Value Equity, the pro forma results of operations for the year ended September 30, 2010, are as follows:

•	Net investment income: $3,377,645

•	Total realized and unrealized gain: $130,955,129

•	Net increase in the net assets resulting from operations: $134,332,774

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Mid-Cap Value Equity’s Statement of Operations since July 30, 2010.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: Mid-Cap Value Equity transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is

BLACKROCK FUNDS	SEPTEMBER 30, 2010	35

Notes to Financial Statements (continued)

determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds are entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

Mid-Cap Value Equity engages in various portfolio investment strategies using derivative contracts both to increase the returns of Mid-Cap Value Equity and to economically hedge, or protect, its exposure to equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Mid-Cap Value Equity’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, Mid-Cap Value Equity bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by Mid-Cap Value Equity does not give rise to counterparty credit risk, as options written obligate Mid-Cap Value Equity to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Mid-Cap Value Equity may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows Mid-Cap Value Equity to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to Mid-Cap Value Equity from its counterparties are not fully collateralized contractually or otherwise, Mid-Cap Value Equity bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, Mid-Cap Value Equity manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event Mid-Cap Value Equity’s net assets decline by a stated percentage or Mid-Cap Value Equity fails to meet the terms of its ISDA Master Agreements, which would cause Mid-Cap Value Equity to accelerate payment of any net liability owed to the counterparty.

Options: Mid-Cap Value Equity purchases and writes call and/or put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).

36	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Year Ended September 30, 2010
Net Realized Gain from
Mid-Cap Value Equity
Equity contracts:
Options	$498,386

Net Change in Unrealized Appreciation/Depreciation on
Mid-Cap Value Equity
Equity contracts:
Options	$(59,960)

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Mid-Cap Value Equity
Options:
Average number of contracts written	2,152
Average notional value of contracts written	$3,481,325

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	Mid-Cap Growth Equity
	and	Small/Mid-Cap
	Mid-Cap Value Equity	Growth
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.750%
$1 Billion - $2 Billion	0.700%	0.700%
$2 Billion - $3 Billion	0.650%	0.675%
Greater Than $3 Billion	0.625%	0.650%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2010, the Manager waived $2,943 of investment advisory fees for Small/Mid-Cap Growth which is included in fees waived by advisor. The expense limitations as a percentage of net assets are as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	1.27%	0.97%	1.13%
Service	1.58%	1.29%	1.39%[1]
Investor A	1.63%	1.29%	1.39%
Investor B	2.40%	2.06%	2.16%
Investor C	2.40%	2.06%	2.16%
Class R	1.65%	2.04%[2]	1.68%

1	There were no shares outstanding as of September 30, 2010.

2	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2010, the amounts waived were as follows:

Mid-Cap Growth Equity	$2,680
Mid-Cap Value Equity	$10,191
Small/Mid-Cap Growth	$1,782

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or

BLACKROCK FUNDS	SEPTEMBER 30, 2010	37

Notes to Financial Statements (continued)

reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$4,429	—	$14,176
Service	5	—	—
Investor A	64,004	—	—
Investor B	1,094	$8,629	—
Investor C	4,004	—	—

Total	$73,536	$8,629	$14,176

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Mid-Cap Growth Equity	$229,447	$19,167
Mid-Cap Value Equity	$1,532,746	$1,002,978
Small/Mid-Cap Growth	$453,330	$250,684

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2010:

Mid-Cap Growth Equity	$46,118
Mid-Cap Value Equity	$1,790,047
Small/Mid-Cap Growth	$331,158

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Mid-Cap Growth Equity	$6,347
Mid-Cap Value Equity	$15,230
Small/Mid-Cap Growth	$2,853

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Growth Equity	—	$12,086	$1,357
Mid-Cap Value Equity	$260	$33,491	$6,105
Small/Mid-Cap Growth	$76	$4,242	$854

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Mid-Cap Growth Equity	$14,127
Mid-Cap Value Equity	$43,859
Small/Mid-Cap Growth	$21,661

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Call Center
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$510	$1,320	$192
Service	21	55	—
Investor A	30,787	20,019	6,622
Investor B	1,430	4,614	436
Investor C	1,253	5,853	668
Class R	45	4	34

Total	$34,046	$31,865	$7,952

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Mid-Cap Growth Equity	$217,264
Mid-Cap Value Equity	$668,187
Small/Mid-Cap Growth	$125,429

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2010, BIM received $30,825 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$6,479	$41,820	$2,903
Service	84	416	—
Investor A	46,031	113,843	26,932
Investor B	2,520	8,921	1,374
Investor C	3,206	25,903	2,077
Class R	714	35	695

Total	$59,034	$190,938	$33,981

Mid-Cap Growth Equity, Mid-Cap Value Equity and Small/Mid-Cap Growth affiliates earned $54,335, $171,337 and $31,373, respectively, in administration fees which are included as a component of administration — class specific in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	39

Notes to Financial Statements (continued)

Administration Fees Waived
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	—	$38,641	$1,103
Service	$69	99	—
Investor A	—	106,500	26,932
Investor B	1,411	7,106	1,319
Investor C	—	23,963	2,077
Class R	714	35	695

Total	$2,194	$176,344	$32,126

Service and Distribution Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Service	$812	$4,146	—
Investor A	457,900	1,164,425	$268,548
Investor B	99,844	354,452	54,339
Investor C	127,818	1,034,400	82,528
Class R	14,312	698	13,926

Total	$700,686	$2,558,121	$419,341

Transfer Agent Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$40,131	$311,259	$40,776
Service	1,350	1,820	—
Investor A	581,489	985,469	338,100
Investor B	49,871	91,799	24,245
Investor C	41,160	290,007	31,204
Class R	13,990	1,088	12,868

Total	$727,991	$1,681,442	$447,193

Mid-Cap Growth Equity, Mid-Cap Value Equity and Small/Mid-Cap Growth affiliates earned $441,407, $325,806 and $106,555, respectively, in transfer agent fees which are included as a component of transfer agent — class specific in the Statements of Operations.

Transfer Agent Fees Waived

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	—	$1,248	$140
Service	$14	16	—
Investor A	—	20,018	6,623
Investor B	1,189	4,585	436
Investor C	—	5,853	668
Class R	45	4	34

Total	$1,248	$31,724	$7,901

Transfer Agent Fees Reimbursed
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	—	$224,641	$39,282
Service	$80	399	—
Investor A	—	381,923	135,865
Investor B	7,168	50,939	12,455
Investor C	—	136,271	13,390
Class R	8,476	737	6,723

Total	$15,724	$794,910	$207,715

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$173,283,966	$195,749,141
Mid-Cap Value Equity[1]	$917,458,358	$981,372,754
Small/Mid-Cap Growth.	$140,540,356	$167,265,865

1	Including $52,720,155 of sales representing redemptions-in-kind.

Transactions in options written for the year ended September 30, 2010, were as follows:

	Calls		Puts
Mid-Cap Value Equity	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	4,800	$122,060	850	$22,900
Options written	18,910	629,833	1,650	63,070
Options expired	(14,611)	(449,283)	(2,500)	(85,970)
Options closed	(9,099)	(302,610)	—	—

Options outstanding at end of year	—	—	—	—

The Funds received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Funds. This amount is shown as litigation proceeds in the Statements of Operations.

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based

40	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to net operating losses, in-kind redemptions, non-deductible expenses, the expiration of capital loss carryforwards and the classification of settlement proceeds were reclassified to the following accounts:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Paid-in capital	$(101,091,144)	$(137,422,639)	$(1,237,919)
Undistributed net investment income	$1,312,645	$15,384	$1,237,919
Accumulated net realized loss	$99,778,499	$137,407,255	—

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Ordinary income
9/30/10	$3,099,929	—
9/30/09	$5,185,816	—
Tax return of capital
9/30/09	—	$165,578

Total distributions
9/30/10	$3,099,929	—
9/30/09	$5,185,816	$165,578

As of September 30, 2010, the tax components of accumulated net losses were as follows:

	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Undistributed ordinary income	—	$3,213,812	—
Capital loss carryforwards	$(39,211,417)	(310,195,327)	$(20,995,887)
Net unrealized gains*	21,082,161	104,381,330	4,117,812

Total	$(18,129,256)	$(202,600,185)	$(16,878,075)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the timing and recognition of partnership income.

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
2011	$16,297,623	—	—
2016	—	$55,228,525	—
2017	3,358,149	164,955,270	$8,644,509
2018	19,555,645	90,011,532	12,351,378

Total	$39,211,417	$310,195,327	$20,995,887

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2010, Mid-Cap Growth Equity invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Mid-Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	41

Notes to Financial Statements (continued)

As of September 30, 2010, Mid-Cap Value Equity invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Mid-Cap Value Equity and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, Small/Mid-Cap Growth invested a significant portion of its assets in securities in the information technology and industrials sectors. Changes in economic conditions affecting the information technology and industrials sectors would have a greater impact on Small/Mid-Cap Growth and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	517,383	$5,627,421	1,163,071	$9,242,027
Shares redeemed	(823,321)	(8,953,526)	(1,235,018)	(9,965,239)

Net decrease	(305,938)	$(3,326,105)	(71,947)	$(723,212)

Service
Shares sold	9,319	$94,294	3,825	$27,667
Shares redeemed	(14,967)	(154,340)	(13,568)	(105,723)

Net decrease	(5,648)	$(60,046)	(9,743)	$(78,056)

Investor A
Shares sold and automatic conversion of shares	1,032,320	$10,493,917	1,484,196	$10,902,981
Shares redeemed	(2,579,912)	(25,768,638)	(2,859,994)	(20,691,046)

Net decrease	(1,547,592)	$(15,274,721)	(1,375,798)	$(9,788,065)

Investor B
Shares sold	11,678	$107,711	128,078	$822,693
Shares redeemed and automatic conversion of shares	(528,044)	(4,718,273)	(990,583)	(6,304,470)

Net decrease	(516,366)	$(4,610,562)	(862,505)	$(5,481,777)

Investor C
Shares sold	192,306	$1,747,582	229,847	$1,555,736
Shares redeemed	(278,935)	(2,451,295)	(385,400)	(2,473,072)

Net decrease	(86,629)	$(703,713)	(155,553)	$(917,336)

Class R
Shares sold	282,912	$2,806,051	209,373	$1,750,711
Shares redeemed	(124,681)	(1,216,171)	(39,506)	(308,114)

Net increase	158,231	$1,589,880	169,867	$1,442,597

42	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Mid-Cap Value Equity	Shares	Amount	Shares	Amount
Institutional
Shares issued in the reorganization	3,225,178	$33,023,569	—	—
Shares sold	10,334,310	102,965,992	10,048,935	$75,620,286
Shares issued in reinvestment of dividends and distributions	119,221	1,127,827	145,437	994,774

Total issued	13,678,709	137,117,388	10,194,372	76,615,060
Shares redeemed	(12,019,668)	(119,115,181)[1]	(6,725,890)	(49,417,003)

Net increase	1,659,041	$18,002,207	3,468,482	$27,198,057

1	Includes 5,485,998 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $52,720,155.

Service
Shares sold	28,729	$279,470	56,513	$442,216
Shares issued in reinvestment of dividends and distributions	1,366	11,848	2,305	15,491

Total issued	30,095	291,318	58,818	457,707
Shares redeemed	(238,107)	(2,442,750)	(28,095)	(219,565)

Net increase (decrease)	(208,012)	$(2,151,432)	30,723	$238,142

Investor A
Shares issued in the reorganization	27,957,228	$277,741,078	—	—
Shares sold and automatic conversion of shares	14,805,076	147,094,949	12,079,416	$86,772,872
Shares issued in reinvestment of dividends and distributions	188,070	1,730,241	430,408	2,857,896

Total issued	42,950,374	426,566,268	12,509,824	89,630,768
Shares redeemed	(15,463,894)	(151,301,780)	(17,497,004)	(126,017,711)

Net increase (decrease)	27,486,480	$275,264,488	(4,987,180)	$(36,386,943)

Investor B
Shares issued in the reorganization	2,458,787	$22,141,619	—	—
Shares sold	38,718	348,353	167,209	$1,079,007
Shares issued in reinvestment of dividends and distributions	—	—	56,009	339,972

Total issued	2,497,505	22,489,972	223,218	1,418,979
Shares redeemed and automatic conversion of shares	(2,935,182)	(26,493,927)	(2,874,133)	(18,976,728)

Net decrease	(437,677)	$(4,003,955)	(2,650,915)	$(17,557,749)

Investor C
Shares issued in the reorganization	6,327,159	$56,797,005	—	—
Shares sold	1,540,063	13,707,167	1,815,483	$11,964,738
Shares issued in reinvestment of dividends and distributions	—	—	101,409	613,484

Total issued	7,867,222	70,504,172	1,916,892	12,578,222
Shares redeemed	(2,939,480)	(26,027,414)	(4,098,780)	(26,722,177)

Net increase (decrease)	4,927,742	$44,476,758	(2,181,888)	$(14,143,955)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	43

Notes to Financial Statements (continued)

	Period July 30, 2010[1] to September 30, 2010
Mid-Cap Value Equity (concluded)	Shares	Amount
Class R
Shares issued in the reorganization	82,265	$842,335
Shares sold	3,694	37,619

Total issued	85,959	879,954
Shares redeemed	(6,302)	(64,834)

Net increase	79,657	$815,120

1 Commencement of operations.
	Year Ended September 30, 2010		Year Ended September 30, 2009
Small/Mid-Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	617,825	$6,728,438	558,048	$4,712,032
Shares issued in reinvestment of dividends and distributions	—	—	3,062	23,788

Total issued	617,825	6,728,438	561,110	4,735,820
Shares redeemed	(627,813)	(6,997,835)	(877,828)	(7,967,317)

Net decrease	(9,988)	$(269,397)	(316,718)	$(3,231,497)

Investor A
Shares sold and automatic conversion of shares	2,083,809	$21,986,235	2,987,796	$24,340,719
Shares issued in reinvestment of dividends and distributions	—	—	18,736	136,024

Total issued	2,083,809	21,986,235	3,006,532	24,476,743
Shares redeemed	(3,978,457)	(41,586,290)	(4,384,272)	(35,972,568)

Net decrease	(1,894,648)	$(19,600,055)	(1,377,740)	$(11,495,825)

Investor B
Shares sold	13,963	$127,256	52,647	$357,763
Shares redeemed and automatic conversion of shares	(299,108)	(2,659,561)	(397,913)	(2,721,409)

Net decrease	(285,145)	$(2,532,305)	(345,266)	$(2,363,646)

Investor C
Shares sold	123,275	$1,086,518	219,231	$1,529,380
Shares redeemed	(289,872)	(2,537,202)	(412,304)	(2,856,693)

Net decrease	(166,597)	$(1,450,684)	(193,073)	$(1,327,313)

Class R
Shares sold	76,133	$771,138	189,436	$1,558,929
Shares issued in reinvestment of dividends and distributions	—	—	166	1,195

Total issued	76,133	771,138	189,602	1,560,124
Shares redeemed	(93,195)	(961,984)	(81,806)	(670,651)

Net increase (decrease)	(17,062)	$(190,846)	107,796	$889,473

44	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

There is a 2% redemption fee on shares of Small/Mid-Cap Growth that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Mid-Cap Value Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio [three of the twenty-four series constituting BlackRock Funds (the “Trust”) (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Mid-Cap Value Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio of BlackRock Funds as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November  24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Mid-Cap Value Equity Portfolio during the taxable year ended September 30, 2010:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations
BlackRock Mid-Cap Value Equity Portfolio	12/11/09	100.00%	100.00%

46	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 20, 2010 and May 18-19, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity Portfolio”) and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth Portfolio,” each a “Fund,” and together with Mid-Cap Growth Equity Portfolio and Mid-Cap Value Equity Portfolio, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18-19, 2010 Board meeting.

At an in-person meeting held on May 18-19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011. In approving the continuation of the Agreement, the Board considered: (a) the nature,

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Disclosure of Investment Advisory Agreement

extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, Mid-Cap Growth Equity Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one, three and five-year periods reported.

The Board noted that, in general, Mid-Cap Value Equity Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Board noted that Small/Mid-Cap Growth Portfolio performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, stock selection in the healthcare sector has been the most significant performance detractor.

The Board and BlackRock discussed BlackRock’s strategy for improving Small/Mid-Cap Growth Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Small/Mid-Cap Growth Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that Mid-Cap Value Equity Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expenses, after giving effect to any expense reimbursement or fee waivers by BlackRock, were lower than or equal to the median actual total expenses paid by its Peers, after giving effect to any expense reimbursements or fee waivers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board also noted that with respect to each Fund, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable. The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of

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Disclosure of Investment Advisory Agreement (concluded)

exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011 As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a Trustee of the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees3

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	53

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

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Automatic Investment Plans

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Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

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Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2025 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY4-9/10-AR

September 30, 2010

Annual Report

BlackRock FundsSM

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock U.S. Opportunities Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding – have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010	BlackRock Global Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, the BlackRock Global Opportunities Portfolio (the “Fund”) changed its benchmark from the S&P Global Broad Market Index (BMI) to the MSCI All Country World Index (ACWI). The Fund’s investment advisor believes the MSCI ACWI is more representative of the industry standard benchmark for funds with similar strategies.

•

For the 12-month period, the Fund posted positive returns, but underperformed both the MSCI ACWI and its former benchmark, the S&P Global BMI. The following discussion of relative performance pertains to the MSCI ACWI.

What factors influenced performance?

•

Relative to the benchmark, the Fund’s underperformance was attributable to poorly timed adjustments to risk exposures. As a result, overall sector allocation and stock selection decisions detracted from relative returns. Positions in consumer staples, materials, information technology (IT) and telecommunication services led to the weakest relative results. Within consumer staples, stock selection in packaged foods & meats did not fully capture benchmark returns. Within materials, the Fund’s position in fertilizers was poorly timed, while stock selection in steel and paper packaging detracted from performance. Regionally, the Fund’s underexposure to Asia ex-Japan and emerging markets detracted from performance during the year.

•

The Fund benefited from favorable positioning in the consumer discretionary, energy and health care sectors, as it generated returns. Stock selection was positive across multiple industries within consumer discretionary, which was led by media, as solid results from companies such as Naspers Ltd. and Liberty Global, Inc. drove outperformance. The Fund’s positioning in coal miners helped the sub-industry climb by 30%, our strongest industry within energy. The Fund’s underweight in health care equipment benefited performance, as the sub-industry was affected by European sovereign risks and stubbornly high unemployment rates in the US. Foreign currency derivatives, used to hedge market and currency risk and to maintain efficient portfolio management, had a positive impact on performance.

Describe recent portfolio activity.

•

Overall, changes during the period were modest in an absolute sense, but adjustments to risk exposures led to portfolio activity. We reduced the Fund’s weightings in financials and health care sectors the most. The proceeds from these transactions were reinvested in the materials, consumer staples, industrials and consumer discretionary sectors.

Describe Fund positioning at period end.

•

At period end, the Fund was well-diversified with very modest sector, style, geographic and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as confidence in the efficacy of fiscal and monetary stimuli has been swayed by record consumer and sovereign debt levels in the developed economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc - A Shares	2%
Yara International ASA	1
Apple, Inc	1
ConocoPhillips	1
The Mosaic Co.	1
ITOCHU Corp.	1
Pfizer, Inc.	1
Newmont Mining Corp.	1
Honda Motor Co. Ltd.	1
PepsiCo, Inc.	1

Geographic Allocation	Percent of Long-Term Investments
United States	47%
Japan	8
Germany	7
United Kingdom	6
Canada	5
Netherlands	3
Switzerland	3
France	2
Hong Kong	2
Spain	2
Other[1]	15

1	Other includes a 1% holding in each of the following countries: Belgium, Brazil, China, Denmark, Finland, India, Ireland, Malaysia, Mexico, Norway, South Africa, South Korea, Sweden, Taiwan and Thailand.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund will invest, under normal market conditions, at least 75% of its total assets in global equity securities of any market capitalization with above average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

3	The all-encompassing S&P Global index is known as the S&P Global BMI. The S&P Global BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI) and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

4	This unmanaged market capitalization-weighted index is made up of equities from 23 countries, including the United States. The Fund now uses this index as its benchmark rather than the S&P Global BMI because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(0.19)%	5.32%	N/A	2.73%	N/A
Investor A	(0.38)	4.92	(0.61)%	2.43	1.26%
Investor B	(0.87)	4.09	(0.41)	1.71	1.31
Investor C	(0.96)	4.13	3.13	1.69	1.69
S&P Global Broad Market Index (BMI)	1.37	10.00	N/A	1.65	N/A
MSCI All Country World Index (ACWI)	0.48	8.42	N/A	0.80	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$998.10	$6.96	$1,000.00	$1,018.10	$7.03	1.39%
Investor A	$1,000.00	$996.20	$8.46	$1,000.00	$1,016.60	$8.54	1.69%
Investor B	$1,000.00	$991.30	$12.23	$1,000.00	$1,012.78	$12.36	2.45%
Investor C	$1,000.00	$990.40	$12.32	$1,000.00	$1,012.68	$12.46	2.47%

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	5

Fund Summary as of September 30, 2010	BlackRock Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Institutional, Service and Investor A Shares of BlackRock Health Sciences Opportunities Portfolio (“the Fund”) outperformed the Russell 3000 Health Care Index, but its Investor B and Investor C Shares trailed the index for the 12-month period. All share classes underperformed the broad-market S&P 500 Index for the period.

What factors influenced performance?

•

The Fund’s outperformance relative to the Russell 3000 Health Care Index was the result of good stock selection. Results within the medical devices and supplies sub-sector compared most favorably due to strong stock selection among health care equipment and life science holdings. The Fund’s positioning in biotechnology also contributed during the period and benefited most notably from its exposure to OSI Pharmaceuticals, Inc., which was acquired by Astellas Pharma, Inc., in addition to Human Genome Sciences, Inc. and Incyte Corp. Ltd. Within the health care services sub-sector, the Fund’s exposure to pharmacy benefit managers and overweight in managed health care aided results.

•

Despite good relative performance within the sub-sector, the Fund’s underweight position in pharmaceuticals dragged on results. Historically, the Fund has been underweight in pharmaceuticals due to our long-term fundamental concerns. Health care facilities stocks also detracted from performance, with VCA Antech, Inc. having the largest negative impact. Finally, the Fund’s overweight in health care services and health care supplies detracted from performance.

Describe recent portfolio activity.

•

During the 12 months, trading activity was partially influenced by macroeconomic drivers, such as changes to the US regulatory environment and European sovereign risks, in addition to the performance of underlying holdings. The Fund increased exposure to managed health care, health care services and health care facilities. Selling was most prominent in the pharmaceuticals, health care equipment and health care supplies industries.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight in health care providers & services, medical devices and supplies and biotechnology, with an underweight in pharmaceuticals. The significant underperformance of health care stocks has led to historically low valuations, which reflect the near-term fundamental challenges as well as very negative sentiment against the sector. Potential catalysts to help lead a relief rally may include a rebound in industry utilizations during the fourth quarter and/or Republicans winning back control in US Congress during the mid-term elections, which could potentially lead to less regulation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	7%
Celgene Corp.	4
Bristol-Myers Squibb Co.	4
Fresenius Medical Care AG & Co. KGaA.	4
Aetna, Inc.	3
St. Jude Medical, Inc.	3
UnitedHealth Group, Inc.	3
DaVita, Inc.	3
Gilead Sciences, Inc.	3
Abbott Laboratories	3

Industry Allocation	Percent of Long-Term Investments
Health Care Providers & Services	30%
Pharmaceuticals	22
Health Care Equipment & Supplies	20
Biotechnology	18
Life Sciences Tools & Services	8
Health Care Technology	1
Chemicals	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(3.86)%	10.00%	N/A	7.33%	N/A	9.20%	N/A
Service	(4.01)	9.64	N/A	7.00	N/A	8.91	N/A
Investor A	(3.99)	9.69	3.95%	6.98	5.83%	8.88	8.29%
Investor B	(4.35)	8.82	4.32	6.12	5.80	8.26	8.26
Investor C	(4.35)	8.88	7.88	6.21	6.21	8.12	8.12
S&P 500 Index	(1.42)	10.16	N/A	0.64	N/A	(0.43)	N/A
Russell 3000 Health Care Index	(3.62)	9.12	N/A	1.59	N/A	0.43	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$961.40	$4.92	$1,000.00	$1,020.05	$5.06	1.00%
Service	$1,000.00	$959.90	$6.63	$1,000.00	$1,018.30	$6.83	1.35%
Investor A	$1,000.00	$960.10	$6.49	$1,000.00	$1,018.45	$6.68	1.32%
Investor B	$1,000.00	$956.50	$10.15	$1,000.00	$1,014.69	$10.45	2.07%
Investor C	$1,000.00	$956.50	$10.01	$1,000.00	$1,014.84	$10.30	2.04%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	7

Fund Summary as of September 30, 2010	BlackRock International Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, BlackRock International Opportunities Portfolio (the “Fund”) changed its benchmark from the S&P Global Ex-US Broad Market Index (BMI) to the MSCI All Country World Index (ACWI) Ex-US. The Fund’s investment advisor believes the MSCI ACWI Ex-US is more representative of the industry standard benchmark for funds with similar strategies.

•

For the 12-month period, the Fund posted positive returns, but underperformed both the MSCI ACWI Ex-US and its former benchmark, the S&P Global Ex-US BMI. The following discussion of relative performance pertains to the MSCI ACWI Ex-US.

What factors influenced performance?

•

Relative to the benchmark, the Fund’s underperformance was attributable to poorly timed adjustments to risk exposures. As a result, overall sector allocation decisions detracted from relative returns. Positions in the materials, financials, telecommunication services and consumer staples sectors led to the weakest relative results. Within materials, stock selection in gold and fertilizers did not fully capture benchmark returns, while stock selection in diversified miners and steel hurt relative results. Positive relative effects from investing in diversified banks were countered by weaker results in the insurance industries, while underexposure to wireless telecommunication services detracted as demand for higher yields rose. Regionally, the Fund’s underexposure to Asia ex-Japan and Latin America detracted from performance.

•

The Fund benefited from favorable positioning in the consumer discretionary, information technology (IT) and industrial sectors, as it generated returns. Stock selection was positive across multiple industries within consumer discretionary, which was led by automobiles, as solid results from companies such as Magna International, Inc. and Bayerische Motoren Werke AG drove outperformance. In IT, the outstanding performance of ARM Holdings Plc in the semiconductors space helped the industry climb by 20%. The Fund’s overweight in airlines benefited performance, as the sub-industry was driven by favorable supply-demand conditions and low expectations. Foreign currency derivatives, used to hedge market and currency risk and to maintain efficient portfolio management, had a positive impact on performance.

Describe recent portfolio activity.

•

Overall, changes during the period were modest in an absolute sense, but adjustments to risk exposures led to portfolio activity. We reduced the Fund’s weightings in financials and health care sectors the most. The proceeds from these transactions were reinvested in the materials, consumer staples, IT and industrials sectors.

Describe Fund positioning at period end.

•

At period end, the Fund was well-diversified with very modest sector, style, geographic and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as confidence in the efficacy of fiscal and monetary stimuli has been swayed by record consumer and sovereign debt levels in the developed economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc - A Shares	2%
Yara International ASA	1
Nestle SA	1
The Mosaic Co.	1
HSBC Holdings Plc	1
ITOCHU Corp.	1
Zeon Corp.	1
NSK Ltd.	1
Antofagasta Plc	1
Imperial Tobacco Group Plc	1

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	16%
Japan	15
Canada	11
Germany	9
Switzerland	6
Hong Kong	4
Netherlands	4
Brazil	3
France	3
Spain	3
Taiwan	3
Other[1]	23

1	Other includes a 2% holding in each of the following countries: China, Denmark, India, Italy, South Africa and United States and a 1% holding in each of the following countries: Austria, Belgium, Finland, Indonesia, Malaysia, Mexico, Norway, Singapore, South Korea, Sweden and Thailand.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization.

3	S&P Global Ex-US BMI is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the US. The S&P Global Ex-US BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

4	This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets. The Fund now uses this index as its benchmark rather than the S&P Global Ex-US BMI because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	2.66%	5.99%	N/A	6.89%	N/A	7.97%	N/A
Service	2.53	5.63	N/A	6.56	N/A	7.62	N/A
Investor A	2.55	5.73	0.19%	6.57	5.42%	7.57	6.99%
Investor B	2.18	4.92	0.42	5.75	5.45	6.92	6.92
Investor C	2.19	4.95	3.95	5.77	5.77	6.76	6.76
S&P Global Ex-US Broad Market Index (BMI)	3.11	9.23	N/A	5.13	N/A	5.47	N/A
MSCI All Country World Index (ACWI) Ex-US	2.07	7.56	N/A	4.26	N/A	4.33	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.60	$7.06	$1,000.00	$1,018.10	$7.03	1.39%
Service	$1,000.00	$1,025.30	$8.78	$1,000.00	$1,016.39	$8.74	1.73%
Investor A	$1,000.00	$1,025.50	$8.28	$1,000.00	$1,016.90	$8.24	1.63%
Investor B	$1,000.00	$1,021.80	$12.01	$1,000.00	$1,013.19	$11.96	2.37%
Investor C	$1,000.00	$1,021.90	$12.16	$1,000.00	$1,013.04	$12.11	2.40%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	9

Fund Summary as of September 30, 2010	BlackRock Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	BlackRock Science & Technology Opportunities Portfolio (the “Fund”) generated strong returns for the 12-month period, but underperformed its benchmark, the NYSE Arca Tech 100 Index.

What factors influenced performance?

•

Detractors from performance included positions in the communications equipment, semiconductors, computer hardware, and to a lesser extent, office electronics sub-industries. In particular, the Fund’s overweight in Cisco Systems, Inc. and Research In Motion Ltd. hurt positioning within information technology (IT) equipment the most, as they lagged peers substantially. Our decision to underweight Apple, Inc., which returned 53%, and overweight Hewlett-Packard Co., which fell 10%, negatively impacted performance. Returns in semiconductors, while positive, were more mixed, with some large winners over the time period countered by exposure to several significant laggards.

•

On the positive side, several factors generated returns despite the Fund’s underperformance during the period. The Fund benefited from stock selection within IT. In particular, the Fund’s positioning in the computer storage & peripherals, IT consulting and application software sub-industries was a source of relative strength. In the computer storage space, strong relative performance was driven by avoiding Seagate Technology Plc and Western Digital Corp., which both fell more than 20%. In consulting, the Fund’s positioning outside of the benchmark in stocks such as Cognizant Technology Solutions Corp. - Class A, which rose 66%, also contributed meaningfully to relative returns. Outside of IT, the Fund’s underweight in the health care sector remained a positive factor as did our avoidance of aerospace & defense companies within industrials.

Describe recent portfolio activity.

•

The Fund’s sub-sector and sub-industry weighting was not meaningfully altered during the period. We trimmed exposure to semiconductors, and reinvested the proceeds in application software, IT consulting and computer hardware. Stock positioning also shifted slightly in health care, as we sold equipment names in order to fund the purchase of stocks in pharmaceuticals and life sciences tools & services.

Describe Fund positioning at period end.

•

At period end, the Fund remains overweight in the IT sector relative to the NYSE Arca Tech 100 Index, and underweight in health care. With a cyclical recovery underway, we have favored businesses with more operational gearing toward a rebound in corporate and consumer spending. Health care has also largely disappointed investors due to near-term fundamental challenges and negative sentiment against the sector. Within IT, we remain overweight in internet software, systems software, electronic components and semiconductors, despite pairing back some exposure to semiconductors during the time period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	8%
International Business Machines Corp.	3
Google, Inc. - Class A	3
Microsoft Corp.	3
Intel Corp.	2
QUALCOMM, Inc.	2
Cisco Systems, Inc.	2
Oracle Corp.	2
F5 Networks, Inc.	2
EMC Corp.	2

Industry Allocation	Percent of Long-Term Investments
Software	20%
Semiconductors & Semiconductor Equipment	18
Computers & Peripherals	16
Communications Equipment	12
Internet Software & Services	9
IT Services	8
Electronic Equipment, Instruments & Components	5
Internet & Catalog Retail	2
Wireless Telecommunication Services	2
Health Care Equipment & Supplies	2
Other[1]	6

1	Other includes a 1% holding in each of the following industries: Biotechnology, Household Durables, Life Sciences Tools & Services, Office Electronics, Pharmaceuticals and Diversified Telecommunication Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock Science & Technology Opportunities Portfolio
Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

3	A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	3.09%	15.79%	N/A	6.41%	N/A	(3.20)%	N/A
Service	2.83	15.34	N/A	6.02	N/A	(3.52)	N/A
Investor A	2.74	15.24	9.25%	5.97	4.83%	(3.63)	(4.14)%
Investor B	2.32	14.27	9.77	5.08	4.75	(4.24)	(4.24)
Investor C	2.33	14.12	13.12	5.05	5.05	(4.41)	(4.41)
Class R	2.66	15.03	N/A	5.60	N/A	(3.95)	N/A
NYSE Arca Tech 100 Index	4.51	17.69	N/A	4.03	N/A	(0.26)	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,030.90	$7.03	$1,000.00	$1,018.15	$6.98	1.38%
Service	$1,000.00	$1,028.30	$8.90	$1,000.00	$1,016.29	$8.85	1.75%
Investor A	$1,000.00	$1,027.40	$9.05	$1,000.00	$1,016.14	$9.00	1.78%
Investor B	$1,000.00	$1,023.20	$13.49	$1,000.00	$1,011.73	$13.41	2.66%
Investor C	$1,000.00	$1,023.30	$13.69	$1,000.00	$1,011.53	$13.62	2.70%
Class R	$1,000.00	$1,026.60	$10.62	$1,000.00	$1,014.59	$10.56	2.09%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	11

Fund Summary as of September 30, 2010	BlackRock U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, BlackRock U.S. Opportunities Portfolio (the “Fund”) changed its benchmark from the S&P US MidSmall Cap Index to the Russell Midcap Index. The Fund’s investment advisor believes the Russell Midcap Index is more representative of the industry standard benchmark for funds with similar strategies.

•

For the 12-month period, the Fund posted strong results, but underperformed both the Russell Midcap Index and its former benchmark, the S&P US MidSmall Cap Index. The following discussion of relative performance pertains to the Russell Midcap Index.

What factors influenced performance?

•

Relative to the benchmark, the Fund’s overall underperformance was attributable to poorly timed adjustments to risk exposures. As a result, overall sector allocation and stock selection decisions detracted from relative returns. Positions in the industrials, financials and consumer discretionary sectors led to the weakest relative results. Within industrials, exposure to the capital goods space was hindered by poor stock selection in industrial machinery and construction equipment. Stock selection in regional banks, asset managers, and life insurance also led to poor relative performance in financials, while exposure to automobiles and apparel retailing within consumer discretionary detracted from performance.

•

On the positive side, several factors generated returns despite the Fund’s underperformance during the period. The Fund’s positioning in information technology (IT) and materials generated returns. Stock selection was positive across multiple industries in materials, led by diversified miners and specialty chemicals, as solid results from companies such as Molycorp, Inc. and The Lubrizol Corp. drove outperformance. In IT, the Fund’s holdings in systems software and application software helped each grouping climb more than 50% on an absolute basis. Accelerating trends in IT virtualization and industry mergers and acquisitions were the catalysts for this strong performance.

Describe recent portfolio activity.

•

Overall, changes during the period were modest in an absolute sense, but adjustments to risk exposures led to portfolio activity. We reduced the Fund’s weightings in financials and health care sectors the most. The proceeds from these transactions were reinvested in the energy, industrials, consumer staples and materials sectors.

Describe Fund positioning at period end.

•

At period end, the Fund was well-diversified with very modest sector, style and market risk exposures. While we would not bet against further recovery, we still believe caution is warranted as confidence in the efficacy of fiscal and monetary stimuli has been swayed by record consumer and sovereign debt levels in the developed economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
The Lubrizol Corp.	1%
CF Industries Holdings, Inc.	1
Arch Coal, Inc.	1
Flowserve Corp.	1
Citrix Systems, Inc.	1
Snap-On, Inc.	1
Peabody Energy Corp.	1
Goodrich Corp.	1
VF Corp.	1
Amphenol Corp. - Class A	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	17%
Consumer Discretionary	16
Financials	15
Industrials	13
Energy	10
Materials	7
Utilities	7
Consumer Staples	7
Health Care	6
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2010

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

3	An unmanaged index comprised of smaller-capitalization US stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

4	A market index that measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000 index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The Fund now uses this index as its benchmark rather than the S&P US MidSmall Cap Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	3.10%	14.96%	N/A	7.70%	N/A	1.32%	N/A
Service	2.88	14.45	N/A	7.24	N/A	0.94	N/A
Investor A	2.85	14.41	8.39%	7.18	6.03%	0.86	0.31%
Investor B	2.44	13.49	8.99	6.39	6.07	0.26	0.26
Investor C	2.47	13.54	12.54	6.41	6.41	0.11	0.11
S&P US MidSmall Cap Index	2.10	17.04	N/A	2.44	N/A	4.86	N/A
Russell Midcap Index	2.12	17.54	N/A	2.60	N/A	4.86	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.00	$5.24	$1,000.00	$1,019.90	$5.22	1.03%
Service	$1,000.00	$1,028.80	$7.53	$1,000.00	$1,017.65	$7.49	1.48%
Investor A	$1,000.00	$1,028.50	$7.83	$1,000.00	$1,017.35	$7.79	1.54%
Investor B	$1,000.00	$1,024.40	$11.62	$1,000.00	$1,013.59	$11.56	2.29%
Investor C	$1,000.00	$1,024.70	$11.57	$1,000.00	$1,013.64	$11.51	2.28%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	13

About Fund Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 16, 2000, Health Sciences Opportunities Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Health Sciences Opportunities Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Prior to October 16, 2000, BlackRock Health Sciences Opportunities Portfolio’s Investor B Share performance results are those of Investor A Shares restated to reflect Investor B Share fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 16, 2000, BlackRock Health Sciences Opportunities Portfolio’s Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, BlackRock Science & Technology Opportunities Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Health Sciences Opportunities Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts, financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	15

Schedule of Investments September 30, 2010	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Austria — 0.3%
Erste Group Bank AG	6,100	$245,116

Belgium — 0.7%
Anheuser-Busch InBev NV	9,800	576,920

Brazil — 1.3%
Banco Bradesco SA - Preference Shares	15,100	302,000
Banco Santander Brasil SA - ADS	13,100	180,387
BM&FBOVESPA SA	50,842	425,486
PDG Realty SA Empreendimentos e Participacoes	14,100	167,667

		1,075,540

Canada — 4.7%
Agrium, Inc.	8,600	644,914
Canadian Natural Resources Ltd.	10,200	352,822
Crescent Point Energy Corp.	10,500	386,874
Enbridge, Inc.	6,700	350,921
Silver Wheaton Corp. (a)	24,500	652,925
Suncor Energy, Inc.	10,000	325,591
The Toronto-Dominion Bank	4,800	347,322
TransCanada Corp.	18,500	686,311
Viterra, Inc. (a)	28,600	249,614

		3,997,294

China — 0.9%
Angang Steel Co. Ltd. - H Shares	1,300	2,074
China Construction Bank Corp. - H Shares	480,000	419,520
Want Want China Holdings Ltd.	403,800	373,404

		794,998

Denmark — 0.6%
Carlsberg A/S - Class B	4,600	478,617

Finland — 0.8%
Fortum Oyj	13,400	350,961
Nokia Oyj - ADR	32,300	323,969

		674,930

France — 2.1%
AXA SA	11,500	201,611
BNP Paribas	5,880	419,664
Cie Generale des Etablissements Michelin - Class B	7,200	549,040
PPR	1,300	210,912
Unibail-Rodamco SE	1,900	421,874

		1,803,101

Germany — 7.0%
Bayerische Motoren Werke AG	8,000	561,155
Deutsche Boerse AG	3,300	220,204
Deutsche Lufthansa AG (a)	32,900	604,267
Deutsche Post AG	31,000	562,116
Deutsche Telekom AG	34,000	465,202
Fresenius Medical Care AG & Co. KGaA	6,100	376,729
Kabel Deutschland Holding AG (a)	4,800	190,419
Merck KGaA	2,200	184,741
Metro AG	8,500	553,108
RWE AG	5,400	364,691
SAP AG - ADR	11,300	557,203
Siemens AG	4,500	474,696
Volkswagen AG - Preference Shares	6,454	778,563

		5,893,094

Gibraltar — 0.4%
PartyGaming Plc (a)	69,100	298,680

Hong Kong — 1.4%
Cheung Kong (Holdings) Ltd.	37,000	559,504
CNOOC Ltd. - ADR	2,100	408,030
Wing Hang Bank Ltd.	20,800	248,980

		1,216,514

India — 0.5%
Punjab National Bank Ltd.	15,600	448,269

Indonesia — 0.4%
Bank Mandiri Tbk PT	412,100	331,834

Ireland — 1.2%
Accenture Plc - Class A	8,100	344,169
Covidien Plc	4,000	160,760
WPP Plc	43,400	481,197

		986,126

Italy — 0.4%
Intesa Sanpaolo SpA	102,500	333,894

Japan — 7.7%
Asahi Breweries Ltd.	16,400	328,499
Canon, Inc.	13,000	607,179
Honda Motor Co. Ltd.	24,300	864,694
ITOCHU Corp.	100,200	917,120
Japan Tobacco, Inc.	190	633,092
JTEKT Corp.	47,600	439,269
Marubeni Corp.	90,000	508,897
Mitsubishi UFJ Financial Group, Inc.	67,600	313,860
Nomura Holdings, Inc.	55,300	266,047
Sumitomo Heavy Industries Ltd.	78,000	402,548
Sumitomo Mitsui Financial Group, Inc.	13,700	399,244
T&D Holdings, Inc.	19,100	398,662
Tokio Marine Holdings, Inc.	14,000	377,616

		6,456,727

Malaysia — 0.8%
CIMB Group Holdings Bhd	141,400	373,969

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	ADS	American Depositary Shares
	AUD	Australian Dollar
	BRL	Brazil Real
	CAD	Canadian Dollar
	CHF	Swiss Francs
	DKK	Danish Krone
	EUR	Euro
	GBP	British Pound
	HKD	Hong Kong Dollar
	JPY	Japanese Yen
	MXN	Mexican Peso
	NOK	Norwegian Krone
	NZD	New Zealand Dollar
	PLN	Polish Zloty
	SEK	Swedish Krona
	SGD	Singapore Dollar
	USD	US Dollar
	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Malaysia (concluded)
Tenaga Nasional Bhd	111,000	$317,171

		691,140

Mexico — 0.8%
Fomento Economico Mexicano SAB de CV - ADR	6,300	319,599
Grupo Mexico SA - Series B	121,100	349,030

		668,629

Netherlands — 2.8%
Aegon NV (a)	43,100	258,733
Corio NV	3,300	225,705
ING Groep NV - Preference Shares (a)	24,600	255,118
Royal Dutch Shell Plc - A Shares	43,300	1,310,584
VimpelCom Ltd. - ADR (a)	21,000	311,850

		2,361,990

Norway — 1.2%
Yara International ASA	21,900	995,325

Singapore — 0.3%
CapitaLand Ltd.	73,700	227,444

South Africa — 1.2%
Bidvest Group Ltd.	27,900	588,337
Naspers Ltd. - N Shares	8,200	400,142

		988,479

South Korea — 0.5%
Samsung Electronics Co. Ltd.	670	456,276

Spain — 1.8%
Banco Santander SA	46,300	587,653
Inditex SA	4,200	333,883
Telefonica SA	24,400	605,636

		1,527,172

Sweden — 1.2%
Nordea Bank AB	39,800	415,843
Svenska Cellulosa AB - B Shares	37,400	569,996

		985,839

Switzerland — 2.9%
ACE Ltd.	4,400	256,300
Nestle SA	15,000	799,611
Novartis AG	10,200	587,091
Roche Holding AG	1,400	191,285
Xstrata Plc	33,700	645,532

		2,479,819

Taiwan — 0.6%
Mega Financial Holding Co. Ltd.	430,900	289,385
Siliconware Precision Industries Co. - ADR	34,400	186,792

		476,177

Thailand — 1.1%
Bangkok Bank Public Co. Ltd.	45,400	226,290
Banpu Public Co. Ltd.	29,500	682,738

		909,028

United Kingdom — 5.4%
Afren Plc (a)	28,100	48,821
Barclays Plc	107,000	502,929
GlaxoSmithKline Plc	8,200	161,743
HSBC Holdings Plc	57,500	581,666
InterContinental Hotels Group Plc	23,200	414,260
Invensys Plc	135,800	637,611
Kazakhmys Plc	26,800	611,380
Tullow Oil Plc	25,200	504,454
Unilever Plc	14,700	425,466
Vodafone Group Plc - ADR	26,100	647,541

		4,535,871

United States — 44.3%
Abbott Laboratories	10,900	569,416
Aetna, Inc.	7,000	221,270
American Electric Power Co., Inc.	11,600	420,268
Ameriprise Financial, Inc.	12,400	586,892
AMR Corp. (a)	46,100	289,047
Apple, Inc. (a)	3,500	993,125
Applied Materials, Inc.	25,600	299,008
Arch Coal, Inc.	23,000	614,330
AT&T Inc.	26,000	743,600
Avon Products, Inc.	13,000	417,430
Baxter International, Inc.	5,900	281,489
Becton, Dickinson & Co.	2,800	207,480
Bemis Co., Inc.	14,400	457,200
Bristol-Myers Squibb Co.	22,100	599,131
Bucyrus International, Inc.	7,500	520,125
Bunge Ltd.	5,500	325,380
CareFusion Corp. (a)	3,600	89,424
Caterpillar, Inc.	9,400	739,592
Celgene Corp. (a)	7,600	437,836
Chevron Corp.	9,700	786,185
Cisco Systems, Inc. (a)	30,400	665,760
Citigroup, Inc. (a)	77,600	302,640
Colgate-Palmolive Co.	8,700	668,682
Comerica, Inc.	10,600	393,790
ConAgra Foods, Inc.	18,700	410,278
ConocoPhillips	16,700	959,081
Corning, Inc.	35,300	645,284
CVS Caremark Corp.	9,100	286,377
Deere & Co.	7,000	488,460
Delta Air Lines, Inc. (a)	28,200	328,248
DIRECTV - Class A (a)	13,200	549,516
eBay, Inc. (a)	24,200	590,480
Edison International	13,600	467,704
EMC Corp. (a)	30,300	615,393
Entergy Corp.	6,100	466,833
Federal Realty Investment Trust	5,900	481,794
Freeport-McMoRan Copper & Gold, Inc.	5,400	461,106
Goodrich Corp.	8,000	589,840
Google, Inc. - Class A (a)	1,100	578,369
Hewlett-Packard Co.	8,800	370,216
Huntsman Corp.	44,600	515,576
Intel Corp.	15,400	296,142
International Business Machines Corp.	5,700	764,598
JetBlue Airways Corp. (a)	54,100	361,929
Johnson & Johnson	9,900	613,404
JPMorgan Chase & Co.	13,000	494,910
KeyCorp	29,400	234,024
Kohl’s Corp. (a)	7,600	400,368
Liberty Global, Inc. - Class A (a)	16,400	505,284
Lincoln National Corp.	4,800	114,816
McKesson Corp.	1,400	86,492
Microsoft Corp.	24,800	607,352
The Mosaic Co.	16,100	946,036
Newmont Mining Corp.	14,000	879,340
News Corp. - Class A	32,100	419,226

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
NII Holdings, Inc. (a)	8,300	$341,130
NIKE, Inc. - Class B	6,200	496,868
Occidental Petroleum Corp.	6,100	477,630
Oracle Corp.	17,000	456,450
Peabody Energy Corp.	10,700	524,407
PepsiCo, Inc.	12,300	817,212
Pfizer, Inc.	51,700	887,689
PPL Corp.	14,900	405,727
Qwest Communications International, Inc.	58,500	366,795
Sonoco Products Co.	12,800	428,032
Sprint Nextel Corp. (a)	58,900	272,707
Stanley Black & Decker, Inc.	7,687	471,059
SunTrust Banks, Inc.	9,300	240,219
Target Corp.	6,800	363,392
Texas Instruments, Inc.	16,400	445,096
Thermo Fisher Scientific, Inc. (a)	5,700	272,916
U.S. Bancorp	18,300	395,646
United Parcel Service, Inc. - Class B	9,300	620,217
UnitedHealth Group, Inc.	3,200	112,352
Urban Outfitters, Inc. (a)	6,300	198,072
Wal-Mart Stores, Inc.	12,600	674,352
WellPoint, Inc. (a)	3,000	169,920
Yum! Brands, Inc.	14,200	654,052

		37,249,516

Total Common Stocks — 95.3%		80,164,359

Rights
France — 0.0%
Cie Generale des Etablissements Michelin (Issued/Exercisable 9/30/10, Expires 10/13/10, Strike Price EUR 45) (a)	7,500	20,940

Total Rights — 0.0%		20,940

Total Long-Term Investments (Cost — $71,183,189) — 95.3%		80,185,299

	Shares	Value
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (b)(c)	808,786	808,786

Total Short-Term Securities (Cost — $808,786) — 1.0%		808,786

Total Investments Before Outstanding Options Written (Cost — $71,991,975*) — 96.3%		80,994,085

Options Written	Contracts
Exchange-Traded Call Options Written
Entergy Corp., Strike Price USD 80, Expires 12/18/10	32	(3,920)
Qwest Communications International, Inc., Strike Price USD 5.50, Expires 11/18/10	467	(36,208)
Sprint Nextel Corp., Strike Price USD 5, Expires 11/20/10	589	(13,252)

		(53,380)

Exchange-Traded Put Options Written
Qwest Communications International, Inc., Strike Price USD 5, Expires 11/18/10	467	(10,974)
Sprint Nextel Corp., Strike Price USD 4, Expires 11/20/10	589	(6,185)

		(17,159)
Total Options Written (Premiums Received — $71,117) — (0.1)%		(70,539)

Total Investments Net of Outstanding Options Written — 96.2%		80,923,546
Other Assets Less Liabilities — 3.8%		3,227,266

Net Assets — 100.0%		$84,150,812

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$72,809,470

Gross unrealized appreciation.	$10,017,508
Gross unrealized depreciation.	(1,832,893)

Net unrealized appreciation	$8,184,615

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,555,283	(1,746,497)	808,786	$4,102

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	120,000	USD	189,611	Citibank, N.A.	10/01/10	$(1,104)
ZAR	313,000	USD	44,719	Deutsche Bank AG	10/01/10	187
BRL	1,027,242	USD	606,329	RBC Capital Markets Corp.	10/04/10	788
BRL	1,060,253	USD	600,200	Goldman Sachs & Co.	10/04/10	26,427
GBP	85,000	USD	134,230	Citibank, N.A.	10/04/10	(704)
USD	600,200	BRL	1,027,242	RBC Capital Markets Corp.	10/04/10	(6,917)
USD	625,814	BRL	1,060,253	Goldman Sachs & Co.	10/04/10	(813)
USD	108,752	CAD	112,000	Citibank, N.A.	10/04/10	(102)
USD	31,331	EUR	23,000	Citibank, N.A.	10/04/10	(24)
ZAR	477,000	USD	67,908	Citibank, N.A.	10/04/10	525
USD	221,667	HKD	1,720,000	Deutsche Bank AG	10/05/10	(16)
ZAR	518,000	USD	74,427	Deutsche Bank AG	10/05/10	(111)
ZAR	1,431,000	USD	205,259	Deutsche Bank AG	10/06/10	42
ZAR	248,000	USD	35,465	Deutsche Bank AG	10/07/10	115
AUD	782,000	USD	676,546	Citibank, N.A.	10/20/10	77,415
CAD	330,000	USD	320,967	Morgan Stanley Capital Services, Inc.	10/20/10	(380)
CAD	112,000	USD	108,716	Citibank, N.A.	10/20/10	90
CAD	1,240,000	USD	1,188,924	UBS AG	10/20/10	15,704
CAD	845,000	USD	801,830	Citibank, N.A.	10/20/10	19,066
CHF	114,000	USD	111,461	Deutsche Bank AG	10/20/10	4,573
CHF	185,800	USD	178,784	Royal Bank of Scotland Plc	10/20/10	10,332
CHF	208,000	USD	197,193	Deutsche Bank AG	10/20/10	14,520
CHF	1,267,000	USD	1,215,073	UBS AG	10/20/10	74,542
DKK	1,318,000	USD	228,152	Deutsche Bank AG	10/20/10	12,918
EUR	23,000	USD	31,327	Citibank, N.A.	10/20/10	23
EUR	128,000	USD	165,082	Deutsche Bank AG	10/20/10	9,389
EUR	132,000	USD	169,604	Morgan Stanley Capital Services, Inc.	10/20/10	10,320
EUR	120,000	USD	151,919	Citibank, N.A.	10/20/10	11,648
EUR	459,000	USD	607,979	Deutsche Bank AG	10/20/10	17,664
EUR	228,000	USD	289,603	Citibank, N.A.	10/20/10	21,174
EUR	312,000	USD	397,081	Morgan Stanley Capital Services, Inc.	10/20/10	28,192
GBP	3,082,000	USD	4,716,440	Morgan Stanley Capital Services, Inc.	10/20/10	124,372
HKD	1,720,000	USD	221,684	Deutsche Bank AG	10/20/10	16
HKD	13,339,000	USD	1,717,170	Royal Bank of Scotland Plc	10/20/10	2,168
JPY	15,489,000	USD	183,666	Citibank, N.A.	10/20/10	1,908
JPY	7,231,000	USD	84,291	Deutsche Bank AG	10/20/10	2,343
JPY	10,154,500	USD	119,088	Royal Bank of Scotland Plc	10/20/10	2,573
JPY	35,966,000	USD	427,389	Deutsche Bank AG	10/20/10	3,520
JPY	24,811,000	USD	285,417	Royal Bank of Scotland Plc	10/20/10	11,845
MXN	2,271,000	USD	176,522	Deutsche Bank AG	10/20/10	3,412
NOK	1,800,000	USD	286,047	Deutsche Bank AG	10/20/10	19,683
NZD	120,000	USD	84,502	Deutsche Bank AG	10/20/10	3,398
PLN	2,870,000	USD	898,137	Deutsche Bank AG	10/20/10	87,679
SEK	1,253,000	USD	170,374	Citibank, N.A.	10/20/10	15,423
SGD	128,000	USD	96,023	Deutsche Bank AG	10/20/10	1,299
SGD	196,000	USD	146,442	UBS AG	10/20/10	2,581
SGD	3,411,000	USD	2,480,006	Morgan Stanley Capital Services, Inc.	10/20/10	113,450
USD	1,068,579	CAD	1,125,000	Citibank, N.A.	10/20/10	(24,330)
USD	139,000	CAD	144,000	Citibank, N.A.	10/20/10	(892)
USD	642,128	CHF	650,000	Citibank, N.A.	10/20/10	(19,474)
USD	94,560	CHF	97,000	Citibank, N.A.	10/20/10	(4,172)
USD	223,925	DKK	1,298,500	Royal Bank of Scotland Plc	10/20/10	(13,578)
USD	123,017	DKK	711,500	Royal Bank of Scotland Plc	10/20/10	(7,121)
USD	4,770,289	EUR	3,687,000	Royal Bank of Scotland Plc	10/20/10	(255,296)
USD	800,754	EUR	630,000	Citibank, N.A.	10/20/10	(57,971)
USD	90,652	EUR	71,000	UBS AG	10/20/10	(6,125)
USD	99,851	EUR	77,500	UBS AG	10/20/10	(5,786)
USD	71,747	EUR	56,000	UBS AG	10/20/10	(4,584)
USD	501,325	GBP	331,000	Deutsche Bank AG	10/20/10	(18,568)
USD	1,205,426	GBP	775,000	UBS AG	10/20/10	(11,845)
USD	425,044	GBP	273,000	Morgan Stanley Capital	10/20/10	(3,750)
USD	207,791	GBP	133,000	Morgan Stanley Capital Services, Inc.	10/20/10	(1,109)
USD	211,924	GBP	135,000	Citibank, N.A.	10/20/10	(116)
USD	205,316	HKD	1,593,000	Citibank, N.A.	10/20/10	(15)
USD	104,055	JPY	8,934,000	Citibank, N.A.	10/20/10	(2,983)
USD	475,000	JPY	39,739,687	Citibank, N.A.	10/20/10	(1,122)
USD	302,887	NOK	1,879,000	Deutsche Bank AG	10/20/10	(16,262)
USD	382,485	NOK	2,344,000	UBS AG	10/20/10	(15,644)
USD	279,600	NOK	1,726,000	Deutsche Bank AG	10/20/10	(13,562)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	19

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR 3,954,000	USD	513,297	Morgan Stanley Capital Services, Inc.	10/20/10	$52,119
BRL1,033,049	USD	600,200	Citibank, N.A.	11/03/10	5,908

Total					$314,875

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks
Austria	—	$245,116	—	$245,116
Belgium	—	576,920	—	576,920
Brazil	$1,075,540	—	—	1,075,540
Canada	3,997,294	—	—	3,997,294
China	—	794,998	—	794,998
Denmark	—	478,617	—	478,617
Finland	323,969	350,961	—	674,930
France	—	1,803,101	—	1,803,101
Germany	557,203	5,335,891	—	5,893,094
Gibralter	—	298,680	—	298,680
Hong Kong	408,030	808,484	—	1,216,514
India	—	448,269	—	448,269
Indonesia	—	331,834	—	331,834
Ireland	504,929	481,197	—	986,126
Italy	—	333,894	—	333,894
Japan	—	6,456,727	—	6,456,727
Malaysia	—	691,140	—	691,140
Mexico	668,629	—	—	668,629
Netherlands	311,850	2,050,140	—	2,361,990
Norway	—	995,325	—	995,325
Singapore	—	227,444	—	227,444
South Africa	—	988,479	—	988,479
South Korea	—	456,276	—	456,276
Spain	—	1,527,172	—	1,527,172
Sweden	—	985,839	—	985,839
Switzerland	256,300	2,223,519	—	2,479,819
Taiwan	186,792	289,385	—	476,177
Thailand	—	909,028	—	909,028
United Kingdom	647,541	3,888,330	—	4,535,871
United States	37,249,516	—	—	37,249,516
Rights	20,940	—	—	20,940
Short-Term Securities	808,786	—	—	808,786

Total	$47,017,319	$33,976,766	—	$80,994,085

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$809,351	—	$809,351
Liabilities:
Equity contracts	$(70,539)	—	—	(70,539)
Foreign currency exchange contracts	—	(494,476)	—	(494,476)

Total	$(70,539)	$314,875	—	$244,336

1	Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 17.5%
3SBio, Inc. - ADR (a)	185,500	$2,407,790
Alexion Pharmaceuticals, Inc. (a)	73,000	4,698,280
Amgen, Inc. (a)	379,310	20,903,774
ArQule, Inc. (a)	75,300	387,795
Biogen Idec, Inc. (a)	406,000	22,784,720
BioMarin Pharmaceutical, Inc. (a)	926,700	20,711,745
Celgene Corp. (a)	951,700	54,827,437
Cubist Pharmaceuticals, Inc. (a)	79,600	1,861,844
Genzyme Corp. (a)	173,700	12,296,223
Gilead Sciences, Inc. (a)	1,139,900	40,591,839
Human Genome Sciences, Inc. (a)	348,700	10,387,773
Incyte Corp. Ltd. (a)(b)	372,700	5,959,473
Ironwood Pharmaceuticals, Inc. (a)	184,800	1,881,264
United Therapeutics Corp. (a)	168,200	9,420,882
Vertex Pharmaceuticals, Inc. (a)	348,300	12,040,731

		221,161,570

Chemicals — 0.7%
Sigma-Aldrich Corp.	137,000	8,272,060

Health Care Equipment & Supplies — 19.7%
Alcon, Inc.	98,150	16,370,438
Alere, Inc. (a)	514,400	15,910,392
Baxter International, Inc.	461,100	21,999,081
Becton, Dickinson & Co.	177,300	13,137,930
CareFusion Corp. (a)	606,600	15,067,944
China Kanghui Holdings, Inc. - ADR (a)	82,200	1,164,774
China Medical Technologies, Inc. - ADR (a)	177,000	2,299,230
The Cooper Cos., Inc.	278,700	12,881,514
Covidien Plc	194,000	7,796,860
Gen-Probe, Inc. (a)	506,100	24,525,606
Hill-Rom Holdings, Inc.	490,700	17,611,223
Hologic, Inc. (a)	1,330,300	21,298,103
Immucor, Inc. (a)	161,200	3,196,596
Masimo Corp.	115,000	3,140,650
Medtronic, Inc.	203,000	6,816,740
Nobel Biocare Holding AG	30,600	550,187
Sirona Dental Systems, Inc. (a)	188,200	6,782,728
Sonova Holding AG	21,000	2,567,181
St. Jude Medical, Inc. (a)	1,065,900	41,932,506
Stryker Corp.	125,200	6,266,260
Trauson Holdings Co. (a)	819,700	383,499
Varian Medical Systems, Inc. (a)	103,800	6,279,900

		247,979,342

Health Care Providers & Services — 29.5%
Aetna, Inc.	1,353,600	42,787,296
AmerisourceBergen Corp.	961,700	29,485,722
CIGNA Corp.	680,800	24,359,024
Community Health Systems, Inc. (a)	644,500	19,960,165
DaVita, Inc. (a)	604,830	41,751,415
Express Scripts, Inc. (a)	323,820	15,770,034
Fresenius Medical Care AG & Co. KGaA	729,300	45,040,718
Health Management Assoc., Inc. - Class A (a)	597,400	4,576,084
Henry Schein, Inc. (a)	393,900	23,074,662
Medco Health Solutions, Inc. (a)	264,350	13,762,061
MEDNAX, Inc. (a)	153,300	8,170,890
Quest Diagnostics, Inc.	192,200	9,700,334
Sinopharm Group Co. - H Shares	305,300	1,256,882
Tenet Healthcare Corp. (a)	2,783,900	13,140,008
UnitedHealth Group, Inc.	1,192,000	41,851,120
WellPoint, Inc. (a)	665,400	37,688,256

		372,374,671

Health Care Technology — 1.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	760,200	14,040,894

Life Sciences Tools & Services — 8.3%
Covance, Inc. (a)	222,700	10,420,133
Dionex Corp. (a)	224,700	19,423,068
Life Technologies Corp. (a)	160,700	7,503,083
Lonza Group AG	80,100	6,846,840
Mettler-Toledo International, Inc. (a)	219,100	27,264,804
Tecan Group AG	118,392	8,032,094
Thermo Fisher Scientific, Inc. (a)	529,100	25,333,308

		104,823,330

Pharmaceuticals — 22.2%
Abbott Laboratories	763,100	39,864,344
Allergan, Inc.	259,200	17,244,576
Bristol-Myers Squibb Co. (b)	1,718,700	46,593,957
Glenmark Pharmaceuticals Ltd.	510,800	3,404,225
H. Lundbeck A/S	187,800	3,310,573
Impax Laboratories, Inc. (a)	339,900	6,730,020
Johnson & Johnson	406,400	25,180,544
Merck & Co., Inc.	345,900	12,732,579
Mylan, Inc. (a)	417,200	7,847,532
Novartis AG	301,900	17,376,743
Pfizer, Inc.	5,412,040	92,924,727
Roche Holding AG	47,200	6,449,033
Teva Pharmaceutical Industries Ltd. - ADR	60	3,165

		279,662,018

Total Long-Term Investments (Cost — $1,122,079,168) — 99.0%		1,248,313,885

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	9,455,464	9,455,464

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36% (c)(d)(e)	$38,485	38,485,200
Total Short-Term Securities (Cost — $47,940,664) — 3.8%		47,940,664

Total Investments Before Outstanding Options Written
(Cost — $1,170,019,832*) — 102.8%		1,296,254,549

Options Written	Contracts
Exchange-Traded Call Options Written
Express Scripts, Inc., Strike Price USD 50, Expires 11/20/10	1,320	(217,800)
Exchange-Traded Put Options Written
Vertex Pharmaceuticals, Inc., Strike Price USD 35, Expires 10/16/10	844	(90,730)
Total Options Written

(Premiums Received — $214,198) — (0.0)%		(308,530)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	21

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments Net of Outstanding Options Written — 102.8%	$1,295,946,019
Liabilities in Excess of Other Assets — (2.8)%	(35,404,443)

Net Assets — 100.0%	$1,260,541,576

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,182,467,767

Gross unrealized appreciation	$124,746,823
Gross unrealized depreciation	(10,960,041)

Net unrealized appreciation	$113,786,782

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,271,017	(2,815,553)	9,455,464	$179	$79,349
BlackRock Liquidity Series, LLC Money Market Series	$113,924,650	$(75,439,450)	$38,485,200	—	$75,960

(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD3,082,213	CHF	3,003,000	Citibank, N.A.	10/04/10	$26,192
USD12,393,612	GBP	7,890,000	Morgan Stanley Capital Services, Inc.	10/04/10	(743)
CHF3,003,000	USD	3,082,684	Citibank, N.A.	10/20/10	(26,084)
CHF2,462,000	USD	2,492,385	Deutsche Bank AG	10/20/10	13,560
CHF8,883,000	USD	8,685,186	Deutsche Bank AG	10/20/10	356,366
EUR 11,913,000	USD	15,364,089	Citibank, N.A.	10/20/10	873,987
GBP7,459,500	USD	11,716,032	Morgan Stanley Capital Services, Inc.	10/20/10	398
GBP1,080,000	USD	1,669,703	Deutsche Bank AG	10/20/10	26,623
USD36,686,075	CHF	38,138,000	Citibank, N.A.	10/20/10	(2,132,650)
USD5,885,392	CHF	6,163,000	Citibank, N.A.	10/20/10	(387,611)
USD2,764,144	CHF	2,875,000	Deutsche Bank AG	10/20/10	(162,172)
USD2,410,000	CHF	2,524,000	Deutsche Bank AG	10/20/10	(159,051)
USD1,646,396	CHF	1,706,000	Deutsche Bank AG	10/20/10	(90,055)
USD810,095	CHF	831,000	Citibank, N.A.	10/20/10	(35,738)
USD1,076,798	CHF	1,090,000	Citibank, N.A.	10/20/10	(32,657)
USD53,123,963	EUR	41,060,000	Royal Bank of Scotland Plc	10/20/10	(2,843,083)
USD9,941,064	GBP	6,468,000	Morgan Stanley Capital Services, Inc.	10/20/10	(218,045)
USD3,193,250	GBP	2,071,500	Citibank, N.A.	10/20/10	(60,397)
USD375,253	HKD	2,915,000	Morgan Stanley Capital Services, Inc.	10/20/10	(478)

Total					$(4,851,638)

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Biotechnology	$221,161,570	—	—	$221,161,570
Chemicals	8,272,060	—	—	8,272,060
Health Care Equipment & Supplies	244,861,974	$3,117,368	—	247,979,342
Health Care Providers & Services	326,077,071	46,297,600	—	372,374,671
Health Care Technology	14,040,894	—	—	14,040,894
Life Sciences Tools & Services	89,944,396	14,878,934	—	104,823,330
Pharmaceuticals	249,121,444	30,540,574	—	279,662,018
Short-Term Securities	9,455,464	38,485,200	—	47,940,664

Total	$1,162,934,873	$133,319,676	—	$1,296,254,549

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$1,297,126	—	$1,297,126
Liabilities:
Equity contracts	$(308,530)	—	—	(308,530)
Foreign currency exchange contracts	—	(6,148,764)	—	(6,148,764)

Total	$(308,530)	$(4,851,638)	—	$(5,160,168)

1	Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	23

Schedule of Investments September 30, 2010	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 1.2%
OZ Minerals Ltd.	7,099,100	$9,972,440
Qantas Airways Ltd. (a)	4,933,400	13,311,018

		23,283,458

Austria — 0.3%
Erste Group Bank AG	138,700	5,573,373

Belgium — 0.6%
Anheuser-Busch InBev NV	211,600	12,456,759

Brazil — 3.0%
Banco Bradesco SA - Preference Shares	349,700	6,994,000
Banco Santander Brasil SA - ADS	289,700	3,989,169
BM&FBOVESPA SA	1,152,800	9,647,546
Cia Energetica de Minas Gerais SA - ADR (b)	517,925	8,488,791
Gol Linhas Aereas Inteligentes SA - Preference Shares	376,500	5,812,163
Hypermarcas SA (a)	687,800	10,552,771
PDG Realty SA Empreendimentos e Participacoes	331,700	3,944,328
Tractebel Energia SA	543,200	8,122,317

		57,551,085

Canada — 10.5%
Agrium, Inc.	204,800	15,357,952
Barrick Gold Corp.	333,300	15,403,261
Baytex Energy Trust	341,600	12,373,828
Canadian National Railway Co.	224,100	14,331,597
Canadian Natural Resources Ltd.	234,500	8,111,434
Crescent Point Energy Corp.	341,800	12,593,681
Eldorado Gold Corp.	724,800	13,398,480
Enbridge, Inc.	151,100	7,914,063
Magna International, Inc. - Class A	104,200	8,571,492
Niko Resources Ltd.	77,800	7,656,748
Pacific Rubiales Energy Corp. (a)	441,300	12,408,212
Pan American Silver Corp.	374,500	11,081,455
Royal Bank of Canada	174,200	9,073,163
Silver Wheaton Corp. (a)	439,100	11,702,015
Suncor Energy, Inc.	353,900	11,522,645
The Toronto-Dominion Bank	122,000	8,827,777
TransCanada Corp.	423,000	15,692,400
Viterra, Inc. (a)	649,500	5,668,685

		201,688,888

China — 2.0%
Angang Steel Co. Ltd. - H Shares	120,500	192,204
China Construction Bank Corp. - H Shares	9,980,400	8,722,863
China Merchants Bank Co. Ltd. - H Shares	3,815,000	9,785,703
Sinopharm Group Co. - H Shares	464,000	1,910,230
Tencent Holdings Ltd.	462,800	10,080,128
Want Want China Holdings Ltd.	8,864,900	8,197,606

		38,888,734

Denmark — 1.8%
Carlsberg A/S - Class B	105,000	10,924,952
FLSmidth & Co. A/S	242,300	17,632,749
TrygVesta A/S	107,500	6,455,365

		35,013,066

Finland — 0.5%
Fortum Oyj	397,300	10,405,723

France — 3.0%
AXA SA	267,400	4,687,901
BNP Paribas	152,170	10,860,589
Cap Gemini SA	160,600	8,063,038
GDF SUEZ	330,900	11,874,739
Société Generale	33,800	1,954,417
Unibail-Rodamco SE	42,100	9,347,847
Vivendi	364,800	9,998,561

		56,787,092

Germany — 8.7%
Bayerische Motoren Werke AG	178,000	12,485,701
Deutsche Boerse AG	45,500	3,036,151
Deutsche Lufthansa AG (a)	736,200	13,521,616
Deutsche Post AG	915,700	16,604,170
Deutsche Telekom AG	742,900	10,164,667
Fresenius Medical Care AG & Co. KGaA	272,900	16,853,986
Gerry Weber International AG	183,944	7,537,835
Kabel Deutschland Holding AG (a)	109,000	4,324,100
Merck KGaA	182,300	15,308,323
Metro AG	193,500	12,591,350
RWE AG	189,000	12,764,180
SAP AG - ADR (b)	243,900	12,026,709
Siemens AG	102,100	10,770,334
Software AG	40,400	4,876,769
Volkswagen AG - Preference Shares	112,348	13,552,828

		166,418,719

Gibraltar — 0.4%
PartyGaming Plc (a)	1,633,700	7,061,558

Hong Kong — 3.6%
Cheung Kong (Holdings) Ltd.	1,030,300	15,579,922
China Mobile Ltd.	752,100	7,693,927
CNOOC Ltd. - ADR	45,400	8,821,220
Hang Seng Bank Ltd.	305,500	4,486,453
Melco Crown Entertainment Ltd. - ADR (a)(b)	1,211,900	6,168,571
New World Development Ltd.	4,261,200	8,559,972
Orient Overseas International Ltd.	990,400	7,890,331
REXLot Holdings Ltd.	39,371,100	3,744,341
Wing Hang Bank Ltd.	467,700	5,598,455

		68,543,192

India — 1.5%
HDFC Bank Ltd.	202,800	11,142,154
Infosys Technologies Ltd.	85,400	5,783,896
State Bank of India Ltd.	175,400	12,382,367

		29,308,417

Indonesia — 1.1%
Adaro Energy Tbk PT	56,399,500	12,788,790
Bank Mandiri Tbk PT	9,205,600	7,412,595

		20,201,385

Ireland — 1.0%
Covidien Plc	192,900	7,752,651
WPP Plc	1,005,300	11,146,248

		18,898,899

Italy — 1.7%
Benetton Group SpA	580,700	4,459,845
Fondiaria-Sai SpA	436,900	4,419,588
Intesa Sanpaolo SpA	3,236,700	10,543,574
Parmalat SpA	2,678,100	6,880,925

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Italy (concluded)
UniCredit SpA	2,348,859	$6,015,223

		32,319,155

Japan — 14.3%
Asahi Breweries Ltd.	358,000	7,170,898
Bridgestone Corp.	540,300	9,851,597
Canon, Inc.	210,500	9,831,622
The Chiba Bank Ltd.	810,500	4,732,385
DA Office Investment Corp.	575	1,499,498
Honda Motor Co. Ltd.	523,900	18,642,523
Hoya Corp.	375,200	9,162,911
ITOCHU Corp.	2,264,700	20,728,569
Japan Prime Realty Investment Corp.	670	1,475,871
Japan Tobacco, Inc.	3,670	12,228,665
JSR Corp.	711,300	12,135,881
Kamigumi Co. Ltd.	665,300	4,940,613
KDDI Corp.	1,160	5,545,570
Konica Minolta Holdings, Inc.	838,800	8,221,556
Kubota Corp.	1,218,800	11,178,457
Marubeni Corp.	2,110,800	11,935,339
Matsui Securities Co. Ltd.	447,600	2,506,670
Mitsubishi UFJ Financial Group, Inc.	1,669,100	7,749,462
Nikon Corp.	432,900	8,029,745
Nippon Yusen Kabushiki Kaisha	2,808,500	11,512,213
Nomura Holdings, Inc.	1,218,100	5,860,242
NSK Ltd.	2,780,600	18,864,503
NTT Data Corp.	3,020	9,546,673
Panasonic Corp.	538,400	7,312,165
Sumitomo Heavy Industries Ltd.	1,712,000	8,835,411
Sumitomo Mitsui Financial Group, Inc.	297,300	8,663,883
T&D Holdings, Inc.	413,200	8,624,454
Tokio Marine Holdings, Inc.	308,400	8,318,343
Zeon Corp.	2,388,100	19,827,672

		274,933,391

Malaysia — 1.3%
AMMB Holdings Bhd	4,867,800	9,348,876
CIMB Group Holdings Bhd	5,549,400	14,676,843

		24,025,719

Mexico — 1.1%
Fomento Economico Mexicano SAB de CV - ADR	203,200	10,308,336
Grupo Mexico SA - Series B	3,666,400	10,567,160

		20,875,496

Netherlands — 3.8%
Aegon NV (a)	1,117,700	6,709,642
Corio NV	31,139	2,129,770
ING Groep NV - Preference Shares (a)	541,000	5,610,518
Koninklijke KPN NV	532,800	8,255,082
Royal Dutch Shell Plc - A Shares	1,363,400	41,266,763
VimpelCom Ltd. - ADR (a)	452,000	6,712,200
Wereldhave NV	14,600	1,416,917

		72,100,892

Norway — 1.2%
Yara International ASA	523,300	23,783,270

Philippines — 0.3%
Philippine Long Distance Telephone Co. - ADR (b)	106,800	6,393,048

Singapore — 1.4%
CapitaLand Ltd.	1,670,300	5,154,676
Singapore Telecommunications Ltd.	3,614,700	8,626,786
Straits Asia Resources Ltd.	7,498,900	12,548,184

		26,329,646

South Africa — 1.4%
AngloGold Ashanti Ltd. - ADR	228,900	10,584,336
MTN Group Ltd.	428,800	7,744,293
Naspers Ltd. - N Shares	182,400	8,900,708

		27,229,337

South Korea — 1.1%
Korea Electric Power Corp. (a)	450,300	11,595,645
Samsung Electronics Co. Ltd.	13,600	9,261,727

		20,857,372

Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	661,900	8,956,933
Banco Santander SA	1,270,500	16,125,545
Inditex SA	93,400	7,424,927
Telefonica SA	535,700	13,296,693

		45,804,098

Sweden — 1.1%
Nordea Bank AB	840,500	8,781,801
Svenska Cellulosa AB - B Shares	815,300	12,425,615

		21,207,416

Switzerland — 6.6%
Alcon, Inc.	44,200	7,372,118
Credit Suisse Group AG	172,000	7,327,760
GAM Holding Ltd. (a)	155,500	2,362,242
Givaudan SA - Registered Shares	9,800	10,028,947
Julius Baer Group Ltd.	288,500	10,509,413
Nestle SA	440,700	23,492,589
Novartis AG	256,700	14,775,124
Roche Holding AG	67,200	9,181,674
Swiss Reinsurance Co. Ltd.	149,100	6,540,398
Tyco Electronics Ltd.	251,900	7,360,518
UBS AG (a)	400,600	6,820,510
Xstrata Plc	749,070	14,348,616
Zurich Financial Services AG	24,000	5,626,320

		125,746,229

Taiwan — 2.4%
AU Optronics Corp. - ADR (a)(b)	870,758	9,108,129
Chunghwa Telecom Co. Ltd. - ADR	387,709	8,692,436
Hon Hai Precision Industry Co. Ltd.	2,592,984	9,724,709
Mega Financial Holding Co. Ltd.	8,291,300	5,568,292
Siliconware Precision Industries Co. - ADR	1,160,400	6,300,972
Taishin Financial Holdings Co. Ltd. (a)	7	3
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	749,600	7,600,944

		46,995,485

Thailand — 0.9%
Bangkok Bank Public Co. Ltd.	1,125,700	5,533,732
Banpu Public Co. Ltd.	508,800	11,707,107

		17,240,839

United Kingdom — 14.5%
Aegis Group Plc	3,598,100	6,991,276
Anglo American Plc	383,479	15,221,879
Antofagasta Plc	967,300	18,803,798
ARM Holdings Plc	1,719,900	10,699,440

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	25

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United Kingdom (concluded)
Barclays Plc	2,273,300	$10,685,132
British Airways Plc (a)	3,491,700	13,330,410
Britvic Plc	1,560,400	11,885,081
Cairn Energy Plc (a)	1,041,300	7,431,115
Firstgroup Plc	2,152,800	12,277,686
GKN Plc	4,042,600	10,769,673
GlaxoSmithKline Plc	284,800	5,617,629
HSBC Holdings Plc	2,050,999	20,747,757
Imperial Tobacco Group Plc	627,700	18,724,659
Inchcape Plc (a)	1,619,120	7,939,375
InterContinental Hotels Group Plc	515,504	9,204,852
Kazakhmys Plc	813,984	18,569,159
National Grid Plc	1,437,200	12,190,642
Next Plc	194,200	6,769,912
Royal Bank of Scotland Group Plc (a)	9,714,600	7,205,799
Tesco Plc	1,817,400	12,123,112
Tullow Oil Plc	570,100	11,412,267
Unilever Plc	387,500	11,215,505
Vodafone Group Plc	3,437,400	8,481,263
Vodafone Group Plc-ADR	350,800	8,703,348

		277,000,769

United States — 1.6%
The Mosaic Co.	380,600	22,364,056
NII Holdings, Inc. (a)	180,700	7,426,770

		29,790,826

Total Common Stocks — 96.3%		1,844,713,336

Warrants	Shares	Value
Italy — 0.0%
Unione di Banche Italiane ScpA (Issued/Exercisable 5/21/09, 1 Share for 20 Warrants, Expires 6/30/11, Strike Price EUR 12.30) (a)	261,800	3,248

Total Warrants — 0.0%		3,248

Total Long-Term Investments (Cost — $1,636,978,374) — 96.3%		1,844,716,584

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	2,486,655	2,486,655

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36% (c)(d)(e)	$17,220	17,219,600

Total Short-Term Securities (Cost — $19,706,255) — 1.0%		19,706,255

Total Investments (Cost — $1,656,684,629*) — 97.3%		1,864,422,839
Other Assets Less Liabilities — 2.7%		52,181,869

Net Assets — 100.0%		$1,916,604,708

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,666,969,878

Gross unrealized appreciation	$242,895,516
Gross unrealized depreciation	(45,442,555)

Net unrealized appreciation	$197,452,961

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	46,629,861	(44,143,206)	2,486,655	$248	$122,064
BlackRock Liquidity Series, LLC Money Market Series	$28,573,500	$(11,353,900)	$17,219,600	—	$61,990

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	30,091,764	USD	17,761,636	RBC Capital Markets Corp.	10/04/10	$23,094
BRL	31,058,780	USD	17,582,100	Goldman Sachs & Co.	10/04/10	774,153
USD	17,582,100	BRL	30,091,764	Goldman Sachs & Co.	10/04/10	(202,631)
USD	18,332,416	BRL	31,058,780	Citibank, N.A.	10/04/10	(23,836)
USD	7,255,327	CAD	7,472,000	Citibank, N.A.	10/04/10	(6,798)
USD	12,151,000	EUR	16,552,092	Citibank, N.A.	10/04/10	(12,785)
USD	17,349,486	GBP	11,045,000	Morgan Stanley Capital Services, Inc.	10/04/10	(1,038)
USD	13,095,085	HKD	101,610,000	Deutsche Bank AG	10/05/10	(928)
AUD	62,742,000	USD	54,281,116	Citibank, N.A.	10/20/10	6,211,188
CAD	9,221,000	USD	8,968,597	Morgan Stanley Capital Services, Inc.	10/20/10	(10,632)
CAD	1,711,000	USD	1,670,949	Morgan Stanley Capital Services, Inc.	10/20/10	(8,756)
CAD	6,426,000	USD	6,237,606	Deutsche Bank AG	10/20/10	5,088
CAD	7,472,000	USD	7,252,883	Citibank, N.A.	10/20/10	5,973
CAD	7,651,000	USD	7,426,526	Citibank, N.A.	10/20/10	6,224
CAD	13,286,000	USD	12,879,048	Citibank, N.A.	10/20/10	27,960
CAD	19,070,000	USD	18,095,726	Citibank, N.A.	10/20/10	430,289
CHF	3,035,000	USD	2,967,414	Deutsche Bank AG	10/20/10	121,758
CHF	4,045,800	USD	3,893,037	Royal Bank of Scotland Plc	10/20/10	224,976
CHF	4,284,000	USD	4,061,418	Deutsche Bank AG	10/20/10	299,047
CHF	6,247,200	USD	5,965,343	Royal Bank of Scotland Plc	10/20/10	393,363
CHF	7,734,000	USD	7,437,525	Deutsche Bank AG	10/20/10	434,519
EUR	12,151,000	USD	16,550,331	Citibank, N.A.	10/20/10	12,153
EUR	1,508,000	USD	1,909,113	Citibank, N.A.	10/20/10	146,374
EUR	3,992,000	USD	5,148,510	Deutsche Bank AG	10/20/10	292,806
EUR	4,276,000	USD	5,494,130	Morgan Stanley Capital Services, Inc.	10/20/10	334,294
EUR	7,206,000	USD	9,152,967	Citibank, N.A.	10/20/10	669,209
EUR	12,369,000	USD	15,741,989	Morgan Stanley Capital Services, Inc.	10/20/10	1,117,641
GBP	11,045,000	USD	17,347,487	Morgan Stanley Capital Services, Inc.	10/20/10	590
GBP	5,142,200	USD	8,043,753	UBS AG	10/20/10	32,958
GBP	903,000	USD	1,381,877	Morgan Stanley Capital Services, Inc.	10/20/10	36,440
GBP	5,899,400	USD	9,228,148	UBS AG	10/20/10	37,877
GBP	8,558,000	USD	13,020,997	Citibank, N.A.	10/20/10	420,817
HKD	101,610,000	USD	13,096,118	Deutsche Bank AG	10/20/10	964
HKD	295,514,000	USD	38,042,413	Royal Bank of Scotland Plc	10/20/10	48,041
JPY	24,205,000	USD	282,157	Deutsche Bank AG	10/20/10	7,844
JPY	64,995,200	USD	762,241	Royal Bank of Scotland Plc	10/20/10	16,468
JPY	247,136,000	USD	2,936,753	Deutsche Bank AG	10/20/10	24,189
JPY	665,181,000	USD	7,887,628	Citibank, N.A.	10/20/10	81,920
JPY	718,460,000	USD	8,486,005	Deutsche Bank AG	10/20/10	121,880
JPY	494,046,000	USD	5,683,321	Royal Bank of Scotland Plc	10/20/10	235,855
MXN	157,247,000	USD	12,222,605	Deutsche Bank AG	10/20/10	236,239
NOK	56,534,000	USD	8,984,114	Deutsche Bank AG	10/20/10	618,206
NZD	2,922,000	USD	2,057,634	Deutsche Bank AG	10/20/10	82,734
PLN	109,987,000	USD	34,419,318	Deutsche Bank AG	10/20/10	3,360,111
SEK	136,959,000	USD	18,622,666	Citibank, N.A.	10/20/10	1,685,809
SGD	3,838,000	USD	2,879,179	Deutsche Bank AG	10/20/10	38,935
SGD	5,848,000	USD	4,369,364	UBS AG	10/20/10	76,996
SGD	42,271,000	USD	30,733,605	Morgan Stanley Capital Services, Inc.	10/20/10	1,405,940
USD	9,046,116	AUD	10,150,000	Deutsche Bank AG	10/20/10	(739,942)
USD	25,199,468	CAD	26,530,000	Citibank, N.A.	10/20/10	(573,745)
USD	32,451,736	CAD	33,858,000	Citibank, N.A.	10/20/10	(440,441)
USD	8,997,958	CAD	9,345,000	Deutsche Bank AG	10/20/10	(80,470)
USD	3,169,005	CAD	3,283,000	Citibank, N.A.	10/20/10	(20,346)
USD	10,861,148	CHF	11,291,000	Citibank, N.A.	10/20/10	(631,385)
USD	6,542,401	CHF	6,851,000	Citibank, N.A.	10/20/10	(430,882)
USD	2,588,816	CHF	2,700,000	UBS AG	10/20/10	(159,377)
USD	1,242,925	CHF	1,275,000	Citibank, N.A.	10/20/10	(54,832)
USD	8,117,046	DKK	46,890,000	Citibank, N.A.	10/20/10	(459,425)
USD	4,748,652	DKK	27,536,500	Royal Bank of Scotland Plc	10/20/10	(287,945)
USD	2,793,174	DKK	16,155,000	Royal Bank of Scotland Plc	10/20/10	(161,676)
USD	51,602,439	EUR	39,884,000	Royal Bank of Scotland Plc	10/20/10	(2,761,655)
USD	6,357,313	EUR	4,957,000	Citibank, N.A.	10/20/10	(399,352)
USD	4,014,228	EUR	3,144,000	UBS AG	10/20/10	(271,218)
USD	3,954,433	EUR	3,086,500	UBS AG	10/20/10	(252,637)
USD	2,490,120	EUR	1,933,000	Citibank, N.A.	10/20/10	(144,666)
USD	2,172,247	EUR	1,686,000	UBS AG	10/20/10	(125,864)
USD	21,631,189	GBP	14,282,000	Deutsche Bank AG	10/20/10	(801,154)
USD	18,003,628	GBP	11,575,000	UBS AG	10/20/10	(176,905)
USD	5,296,909	GBP	3,403,000	UBS AG	10/20/10	(48,089)
USD	2,998,121	GBP	1,919,000	Morgan Stanley Capital Services, Inc.	10/20/10	(15,999)
USD	1,771,794	GBP	1,138,000	Morgan Stanley Capital Services, Inc.	10/20/10	(15,631)
USD	6,732,915	GBP	4,289,000	Citibank, N.A.	10/20/10	(3,699)
USD	9,011,181	HKD	69,923,000	Citibank, N.A.	10/20/10	(1,586)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	27

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,505,009	HKD	27,204,000	Morgan Stanley Capital Services, Inc.	10/20/10	$(1,467)
USD	2,959,928	HKD	22,975,000	Citibank, N.A.	10/20/10	(1,448)
USD	4,638,837	HKD	35,997,000	Citibank, N.A.	10/20/10	(1,018)
USD	6,934,853	JPY	595,414,000	Citibank, N.A.	10/20/10	(198,815)
USD	3,920,000	JPY	327,957,000	Citibank, N.A.	10/20/10	(9,260)
USD	6,970,106	NOK	43,240,000	Deutsche Bank AG	10/20/10	(374,223)
USD	8,790,309	NOK	53,870,000	UBS AG	10/20/10	(359,529)
USD	6,386,403	NOK	39,424,000	Deutsche Bank AG	10/20/10	(309,777)
ZAR	126,223,000	USD	16,385,894	Morgan Stanley Capital Services, Inc.	10/20/10	1,663,798
BRL	30,261,871	USD	17,582,100	RBC Capital Markets Corp.	11/03/10	173,079

Total						$11,355,937

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	—	$23,283,458	—	$23,283,458
Austria	—	5,573,373	—	5,573,373
Belgium	—	12,456,759	—	12,456,759
Brazil	$57,551,085	—	—	57,551,085
Canada	201,688,888	—	—	201,688,888
China	—	38,888,734	—	38,888,734
Denmark	—	35,013,066	—	35,013,066
Finland	—	10,405,723	—	10,405,723
France	—	56,787,092	—	56,787,092
Germany	12,026,709	154,392,010	—	166,418,719
Gibralter	—	7,061,558	—	7,061,558
Hong Kong	14,989,791	53,553,401	—	68,543,192
India	—	29,308,417	—	29,308,417
Indonesia	—	20,201,385	—	20,201,385
Ireland	7,752,651	11,146,248	—	18,898,899
Italy	—	32,319,155	—	32,319,155
Japan	—	274,933,391	—	274,933,391
Malaysia	—	24,025,719	—	24,025,719
Mexico	20,875,496	—	—	20,875,496
Netherlands	6,712,200	65,388,692	—	72,100,892
Norway	—	23,783,270	—	23,783,270
Philippines	6,393,048	—	—	6,393,048
Singapore	—	26,329,646	—	26,329,646
South Africa	10,584,336	16,645,001	—	27,229,337
South Korea	—	20,857,372	—	20,857,372
Spain	—	45,804,098	—	45,804,098
Sweden	—	21,207,416	—	21,207,416
Switzerland	14,732,636	111,013,593	—	125,746,229
Taiwan	31,702,481	15,293,004	—	46,995,485
Thailand	—	17,240,839	—	17,240,839
United Kingdom	8,703,348	268,297,421	—	277,000,769
United States	29,790,826	—	—	29,790,826
Warrants	3,248	—	—	3,248
Short-Term Securities	2,486,655	17,219,600	—	19,706,255

Total	$425,993,398	$1,438,429,441	—	$1,864,422,839

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$21,937,799	—	$21,937,799
Liabilities:
Foreign currency exchange contracts	—	(10,581,862)	—	(10,581,862)

Total	—	$11,355,937	—	$11,355,937

1	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Biotechnology — 1.0%
Biogen Idec, Inc. (a)	16,900	$948,428
Genzyme Corp. (a)	11,500	814,085

		1,762,513

Building Products — 0.4%
Asahi Glass Co. Ltd.	66,300	676,170

Communications Equipment — 11.9%
Acme Packet, Inc. (a)	24,000	910,560
Anaren, Inc. (a)	18,900	317,331
Cisco Systems, Inc. (a)	181,100	3,966,090
F5 Networks, Inc. (a)	37,000	3,840,970
JDS Uniphase Corp. (a)	68,800	852,432
Juniper Networks, Inc. (a)	59,000	1,790,650
Motorola, Inc. (a)	118,600	1,011,658
Nokia Oyj - ADR	69,500	697,085
Polycom, Inc. (a)	43,600	1,189,408
QUALCOMM, Inc.	90,300	4,074,336
RADWARE Ltd. (a)	24,200	831,512
Research In Motion Ltd. (a)	12,800	623,232
Tellabs, Inc.	70,100	522,245

		20,627,509

Computers & Peripherals — 15.7%
Apple, Inc. (a)	50,700	14,386,125
Compellent Technologies, Inc. (a)	33,800	614,484
Dell, Inc. (a)	53,800	697,248
EMC Corp. (a)	184,400	3,745,164
Hewlett-Packard Co.	63,700	2,679,859
NetApp, Inc. (a)	50,600	2,519,374
QLogic Corp. (a)	29,700	523,908
SanDisk Corp. (a)	15,500	568,075
Teradata Corp. (a)	39,000	1,503,840

		27,238,077

Diversified Telecommunication Services — 0.8%
AT&T Inc.	52,100	1,490,060

Electrical Equipment — 0.2%
Nidec Corp.	3,900	346,808

Electronic Equipment, Instruments & Components — 5.1%
Agilent Technologies, Inc. (a)	39,500	1,318,115
Amphenol Corp. - Class A	30,700	1,503,686
Arrow Electronics, Inc. (a)	22,300	596,079
AU Optronics Corp. - ADR (a)	99,756	1,043,448
Corning, Inc.	86,400	1,579,392
Fabrinet (a)	19,600	310,072
Hitachi Ltd.	201,600	882,422
Hollysys Automation Technologies Ltd. (a)	41,700	466,623
TTM Technologies, Inc. (a)	52,500	513,975
Vishay Intertechnology, Inc. (a)	62,500	605,000

		8,818,812

Health Care Equipment & Supplies — 1.5%
Alcon, Inc.	8,900	1,484,431
St. Jude Medical, Inc. (a)	30,100	1,184,134

		2,668,565

Household Durables — 0.4%
Panasonic Corp.	52,500	713,018

Internet & Catalog Retail — 1.9%
Amazon.com, Inc. (a)	13,500	2,120,310
priceline.com, Inc. (a)	3,200	1,114,688

		3,234,998

Internet Software & Services — 8.7%
Art Technology Group, Inc. (a)	93,800	387,394
Baidu, Inc. - ADR (a)	12,200	1,251,964
eBay, Inc. (a)	104,700	2,554,680
Google, Inc. - Class A (a)	9,600	5,047,584
Open Text Corp. (a)	27,900	1,312,416
Rackspace Hosting, Inc. (a)	25,500	662,490
SouFun Holdings Ltd. - ADR (a)	2,200	143,396
VeriSign, Inc. (a)	47,900	1,520,346
Yahoo!, Inc. (a)	153,000	2,168,010

		15,048,280

IT Services — 8.0%
Accenture Plc - Class A	22,100	939,029
Amdocs Ltd. (a)	24,400	699,304
Automatic Data Processing, Inc.	32,400	1,361,772
Camelot Information Systems, Inc. - ADS (a)	35,800	629,006
Cognizant Technology Solutions Corp. - Class A (a)	42,600	2,746,422
Convergys Corp. (a)	76,100	795,245
International Business Machines Corp.	43,300	5,808,262
The Western Union Co.	52,800	932,976

		13,912,016

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc. (a)	18,500	885,780

Office Electronics — 1.3%
Konica Minolta Holdings, Inc.	87,100	853,717
Xerox Corp.	135,600	1,403,460

		2,257,177

Pharmaceuticals — 1.4%
Bristol-Myers Squibb Co.	33,500	908,185
Novartis AG	25,400	1,461,972

		2,370,157

Semiconductors & Semiconductor Equipment — 17.6%
Altera Corp.	54,000	1,628,640
Applied Materials, Inc.	141,000	1,646,880
Applied Micro Circuits Corp. (a)	60,000	600,000
ARM Holdings Plc	171,000	1,063,785
ASM Pacific Technology Ltd.	40,500	360,900
Atheros Communications, Inc. (a)	21,600	569,160
Avago Technologies Ltd. (a)	26,200	589,762
Broadcom Corp. - Class A	49,400	1,748,266
Cavium Networks, Inc. (a)	27,300	785,148
Hynix Semiconductor, Inc. (a)	45,100	874,792
Intel Corp.	214,100	4,117,143
KLA-Tencor Corp.	30,400	1,070,992
Lam Research Corp. (a)	39,400	1,648,890
Marvell Technology Group Ltd. (a)	132,000	2,311,320
MEMC Electronic Materials, Inc. (a)	80,800	963,136
Micron Technology, Inc. (a)(b)	92,600	667,646
NetLogic Microsystems, Inc. (a)	21,300	587,454
Novellus Systems, Inc. (a)	59,500	1,581,510
PMC-Sierra, Inc. (a)	101,200	744,832
Samsung Electronics Co. Ltd.	1,400	953,413
Shinko Electric Industries Co. Ltd.	64,300	712,522
Siliconware Precision Industries Co. - ADR	111,600	605,988
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	66,900	678,366
Teradyne, Inc. (a)	60,600	675,084
Texas Instruments, Inc.	103,500	2,808,990

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	29

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Xilinx, Inc.	22,300	$593,403

		30,588,022

Software — 20.0%
ACI Worldwide, Inc. (a)	20,600	461,234
Adobe Systems, Inc. (a)	42,600	1,113,990
ArcSight, Inc. (a)	7,400	322,344
Ariba, Inc. (a)	74,000	1,398,600
AsiaInfo Holdings, Inc. (a)	56,100	1,106,853
Autodesk, Inc. (a)	23,700	757,689
BMC Software, Inc. (a)	47,500	1,922,800
CA, Inc.	55,600	1,174,272
Check Point Software Technologies (a)	23,400	864,162
ChinaCache International Holdings Ltd. - ADR	9,400	130,660
Citrix Systems, Inc. (a)	43,000	2,934,320
Compuware Corp. (a)	114,600	977,538
Fortinet, Inc. (a)	25,100	627,500
Intuit, Inc. (a)	37,000	1,620,970
McAfee, Inc. (a)	23,400	1,105,884
Microsoft Corp.	202,600	4,961,674
Oracle Corp.	144,200	3,871,770
Progress Software Corp. (a)	40,700	1,347,170
QLIK Technologies, Inc. (a)	14,500	319,725
Red Hat, Inc. (a)	58,100	2,382,100
SAP AG - ADR	25,700	1,267,267
Sourcefire, Inc. (a)	12,500	360,500
Symantec Corp. (a)	60,100	911,717
Taleo Corp. - Class A (a)	39,000	1,130,610
VMware, Inc. - Class A (a)	19,700	1,673,318

		34,744,667

Wireless Telecommunication Services — 1.7%
American Tower Corp. - Class A (a)	34,300	1,758,218
VimpelCom Ltd. - ADR (a)	81,900	1,216,215

		2,974,433

Total Long-Term Investments (Cost — $156,479,484) — 98.1%		170,357,062

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	4,024,280	4,024,280

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36% (c)(d)(e)	$353	353,250

Total Short-Term Securities (Cost — $4,377,530) — 2.5%		4,377,530

Total Investments (Cost — $160,857,014*) — 100.6%		174,734,592
Liabilities in Excess of Other Assets — (0.6)%		(960,083)

Net Assets — 100.0%		$173,774,509

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$165,576,245

Gross unrealized appreciation	$13,186,535
Gross unrealized depreciation	(4,028,188)

Net unrealized appreciation	$9,158,347

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,712,245	(687,965)	4,024,280	$18	$9,289
BlackRock Liquidity Series, LLC Money Market Series	$1,019,600	$(666,350)	$353,250	—	$3,857

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 22,395,000	USD	261,058	Deutsche Bank AG	10/20/10	$7,258
JPY 60,635,000	USD	716,183	Deutsche Bank AG	10/20/10	10,286
USD 1,303,415	CHF	1,355,000	Citibank, N.A.	10/20/10	(75,771)
USD 565,602	GBP	368,000	Morgan Stanley Capital Services, Inc.	10/20/10	(12,406)
USD 36,996	GBP	24,000	Citibank, N.A.	10/20/10	(700)
USD 8,505	HKD	66,000	Morgan Stanley Capital Services, Inc.	10/20/10	(2)
USD 4,649,273	JPY	406,319,000	UBS AG	10/20/10	(218,844)
USD 148,299	JPY	12,925,000	Royal Bank of Scotland Plc	10/20/10	(6,555)

Total					$(296,734)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,762,513	—	—	$1,762,513
Building Products	—	$676,170	—	676,170
Communications Equipment	20,627,509	—	—	20,627,509
Computers & Peripherals	27,238,077	—	—	27,238,077
Diversified Telecommunication Services	1,490,060	—	—	1,490,060
Electrical Equipment	—	346,808	—	346,808
Electronic Equipment, Instruments & Components	7,936,390	882,422	—	8,818,812
Health Care Equipment & Supplies	2,668,565	—	—	2,668,565
Household Durables	—	713,018	—	713,018
Internet & Catalog Retail	3,234,998	—	—	3,234,998
Internet Software & Services	15,048,280	—	—	15,048,280
IT Services	13,912,016	—	—	13,912,016
Life Sciences Tools & Services	885,780	—	—	885,780
Office Electronics	1,403,460	853,717	—	2,257,177
Pharmaceuticals	908,185	1,461,972	—	2,370,157
Semiconductors & Semiconductor Equipment	26,622,610	3,965,412	—	30,588,022
Software	34,744,667	—	—	34,744,667
Wireless Telecommunication Services	2,974,433	—	—	2,974,433
Short-Term Securities	4,024,280	353,250	—	4,377,530

Total	$165,481,823	$9,252,769	—	$174,734,592

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$17,544	—	$17,544
Liabilities:
Foreign currency exchange contracts	—	(314,278)	—	(314,278)

Total	—	$(296,734)	—	$(296,734)

1	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	31

Schedule of Investments September 30, 2010	BlackRock U.S. Opportunities Portfolio
(Percentage shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.8%
Goodrich Corp.	431,300	$31,799,749
Rockwell Collins, Inc. (a)	490,100	28,548,325

		60,348,074

Air Freight & Logistics — 0.5%
UTi Worldwide, Inc.	1,073,100	17,255,448

Airlines — 1.1%
AMR Corp. (a)(b)	3,398,500	21,308,595
Continental Airlines, Inc. - Class B (a)	660,800	16,414,272

		37,722,867

Auto Components — 1.6%
Cooper Tire & Rubber Co.	518,087	10,170,048
The Goodyear Tire & Rubber Co. (b)	1,418,400	15,247,800
Lear Corp. (b)	180,600	14,254,758
Tenneco, Inc. (b)	453,300	13,132,101

		52,804,707

Beverages — 1.2%
Coca-Cola Enterprises, Inc.	586,800	18,190,800
Constellation Brands, Inc. - Class A (b)	1,261,800	22,321,242

		40,512,042

Biotechnology — 0.3%
Vertex Pharmaceuticals, Inc. (b)	333,900	11,542,923

Capital Markets — 1.6%
Ameriprise Financial, Inc.	411,200	19,462,096
TD Ameritrade Holding Corp. (b)	826,600	13,349,590
Waddell & Reed Financial, Inc. - Class A	699,900	19,149,264

		51,960,950

Chemicals — 4.1%
Celanese Corp. - Series A	758,000	24,331,800
CF Industries Holdings, Inc.	418,900	40,004,950
Eastman Chemical Co.	345,700	25,581,800
The Lubrizol Corp.	428,200	45,376,354

		135,294,904

Commercial Banks — 2.9%
Comerica, Inc.	776,500	28,846,975
Fifth Third Bancorp	1,661,000	19,981,830
Iberiabank Corp. (a)	276,500	13,819,470
KeyCorp	2,391,100	19,033,156
SunTrust Banks, Inc.	641,900	16,580,277

		98,261,708

Commercial Services & Supplies — 0.8%
The GEO Group, Inc. (b)	1,129,900	26,383,165

Communications Equipment — 1.7%
F5 Networks, Inc. (b)	199,500	20,710,095
Juniper Networks, Inc. (b)	467,400	14,185,590
Tekelec (b)	790,800	10,248,768
Tellabs, Inc.	1,359,600	10,129,020

		55,273,473

Computers & Peripherals — 0.6%
Lexmark International, Inc. - Class A (b)	468,900	20,922,318

Construction & Engineering — 0.7%
Foster Wheeler AG (b)	1,011,600	24,743,736

Containers & Packaging — 1.3%
Crown Holdings, Inc. (b)	752,700	21,572,382
Rock-Tenn Co. - Class A	407,600	20,302,556

		41,874,938
Electric Utilities — 3.8%
DPL, Inc.	810,500	21,178,365
Edison International	822,400	28,282,336
FirstEnergy Corp. (a)	532,600	20,526,404
Northeast Utilities	673,000	19,900,610
NV Energy, Inc.	1,610,800	21,182,020
PPL Corp.	593,500	16,161,005

		127,230,740

Electrical Equipment — 0.7%
AMETEK, Inc.	477,400	22,805,398

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp. - Class A	618,500	30,294,130
Avnet, Inc. (b)	293,900	7,938,239
Jabil Circuit, Inc.	1,076,200	15,508,042
Plexus Corp. (b)	412,000	12,092,200
Vishay Intertechnology, Inc. (b)	1,286,200	12,450,416

		78,283,027

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club, Inc. (b)	439,400	18,235,100
SUPERVALU, Inc.	954,300	11,003,079

		29,238,179

Food Products — 3.0%
Bunge Ltd. (a)	258,700	15,304,692
ConAgra Foods, Inc.	675,800	14,827,052
The J.M. Smucker Co.	278,700	16,869,711
McCormick & Co., Inc.	460,700	19,367,828
Mead Johnson Nutrition Co.	267,300	15,212,043
Smithfield Foods, Inc. (b)	1,004,600	16,907,418

		98,488,744

Health Care Equipment & Supplies — 2.4%
Alere, Inc. (b)	167,800	5,190,054
CareFusion Corp. (b)	472,500	11,736,900
The Cooper Cos., Inc.	306,500	14,166,430
Gen-Probe, Inc. (b)	399,744	19,371,594
Hologic, Inc. (b)	1,177,700	18,854,977
St. Jude Medical, Inc. (b)	174,600	6,868,764
Varian Medical Systems, Inc. (b)	40,500	2,450,250

		78,638,969

Health Care Providers & Services — 2.0%
Aetna, Inc.	170,600	5,392,666
AmerisourceBergen Corp.	287,400	8,811,684
CIGNA Corp.	148,100	5,299,018
Community Health Systems, Inc. (b)	413,400	12,802,998
DaVita, Inc. (b)	278,300	19,211,049
MEDNAX, Inc. (b)	62,400	3,325,920
Quest Diagnostics, Inc.	102,000	5,147,940
Tenet Healthcare Corp. (b)	1,256,500	5,930,680

		65,921,955

Health Care Technology — 0.3%
Allscripts-Misys Healthcare Solutions, Inc. (b)	531,500	9,816,805

Hotels, Restaurants & Leisure — 1.8%
Darden Restaurants, Inc.	313,700	13,420,086
Penn National Gaming, Inc. (b)	654,100	19,367,901

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Hotels, Restaurants & Leisure (concluded)
Starwood Hotels & Resorts Worldwide, Inc.	539,200	$28,334,960

		61,122,947

Household Durables — 2.2%
Fortune Brands, Inc.	270,400	13,311,792
Jarden Corp.	562,800	17,519,964
Stanley Black & Decker, Inc.	314,540	19,275,011
Toll Brothers, Inc. (b)	671,200	12,766,224
Whirlpool Corp. (a)	137,900	11,164,384

		74,037,375

Household Products — 0.5%
Church & Dwight Co., Inc.	257,600	16,728,544

Insurance — 3.5%
ACE Ltd.	162,000	9,436,500
The Allstate Corp.	474,900	14,983,095
AON Corp.	352,800	13,798,008
Brown & Brown, Inc.	936,200	18,901,878
CNO Financial Group, Inc. (b)	1,251,400	6,932,756
The Hanover Insurance Group, Inc.	305,500	14,358,500
Lincoln National Corp.	241,300	5,771,896
Transatlantic Holdings, Inc.	352,600	17,919,132
XL Group Plc	659,200	14,278,272

		116,380,037

Internet & Catalog Retail — 0.5% priceline.com, Inc. (b)	51,600	17,974,344

Internet Software & Services — 0.1%
QuinStreet, Inc. (b)	299,900	4,507,497

IT Services — 1.8%
Convergys Corp. (b)	1,065,900	11,138,655
Fidelity National Information Services, Inc.	763,600	20,716,468
Global Payments, Inc.	468,600	20,098,254
SAIC, Inc. (b)	490,622	7,840,140

		59,793,517

Life Sciences Tools & Services — 0.6%
Covance, Inc. (b)	133,600	6,251,144
Life Technologies Corp. (b)	71,100	3,319,659
Thermo Fisher Scientific, Inc. (b)	203,500	9,743,580

		19,314,383

Machinery — 4.8%
ArvinMeritor, Inc. (a)(b)	853,100	13,257,174
Bucyrus International, Inc.	348,200	24,147,670
Cummins, Inc.	315,300	28,559,874
Flowserve Corp.	312,300	34,171,866
Navistar International Corp. (b)	636,200	27,763,768
Snap-On, Inc.	697,400	32,436,074

		160,336,426

Media — 2.9%
DISH Network Corp. - Class A	885,400	16,964,264
DreamWorks Animation SKG, Inc. - Class A (b)	424,400	13,542,604
The Interpublic Group of Cos., Inc. (b)	2,511,800	25,193,354
Liberty Global, Inc. - Class A (a)(b)	654,100	20,152,821
Scripps Networks Interactive, Inc. - Class A	424,800	20,211,984

		96,065,027

Metals & Mining — 1.3%
Molycorp, Inc. (b)	798,600	22,592,394
Stillwater Mining Co. (b)	1,285,500	21,647,820

		44,240,214

Multiline Retail — 1.7%
Dollar Tree, Inc. (b)	397,850	19,399,166
Macy’s, Inc.	574,900	13,274,441
Nordstrom, Inc.	320,900	11,937,480
Saks, Inc. (a)(b)	1,398,800	12,029,680

		56,640,767

Multi-Utilities — 2.9%
Alliant Energy Corp.	674,400	24,514,440
CMS Energy Corp. (a)	1,442,500	25,993,850
SCANA Corp. (a)	615,300	24,808,896
Wisconsin Energy Corp.	350,400	20,253,120

		95,570,306

Office Electronics — 0.8%
Xerox Corp.	2,510,700	25,985,745

Oil, Gas & Consumable Fuels — 9.0%
Arch Coal, Inc.	1,428,300	38,149,893
Boardwalk Pipeline Partners LP	862,600	28,163,890
Brigham Exploration Co. (b)	1,336,800	25,065,000
Cloud Peak Energy, Inc. (b)	1,181,718	21,566,353
Concho Resources, Inc. (b)	270,300	17,885,751
Continental Resources, Inc. (b)	484,300	22,452,148
Denbury Resources, Inc. (b)	855,500	13,593,895
Energy Transfer Partners LP	423,900	20,465,892
Peabody Energy Corp.	658,300	32,263,283
Pioneer Natural Resources Co.	317,200	20,627,516
Plains All American Pipeline LP	442,000	27,806,220
Targa Resources Partners LP	530,074	14,725,456
Whiting Petroleum Corp. (b)	137,100	13,094,421
Williams Partners LP	146,300	6,203,120

		302,062,838

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp. (b)	1,083,757	8,204,041

Personal Products — 0.5%
Avon Products, Inc.	549,300	17,638,023

Pharmaceuticals — 0.2%
Mylan, Inc. (b)	285,300	5,366,493

Real Estate Investment Trusts (REITs) — 5.5%
Equity Residential	210,000	9,989,700
Essex Property Trust, Inc.	131,000	14,336,640
Federal Realty Investment Trust	272,700	22,268,682
Health Care REIT, Inc.	306,100	14,490,774
Hospitality Properties Trust	996,800	22,258,544
Mack-Cali Realty Corp.	760,800	24,885,768
Rayonier, Inc.	487,100	24,413,452
SL Green Realty Corp. (a)	196,700	12,457,011
Taubman Centers, Inc. (a)	530,700	23,674,527
Washington REIT (a)	497,500	15,785,675

		184,560,773

Real Estate Management & Development — 0.7%
CB Richard Ellis Group, Inc. - Class A (b)	1,278,400	23,369,152

Road & Rail — 1.7%
Avis Budget Group, Inc. (a)(b)	1,830,700	21,327,655

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	33

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Road & Rail (concluded)
Hertz Global Holdings, Inc.(b)	992,300	$10,508,457
Ryder System, Inc.	566,600	24,233,482

		56,069,594

Semiconductors & Semiconductor Equipment — 3.8%
Avago Technologies Ltd.(b)	512,600	11,538,626
International Rectifier Corp.(b)	492,100	10,378,389
Intersil Corp. - Class A	1,331,300	15,562,897
Lam Research Corp.(b)	361,500	15,128,775
Marvell Technology Group Ltd.(b)	839,300	14,696,143
NetLogic Microsystems, Inc.(a)(b)	419,600	11,572,568
Novellus Systems, Inc.(a)(b)	795,900	21,155,022
PMC-Sierra, Inc.(b)	1,818,000	13,380,480
Teradyne, Inc.(a)(b)	1,099,000	12,242,860

		125,655,760

Software — 5.3%
Advent Software, Inc.(a)(b)	258,700	13,501,553
Ariba, Inc.(b)	1,108,300	20,946,870
Autodesk, Inc.(b)	470,800	15,051,476
BMC Software, Inc.(b)	261,800	10,597,664
Citrix Systems, Inc.(b)	484,000	33,028,160
Red Hat, Inc.(b)	575,000	23,575,000
Rovi Corp.(b)	372,000	18,752,520
Solera Holdings, Inc.	374,800	16,551,168
TIBCO Software, Inc.(b)	1,346,900	23,894,006

		175,898,417

Specialty Retail — 2.8%
Chico’s FAS, Inc.	1,157,900	12,181,108
Guess?, Inc.	601,300	24,430,819
O’Reilly Automotive, Inc.(b)	330,900	17,603,880
RadioShack Corp.	517,700	11,042,541
Ross Stores, Inc.	260,500	14,228,510
Rue21, Inc.(b)	177,400	4,578,694
Urban Outfitters, Inc.(b)	258,800	8,136,672

		92,202,224

Textiles, Apparel & Luxury Goods — 1.5%
VF Corp.	377,600	30,593,152
The Warnaco Group, Inc.(b)	392,300	20,058,299

		50,651,451

Tobacco — 0.4%
Lorillard, Inc.	185,900	14,929,629

Trading Companies & Distributors — 0.5%
W.W. Grainger, Inc.	142,300	16,949,353

Wireless Telecommunication Services — 2.2%
American Tower Corp. - Class A(b)	457,500	23,451,450
NII Holdings, Inc.(b)	346,700	14,249,370
NTELOS Holdings Corp.	530,600	8,977,752
SBA Communications Corp. - Class A(a)(b)	655,600	26,420,680

		73,099,252

Total Long-Term Investments (Cost — $2,700,279,147) — 95.3%		3,180,679,199

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	90,942,738	90,942,738

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$213,606	213,606,000

Total Short-Term Securities (Cost — $304,548,738) — 9.1%		304,548,738

Total Investments (Cost — $3,004,827,885*) — 104.4%		3,485,227,937
Liabilities in Excess of Other Assets — (4.4)%		(146,953,106)

Net Assets — 100.0%		$3,338,274,831

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,021,025,817

Gross unrealized appreciation	$520,999,169
Gross unrealized depreciation	(56,797,049)

Net unrealized appreciation	$464,202,120

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	78,711,607	12,231,131	90,942,738	$671	$197,976
BlackRock Liquidity Series, LLC Money Market Series	$300,174,546	$(86,568,546)	$213,606,000	—	$371,049

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$3,180,679,199	—	—	$3,180,679,199
Short-Term Securities	90,942,738	$213,606,000	—	304,548,738

Total	$3,271,621,937	$213,606,000	—	$3,485,227,937

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	35

Statements of Assets and Liabilities

September 30, 2010	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value – unaffiliated[1,2]	$80,185,299	$1,248,313,885	$1,844,716,584	$170,357,062	$3,180,679,199
Investments at value – affiliated[3]	808,786	47,940,664	19,706,255	4,377,530	304,548,738
Cash held as collateral for options written	492,555	3,101,700	—	—	—
Investments sold receivable	4,606,626	13,823,003	50,986,099	7,875,311	91,273,774
Unrealized appreciation on foreign currency exchange contracts	809,351	1,297,126	21,937,799	17,544	—
Foreign currency at value[4]	344,708	16,660,238	35,719,180	356,474	—
Capital shares sold receivable	191,298	2,016,721	3,910,476	146,251	7,118,977
Dividends and reclaims receivable	160,293	1,711,446	4,785,454	91,361	2,477,906
Receivable from advisor	15,915	399	—	7,043	430,601
Dividends receivable – affiliated	114	9,991	8,204	931	29,955
Securities lending income receivable – affiliated	—	3,338	6,132	594	76,384
Prepaid expenses	13,272	106,006	108,352	27,778	80,735
Other assets	—	1,328	—	—	—

Total assets	87,628,217	1,334,985,845	1,981,884,535	183,257,879	3,586,716,269

Liabilities
Options written at value[5]	70,539	308,530	—	—	—
Collateral on securities loaned at value	—	38,485,200	17,219,600	353,250	213,606,000
Investments purchased payable	2,240,506	22,604,379	25,983,178	7,727,239	20,805,740
Unrealized depreciation on foreign currency exchange contracts	494,476	6,148,764	10,581,862	314,278	—
Capital shares redeemed payable	363,317	4,108,771	6,364,757	522,380	6,581,724
Investment advisory fees payable	117,935	1,513,665	3,020,465	255,597	4,925,754
Service and distribution fees payable	26,876	411,377	373,597	48,420	562,998
Other affiliates payable	2,609	79,481	104,634	11,324	141,790
Officer’s and Trustees’ fees payable	1,236	7,501	10,504	1,623	16,032
Other accrued expenses payable	159,911	776,601	1,621,230	249,259	1,801,400

Total liabilities	3,477,405	74,444,269	65,279,827	9,483,370	248,441,438

Net Assets	$84,150,812	$1,260,541,576	$1,916,604,708	$173,774,509	$3,338,274,831

Net Assets Consist of
Paid-in capital	$100,137,486	$1,107,182,078	$1,910,880,581	$222,896,663	$2,850,626,150
Undistributed (distributions in excess of) net investment income (loss)	(376,393)	5,207,624	(1,382,259)	(166,377)	2,572,061
Accumulated net realized gain (loss)	(24,930,251)	26,895,434	(212,273,118)	(62,545,653)	4,676,568
Net unrealized appreciation/depreciation	9,319,970	121,256,440	219,379,504	13,589,876	480,400,052

Net Assets	$84,150,812	$1,260,541,576	$1,916,604,708	$173,774,509	$3,338,274,831

[1] Investments at cost – unaffiliated	$71,183,189	$1,122,079,168	$1,636,978,374	$156,479,484	$2,700,279,147
[2] Securities loaned at value	—	$37,266,144	$16,747,818	$339,591	$206,115,974
[3] Investments at cost – affiliated	$808,786	$47,940,664	$19,706,255	$4,377,530	$304,548,738
[4] Foreign currency at cost	$342,986	$16,768,481	$35,486,544	$349,282	—
[5] Premiums received	$71,117	$214,198	—	—	—

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Assets and Liabilities (concluded)

September 30, 2010	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$21,698,574	$232,696,909	$802,166,704	$33,134,997	$1,588,509,429

Shares outstanding[1]	2,062,459	8,045,518	24,482,816	3,674,263	43,002,240

Net asset value	$10.52	$28.92	$32.76	$9.02	$36.94

Service
Net assets	—	$11,704,034	$70,365,209	$659,396	$235,926,314

Shares outstanding[1]	—	414,743	2,228,407	75,597	6,664,504

Net asset value	—	$28.22	$31.58	$8.72	$35.40

Investor A
Net assets	$39,280,395	$682,857,115	$794,034,044	$105,576,663	$1,158,626,207

Shares outstanding[1]	3,759,094	24,234,460	25,341,027	12,242,974	33,084,416

Net asset value	$10.45	$28.18	$31.33	$8.62	$35.02

Investor B
Net assets	$3,617,350	$47,855,216	$25,080,252	$4,389,752	$20,254,752

Shares outstanding[1]	350,856	1,813,380	861,897	553,517	633,676

Net asset value	$10.31	$26.39	$29.10	$7.93	$31.96

Investor C
Net assets	$19,554,493	$285,428,302	$224,958,499	$27,052,708	$334,958,129

Shares outstanding[1]	1,903,989	10,822,701	7,778,696	3,414,402	10,483,107

Net asset value	$10.27	$26.37	$28.92	$7.92	$31.95

Class R
Net assets	—	—	—	$2,960,993	—

Shares outstanding[1]	—	—	—	333,574	—

Net asset value	—	—	—	$8.88	—

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	37

Statements of Operations

Year Ended September 30, 2010	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims	$1,894,181	$14,541,938	$44,895,136	$1,348,151	$31,614,235
Foreign taxes withheld	(111,594)	(638,412)	(4,188,497)	(54,199)	(2,350)
Dividends – affiliated	4,102	79,349	122,064	9,289	197,976
Securities lending – affiliated	—	75,960	61,990	3,857	371,049

Total income	1,786,689	14,058,835	40,890,693	1,307,098	32,180,910

Expenses
Investment advisory	801,044	8,691,246	17,538,457	1,482,020	29,715,503
Service and distribution – class specific	345,570	4,889,147	4,403,330	571,621	6,264,019
Transfer agent – class specific	135,385	1,886,553	3,605,495	710,824	4,755,879
Custodian	88,457	142,367	770,810	39,445	146,883
Administration	66,754	793,367	1,136,437	123,502	1,691,395
Professional	66,478	64,908	79,075	60,255	86,381
Registration	46,485	104,417	141,490	68,661	165,165
Printing	33,325	187,923	353,240	66,899	463,046
Administration – class specific	22,268	280,945	400,686	41,144	542,188
Officer and Trustees	4,240	28,771	43,608	5,964	67,258
Miscellaneous	29,865	54,372	105,637	20,517	65,005
Recoupment of past waived fees	557	—	—	—	—
Recoupment of past waived fees – class specific	11,137	—	122,420	7,454	43,631

Total expenses	1,651,565	17,124,016	28,700,685	3,198,306	44,006,353
Less fees waived by advisor	(8,444)	(34,735)	(53,245)	(4,132)	(3,532,902)
Less administration fees waived – class specific	(8,657)	(181)	(121)	(23,684)	(216,848)
Less transfer agent fees waived – class specific	(982)	(184)	—	(6,001)	(14,894)
Less transfer agent fees reimbursed – class specific	(27,906)	(399)	—	(55,011)	(1,539,371)
Less fees paid indirectly	(146)	(1,758)	(1,504)	(378)	(3,429)

Total expenses after fees waived, reimbursed and paid indirectly	1,605,430	17,086,759	28,645,815	3,109,100	38,698,909

Net investment income (loss)	181,259	(3,027,924)	12,244,878	(1,802,002)	(6,517,999)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,379,228 (1)	95,875,156	112,701,278	28,244,630	291,740,183
Litigation proceeds	—	5,429	—	934,284	12,887
Redemption-in-kind transactions	—	—	(4,920,161)	—	—
Options written	54,986	5,968,195	89,152	—	944,962
Financial futures contracts	—	—	1,637,891	—	219,040
Foreign currency transactions	(133,426)	7,295,202	(5,913,027)	(309,109)	—

	3,300,788	109,143,982	103,595,133	28,869,805	292,917,072

Net change in unrealized appreciation/depreciation on:
Investments	27,861	(17,588,220)	(29,767,632)	(4,856,774)	107,527,973
Options written	578	(94,332)	—	—	—
Foreign currency transactions	19,729	(3,279,652)	6,313,719	(123,362)	—

	48,168	(20,962,204)	(23,453,913)	(4,980,136)	107,527,973

Total realized and unrealized gain	3,348,956	88,181,778	80,141,220	23,889,669	400,445,045

Net Increase in Net Assets Resulting from Operations	$3,530,215	$85,153,854	$92,386,098	$22,087,667	$393,927,046

(1)	Net of $(4,545) foreign capital gain tax.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income (loss)	$181,259	$225,762	$(3,027,924)	$(1,482,653)
Net realized gain (loss)	3,300,788	(26,417,928)	109,143,982	(69,076,504)
Net change in unrealized appreciation/depreciation	48,168	20,795,046	(20,962,204)	51,484,463

Net increase (decrease) in net assets resulting from operations	3,530,215	(5,397,120)	85,153,854	(19,074,694)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(257,068)	(13,294)	—	—
Investor A	(594,521)	—	—	—
Investor B	(11,168)	—	—	—
Investor C	(87,254)	—	—	—
Net realized gain:
Institutional	—	—	—	(14,779,840)
Service	—	—	—	(476,833)
Investor A	—	—	—	(41,129,678)
Investor B	—	—	—	(5,993,765)
Investor C	—	—	—	(22,988,455)

Decrease in net assets resulting from dividends and distributions to shareholders	(950,011)	(13,294)	—	(85,368,571)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,210,720)	(9,707,472)	204,152,619	(66,392,638)

Redemption Fees
Redemption fees	2,595	3,529	69,194	77,958

Net Assets
Total increase (decrease) in net assets	1,372,079	(15,114,357)	289,375,667	(170,757,945)
Beginning of year	82,778,733	97,893,090	971,165,909	1,141,923,854

End of year	$84,150,812	$82,778,733	$1,260,541,576	$971,165,909

Undistributed (distributions in excess) net investment income	$(376,393)	$519,706	$5,207,624	$940,346

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	39

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$12,244,878	$11,632,867	$(1,802,002)	$(891,402)	$(6,517,999)	$(576,660)
Net realized gain (loss)	103,595,133	(332,414,119)	28,869,805	(28,573,401)	292,917,072	(216,934,258)
Net change in unrealized appreciation/depreciation	(23,453,913)	422,245,971	(4,980,136)	36,881,864	107,527,973	446,610,193

Net increase in net assets resulting from operations	92,386,098	101,464,719	22,087,667	7,417,061	393,927,046	229,099,275

Dividends to Shareholders From
Net investment income:
Institutional	(11,054,479)	(1,523,480)	—	—	(2,096,515)	(60,616)
Service	(1,038,975)	—	—	—	—	—
Investor A	(8,909,481)	(153,036)	—	—	—	—
Investor B	(112,041)	—	—	—	—	—
Investor C	(1,385,216)	—	—	—	—	—

Decrease in net assets resulting from dividends to shareholders	(22,500,192)	(1,676,516)	—	—	(2,096,515)	(60,616)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	265,481,001	246,733,614	9,719,552	(15,961,598)	748,907,865	897,895,586

Redemption Fees
Redemption fees	100,788	121,554	10,562	11,427	159,309	318,611

Net Assets
Total increase (decrease) in net assets	335,467,695	346,643,371	31,817,781	(8,533,110)	1,140,897,705	1,127,252,856
Beginning of year	1,581,137,013	1,234,493,642	141,956,728	150,489,838	2,197,377,126	1,070,124,270

End of year	$1,916,604,708	$1,581,137,013	$173,774,509	$141,956,728	$3,338,274,831	$2,197,377,126

Undistributed (distributions in excess of) net investment income (loss)	$(1,382,259)	$13,931,969	$(166,377)	$(313,316)	$2,572,061	$2,687,424

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional Shares
	Year Ended September 30,				Period January 31, 2006[1] to September 30, 2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.13	$9.96	$13.31	$10.10	$10.00

Net investment income[2]	0.06	0.06	0.09	0.09	0.08
Net realized and unrealized gain (loss)	0.48	0.12	(2.77)	3.21	0.01

Net increase (decrease) from investment operations	0.54	0.18	(2.68)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.15)	(0.01)	(0.17)	(0.09)	—
Net realized gain	—	—	(0.50)	—	—

Total dividends and distributions	(0.15)	(0.01)	(0.67)	(0.09)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.52	$10.13	$9.96	$13.31	$10.10

Total Investment Return[4]
Based on net asset value	5.32%[5]	1.78%[5]	(21.16)%[5]	32.81%[5]	1.00%[6,7]

Ratios to Average Net Assets
Total expenses	1.43%	1.50%	1.33%	1.32%	2.25%[8]

Total expenses excluding recoupment of past waived fees	1.42%	1.49%	1.33%	1.32%	2.25%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.37%	1.36%	1.32%	1.29%	1.35%[8]

Net investment income	0.64%	0.70%	0.77%	0.78%	1.13%[8]

Supplemental Data
Net assets, end of period (000)	$21,699	$16,971	$36,625	$35,679	$9,099

Portfolio turnover	146%	190%	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	41

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A Shares					Investor B Shares
	Year Ended September 30,				Period January 31, 2006[1] to September 30, 2006	Year Ended September 30,				Period January 31, 2006[1] to September 30, 2006
	2010	2009	2008	2007		2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.08	$9.92	$13.27	$10.08	$10.00	$9.93	$9.83	$13.16	$10.03	$10.00

Net investment income (loss)[2]	0.03	0.04	0.06	0.04	0.05	(0.04)	(0.02)	(0.04)	(0.04)	0.00 [3]
Net realized and unrealized gain (loss)	0.46	0.12	(2.77)	3.22	0.02	0.45	0.12	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	0.49	0.16	(2.71)	3.26	0.07	0.41	0.10	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.12)	—	(0.14)	(0.07)	—	(0.03)	—	(0.03)	(0.05)	—
Net realized gain	—	—	(0.50)	—	—	—	—	(0.50)	—	—

Total dividends and distributions	(0.12)	—	(0.64)	(0.07)	—	(0.03)	—	(0.53)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.45	$10.08	$9.92	$13.27	$10.08	$10.31	$9.93	$9.83	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	4.92%[5]	1.61%[5]	(21.44)%[5]	32.51%[5]	0.80%[6,7]	4.09%[5]	1.02%[5]	(22.13)%[5]	31.79%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	1.72%	1.81%	1.60%	1.68%	2.84%[8]	2.45%	2.65%	2.37%	3.06%	4.95%[8]

Total expenses excluding recoupment of past waived fees	1.70%	1.80%	1.60%	1.68%	2.84%[8]	2.45%	2.63%	2.37%	3.06%	4.95%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.67%	1.66%	1.60%	1.56%	1.65%[8]	2.43%	2.42%	2.36%	2.33%	2.40%[8]

Net investment income (loss)	0.32%	0.49%	0.49%	0.36%	0.70%[8]	(0.44)%	(0.25)%	(0.30)%	(0.39)%	(0.05)%[8]

Supplemental Data
Net assets, end of period (000)	$39,280	$45,110	$37,529	$40,467	$23,097	$3,617	$4,351	$5,665	$7,673	$4,907

Portfolio turnover	146%	190%	181%	107%	110%	146%	190%	181%	107%	110%

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C Shares
	Year Ended September 30,				Period January 31, 2006[1] to September 30, 2006
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.91	$9.82	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.04)	(0.02)	(0.03)	(0.05)	0.00 [3]
Net realized and unrealized gain (loss)	0.45	0.11	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	0.41	0.09	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.05)	—	(0.04)	(0.05)	—
Net realized gain	—	—	(0.50)	—	—

Total dividends and distributions	(0.05)	—	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.27	$9.91	$9.82	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	4.13%[5]	0.92%[5]	(22.14)%[5]	31.76%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	2.49%	2.62%	2.38%	2.42%	3.38%[8]

Total expenses excluding recoupment of past waived fees	2.49%	2.62%	2.38%	2.42%	3.38%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.44%	2.42%	2.37%	2.35%	2.40%[8]

Net investment loss	(0.40)%	(0.26)%	(0.26)%	(0.40)%	(0.01)%[8]

Supplemental Data
Net assets, end of period (000)	$19,554	$16,348	$18,074	$18,217	$10,012

Portfolio turnover	146%	190%	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	43

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Institutional Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$26.29	$28.77	$30.41	$26.18	$24.45

Net investment income[1]	0.06	0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss)	2.57	(0.14)	(0.49)	4.52	2.30

Net increase (decrease) from investment operations	2.63	(0.06)	(0.41)	4.58	2.34

Distributions from net realized gain	—	(2.42)	(1.23)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$28.92	$26.29	$28.77	$30.41	$26.18

Total Investment Return[3]
Based on net asset value	10.00%[4,5]	1.91%[5]	(1.64)%[5]	17.68%[5]	9.77%[6]

Ratios to Average Net Assets
Total expenses	1.00%	1.03%	1.00%	1.02%	1.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.00%	1.03%	1.00%	1.02%	1.01%

Net investment income	0.21%	0.36%	0.28%	0.21%	0.17%

Supplemental Data
Net assets, end of year (000)	$232,697	$171,607	$185,933	$172,902	$112,563

Portfolio turnover	184%	153%	91%	98%	157%

	Service Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$25.74	$28.20	$29.85	$25.78	$24.15

Net investment income (loss)[1]	(0.03)	0.01	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.51	(0.14)	(0.49)	4.44	2.27

Net increase (decrease) from investment operations	2.48	(0.13)	(0.51)	4.42	2.24

Distributions from net realized gain	—	(2.33)	(1.14)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$28.22	$25.74	$28.20	$29.85	$25.78

Total Investment Return[3]
Based on net asset value	9.64%[4,5]	1.59%[5]	(1.98)%[5]	17.33%[5]	9.47%[6]

Ratios to Average Net Assets
Total expenses	1.33%	1.37%	1.35%	1.32%	1.34%

Total expenses excluding recoupment of past waived fees	1.33%	1.35%	1.35%	1.32%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly	1.32%	1.36%	1.35%	1.30%	1.34%

Net investment income (loss)	(0.12)%	0.03%	(0.06)%	(0.08)%	(0.12)%
Supplemental Data
Net assets, end of year (000)	$11,704	$8,110	$5,764	$7,806	$4,347

Portfolio turnover	184%	153%	91%	98%	157%

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$25.69	$28.14	$29.77	$25.72	$24.11

Net investment income (loss)[1]	(0.03)	0.01	(0.02)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	2.52	(0.15)	(0.49)	4.43	2.27

Net increase (decrease) from investment operations	2.49	(0.14)	(0.51)	4.40	2.22

Distributions from net realized gain	—	(2.31)	(1.12)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$28.18	$25.69	$28.14	$29.77	$25.72

Total Investment Return[3]
Based on net asset value	9.69%[4,5]	1.57%[5]	(1.97)%[5]	17.29%[5]	9.40%[6]

Ratios to Average Net Assets
Total expenses	1.31%	1.37%	1.35%	1.35%	1.45%

Total expenses excluding recoupment of past waived fees	1.31%	1.37%	1.35%	1.35%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly	1.31%	1.37%	1.35%	1.35%	1.34%

Net investment income (loss)	(0.11)%	0.02%	(0.06)%	(0.13)%	(0.19)%

Supplemental Data
Net assets, end of year (000)	$682,857	$478,273	$564,943	$697,451	$434,360

Portfolio turnover	184%	153%	91%	98%	157%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	45

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$24.25	$26.73	$28.28	$24.65	$23.31

Net investment loss[1]	(0.23)	(0.17)	(0.23)	(0.25)	(0.24)
Net realized and unrealized gain (loss)	2.37	(0.16)	(0.49)	4.23	2.19

Net increase (decrease) from investment operations	2.14	(0.33)	(0.72)	3.98	1.95

Distributions from net realized gain	—	(2.15)	(0.83)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$26.39	$24.25	$26.73	$28.28	$24.65

Total Investment Return[3]
Based on net asset value	8.82%[4,5]	0.73%[5]	(2.78)%[5]	16.33%[5]	8.54%[6]

Ratios to Average Net Assets
Total expenses	2.10%	2.20%	2.14%	2.22%	2.16%

Total expenses excluding recoupment of past waived fees	2.10%	2.17%	2.14%	2.22%	2.16%

Total expenses after fees waived, reimbursed and paid indirectly	2.09%	2.20%	2.14%	2.19%	2.16%

Net investment loss	(0.88)%	(0.80)%	(0.85)%	(0.96)%	(1.02)%

Supplemental Data
Net assets, end of year (000)	$47,855	$57,835	$80,269	$95,231	$78,902

Portfolio turnover	184%	153%	91%	98%	157%

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$24.22	$26.70	$28.27	$24.62	$23.26

Net investment loss[1]	(0.21)	(0.15)	(0.21)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	2.36	(0.16)	(0.47)	4.23	2.18

Net increase (decrease) from investment operations	2.15	(0.31)	(0.68)	4.00	1.97

Distributions from net realized gain	—	(2.17)	(0.89)	(0.35)	(0.62)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$26.37	$24.22	$26.70	$28.27	$24.62

Total Investment Return[3]
Based on net asset value	8.88%[4,5]	0.81%[5]	(2.66)%[5]	16.43%[5]	8.65%[6]

Ratios to Average Net Assets
Total expenses	2.04%	2.09%	2.05%	2.12%	2.04%

Total expenses excluding recoupment of past waived fees	2.04%	2.09%	2.05%	2.12%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	2.04%	2.09%	2.05%	2.11%	2.04%

Net investment loss	(0.83)%	(0.70)%	(0.76)%	(0.89)%	(0.87)%

Supplemental Data
Net assets, end of year (000)	$285,428	$255,340	$305,015	$363,739	$254,724

Portfolio turnover	184%	153%	91%	98%	157%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	47

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$31.36	$29.44	$51.08	$42.16	$34.34	$30.26	$28.36	$49.52	$41.06	$33.55

Net investment income[1]	0.28	0.34	0.47	0.48	0.37	0.16	0.27	0.28	0.32	0.29
Net realized and unrealized gain (loss)	1.58	1.68	(13.66)	14.98	8.57	1.53	1.63	(13.14)	14.58	8.32

Net increase (decrease) from investment operations	1.86	2.02	(13.19)	15.46	8.94	1.69	1.90	(12.86)	14.90	8.61

Dividends and distributions from:
Net investment income	(0.46)	(0.10)	(1.21)	(0.71)	(0.37)	(0.37)	—	(1.06)	(0.61)	(0.35)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)	—	—	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.46)	(0.10)	(8.45)	(6.54)	(1.13)	(0.37)	—	(8.30)	(6.44)	(1.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$32.76	$31.36	$29.44	$51.08	$42.16	$31.58	$30.26	$28.36	$49.52	$41.06

Total Investment Return[3]
Based on net asset value	5.99%[4]	6.99%[4]	(30.87)%[4,5]	40.42%[4]	26.64%[6]	5.63%[4]	6.70%[4]	(31.10)%[4,5]	40.00%[4]	26.30%[6]

Ratios to Average Net Assets
Total expenses	1.35%	1.45%	1.25%	1.25%	1.33%	1.72%	1.75%	1.58%	1.59%	1.58%

Total expenses excluding recoupment of past waived fees	1.34%	1.45%	1.25%	1.25%	1.33%	1.69%	1.73%	1.58%	1.59%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly	1.35%	1.43%	1.25%	1.25%	1.33%	1.72%	1.70%	1.58%	1.58%	1.57%

Net investment income	0.91%	1.36%	1.18%	1.06%	0.91%	0.53%	1.13%	0.72%	0.73%	0.73%

Supplemental Data
Net assets, end of year (000)	$802,167	$673,420	$450,605	$492,444	$336,000	$70,365	$83,093	$64,368	$172,135	$128,879

Portfolio turnover	116%	143%	138%	77%	91%	116%	143%	138%	77%	91%

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$30.02	$28.14	$49.19	$40.81	$33.36

Net investment income[1]	0.21	0.27	0.33	0.30	0.23
Net realized and unrealized gain (loss)	1.50	1.62	(13.09)	14.49	8.32

Net increase (decrease) from investment operations	1.71	1.89	(12.76)	14.79	8.55

Dividends and distributions from:
Net investment income	(0.40)	(0.01)	(1.05)	(0.58)	(0.35)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.40)	(0.01)	(8.29)	(6.41)	(1.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$31.33	$30.02	$28.14	$49.19	$40.81

Total Investment Return[3]
Based on net asset value	5.73%[4]	6.73%[4]	(31.09)%[4,5]	39.98%[4]	26.24%[6]

Ratios to Average Net Assets
Total expenses	1.59%	1.68%	1.58%	1.60%	1.74%

Total expenses after fees waived, reimbursed and paid indirectly	1.59%	1.68%	1.58%	1.60%	1.63%

Net investment income	0.72%	1.15%	0.87%	0.69%	0.62%

Supplemental Data
Net assets, end of year (000)	$794,034	$604,283	$482,526	$555,189	$407,282

Portfolio turnover	116%	143%	138%	77%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	49

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$27.83	$26.29	$46.43	$38.81	$31.97

Net investment income (loss)[1]	(0.05)	0.09	(0.06)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	1.42	1.45	(12.16)	13.74	7.95

Net increase (decrease) from investment operations	1.37	1.54	(12.22)	13.70	7.88

Dividends and distributions from:
Net investment income	(0.10)	—	(0.68)	(0.25)	(0.29)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.10)	—	(7.92)	(6.08)	(1.05)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$29.10	$27.83	$26.29	$46.43	$38.81

Total Investment Return[3]
Based on net asset value	4.92%[4]	5.86%[4]	(31.63)%[4,5]	38.89%[4]	25.24%[6]

Ratios to Average Net Assets
Total expenses	2.38%	2.49%	2.35%	2.37%	2.43%

Total expenses excluding recoupment of past waived fees	2.38%	2.49%	2.35%	2.37%	2.43%

Total expenses after fees waived, reimbursed and paid indirectly	2.38%	2.49%	2.35%	2.37%	2.43%

Net investment income (loss)	(0.18)%	0.41%	(0.15)%	(0.10)%	(0.22)%

Supplemental Data
Net assets, end of year (000)	$25,080	$33,094	$42,927	$102,624	$91,605

Portfolio turnover	116%	143%	138%	77%	91%

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$27.74	$26.21	$46.34	$38.78	$31.93

Net investment income (loss)[1]	(0.02)	0.08	0.03	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.39	1.45	(12.20)	13.71	7.93

Net increase (decrease) from investment operations	1.37	1.53	(12.17)	13.68	7.89

Dividends and distributions from:
Net investment income	(0.19)	—	(0.72)	(0.29)	(0.29)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)

Total dividends and distributions	(0.19)	—	(7.96)	(6.12)	(1.05)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$28.92	$27.74	$26.21	$46.34	$38.78

Total Investment Return[3]
Based on net asset value	4.95%[4]	5.84%[4]	(31.61)%[4,5]	38.91%[4]	25.33%[6]

Ratios to Average Net Assets
Total expenses	2.36%	2.49%	2.32%	2.36%	2.37%

Total expenses excluding recoupment of past waived fees	2.36%	2.49%	2.32%	2.36%	2.37%

Total expenses after fees waived, reimbursed and paid indirectly	2.36%	2.48%	2.32%	2.36%	2.37%

Net investment income (loss)	(0.06)%	0.38%	0.08%	(0.08)%	(0.13)%

Supplemental Data
Net assets, end of year (000)	$224,958	$187,246	$194,068	$255,980	$205,958

Portfolio turnover	116%	143%	138%	77%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	51

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.79	$6.98	$9.03	$7.20	$6.61	$7.56	$6.80	$8.83	$7.07	$6.51

Net investment loss[1]	(0.05)	(0.02)	(0.05)	(0.03)	(0.03)	(0.08)	(0.04)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.28	0.83	(2.00)	1.86	0.61	1.24	0.80	(1.97)	1.83	0.60

Net increase (decrease) from investment operations	1.23	0.81	(2.05)	1.83	0.58	1.16	0.76	(2.03)	1.76	0.55

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$9.02	$7.79	$6.98	$9.03	$7.20	$8.72	$7.56	$6.80	$8.83	$7.07

Total Investment Return[3]
Based on net asset value	15.79%[4,5]	11.60%[5,6]	(22.70)%[5]	25.42%[5]	8.93%[7]	15.34%[5,8]	11.18%[5,9]	(22.99)%[5]	24.89%[5]	8.60%[7]

Ratios to Average Net Assets
Total expenses	1.55%	1.90%	1.70%	1.91%	1.79%	1.76%	1.96%	2.01%	2.30%	2.06%

Total expenses excluding recoupment of past waived fees	1.55%	1.90%	1.70%	1.91%	1.79%	1.67%	1.96%	2.01%	2.30%	2.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.36%	1.35%	1.35%	1.38%	1.74%	1.75%	1.73%	1.73%	1.73%

Net investment loss	(0.59)%	(0.27)%	(0.55)%	(0.44)%	(0.45)%	(0.94)%	(0.71)%	(0.75)%	(0.85)%	(0.79)%

Supplemental Data
Net assets, end of year (000)	$33,135	$27,013	$42,886	$1,449	$1,262	$659	$193	$106	$123	$148

Portfolio turnover	97%	158%	89%	92%	132%	97%	158%	89%	92%	132%

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.48	$6.73	$8.74	$7.00	$6.45	$6.94	$6.30	$8.26	$6.66	$6.19

Net investment loss[1]	(0.08)	(0.04)	(0.06)	(0.06)	(0.06)	(0.14)	(0.08)	(0.13)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.22	0.79	(1.95)	1.80	0.60	1.13	0.72	(1.83)	1.72	0.57

Net increase (decrease) from investment operations	1.14	0.75	(2.01)	1.74	0.54	0.99	0.64	(1.96)	1.60	0.46

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$8.62	$7.48	$6.73	$8.74	$7.00	$7.93	$6.94	$6.30	$8.26	$6.66

Total Investment Return[3]
Based on net asset value	15.24%[5,10]	11.14%[5,11]	(23.00)%[5]	24.86%[5]	8.53%[12]	14.27%[5,13]	10.16%[5,14]	(23.73)%[5]	24.02%[5]	7.59%[12]

Ratios to Average Net Assets
Total expenses	1.82%	2.24%	2.04%	2.16%	2.27%	2.70%	3.13%	2.96%	3.01%	3.06%

Total expenses excluding recoupment of past waived fees	1.81%	2.24%	2.04%	2.16%	2.27%	2.65%	3.00%	2.96%	3.01%	3.06%

Total expenses after fees waived, reimbursed and paid indirectly	1.79%	1.77%	1.75%	1.73%	1.77%	2.69%	2.65%	2.65%	2.50%	2.63%

Net investment loss	(0.99)%	(0.68)%	(0.77)%	(0.80)%	(0.83)%	(1.90)%	(1.53)%	(1.70)%	(1.59)%	(1.73)%

Supplemental Data
Net assets, end of year (000)	$105,577	$83,734	$72,659	$21,632	$13,040	$4,390	$6,538	$11,473	$9,030	$10,439

Portfolio turnover	97%	158%	89%	92%	132%	97%	158%	89%	92%	132%

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C Shares					Class R Shares
	Year Ended September 30,					Year Ended September 30,		Period September 8, 2008[15] to September 30, 2008
	2010	2009	2008	2007	2006	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$6.94	$6.29	$8.25	$6.66	$6.19	$7.72	$6.97	$7.38

Net investment loss[1]	(0.14)	(0.09)	(0.13)	(0.12)	(0.11)	(0.11)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.12	0.74	(1.83)	1.71	0.57	1.27	0.81	(0.40)

Net increase (decrease) from investment operations	0.98	0.65	(1.96)	1.59	0.46	1.16	0.75	(0.41)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$7.92	$6.94	$6.29	$8.25	$6.66	$8.88	$7.72	$6.97

Total Investment Return[3]
Based on net asset value	14.12%[5,16]	10.33%[5,17]	(23.76)%[5]	23.87%[5]	7.59%[12]	15.03%[5,18]	10.76%[5,19]	(5.56)%[5,20]

Ratios to Average Net Assets
Total expenses	2.73%	3.23%	2.73%	2.88%	2.84%	2.10%	2.42%	2.36%[21]

Total expenses excluding recoupment of past waived fees	2.73%	3.23%	2.73%	2.88%	2.84%	2.10%	2.42%	2.36%[21]

Total expenses after fees waived, reimbursed and paid indirectly	2.71%	2.68%	2.62%	2.61%	2.62%	2.09%	2.13%	2.13%[21]

Net investment loss	(1.92)%	(1.59)%	(1.67)%	(1.69)%	(1.67)%	(1.29)%	(1.04)%	(1.49)%[21]

Supplemental Data
Net assets, end of period (000)	$27,053	$22,575	$22,003	$9,755	$6,511	$2,961	$1,904	$1,362

Portfolio turnover	97%	158%	89%	92%	132%	97%	158%	89%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 15.53%.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.03%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.15%.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 15.08%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.53%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 14.97%.

11	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.47%.

12	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.

13	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 13.98%.

14	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.30%.

15	Commencement of operations.

16	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 13.83%.

17	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.47%.

18	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 14.77%.

19	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.18%.

20	Aggregate total investment return.

21	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	53

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Institutional Shares					Service Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$32.20	$31.69	$37.05	$29.07	$25.56	$30.93	$30.58	$35.89	$28.28	$24.96

Net investment income (loss)[1]	0.04	0.09	0.09	0.03	0.04	(0.11)	(0.01)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	4.77	0.42	(5.45)	7.95	3.46	4.58	0.35	(5.25)	7.70	3.38

Net increase (decrease) from investment operations	4.81	0.51	(5.36)	7.98	3.50	4.47	0.34	(5.31)	7.61	3.31

Dividends from net investment income	(0.07)	(0.01)	—	—	—	—	—	—	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$36.94	$32.20	$31.69	$37.05	$29.07	$35.40	$30.93	$30.58	$35.89	$28.28

Total Investment Return[3]
Based on net asset value	14.96%[4,5]	1.63%[6]	(14.47)%[5]	27.45%[5]	13.73%[7]	14.45%[4,5]	1.14%[6]	(14.80)%[5]	26.91%[5]	13.30%[7]

Ratios to Average Net Assets
Total expenses	1.30%	1.40%	1.42%	1.42%	1.49%	1.60%	1.71%	1.68%	1.69%	1.85%

Total expenses excluding recoupment of past waived fees	1.30%	1.40%	1.42%	1.42%	1.49%	1.60%	1.70%	1.68%	1.69%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	1.01%	1.00%	1.01%	1.19%	1.48%	1.49%	1.43%	1.40%	1.57%

Net investment income (loss)	0.13%	0.36%	0.26%	0.09%	0.15%	(0.34)%	(0.06)%	(0.17)%	(0.28)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$1,588,509	$890,264	$298,166	$158,094	$20,548	$235,926	$191,318	$109,679	$43,763	$1,527

Portfolio turnover	123%	166%	164%	106%	120%	123%	166%	164%	106%	120%

	Investor A Shares					Investor B Shares
	Year Ended September 30,					Year Ended September 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$30.61	$30.29	$35.57	$28.03	$24.76	$28.16	$28.06	$33.20	$26.37	$23.45

Net investment loss[1]	(0.12)	(0.04)	(0.08)	(0.10)	(0.10)	(0.35)	(0.17)	(0.31)	(0.32)	(0.29)
Net realized and unrealized gain (loss)	4.53	0.35	(5.20)	7.64	3.36	4.15	0.26	(4.83)	7.15	3.20

Net increase (decrease) from investment operations	4.41	0.31	(5.28)	7.54	3.26	3.80	0.09	(5.14)	6.83	2.91

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$35.02	$30.61	$30.29	$35.57	$28.03	$31.96	$28.16	$28.06	$33.20	$26.37

Total Investment Return[3]
Based on net asset value	14.41%[4,5]	1.06%[7]	(14.84)%[5]	26.90%[5]	13.21%[7]	13.49%[4,5]	0.36%[7]	(15.48)%[5]	25.90%[5]	12.45%[7]

Ratios to Average Net Assets
Total expenses	1.64%	1.76%	1.73%	1.77%	1.95%	2.44%	2.59%	2.56%	2.56%	2.68%

Total expenses excluding recoupment of past waived fees	1.64%	1.75%	1.73%	1.77%	1.95%	2.44%	2.59%	2.56%	2.56%	2.68%

Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.56%	1.48%	1.48%	1.66%	2.30%	2.27%	2.22%	2.23%	2.40%

Net investment loss	(0.37)%	(0.15)%	(0.22)%	(0.32)%	(0.35)%	(1.18)%	(0.77)%	(0.95)%	(1.06)%	(1.13)%

Supplemental Data
Net assets, end of year (000)	$1,158,626	$855,127	$495,656	$228,668	$96,194	$20,255	$21,849	$20,998	$35,928	$36,093

Portfolio turnover	123%	166%	164%	106%	120%	123%	166%	164%	106%	120%

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$28.14	$28.04	$33.18	$26.34	$23.43

Net investment loss[1]	(0.33)	(0.19)	(0.30)	(0.32)	(0.28)
Net realized and unrealized gain (loss)	4.14	0.28	(4.84)	7.16	3.18

Net increase (decrease) from investment operations	3.81	0.09	(5.14)	6.84	2.90

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$31.95	$28.14	$28.04	$33.18	$26.34

Total Investment Return[3]
Based on net asset value	13.54%[4,5]	0.36%[7]	(15.49)%[5]	25.97%[5]	12.42%[7]

Ratios to Average Net Assets
Total expenses	2.39%	2.52%	2.46%	2.51%	2.60%

Total expenses excluding recoupment of past waived fees	2.38%	2.52%	2.46%	2.51%	2.60%

Total expenses after fees waived, reimbursed and paid indirectly	2.27%	2.28%	2.21%	2.20%	2.37%

Net investment loss	(1.12)%	(0.85)%	(0.95)%	(1.04)%	(1.07)%

Supplemental Data
Net assets, end of year (000)	$334,958	$238,819	$145,626	$88,826	$39,427

Portfolio turnover	123%	166%	164%	106%	120%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

See Notes to financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	55

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 24 series, of which BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Each of the Funds, except Health Sciences Opportunities, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may

56	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, financial futures contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: International Opportunities transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds are entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	57

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds, except for U.S. Opportunities, entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Financial Futures Contracts: International Opportunities and U.S. Opportunities purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Fund as unrealized gains or losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Options: The Funds, except for Science & Technology Opportunities, purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of September 30, 2010
	Asset Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$809,351	$1,297,126	$21,937,799	$17,544

	Liability Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$494,476	$6,148,764	$10,581,862	$314,278
Equity contracts	Options written at value	70,539	308,530	—	—

Total		$565,015	$6,457,294	$10,581,862	$314,278

	The Effect of Derivative Instruments on the Statements of Operations Year Ended September 30, 2010
	Net Realized Gain (Loss) from
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(39,551)	$6,272,256	$(3,301,498)	$(336,587)	—
Equity contracts:
Options	54,986	5,968,195	89,152	—	$944,962
Financial futures contracts	—	—	1,637,891	—	219,040

Total	$15,435	$12,240,451	$(1,574,455)	$(336,587)	$1,164,002

	Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts:
Foreign currency exchange contracts	$1,025,110	$9,049,719	$27,573,636	$509,205
Equity contracts:
Options	578	(94,332)	—	—

Total	$1,025,688	$8,955,387	$27,573,636	$509,205

BLACKROCK FUNDS	SEPTEMBER 30, 2010	59

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Financial futures contracts:
Average number of contracts purchased	—	—	314	—	700
Average notional value of contracts purchased	—	—	$16,587,917	—	$37,625,614
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	37	25	56	7	—
Average number of contracts - US dollars sold	42	14	53	3	—
Average US dollar amounts purchased	$16,888,053	$170,224,006	$493,288,844	$6,987,960	—
Average US dollar amounts sold	$23,041,075	$48,716,681	$549,818,141	$924,989	—
Options:
Average number of contracts written	1,213	7,218	569,780	—	875
Average notional value of contracts written	$1,012,600	$21,622,250	$80,921,223	—	$4,772,750

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager contractually and/or voluntarily agreed to waive or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended September 30, 2010, the amounts included in fees waived by advisor were as follows:

Global Opportunities	$6,451
U.S. Opportunities	$3,450,793

The expense limitations as a percentage of net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities		U.S. Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]	Contractual[1]
Institutional	1.39%	1.25%	1.49%	1.39%	—	1.03%
Service	1.70%[3]	1.55%	1.80%	1.78%	—	1.65%
Investor A	1.70%	1.55%	1.98%	1.80%	—	1.65%
Investor B	2.47%	2.25%	2.75%	2.73%	—	2.32%
Investor C	2.47%	2.25%	2.75%	2.73%	—	2.32%
Class R	3.70%[3]	1.81%[3]	2.18%[3]	2.57%	2.13%	2.39%[3]

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

3	There were no shares outstanding as of September 30, 2010.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended September 30, 2010, the amounts waived were as follows:

Global Opportunities	$1,993
Health Sciences Opportunities	$34,735
International Opportunities	$53,245
Science & Technology Opportunities	$4,132
U.S. Opportunities	$82,109

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Funds:

	Share Classes
Recoupment of Past Waived Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$380	—	$10,860	$146	$308	—	$11,694
International Opportunities	$92,020	$29,227	—	$641	$532	—	$122,420
Science & Technology Opportunities	$442	$412	$3,501	$2,446	$568	$85	$7,454
U.S. Opportunities	—	$13,818	$2,120	$855	$26,838	—	$43,631
On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2011	2012
Global Opportunities	$91,732	$43,997
Health Sciences Opportunities	—	$764
International Opportunities	—	$121
Science & Technology Opportunities	$548,978	$84,519
U.S. Opportunities	$3,515,203	$5,221,907

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2010:

Global Opportunities	$9,099
Science & Technology Opportunities	$121,244
U.S. Opportunities	$2,328,024

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	61

Notes to Financial Statements (continued)

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$9,782
Health Sciences Opportunities	$140,728
International Opportunities	$141,062
Science & Technology Opportunities	$17,325
U.S. Opportunities	$109,573

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	$200	$12,116	$3,152
Health Sciences Opportunities	$8,617	$135,259	$44,277
International Opportunities	$21,222	$63,177	$47,333
Science & Technology Opportunities	$4,364	$5,243	$17,569
U.S. Opportunities	$11,510	$44,070	$69,500

PFPC Trust Company (“PTC”), serves as custodian for each Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

Global Opportunities	$57,798
Health Sciences Opportunities	$82,517
International Opportunities	$453,571
Science & Technology Opportunities	$33,488
U.S. Opportunities	$107,387

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$41	—	$3,022	$330	$958	—	$4,351
Health Sciences Opportunities	$3,302	$835	$39,595	$5,073	$12,959	—	$61,764
International Opportunities	$8,244	$1,976	$39,014	$2,600	$12,139	—	$63,973
Science & Technology Opportunities	$2,252	$99	$5,954	—	$2,411	$56	$10,772
U.S. Opportunities	$14,240	$3,488	$72,241	$875	$17,235	—	$108,079

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2010, the Funds paid the following to affiliates in return for

62	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

these services, which are included in administration and administration – class specific in the Statements of Operations:

Global Opportunities	$78,992
Health Sciences Opportunities	$978,193
International Opportunities	$1,405,649
Science & Technology Opportunities	$147,512
U.S. Opportunities	$2,029,948

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2010, BIM received $126,739 in securities lending agent fees related to securities lending activities for the Funds.

For the year ended September 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$4,820	—	$11,736	$994	$4,718	—	$22,268
Health Sciences Opportunities	$53,541	$2,704	$141,375	$13,442	$69,883	—	$280,945
International Opportunities	$162,629	$19,560	$158,330	$7,222	$52,945	—	$400,686
Science & Technology Opportunities	$7,692	$117	$25,005	$1,348	$6,399	$583	$41,144
U.S. Opportunities	$210,356	$54,055	$199,648	$5,235	$72,894	—	$542,188

Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities affiliates earned $19,759, $255,809, $366,415, $36,863 and $492,757, respectively, in administration fees which are included as a component of administration – class specific in the Statements of Operations.

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,280	—	$4,158	$279	$1,940	—	$8,657
Health Sciences Opportunities	—	$181	—	—	—	—	$181
International Opportunities	—	$121	—	—	—	—	$121
Science & Technology Opportunities	$7,182	$15	$13,138	$335	$2,873	$141	$23,684
U.S. Opportunities	$210,355	$131	—	$1,983	$4,379	—	$216,848

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$117,363	$39,665	$188,542	—	$345,570
Health Sciences Opportunities	$27,085	$1,528,874	$536,534	$2,796,654	—	$4,889,147
International Opportunities	$195,109	$1,803,799	$287,277	$2,117,145	—	$4,403,330
Science & Technology Opportunities	$1,170	$249,677	$53,744	$255,834	$11,196	$571,621
U.S. Opportunities	$541,319	$2,592,364	$209,337	$2,920,999	—	$6,264,019

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$23,644	—	$72,637	$5,716	$33,388	—	$135,385
Health Sciences Opportunities	$243,598	$21,510	$1,076,422	$113,658	$431,365	—	$1,886,553
International Opportunities	$1,449,973	$225,592	$1,409,595	$68,749	$451,586	—	$3,605,495
Science & Technology Opportunities	$120,688	$1,239	$404,901	$26,621	$146,649	$10,726	$710,824
U.S. Opportunities	$1,553,442	$354,658	$2,196,752	$53,386	$597,641	—	$4,755,879

BLACKROCK FUNDS	SEPTEMBER 30, 2010	63

Notes to Financial Statements (continued)

Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities affiliates earned $39,434, $419,940, $569,047, $105,641 and $882,663, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor C	Class R	Total
Global Opportunities	$12	—	$777	$193	—	$982
Health Sciences Opportunities	—	$184	—	—	—	$184
Science & Technology Opportunities	$2,058	$23	$3,089	$815	$16	$6,001
U.S. Opportunities	$14,239	$7	—	$648	—	$14,894

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$5,503	—	$16,222	$231	$5,950	—	$27,906
Health Sciences Opportunities	—	$399	—	—	—	—	$399
Science & Technology Opportunities	$40,851	$29	$12,134	$222	$1,689	$86	$55,011
U.S. Opportunities	$1,538,441	$545	—	$342	$43	—	$1,539,371

The Funds may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2010, were as follows:

	Purchases	Sales
Global Opportunities	$123,024,006	$124,744,861
Health Sciences Opportunities	$2,245,610,427	$2,004,538,989
International Opportunities	$2,166,425,277	$1,939,655,842	[1]
Science & Technology Opportunities	$163,960,124	$151,565,301
U.S. Opportunities	$3,973,297,773	$3,243,256,687

1	Including $58,038,593 of sales representing redemptions-in-kind.

Transactions in options written for the year ended September 30, 2010, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—
Options written	1,793	$93,536	1,321	$53,529
Options expired	(545)	(37,559)	(145)	(6,847)
Options closed	(80)	(6,079)	(120)	(16,504)
Options exercised	(80)	(8,959)	—	—

Options outstanding at end of year	1,088	$40,939	1,056	$30,178

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—
Options written	58,413	$5,524,434	41,532	$4,339,819
Options expired	(33,226)	(2,619,717)	(24,560)	(2,600,339)
Options closed	(17,297)	(1,863,524)	(14,248)	(1,252,972)
Options exercised	(6,570)	(923,733)	(1,880)	(389,770)

Options outstanding at end of year	1,320	$117,460	844	$96,738

64	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	International Opportunities
	Puts
	Contracts	Premiums Received
Options outstanding at beginning of year	—	—
Options written	2,279,120	$274,521
Options expired	(2,254,230)	(89,152)
Options closed	(24,890)	(185,369)

Options outstanding at end of year	—	—

	U.S. Opportunities
	Puts
	Contracts	Premiums Received
Options outstanding at beginning of year	—	—
Options written	9,670	$1,297,399
Options expired	(8,100)	(944,962)
Options closed	(1,570)	(352,437)

Options outstanding at end of year	—	—

As of September 30, 2010, the value of portfolio securities subject to covered call options written were as follows:

Global Opportunities	$1,106,335
Health Sciences Opportunities	$15,770,034

Health Sciences Opportunities, Science & Technology Opportunities and U.S. Opportunities received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by such Funds. This amount is shown as litigation proceeds in the Statements of Operations.

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to net operating losses, in-kind redemptions, foreign taxes paid, foreign currency transactions, the reclassification of distributions, the sale of stock of passive foreign investment companies and the classification of settlement proceeds were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	—	—	$(5,689,968)	$(2,258,050)	$(8,499,087)
Undistributed (distributions in excess of) net investment income (loss)	$(127,347)	$7,295,202	$(5,058,914)	$1,948,941	$8,499,151
Accumulated net realized gain (loss)	$127,347	$(7,295,202)	$10,748,882	$309,109	$(64)

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities
Ordinary income
9/30/10	$950,011	—	$22,500,192	$2,096,451
9/30/09	$13,294	$24,616,410	$1,676,516	$60,616
Long-term capital gain
9/30/10	—	—	—	$64
9/30/09	—	$60,752,161	—	—

Total distributions
9/30/10	$950,011	—	$22,500,192	$2,096,515

9/30/09	$13,294	$85,368,571	$1,676,516	$60,616

BLACKROCK FUNDS	SEPTEMBER 30, 2010	65

Notes to Financial Statements (continued)

As of September 30, 2010, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	—	$9,930,775	$10,550,747	—	—
Capital loss carryforwards	$(24,179,514)	—	(203,220,322)	$(57,870,623)	—
Undistributed long-term net capital gains	—	29,795,977	—	—	$23,446,561
Net unrealized gains*	8,192,840	113,632,746	198,393,702	8,748,469	464,202,120

Total	$(15,986,674)	$153,359,498	$5,724,127	$(49,122,154)	$487,648,681

*	The difference between book-basis and tax-basis unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the deferral of post-October currency losses for tax purposes, unamortized organization costs for tax purposes, the tax deferral of losses on straddles, the timing and recognition of partnership income and investments in passive foreign investment companies.

As of September 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	—	—	$53,421,695
2017	$15,145,783	$140,138,718	4,448,928
2018	9,033,731	63,081,604	—

Total	$24,179,514	$203,220,322	$57,870,623

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2010, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2010, Global Opportunities invested from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of September 30, 2010, the Fund listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Oil, Gas & Consumable Fuels	10%	11%
Commercial Banks	10	13
Pharmaceuticals	5	—
Metals & Mining	—	8
Chemicals	—	6
Other*	75	62

*	All other industries held were each less than 5% of long-term investments.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	849,097	$8,601,285	627,843	$5,231,526
Shares issued in reinvestment of dividends	22,035	228,067	1,598	12,017

Total issued	871,132	8,829,352	629,441	5,243,543
Shares redeemed	(483,343)	(4,897,729)	(2,631,230)	(19,186,438)

Net increase (decrease)	387,789	$3,931,623	(2,001,789)	$(13,942,895)

Investor A
Shares sold and automatic conversion of shares	1,648,585	$16,879,211	2,609,963	$21,237,953
Shares issued in reinvestment of dividends	37,120	382,705	—	—

Total issued	1,685,705	17,261,916	2,609,963	21,237,953
Shares redeemed	(2,403,699)	(24,190,958)	(1,915,013)	(14,809,927)

Net increase (decrease)	(717,994)	$(6,929,042)	694,950	$6,428,026

Investor B
Shares sold	15,124	$157,407	37,710	$296,560
Shares issued in reinvestment of dividends	1,020	10,452	—	—

Total issued	16,144	167,859	37,710	296,560
Shares redeemed and automatic conversion of shares	(103,607)	(1,030,634)	(175,892)	(1,338,362)

Net decrease	(87,463)	$(862,775)	(138,182)	$(1,041,802)

Investor C
Shares sold	692,488	$7,002,447	685,206	$5,556,850
Shares issued in reinvestment of dividends	7,906	80,730	—	—

Total issued	700,394	7,083,177	685,206	5,556,850
Shares redeemed	(445,630)	(4,433,703)	(876,684)	(6,707,651)

Net increase (decrease)	254,764	$2,649,474	(191,478)	$(1,150,801)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	67

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,377,553	$124,599,874	3,282,447	$76,446,905
Shares issued in reinvestment of distributions	—	—	654,857	13,743,792

Total issued	4,377,553	124,599,874	3,937,304	90,190,697
Shares redeemed	(2,859,254)	(80,233,516)	(3,872,581)	(88,583,362)

Net increase	1,518,299	$44,366,358	64,723	$1,607,335

Service
Shares sold	287,727	$8,018,559	201,025	$4,568,218
Shares issued in reinvestment of distributions	—	—	22,209	457,497

Total issued	287,727	8,018,559	223,234	5,025,715
Shares redeemed	(188,100)	(5,144,151)	(112,484)	(2,592,486)

Net increase	99,627	$2,874,408	110,750	$2,433,229

Investor A
Shares sold and automatic conversion of shares	12,991,333	$364,149,875	6,386,361	$143,478,445
Shares issued in reinvestment of distributions	—	—	1,779,579	36,587,917

Total issued	12,991,333	364,149,875	8,165,940	180,066,362
Shares redeemed	(7,371,750)	(201,512,857)	(9,626,201)	(215,452,894)

Net increase (decrease)	5,619,583	$162,637,018	(1,460,261)	$(35,386,532)

Investor B
Shares sold	38,251	$999,807	191,893	$3,972,396
Shares issued in reinvestment of distributions	—	—	288,268	5,632,774

Total issued	38,251	999,807	480,161	9,605,170
Shares redeemed and automatic conversion of shares	(609,597)	(15,800,121)	(1,098,016)	(23,289,909)

Net decrease	(571,346)	$(14,800,314)	(617,855)	$(13,684,739)

Investor C
Shares sold	2,752,597	$72,487,811	1,626,343	$34,422,322
Shares issued in reinvestment of distributions	—	—	1,084,302	21,143,010

Total issued	2,752,597	72,487,811	2,710,645	55,565,332
Shares redeemed	(2,470,720)	(63,412,662)	(3,595,296)	(76,927,263)

Net increase (decrease)	281,877	$9,075,149	(884,651)	$(21,361,931)

68	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,833,954	$489,809,653	13,721,573	$350,351,562
Shares issued in reinvestment of dividends	222,983	7,057,462	44,657	1,008,792

Total issued	16,056,937	496,867,115	13,766,230	351,360,354
Shares redeemed	(13,048,914)	(400,339,094)[1]	(7,596,872)	(176,325,353)

Net increase	3,008,023	$96,528,021	6,169,358	$175,035,001

1	Includes 2,245,160 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $58,038,593.

Service
Shares sold	887,699	$26,687,267	1,706,214	$40,288,301
Shares issued in reinvestment of dividends	33,306	1,018,839	—	—

Total issued	921,005	27,706,106	1,706,214	40,288,301
Shares redeemed	(1,438,351)	(42,459,559)	(1,229,774)	(28,653,621)

Net increase (decrease)	(517,346)	$(14,753,453)	476,440	$11,634,680

Investor A
Shares sold and automatic conversion of shares	15,454,256	$461,122,872	12,076,484	$286,846,202
Shares issued in reinvestment of dividends	270,254	8,194,214	6,522	141,330

Total issued	15,724,510	469,317,086	12,083,006	286,987,532
Shares redeemed	(10,515,654)	(306,576,481)	(9,095,184)	(208,764,465)

Net increase	5,208,856	$162,740,605	2,987,822	$78,223,067

Investor B
Shares sold	33,218	$946,432	137,264	$2,940,424
Shares issued in reinvestment of dividends	3,502	99,198	—	—

Total issued	36,720	1,045,630	137,264	2,940,424
Shares redeemed and automatic conversion of shares	(363,999)	(9,977,108)	(580,947)	(12,201,255)

Net decrease	(327,279)	$(8,931,478)	(443,683)	$(9,260,831)

Investor C
Shares sold	2,972,527	$82,523,006	2,002,956	$46,032,123
Shares issued in reinvestment of dividends	45,054	1,268,739	—	—

Total issued	3,017,581	83,791,745	2,002,956	46,032,123
Shares redeemed	(1,988,711)	(53,894,439)	(2,657,870)	(54,930,426)

Net increase (decrease)	1,028,870	$29,897,306	(654,914)	$(8,898,303)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	69

Notes to Financial Statements (continued)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,146,648	$9,534,467	521,018	$3,265,366
Shares redeemed	(939,993)	(7,764,198)	(3,200,745)	(17,249,776)

Net increase (decrease)	206,655	$1,770,269	(2,679,727)	$(13,984,410)

Service
Shares sold	67,818	$549,661	17,786	$125,887
Shares redeemed	(17,745)	(141,844)	(7,880)	(45,584)

Net increase	50,073	$407,817	9,906	$80,303

Investor A
Shares sold and automatic conversion of shares	4,723,708	$37,850,533	2,913,918	$17,555,649
Shares redeemed	(3,677,648)	(29,387,344)	(2,521,352)	(14,409,211)

Net increase	1,046,060	$8,463,189	392,566	$3,146,438

Investor B
Shares sold	73,106	$535,484	203,386	$1,128,893
Shares redeemed and automatic conversion of shares	(461,875)	(3,425,102)	(1,082,094)	(5,711,283)

Net decrease	(388,769)	$(2,889,618)	(878,708)	$(4,582,390)

Investor C
Shares sold	1,261,942	$9,411,537	732,718	$4,266,648
Shares redeemed	(1,102,694)	(8,187,794)	(976,877)	(5,207,448)

Net increase (decrease)	159,248	$1,223,743	(244,159)	$(940,800)

Class R
Shares sold	208,277	$1,739,047	127,077	$784,567
Shares redeemed	(121,279)	(994,895)	(75,992)	(465,306)

Net increase	86,998	$744,152	51,085	$319,261

70	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	25,246,071	$850,022,169	24,766,679	$644,372,202
Shares issued in reinvestment of dividends	42,391	1,381,935	1,748	37,968

Total issued	25,288,462	851,404,104	24,768,427	644,410,170
Shares redeemed	(9,932,437)	(339,463,498)	(6,530,352)	(168,767,220)

Net increase	15,356,025	$511,940,606	18,238,075	$475,642,950

Service
Shares sold	2,012,161	$65,601,965	4,504,373	$107,437,507
Shares redeemed	(1,532,500)	(50,225,212)	(1,905,741)	(45,091,897)

Net increase	479,661	$15,376,753	2,598,632	$62,345,610

Investor A
Shares sold and automatic conversion of shares	15,243,015	$493,415,271	21,037,273	$512,086,999
Shares redeemed	(10,093,424)	(327,043,736)	(9,468,584)	(228,671,571)

Net increase	5,149,591	$166,371,535	11,568,689	$283,415,428

Investor B
Shares sold	43,870	$1,306,636	290,275	$6,365,540
Shares redeemed and automatic conversion of shares	(185,991)	(5,541,650)	(262,791)	(5,701,426)

Net increase (decrease)	(142,121)	$(4,235,014)	27,484	$664,114

Investor C
Shares sold	3,954,267	$117,580,359	5,102,977	$115,703,095
Shares redeemed	(1,957,272)	(58,126,374)	(1,809,799)	(39,875,611)

Net increase	1,996,995	$59,453,985	3,293,178	$75,827,484

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of their remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, Black Rock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio [five of the twenty-four series constituting BlackRock Funds (the “Trust”)] (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio of BlackRock Funds as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the taxable year ended September 30, 2010:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Foreign Source Income	Foreign Taxes Paid Per Share**
BlackRock Global Opportunities Portfolio	12/15/09	100.00%	65.98%	38.65%	$0.008191
BlackRock International Opportunities Portfolio	12/15/09	100.00%	—	62.97%	$0.036075
BlackRock U.S. Opportunities Portfolio	12/07/09	100.00%	100.00%	—	—

*	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 20, 2010 and May 18-19, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” each a “Fund,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM”) with respect to Global Opportunities Portfolio and the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFM, the “Sub-Advisors”) with respect to International Opportunities Portfolio (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with respect to Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18-19, 2010 Board meeting.

At an in-person meeting held on May 18-19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011, the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio for a one-year term ending June 30, 2011 and the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and, with respect to Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, Global Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that, in general, Health Sciences Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

The Board noted that, in general, each of International Opportunities Portfolio and U.S. Opportunities Portfolio performed better than its respective Peers in that the Fund’s performance was at or above the median of its respective Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that, in general, Science & Technology Opportunities Portfolio performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from the Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and their respective affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual advisory fee rate of each of Health Sciences Opportunities Portfolio and Science & Technology Opportunities Portfolio was lower than or equal to the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that Global Opportunities Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s contractual advisory fee rate was reasonable relative to the median contractual advisory fee rate paid by the Fund’s peers.

The Board noted that the contractual advisory fee rate of each of International Opportunities Portfolio and U.S. Opportunities Portfolio was above the median contractual advisory fee rate paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board also noted that with respect to Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and U.S. Opportunities Portfolio, BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable, and that with respect to Science & Technology Opportunities Portfolio, BlackRock has contractually and/or voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable. The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and

BLACKROCK FUNDS	SEPTEMBER 30, 2010	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2011, the continuation of the Sub-Advisory Agreement between the Manager and BFM with respect to Global Opportunities Portfolio for a one-year term ending June 30, 2011 and the continuation of the Sub-Advisory Agreement between the Manager and BIL with respect to International Opportunities Portfolio for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

76	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

BLACKROCK FUNDS	SEPTEMBER 30, 2010	77

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a trustee of the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

3	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

78	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	79

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor - Global Opportunities Portfolio

BlackRock Financial

Management, Inc.

New York, NY 10055

Sub-Advisor - International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

80	BLACKROCK FUNDS	SEPTEMBER 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2010	81

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	BlackRock LifePath	Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

82	BLACKROCK FUNDS	SEPTEMBER 30, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-9/10-AR

88	BLACKROCK FUNDS	SEPTEMBER 30, 2010

September 30, 2010

Annual Report

BlackRock Asset Allocation Portfolio | of BlackRock FundsSM

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding - have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25	13.35
International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, BlackRock Asset Allocation Portfolio’s (the “Fund”) Institutional Shares outperformed the blended benchmark (60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index), while the Fund’s Service, Investor A, Investor B, and Investor C Shares trailed the blended benchmark. All share classes outperformed the Barclays Capital US Aggregate Bond Index, but underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•	The principal detractors from overall performance were the Fund’s international equity and large-cap value exposures due to disappointing sector allocation and security selection.

•

Tactical allocation decisions among the major asset classes (i.e., stocks, bonds and cash) had a positive impact on performance, most notably with respect to favoring equities versus fixed income as equity returns outpaced fixed income over the 12-month period.

•

With regard to individual security selection, the large-cap growth and mid-cap value allocations delivered strong performance for the 12-month period. Despite high levels of volatility in the equity markets, the Fund’s mid-cap value holdings performed particularly well in the first and second quarters of 2010, while its large-cap growth holdings boosted returns during the fourth quarter of 2009 and third quarter of 2010. Security selection within the Fund’s fixed income portfolio also added to performance for the 12-month period.

Describe recent portfolio activity.

•

Notable portfolio changes during the 12-month period include an overall risk reduction in the first quarter of 2010 predicated by our concern that monetary tightening in emerging markets (especially China) could have a negative impact on investor sentiment and eventually derail the global economic recovery. Accordingly, the Fund was less exposed to equity markets until late spring when we began adding back to equity positions as sentiment improved and valuations became more attractive. In addition, we added exposure in the information technology sector where we saw solid growth prospects at attractive valuations.

Describe Fund positioning at period end.

•	The Fund ended the period with an overweight relative to the blended benchmark in equities and an underweight in fixed income.

•

Emerging markets are experiencing robust economic growth, fueled by infrastructure spending and an expanding middle class. In addition, many emerging economies run trade surpluses and have strong fiscal positions. The Fund’s equity portfolio is positioned to benefit from emerging markets growth through its holdings in companies that operate primarily in those high growth countries and via indirect exposure by holding large, multi-national corporations with a growing presence in those markets.

•

In contrast, economic growth in developed economies is challenged by weak private demand growth due to deleveraging consumers, high unemployment and increasing fiscal restraint from the government. Monetary authorities are committed to keeping interest rates low for an extended period of time as a result of low growth expectations for these economies and the ineffectiveness of fiscal measures to stimulate demand. Consequently, the absolute level of government bond yields has been relatively low, making it difficult for investors to achieve their required rates of return. Investors are therefore seeking yield from other fixed income assets, such as high yield bonds, investment grade credit, and mortgage-backed securities. The Fund’s fixed income portfolio is positioned to benefit from investor demand in these sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Fannie Mae	22%
U.S. Treasury Notes	5
Freddie Mac	4
U.S. Treasury Bonds	2
Morgan Stanley	1
Credit Suisse Group	1
Apple, Inc.	1
SLM Student Loan Trust	1
Citigroup, Inc.	1
Ginnie Mae	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	47%
U.S. Government Sponsored Agency Securities	28
Corporate Bonds	7
U.S. Treasury Obligations	7
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Foreign Agency Obligations	2
Foreign Government Obligations	1
Taxable Municipal Bonds	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies.

4	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.93%	9.99%	N/A	3.97%	N/A	4.84%	N/A
Service	1.86	9.74	N/A	3.71	N/A	4.59	N/A
Investor A	1.79	9.70	3.96%	3.60	2.48%	4.48	3.92%
Investor B	1.40	8.78	4.28	2.78	2.45	3.87	3.87
Investor C	1.40	8.86	7.86	2.86	2.86	3.75	3.75
60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index	1.83	9.86	N/A	3.21	N/A	2.62	N/A
S&P 500 Index	(1.42)	10.16	N/A	0.64	N/A	(0.43)	N/A
Barclays Capital US Aggregate Bond Index	6.05	8.16	N/A	6.20	N/A	6.41	N/A

5	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000	$1,019.30	$4.45	$1,000	$1,020.66	$4.46	0.88%
Service	$1,000	$1,018.60	$5.87	$1,000	$1,019.25	$5.87	1.16%
Investor A	$1,000	$1,017.90	$6.02	$1,000	$1,019.10	$6.02	1.19%
Investor B	$1,000	$1,014.00	$9.90	$1,000	$1,015.24	$9.90	1.96%
Investor C	$1,000	$1,014.00	$9.69	$1,000	$1,015.44	$9.70	1.92%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	7

Schedule of Investments September 30, 2010	(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%, 1/15/28(a)	USD	495	$503,667
Series 2010-1A, Class A, 5.56%, 8/15/35(a)		668	727,675
AmeriCredit Automobile Receivables Trust, Series 2008-2, Class A2,
4.26%, 8/06/12(b)		258	260,064
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2,
2.06%, 7/25/32(b)		15	6,513
Bank of America Auto Trust, Series 2009-2A, Class A3,
2.13%, 9/15/13(a)		1,430	1,447,687
Capital One Multi-Asset Execution Trust:
Series 2004-A8, Class A8, 0.39%, 8/15/14(b)		255	254,737
Series 2006-A5, Class A5, 0.32%, 1/15/16(b)		190	188,210
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.31%, 10/25/36(b)		68	66,462
Centex Home Equity Loan Trust:
Series 2002-A, Class MF2, 6.54%, 1/25/32(b)		185	25,058
Series 2003-B, Class M3, 3.36%, 6/25/33(b)		130	52,315
Citibank Omni Master Trust, Series 2009-A8, Class A8,
2.36%, 5/16/16(a)(b)		540	546,138
Conseco Financial Corp.:
Series 1996-6, Class A6, 7.95%, 9/15/27		191	195,068
Series 1996-7, Class A6, 7.65%, 10/15/27(b)		80	80,845
Countrywide Asset-Backed Certificates:
Series 2003-3, Class M6, 4.68%, 7/25/32(b)		3	423
Series 2003-BCI, Class M2, 3.26%, 9/25/32(b)		35	9,720
Series 2003-2, Class M2, 2.73%, 3/26/33(b)		123	14,372
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class M1,
5.77%, 5/25/35(c)		121	73,389
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	311	429,557
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A,
4.25%, 1/15/22(a)	USD	1,000	1,006,629
Harley-Davidson Motorcycle Trust, Series 2009-3, Class A2,
0.94%, 4/16/12		625	626,084
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.37%, 7/25/37(b)		147	145,027
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.62%, 11/25/35(b)		436	129,619
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.26%, 8/25/33(b)		33	17,270
Series 2004-1, Class M5, 1.91%, 2/25/34(b)		85	60,681
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A,
6.53%, 6/01/15		974	1,056,237
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		11	11,147
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.38%, 11/25/32(b)		16	7,166
Series 2003-4, Class A2, 0.90%, 7/25/33(b)		67	53,424
Series 2003-4, Class M5A, 5.88%, 7/25/33(b)		24	9,823
Series 2003-5, Class M4, 4.61%, 8/25/33(b)		23	4,483
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2, Class M3, 5.50%, 4/25/33(c)		55	9,244
Series 2007-RS2, Class A1, 0.38%, 5/25/37(b)		268	257,348
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB, 0.76%, 7/25/32(b)		31	16,466
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(a)		455	456,345
Series 2010-A, Class A3, 1.83%, 11/17/14(a)		350	353,785
Series 2010-2, Class B, 2.24%, 12/15/14		460	460,983
Series 2010-A, Class A4, 2.39%, 6/15/17(a)		180	183,449
Series 2010-2, Class C, 3.89%, 7/17/17		540	542,003
SLC Student Loan Trust, Series 2006-A, Class A4,
0.65%, 1/15/19(b)		250	226,227
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.60%, 10/25/16(b)		1,720	1,747,705
Series 2010-C, Class A1, 1.91%, 12/15/17(a)(b)		507	506,715
Series 2008-5, Class A3, 1.80%, 1/25/18(b)		540	556,405
Series 2005-4, Class A2, 0.58%, 4/26/21(b)		420	419,142
Series 2008-5, Class A4, 2.20%, 7/25/23(b)		1,270	1,330,463
Series 2009-B, Class A1, 6.26%, 7/15/42(a)(b)		553	541,924
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.71%, 1/21/11(a)(b)(d)		—	268

Total Asset-Backed Securities — 2.8%			15,617,962

Collateralized Debt Obligations — 0.0%
Knollwood Ltd., Series 2004-1A, Class C,
3.73%, 1/10/39(a)(b)		117	—

	Shares
Common Stocks
Aerospace & Defense — 0.8%
BE Aerospace, Inc.(e)		16,250	492,537
L-3 Communications Holdings, Inc.		9,900	715,473
Lockheed Martin Corp.		4,400	313,632
Meggitt Plc		128,100	597,132
Orbital Sciences Corp.(e)		22,250	340,425
Precision Castparts Corp.		2,400	305,640
Raytheon Co.		25,843	1,181,284
Safran SA		27,110	761,953

			4,708,076

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc.(e)		2,850	143,355

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Air Freight & Logistics (concluded)
Forward Air Corp.	2,750	$71,500
United Parcel Service, Inc. - Class B	26,400	1,760,616

		1,975,471

Airlines — 0.9%
Alaska Air Group, Inc.(e)	2,400	122,472
British Airways Plc(e)	98,300	375,284
Delta Air Lines, Inc.(e)	155,100	1,805,364
Deutsche Lufthansa AG(e)	20,900	383,865
Qantas Airways Ltd.(e)	155,300	419,022
Ryanair Holdings Plc - ADR	32,699	1,007,456
Southwest Airlines Co.	27,500	359,425
UAL Corp.(e)	27,700	654,551

		5,127,439

Auto Components — 0.7%
Aisin Seiki Co. Ltd.	10,300	322,330
Bridgestone Corp.	44,400	809,570
Cie Generale des Etablissements Michelin - Class B	4,500	343,150
Dana Holding Corp.(e)	22,400	275,968
GKN Plc	111,200	296,242
Hyundai Mobis	2,200	495,876
Lear Corp.(e)	4,100	323,613
Magna International, Inc. - Class A	2,900	238,554
TRW Automotive Holdings Corp.(e)	9,409	391,038
Valeo SA(e)	5,300	245,944
Westport Innovations, Inc. (acquired 9/15/04, cost $10,162)(e)(f)	2,086	36,554

		3,778,839

Automobiles — 0.5%
Astra International Tbk PT	84,000	533,062
Dongfeng Motor Group Co. Ltd. - H Shares	145,800	296,690
Ford Motor Co.(e)	54,600	668,304
Great Wall Motor Co. Ltd. - H Shares	133,000	358,350
Nissan Motor Co. Ltd.	64,400	563,978
Yamaha Motor Co. Ltd.(e)	18,000	270,921

		2,691,305

Beverages — 1.0%
Anheuser-Busch InBev NV	18,125	1,067,007
Britvic Plc	55,800	425,011
The Coca-Cola Co.	37,323	2,184,142
Coca-Cola Enterprises, Inc.	10,050	311,550
Constellation Brands, Inc. - Class A(e)	17,800	314,882
Dr Pepper Snapple Group, Inc.	23,800	845,376
Heckmann Corp.(e)	45,600	177,840
Molson Coors Brewing Co. - Class B	2,400	113,328
PepsiCo, Inc.	4,280	284,363

		5,723,499

Biotechnology — 0.5%
Alexion Pharmaceuticals, Inc.(e)	6,300	405,468
Amgen, Inc.(e)	10,200	562,122
BioMarin Pharmaceutical, Inc.(e)	2,400	53,640
Biospecifics Technologies Corp.(e)	3,900	104,988
Celgene Corp.(e)	2,300	132,503
Cubist Pharmaceuticals, Inc.(e)	7,650	178,933
Dendreon Corp.(e)	20,650	850,367
Gentium SpA - ADR(e)	2,800	19,852
Genzyme Corp.(e)	1,600	113,264
Human Genome Sciences, Inc.(e)	11,050	329,179
Pharmasset, Inc.(e)	3,900	115,050

		2,865,366

Building Products — 0.3%
Armstrong World Industries, Inc.(e)	4,400	182,644
Asahi Glass Co. Ltd.	29,800	303,920
Griffon Corp.(e)	7,100	86,549
KCC Corp.	1,100	354,116
Owens Corning(e)	28,100	720,203

		1,647,432

Capital Markets — 0.9%
Ameriprise Financial, Inc.	4,483	212,180
Apollo Investment Corp.	20,977	214,595
Ares Capital Corp.	22,134	346,397
Daishin Securities Co. Ltd.	11,300	148,510
Franklin Resources, Inc.	1,850	197,765
The Goldman Sachs Group, Inc.	3,125	451,813
Greenhill & Co., Inc.	2,200	174,504
Invesco Ltd.	4,870	103,391
Jefferies Group, Inc.	27,900	633,051
Matsui Securities Co. Ltd.	37,400	209,449
MF Global Holdings Ltd.(e)	14,150	101,880
Morgan Stanley	12,402	306,081
Och-Ziff Capital Management Group LLC - Class A	15,500	230,950
Schroders Plc	17,300	391,158
Treasure Island Royalty Trust(e)	217,129	466,827
UBS AG(e)	52,124	887,449

		5,076,000

Chemicals — 1.7%
Agrium, Inc.	11,150	836,139
Air Water, Inc.	57,000	677,459
Albemarle Corp.	4,200	196,602
Ashland, Inc.	19,854	968,280
Cabot Corp.	9,500	309,415
Celanese Corp. - Series A	9,500	304,950
Cytec Industries, Inc.	9,600	541,248
E.I. du Pont de Nemours & Co.	11,216	500,458
Ecolab, Inc.	12,600	639,324
FMC Corp.	3,250	222,333
Georgia Gulf Corp.(e)	7,050	115,197
Intrepid Potash, Inc.(e)	3,950	102,977
Lanxess AG	7,500	410,211
The Lubrizol Corp.	3,523	373,332
Rhodia SA	11,700	280,561
RPM International, Inc.	5,600	111,552
Sinofert Holdings Ltd.(e)	1,083,900	623,661
Solutia, Inc.(e)	4,100	65,682
Symrise AG	10,900	302,942
Syngenta AG	3,011	749,022
Yara International ASA	14,300	649,915
Zeon Corp.	99,000	821,967

		9,803,227

Commercial Banks — 2.3%
Associated Banc-Corp	18,700	246,653
Bangkok Bank Public Co. Ltd.	40,600	182,812
Bank Central Asia Tbk PT	653,500	490,221
The Bank of Yokohama Ltd.	33,000	154,206
Boston Private Financial Holdings, Inc.	26,700	174,618

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Commercial Banks (concluded)
The Chiba Bank Ltd.	26,500	$154,729
China Construction Bank Corp. - H Shares	743,000	649,382
Credit Agricole SA	43,102	675,191
DBS Group Holdings Ltd.	78,660	841,548
Fifth Third Bancorp	69,700	838,491
Fulton Financial Corp.	39,000	353,340
HSBC Holdings Plc	129,728	1,312,319
Itau UniBanco Holding SA - ADR	27,630	668,093
KBC Groep NV(e)	13,966	626,869
KeyCorp	27,800	221,288
Mega Financial Holding Co. Ltd.	271,400	182,267
National Bank of Canada	6,600	416,501
Raiffeisen International Bank Holding AG	3,200	149,472
Regions Financial Corp.	88,300	641,941
Standard Chartered Plc	31,829	913,951
SunTrust Banks, Inc.	6,300	162,729
SVB Financial Group(e)	4,700	198,904
TCF Financial Corp.	21,100	341,609
Union Bank of India	71,600	620,570
Wells Fargo & Co.	53,367	1,341,113
Wing Hang Bank Ltd.	14,500	173,568
Zions Bancorporation	11,750	250,980

		12,983,365

Commercial Services & Supplies — 0.4%
Alexco Resource Corp.(e)	17,322	80,326
Avery Dennison Corp.	9,800	363,776
Clean Harbors, Inc.(e)	1,600	108,400
Corrections Corp. of America(e)	11,700	288,756
IESI-BFC Ltd.	1,000	22,890
R.R. Donnelley & Sons Co.	21,400	362,944
Republic Services, Inc.	12,000	365,880
RPS Group Plc	95,000	278,856
SYKES Enterprises, Inc.(e)	9,998	135,773

		2,007,601

Communications Equipment — 1.0%
Alcatel-Lucent - ADR(e)	71,800	242,684
Blue Coat Systems, Inc.(e)	1,700	40,902
Ciena Corp.(e)	9,500	147,915
Cisco Systems, Inc.(e)	69,544	1,523,014
F5 Networks, Inc.(e)	9,100	944,671
Harris Corp.	3,771	167,018
Motorola, Inc.(e)	65,088	555,201
Polycom, Inc.(e)	5,900	160,952
QUALCOMM, Inc.	20,700	933,984
Riverbed Technology, Inc.(e)	2,100	95,718
Telefonaktiebolaget LM Ericsson - B Shares	89,340	979,787

		5,791,846

Computers & Peripherals — 2.1%
Apple, Inc.(e)	21,112	5,990,530
Dell, Inc.(e)	22,700	294,192
Fujitsu Ltd.	104,000	731,721
Hewlett-Packard Co.	8,225	346,026
Lexmark International, Inc. - Class A(e)	12,400	553,288
NetApp, Inc.(e)	35,700	1,777,503
Seagate Technology Plc(e)	87,200	1,027,216
Western Digital Corp.(e)	32,600	925,514

		11,645,990

Construction & Engineering — 0.4%
Carillion Plc	62,500	307,982
Chicago Bridge & Iron Co. NV(e)	6,450	157,703
FLSmidth & Co. A/S	6,600	480,298
Fluor Corp.	6,000	297,180
KBR, Inc.	24,000	591,360
Quanta Services, Inc.(e)	13,100	249,948

		2,084,471

Consumer Finance — 0.5%
American Express Co.	24,575	1,032,887
AmeriCredit Corp.(e)	700	17,122
Capital One Financial Corp.	21,800	862,190
Cardtronics, Inc.(e)	4,300	66,349
Dollar Financial Corp.(e)	9,700	202,439
SLM Corp.(e)	31,200	360,360

		2,541,347

Containers & Packaging — 0.3%
Crown Holdings, Inc.(e)	9,400	269,404
DS Smith Plc	165,600	389,288
Owens-Illinois, Inc.(e)	15,420	432,685
Sealed Air Corp.	25,700	577,736

		1,669,113

Distributors — 0.2%
CFAO SA	17,595	702,688
Inchcape Plc(e)	56,540	277,245

		979,933

Diversified Consumer Services — 0.1%
DeVry, Inc.	3,300	162,393
Grand Canyon Education, Inc.(e)	5,750	126,097
H&R Block, Inc.	3,600	46,620

		335,110

Diversified Financial Services — 1.7%
Bank of America Corp.	151,450	1,985,509
Citigroup, Inc.(e)	345,148	1,346,077
CME Group, Inc.	800	208,360
Deutsche Boerse AG	2,800	186,840
IG Group Holdings Plc	33,600	262,711
ING Groep NV - Preference Shares(e)	94,671	981,799
Investor AB - B Shares	42,070	856,562
JPMorgan Chase & Co.	30,125	1,146,859
London Stock Exchange Group Plc	14,300	153,044
Moody’s Corp.(g)	55,800	1,393,884
MSCI, Inc. - Class A(e)	4,150	137,822
NYSE Euronext, Inc.	5,300	151,421
PHH Corp.(e)	16,900	355,914
Pohjola Bank Plc	16,100	196,304

		9,363,106

Diversified Telecommunication Services — 0.9%
AT&T Inc.	49,075	1,403,545
Cbeyond, Inc.(e)	14,000	179,620
CenturyLink, Inc.	4,932	194,617
Frontier Communications Corp.	22,207	181,431
Koninklijke KPN NV	44,955	696,523
Qwest Communications International, Inc.	99,700	625,119
Verizon Communications, Inc.	42,054	1,370,540
Windstream Corp.	14,354	176,411

		4,827,806

Electric Utilities — 0.8%
American Electric Power Co., Inc.	8,650	313,389
Cia Energetica de Minas Gerais SA - ADR	22,610	370,578

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Electric Utilities (concluded)
Duke Energy Corp.	11,798	$208,943
Edison International	21,975	755,720
Entergy Corp.	3,410	260,967
Northeast Utilities	10,750	317,877
NV Energy, Inc.	70,300	924,445
Pepco Holdings, Inc.	30,500	567,300
PPL Corp.	14,300	389,389
Westar Energy, Inc.	14,200	344,066

		4,452,674

Electrical Equipment — 0.2%
AMETEK, Inc.	6,700	320,059
ITM Power Plc(e)	12,000	6,032
Nidec Corp.	1,000	88,925
Rockwell Automation, Inc.	4,870	300,625
Tognum AG	27,800	616,586

		1,332,227

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp. - Class A	5,900	288,982
Anixter International, Inc.(e)	4,729	255,319
AU Optronics Corp. - ADR(e)	29,069	304,062
China Security & Surveillance Technology, Inc.(e)	39,300	218,508
Corning, Inc.	44,100	806,148
Fabrinet(e)	6,000	94,920
FUJIFILM Holdings Corp.	21,400	710,614
Hitachi Ltd.	52,000	227,609
Hollysys Automation Technologies Ltd.(e)	13,200	147,708
Ingram Micro, Inc. - Class A(e)	14,000	236,040
Shimadzu Corp.	33,200	255,374
Tech Data Corp.(e)	5,390	217,217
Tyco Electronics Ltd.	12,300	359,406
Venture Corp. Ltd.	37,000	276,206
Vishay Intertechnology, Inc.(e)	57,500	556,600

		4,954,713

Energy Equipment & Services — 1.2%
Baker Hughes, Inc.	4,600	195,960
Cameron International Corp.(e)	14,300	614,328
Ensco Plc - ADR	1,600	71,568
Exterran Holdings, Inc.(e)	16,500	374,715
Gasfrac Energy Services, Inc.(e)	4,200	25,104
Geokinetics, Inc.(e)	14,500	89,900
Halliburton Co.	19,130	632,629
McDermott International, Inc.(e)	39,000	576,420
Nabors Industries Ltd.(e)	13,600	245,616
Noble Corp.	12,415	419,503
Schlumberger Ltd.	41,397	2,550,469
Superior Energy Services, Inc.(e)	13,855	369,790
Technicoil Corp.(e)	12,900	11,535
Technicoil Corp. (acquired 6/15/04, cost $24,418)(e)(f)	33,500	29,954
Wavefront Technology Solutions, Inc.(e)	13,900	18,643
Weatherford International Ltd.(e)	13,100	224,010
Xtreme Coil Drilling Corp.(e)	11,200	39,296

		6,489,440

Food & Staples Retailing — 0.7%
Casino Guichard Perrachon SA	3,300	302,383
The Kroger Co.	41,300	894,558
Safeway, Inc.	23,680	501,069
Wal-Mart Stores, Inc.	13,349	714,438
Whole Foods Market, Inc.(e)	24,000	890,640
WM Morrison Supermarkets Plc	167,872	780,735

		4,083,823

Food Products — 1.5%
Aryzta AG	7,100	310,653
Associated British Foods Plc	40,347	665,189
ConAgra Foods, Inc.	38,375	841,947
Corn Products International, Inc.	15,300	573,750
Del Monte Foods Co.	31,296	410,291
Diamond Foods, Inc.	3,350	137,317
Greencore Group Plc	127,300	202,830
The Hershey Co.	5,561	264,648
Indofood Agri Resources Ltd.(e)	263,000	451,417
The J.M. Smucker Co.	8,121	491,564
Kernel Holding SA(e)	7,200	163,526
Nestle SA	37,015	1,973,175
Nong Shim Co. Ltd.	1,100	210,013
Nutreco Holding NV	4,500	329,284
Parmalat SpA	92,300	237,149
Tate & Lyle Plc	40,500	297,175
Tyson Foods, Inc. - Class A	54,600	874,692

		8,434,620

Gas Utilities — 0.2%
ONEOK, Inc.	3,925	176,782
Osaka Gas Co. Ltd.	134,000	483,284
Questar Corp.	32,500	569,725

		1,229,791

Health Care Equipment & Supplies — 0.6%
Alere, Inc.(e)	7,500	231,975
Ansell Ltd.	48,218	623,143
Arthrocare Corp.(e)	4,100	111,438
Beckman Coulter, Inc.	2,200	107,338
CareFusion Corp.(e)	3,600	89,424
Cie Generale d’Optique Essilor International SA	9,795	674,504
Conceptus, Inc.(e)	9,300	127,875
The Cooper Cos., Inc.	2,748	127,013
Gen-Probe, Inc.(e)	5,700	276,222
Getinge AB - B Shares	6,500	151,985
Hologic, Inc.(e)	21,400	342,614
Merit Medical Systems, Inc.(e)	4,700	74,683
ResMed, Inc. - CDI(e)	1,200	3,940
Sirona Dental Systems, Inc.(e)	5,200	187,408
SonoSite, Inc.(e)	5,275	176,765
Zimmer Holdings, Inc.(e)	2,800	146,524

		3,452,851

Health Care Providers & Services — 2.1%
Aetna, Inc.	36,883	1,165,872
Cardinal Health, Inc.	24,225	800,394
CIGNA Corp.	22,287	797,429
Coventry Health Care, Inc.(e)	27,400	589,922
Emergency Medical Services Corp. - Class A(e)	1,000	53,250
Express Scripts, Inc.(e)	31,800	1,548,660
Fresenius Medical Care AG & Co. KGaA	4,900	302,618
Health Net, Inc.(e)	20,200	549,238
HealthSouth Corp.(e)	8,100	155,520
Healthways, Inc.(e)	800	9,312
Humana, Inc.(e)	11,900	597,856
Lincare Holdings, Inc.	62,075	1,557,462
McKesson Corp.	3,400	210,052
MEDNAX, Inc.(e)	7,180	382,694

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care Providers & Services (concluded)
Rhoen-Klinikum AG	3,400	$75,007
UnitedHealth Group, Inc.	36,775	1,291,170
Universal Health Services, Inc. - Class B	11,000	427,460
WellCare Health Plans, Inc.(e)	2,100	60,816
WellPoint, Inc.(e)	23,000	1,302,720

		11,877,452

Health Care Technology — 0.2%
Cerner Corp.(e)	11,600	974,284

Hotels, Restaurants & Leisure — 1.5%
7 Days Group Holdings Ltd. - ADR(e)	13,700	246,463
Bally Technologies, Inc.(e)	2,500	87,375
Buffalo Wild Wings, Inc.(e)	2,000	95,780
bwin Interactive Entertainment AG	3,400	176,211
Ctrip.com International Ltd. - ADR(e)	18,700	892,925
Darden Restaurants, Inc.	10,450	447,051
Domino’s Pizza UK & IRL Plc	35,800	264,163
Fu Ji Food & Catering Services Holdings Ltd.(e)	208,300	268
Gaylord Entertainment Co.(e)	3,400	103,700
Home Inns & Hotels Management, Inc. - ADR(e)	4,100	202,704
InterContinental Hotels Group Plc	24,918	444,936
Jack in the Box, Inc.(e)	5,550	118,992
Las Vegas Sands Corp.(e)	39,700	1,383,545
McDonald’s Corp.	5,625	419,119
Melco Crown Entertainment Ltd. - ADR(e)	33,500	170,515
MGM Resorts International(e)(g)	6,800	76,704
PartyGaming Plc(e)	71,300	308,189
Pinnacle Entertainment, Inc.(e)	4,000	44,600
REXLot Holdings Ltd.	2,810,000	267,242
Scientific Games Corp. - Class A(e)	49,700	482,090
Starbucks Corp.	35,700	913,206
Starwood Hotels & Resorts Worldwide, Inc.	14,300	751,465
Vail Resorts, Inc.(e)	4,500	168,840
Wynn Macau Ltd.(e)	282,400	485,949

		8,552,032

Household Durables — 0.5%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,840	590,261
Deer Consumer Products, Inc.(e)	20,600	197,966
Libbey, Inc.(e)	2,800	36,876
MDC Holdings, Inc.	7,200	209,016
Newell Rubbermaid, Inc.	13,600	242,216
PDG Realty SA Empreendimentos e Participacoes	9,200	109,400
Stanley Black & Decker, Inc.	16,600	1,017,248
Whirlpool Corp.	2,879	233,084

		2,636,067

Household Products — 0.5%
Church & Dwight Co., Inc.	900	58,446
Kimberly-Clark Corp.	4,625	300,856
The Procter & Gamble Co.	45,380	2,721,439

		3,080,741

Independent Power Producers & Energy Traders — 0.4%
AES Tiete SA - Preference Shares	16,800	223,007
Calpine Corp.(e)	7,800	97,110
Constellation Energy Group, Inc.	17,275	556,946
Mirant Corp.(e)	49,100	489,036
NRG Energy, Inc.(e)	38,460	800,737

		2,166,836

Industrial Conglomerates — 0.5%
3M Co.	2,100	182,091
General Electric Co.	81,533	1,324,911
Keppel Corp. Ltd.	142,000	969,398
Tyco International Ltd.	3,725	136,819

		2,613,219

Insurance — 1.9%
ACE Ltd.	2,825	164,556
Aegon NV(e)	32,300	193,899
AFLAC, Inc.	3,775	195,205
Allianz SE	8,665	978,950
The Allstate Corp.	5,525	174,314
American Financial Group, Inc.	19,000	581,020
AON Corp.	9,700	379,367
Aspen Insurance Holdings Ltd.	19,200	581,376
Assurant, Inc.	14,300	582,010
AXIS Capital Holdings Ltd.	9,310	306,671
Berkshire Hathaway, Inc. - Class B(e)	5,310	439,031
Flagstone Reinsurance Holdings SA	17,600	186,736
Fondiaria-Sai SpA	12,400	125,436
Genworth Financial, Inc. - Class A(e)	12,000	146,640
The Hanover Insurance Group, Inc.	7,387	347,189
The Hartford Financial Services Group, Inc.	6,050	138,847
HCC Insurance Holdings, Inc.	14,610	381,175
Legal & General Group Plc	218,900	356,048
Lincoln National Corp.	10,600	253,552
Loews Corp.	9,500	360,050
Porto Seguro SA	10,900	139,084
Protective Life Corp.	4,800	104,448
Prudential Financial, Inc.	8,190	443,734
Prudential Plc	74,347	742,937
Sul America SA	11,900	132,785
Swiss Reinsurance Co. Ltd.	5,800	254,422
Topdanmark A/S(e)	2,100	263,978
The Travelers Cos., Inc.	12,775	665,577
Unitrin, Inc.	4,600	112,194
Unum Group	26,400	584,760
XL Group Plc	20,050	434,283

		10,750,274

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.(e)	16,722	2,626,357
Liberty Media Corp. - Interactive(e)	12,800	175,488
NetFlix, Inc.(e)	7,800	1,264,848
Shutterfly, Inc.(e)	3,550	92,265
Yoox SpA(e)	14,300	146,384

		4,305,342

Internet Software & Services — 1.1%
Akamai Technologies, Inc.(e)	15,000	752,700
AOL, Inc.(e)	22,600	559,350
Baidu, Inc. - ADR(e)	9,000	923,580
Constant Contact, Inc.(e)	3,950	84,649
Google, Inc. - Class A(e)	6,222	3,271,465
GSI Commerce, Inc.(e)	6,150	151,905
NIC, Inc.	13,100	108,599
Open Text Corp.(e)	6,600	310,464
SouFun Holdings Ltd. - ADR(e)	700	45,626
Yahoo!, Inc.(e)	15,200	215,384

		6,423,722

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
IT Services — 0.9%
Alliance Data Systems Corp.(e)(g)	5,900	$385,034
Amdocs Ltd.(e)	10,700	306,662
Camelot Information Systems, Inc. - ADS(e)	10,200	179,214
Cap Gemini SA	6,400	321,317
Cognizant Technology Solutions Corp. - Class A(e)	15,400	992,838
CoreLogic, Inc.	13,200	252,912
Dimension Data Holdings Plc	129,600	243,589
ExlService Holdings, Inc.(e)	14,298	278,096
Gartner, Inc.(e)	12,250	360,640
Genpact Ltd.(e)	12,700	225,171
Global Cash Access Holdings, Inc.(e)	20,800	84,864
International Business Machines Corp.	5,986	802,962
Lender Processing Services, Inc.	7,575	251,717
RightNow Technologies, Inc.(e)	8,900	175,330
Sapient Corp.	9,650	115,511

		4,975,857

Leisure Equipment & Products — 0.1%
Jakks Pacific, Inc.(e)	200	3,528
Mattel, Inc.	21,800	511,428

		514,956

Life Sciences Tools & Services — 0.6%
Bruker Corp.(e)	9,250	129,777
Covance, Inc.(e)	23,900	1,118,281
ICON Plc - ADR(e)	7,650	165,393
Illumina, Inc.(e)	17,500	861,000
Lonza Group AG	3,100	264,984
Sequenom, Inc.(e)	7,500	52,575
Thermo Fisher Scientific, Inc.(e)	13,100	627,228

		3,219,238

Machinery — 2.6%
Briggs & Stratton Corp.	12,300	233,823
Caterpillar, Inc.	9,801	771,143
Cummins, Inc.	14,600	1,322,468
Danaher Corp.	50,400	2,046,744
GEA Group AG	24,200	604,674
Invensys Plc	125,500	589,251
Joy Global, Inc.	24,500	1,722,840
The Manitowoc Co., Inc.	50,300	609,133
Metso Oyj	31,018	1,424,125
Nabtesco Corp.	38,300	625,467
NSK Ltd.	75,000	508,825
Oshkosh Corp.(e)	8,700	239,250
PACCAR, Inc.	36,700	1,767,105
Railpower Technologies Corp.(e)	17,600	—
Terex Corp.(e)	9,300	213,156
THK Co. Ltd.	27,000	506,997
Timken Co.	25,420	975,111
Titan International, Inc.	1,600	21,712
Trinity Industries, Inc.	29,800	663,646

		14,845,470

Marine — 0.1%
Nippon Yusen Kabushiki Kaisha	76,200	312,348
Orient Overseas International Ltd.	27,500	219,087

		531,435

Media — 1.6%
Aegis Group Plc	145,500	282,713
Cablevision Systems Corp. - Class A	10,700	280,233
CBS Corp. - Class B	107,400	1,703,364
CKX, Inc.(e)	69,500	340,550
Comcast Corp. - Class A	50,075	905,356
DIRECTV - Class A(e)	4,398	183,089
DISH Network Corp. - Class A	7,800	149,448
DreamWorks Animation SKG, Inc. - Class A(e)	7,450	237,729
Gannett Co., Inc.	43,100	527,113
The Interpublic Group of Cos., Inc.(e)	33,200	332,996
Kabel Deutschland Holding AG(e)	3,100	122,979
Liberty Global, Inc. - Class A(e)	10,200	314,262
Live Nation Entertainment, Inc.(e)	13,300	131,404
The McGraw-Hill Cos., Inc.	3,850	127,281
Naspers Ltd. - N Shares	6,400	312,306
News Corp. - Class A	74,625	974,603
Reed Elsevier NV	16,200	204,640
SES SA	34,119	815,677
STW Communications Group Ltd.	176,500	139,315
Time Warner Cable, Inc.	1,771	95,617
Valassis Communications, Inc.(e)	900	30,501
Viacom, Inc. - Class B	9,450	341,995
Wolters Kluwer NV	12,100	254,287
Woongjin Thinkbig Co. Ltd.	13,770	302,445

		9,109,903

Metals & Mining — 1.8%
Agnico-Eagle Mines Ltd.	5,200	369,356
Alamos Gold, Inc.	27,100	461,983
Archipelago Resources Plc(e)	78,900	49,887
Baja Mining Corp.(e)	59,300	59,940
BHP Billiton Plc	24,564	783,404
Century Aluminum Co.(e)	19,384	255,287
China Molybdenum Co. Ltd. - H Shares	539,200	386,044
Cliffs Natural Resources, Inc.	1,814	115,951
Crosshair Exploration & Mining Corp.(e)	5,600	1,198
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,372)(e)(f)	5,300	1,133
Eldorado Gold Corp.	30,262	559,416
European Goldfields Ltd.(e)	12,100	128,185
Freeport-McMoRan Copper & Gold, Inc.	13,132	1,121,341
Gem Diamonds Ltd.(e)	51,100	160,067
Gold Reserve, Inc.(e)	26,280	33,113
Grande Cache Coal Corp.(e)	6,600	40,605
Kazakhmys Plc	21,700	495,035
Kinross Gold Corp.	22,235	417,796
Lake Shore Gold Corp.(e)	17,719	61,997
Lynas Corp. Ltd.(e)	239,600	317,269
Minefinders Corp. Ltd.(e)	40,000	392,400
Newcrest Mining Ltd.	18,307	700,644
OZ Minerals Ltd.	195,600	274,769
Rio Tinto Ltd.	14,714	1,093,441
Silvercorp Metals, Inc.	50,800	417,697
Sumitomo Metal Industries Ltd.	228,000	576,333
Sunridge Gold Corp.(e)	146,757	119,813
Walter Energy, Inc.	2,700	219,483
Western Coal Corp.(e)	7,800	44,500
Yamana Gold, Inc.	40,900	466,281

		10,124,368

Multiline Retail — 0.9%
Dollarama, Inc.(a)(e)	15,100	396,982
Golden Eagle Retail Group Ltd.	97,000	274,388
Kohl’s Corp.(e)	25,877	1,363,200
Macy’s, Inc.	44,350	1,024,041
Mothercare Plc	23,800	195,193

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Multiline Retail (concluded)
Next Plc	5,800	$202,191
Nordstrom, Inc.	3,600	133,920
PPR	1,600	259,584
Saks, Inc.(e)	15,200	130,720
Target Corp.	22,900	1,223,776

		5,203,995

Multi-Utilities — 0.7%
Centrica Plc	161,014	818,545
CMS Energy Corp.	51,300	924,426
DTE Energy Co.	5,925	272,135
Integrys Energy Group, Inc.	10,400	541,424
NiSource, Inc.	33,900	589,860
TECO Energy, Inc.	19,963	345,759
Wisconsin Energy Corp.	6,680	386,104

		3,878,253

Office Electronics — 0.3%
Canon, Inc.	23,200	1,083,580
Xerox Corp.	40,550	419,693

		1,503,273

Oil, Gas & Consumable Fuels — 6.2%
Adaro Energy Tbk PT	1,539,700	349,133
Afren Plc(e)	25,300	43,956
Alpha Natural Resources, Inc.(e)	6,937	285,458
Anadarko Petroleum Corp.	16,200	924,210
Arcan Resources Ltd.(e)	7,500	34,260
Arch Coal, Inc.	31,700	846,707
Atlas Energy, Inc.(e)	28,900	827,696
ATP Oil & Gas Corp.(e)(g)	4,300	58,695
Banpu Public Co. Ltd.	13,300	313,796
Bellatrix Exploration Ltd.(e)	11,382	43,143
BG Group Plc	49,521	871,921
Cairn Energy Plc(e)	121,384	866,243
Carrizo Oil & Gas, Inc.(e)	8,100	193,914
Chesapeake Energy Corp.	8,325	188,561
Chevron Corp.	15,405	1,248,575
Cimarex Energy Co.	6,763	447,575
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $63,400)(e)(f)	40,320	53,295
Clayton Williams Energy, Inc.(e)	19,123	967,433
Compton Petroleum Corp. (acquired 9/24/04, cost $26,522)(e)(f)	3,800	1,957
Comstock Resources, Inc.(e)	1,400	31,486
Connacher Oil & Gas Ltd.(e)	239,400	279,211
ConocoPhillips	11,268	647,121
CONSOL Energy, Inc.	34,489	1,274,713
Crew Energy, Inc.(e)	30,300	536,265
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(e)(f)	9,400	166,366
Crocotta Energy, Inc.(e)	20,500	34,469
Daylight Energy Ltd.	61,630	590,004
DeeThree Exploration Ltd.(e)	31,400	108,339
Delphi Energy Corp.(e)	24,700	58,095
Devon Energy Corp.	4,964	321,369
Endeavour International Corp.(e)	44,200	57,018
Energy XXI Bermuda Ltd.(e)	19,270	445,330
EOG Resources, Inc.	15,000	1,394,550
EQT Corp.	20,870	752,572
EXCO Resources, Inc.	15,500	230,485
Exxon Mobil Corp.	19,648	1,214,050
Fairborne Energy Ltd.(e)	16,182	66,684
Far East Energy Corp.(e)	300,900	162,486
Galleon Energy, Inc. - Class A(e)	33,617	115,008
Galleon Energy, Inc. - Class A (acquired 2/09/04, cost $12,571)(e)(f)	6,300	21,553
Gastar Exploration Ltd.(e)	3,180	12,784
GMX Resources, Inc.(e)	8,612	41,854
Goodrich Petroleum Corp.(e)	18,400	268,088
Gran Tierra Energy, Inc.(e)	85,600	660,573
Heritage Oil Plc(e)	40,000	186,742
Hess Corp.	6,066	358,622
InterOil Corp.(e)	1,200	82,128
Ithaca Energy, Inc.(e)	5,300	9,530
James River Coal Co.(e)	2,300	40,319
Longview Energy Co. (acquired 8/13/04, cost $48,000)(e)(f)	3,200	32,576
Lynden Energy Corp.(e)	3,500	1,667
Magnum Hunter Resources Corp.(e)	22,800	94,392
Marathon Oil Corp.	30,600	1,012,860
Massey Energy Co.	75,838	2,352,495
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(e)(f)	8,685	116,813
McMoRan Exploration Co.(e)	5,000	86,050
Midway Energy Ltd.(e)	841	2,975
NAL Oil & Gas Trust	396	4,438
Newfield Exploration Co.(e)	7,085	406,962
Niko Resources Ltd.	3,700	364,138
Noble Energy, Inc.	2,500	187,725
Novus Energy, Inc.(e)	27,400	22,902
Occidental Petroleum Corp.	1,708	133,736
Open Range Energy Corp.(e)	1,975	2,553
Pace Oil and Gas Ltd.(e)	6,960	52,628
Pace Oil and Gas Ltd. (acquired 9/29/05, cost $39,607)(e)(f)	1,160	8,771
Pacific Rodera Energy, Inc.(e)	37,300	10,151
Pacific Rubiales Energy Corp.(e)	19,000	534,231
Pan Orient Energy Corp.(e)	25,700	186,587
Paramount Resources Ltd. - Class A(e)	15,500	306,716
Patriot Coal Corp.(e)	2,798	31,925
Peabody Energy Corp.	26,498	1,298,667
Penn Virginia Corp.	30,000	481,200
Penn West Energy Trust	10,319	206,801
Petrohawk Energy Corp.(e)	36,600	590,724
Petrolifera Petroleum Ltd.(e)	30,150	23,149
Pioneer Natural Resources Co.	1,900	123,557
Plains Exploration & Production Co.(e)	38,200	1,018,794
ProspEx Resources Ltd.(e)	43,140	56,184
QEP Resources, Inc.	8,280	249,559
Quicksilver Resources, Inc.(e)	10,200	128,520
Range Resources Corp.	14,000	533,820
Rosetta Resources, Inc.(e)	11,300	265,437
SM Energy Co.	2,900	108,634
Sonde Resources Corp.(e)	11,460	34,380
Stone Energy Corp.(e)	561	8,264
Straits Asia Resources Ltd.	110,800	185,406
Sunoco, Inc.	14,600	532,900
Total SA	21,324	1,101,831
Trilogy Energy Corp.	9,300	103,856
Trioil Resources Ltd. - Class A(e)	402	2,059
Tullow Oil Plc	30,017	600,881
Ultra Petroleum Corp.(e)	8,900	373,622
Ultrapar Participacoes SA - Preference Shares	9,332	560,527
Uranium One, Inc.(e)	25,970	87,585
Valero Energy Corp.	35,800	626,858

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Vero Energy, Inc.(e)	2,687	$17,445
Vero Energy, Inc. (acquired 11/28/05, cost $3,345)(e)(f)	1,759	11,420
Warren Resources, Inc.(e)	8,334	33,086
Whiting Petroleum Corp.(e)	2,900	276,979
The Williams Cos., Inc.	31,500	601,965

		34,931,743

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.(a)(e)	36,547	88,091
International Paper Co.	45,175	982,556
MeadWestvaco Corp.	24,900	607,062
Weyerhaeuser Co.	37,300	587,848

		2,265,557

Personal Products — 0.4%
Avon Products, Inc.	53,000	1,701,830
Herbalife Ltd.	2,468	148,944
Hypermarcas SA(e)	25,400	389,707

		2,240,481

Pharmaceuticals — 1.7%
Abbott Laboratories	28,400	1,483,616
Akorn, Inc.(e)	2,550	10,302
Auxilium Pharmaceuticals, Inc.(e)	1,500	37,170
Bristol-Myers Squibb Co.	4,242	115,001
Depomed, Inc.(e)	21,200	94,976
Eli Lilly & Co.	34,857	1,273,326
Forest Laboratories, Inc.(e)	7,950	245,893
GlaxoSmithKline Plc	57,166	1,127,589
Glenmark Pharmaceuticals Ltd.	21,500	143,287
H. Lundbeck A/S	7,900	139,263
Jazz Pharmaceuticals, Inc.(e)	10,300	110,519
Johnson & Johnson	10,775	667,619
King Pharmaceuticals, Inc.(e)	88,000	876,480
Merck & Co., Inc.	8,106	298,382
Mylan, Inc.(e)	4,700	88,407
Novartis AG	23,994	1,381,045
Pfizer, Inc.	58,987	1,012,807
Shire Plc - ADR	1,850	124,468
Watson Pharmaceuticals, Inc.(e)	4,400	186,164

		9,416,314

Professional Services — 0.4%
The Corporate Executive Board Co.	5,000	157,800
Heidrick & Struggles International, Inc.	2,700	52,596
IHS, Inc. - Class A(e)	2,950	200,600
Manpower, Inc.	24,500	1,278,900
Robert Half International, Inc.	3,400	88,400
Towers Watson & Co. - Class A	4,100	201,638
Verisk Analytics, Inc. - Class A(e)	4,900	137,249

		2,117,183

Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.(g)	5,000	350,000
American Capital Agency Corp.	5,926	157,454
Annaly Capital Management, Inc.	18,857	331,883
CFS Retail Property Trust	41,700	76,513
Champion REIT	880,400	453,565
Chimera Investment Corp.	96,700	381,965
Corio NV	1,700	116,272
DuPont Fabros Technology, Inc.	12,800	321,920
Eurocommercial Properties NV	2,700	125,328
Fonciere Des Regions	3,000	320,382
Hammerson Plc	40,000	247,968
Hospitality Properties Trust	3,500	78,155
Mack-Cali Realty Corp.	9,200	300,932
MFA Financial, Inc.	40,300	307,489
Segro Plc	51,550	221,482
Simon Property Group, Inc.	4,030	373,741
Suntec Real Estate Investment Trust	367,900	422,720
Unibail-Rodamco SE	1,500	333,059
U-Store-It Trust	32,600	272,210
Wereldhave NV	500	48,525

		5,241,563

Real Estate Management & Development — 0.4%
Beni Stabili SpA(e)	17,400	15,893
Castellum AB	7,100	94,680
Forestar Group, Inc.(e)	25,400	433,070
Goldcrest Co. Ltd.	6,600	124,505
Hang Lung Properties Ltd.	136,000	662,300
New World Development Ltd.	201,100	403,973
PSP Swiss Property AG(e)	1,900	140,389
Tokyo Tatemono Co. Ltd.	40,000	153,527

		2,028,337

Road & Rail — 0.4%
Canadian Pacific Railway Ltd.	3,800	232,159
Hertz Global Holdings, Inc.(e)	36,900	390,771
Northgate Plc(e)	77,200	262,892
Ryder System, Inc.	18,800	804,076
Stagecoach Group Plc	126,900	363,963
Union Pacific Corp.	2,500	204,500

		2,258,361

Semiconductors & Semiconductor Equipment — 1.8%
Altera Corp.	24,600	741,936
Anadigics, Inc.(e)	9,500	57,855
ARM Holdings Plc	46,500	289,275
Avago Technologies Ltd.(e)	4,500	101,295
Broadcom Corp. - Class A	32,700	1,157,253
Cree, Inc.(e)	13,300	722,057
CSR Plc(e)	29,600	167,054
Entegris, Inc.(e)	19,700	91,999
GT Solar International, Inc.(e)	8,600	71,982
Intel Corp.	81,020	1,558,015
Lam Research Corp.(e)	23,282	974,352
Marvell Technology Group Ltd.(e)	4,900	85,799
Micron Technology, Inc.(e)	109,800	791,658
Microsemi Corp.(e)	7,375	126,481
Monolithic Power Systems, Inc.(e)	3,100	50,623
National Semiconductor Corp.	37,700	481,429
NetLogic Microsystems, Inc.(e)	10,000	275,800
ON Semiconductor Corp.(e)	38,600	278,306
PMC-Sierra, Inc.(e)	24,050	177,008
Semtech Corp.(e)	5,400	109,026
Shinko Electric Industries Co. Ltd.	17,700	196,137
Silicon Laboratories, Inc.(e)	2,000	73,300
Siliconware Precision Industries Co. - ADR	28,600	155,298
STMicroelectronics NV	32,500	248,694
Teradyne, Inc.(e)	27,400	305,236
Texas Instruments, Inc.	15,275	414,563
United Microelectronics Corp.	455,700	202,469

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Veeco Instruments, Inc.(e)	2,300	$80,201

		9,985,101

Software — 2.6%
Activision Blizzard, Inc.	24,496	265,047
Autonomy Corp. Plc(e)	27,936	796,077
Blackboard, Inc.(e)	3,714	133,853
CA, Inc.	27,400	578,688
Check Point Software Technologies(e)	43,500	1,606,455
ChinaCache International Holdings Ltd. - ADR	2,900	40,310
DemandTec, Inc.(e)	11,500	108,215
Intuit, Inc.(e)	5,850	256,289
Micro Focus International Plc	38,200	228,951
MICROS Systems, Inc.(e)	5,100	215,883
Microsoft Corp.	119,425	2,924,718
Netscout Systems, Inc.(e)	2,100	43,071
Oracle Corp.	53,222	1,429,011
RealPage, Inc.(e)	1,200	22,896
Red Hat, Inc.(e)	29,200	1,197,200
Rovi Corp.(e)	4,200	211,722
Salesforce.com, Inc.(e)	14,769	1,651,174
SAP AG	21,143	1,045,706
Sonic Solutions, Inc.(e)	6,700	76,246
Take-Two Interactive Software, Inc.(e)	16,500	167,310
Taleo Corp. - Class A(e)	6,450	186,985
TiVo, Inc.(e)	72,025	652,547
VMware, Inc. - Class A(e)	7,400	628,556

		14,466,910

Specialty Retail — 1.3%
Abercrombie & Fitch Co. - Class A	8,500	334,220
American Eagle Outfitters, Inc.	9,500	142,120
The Children’s Place Retail Stores, Inc.(e)	2,700	131,679
Esprit Holdings Ltd.	68,467	370,835
Express, Inc.(e)	16,400	249,444
Foot Locker, Inc.	42,500	617,525
GameStop Corp. - Class A(e)	18,350	361,679
The Gap, Inc.	37,425	697,602
The Home Depot, Inc.	31,700	1,004,256
Limited Brands, Inc.	33,600	899,808
L’Occitane International SA(e)	114,000	317,367
Lumber Liquidators Holdings, Inc.(e)	5,550	136,363
Nitori Co. Ltd.	3,400	284,308
Pier 1 Imports, Inc.(e)	17,600	144,144
Signet Jewelers Ltd.(e)	9,400	298,356
Talbots, Inc.(e)	3,600	47,160
TJX Cos., Inc.	5,050	225,382
Urban Outfitters, Inc.(e)	14,600	459,024
The Wet Seal, Inc. - Class A(e)	34,150	115,769
Williams-Sonoma, Inc.	7,000	221,900

		7,058,941

Textiles, Apparel & Luxury Goods — 0.3%
Anta Sports Products Ltd.	134,300	310,300
ASICS Corp.	30,500	311,332
Benetton Group SpA	20,000	153,602
Coach, Inc.	3,900	167,544
Deckers Outdoor Corp.(e)	1,100	54,956
Gerry Weber International AG	8,510	348,731
G-III Apparel Group Ltd.(e)	3,500	109,830
Phillips-Van Heusen Corp.	5,500	330,880

		1,787,175

Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	10,384	127,308
People’s United Financial, Inc.	49,400	646,646
Washington Federal, Inc.	24,800	378,448

		1,152,402

Tobacco — 0.2%
Altria Group, Inc.	5,150	123,703
Philip Morris International, Inc.	12,634	707,757
Swedish Match AB	17,800	475,559

		1,307,019

Trading Companies & Distributors — 0.3%
ITOCHU Corp.	60,800	556,496
Marubeni Corp.	58,700	331,914
Mitsui & Co. Ltd.	64,600	960,534

		1,848,944

Transportation Infrastructure — 0.2%
Aeroports de Paris	4,200	342,873
COSCO Pacific Ltd.	300,900	451,357
Kamigumi Co. Ltd.	42,400	314,868

		1,109,098

Water Utilities — 0.1%
American Water Works Co., Inc.	18,300	425,841
Guangdong Investment Ltd.	641,500	335,115

		760,956

Wireless Telecommunication Services — 1.0%
Cellcom Israel Ltd.	7,200	218,664
MetroPCS Communications, Inc.(e)	58,900	616,094
NII Holdings, Inc.(e)	19,300	793,230
NTT DoCoMo, Inc.	526	878,497
Philippine Long Distance Telephone Co. - ADR	4,500	269,370
Sprint Nextel Corp.(e)	154,000	713,020
Telephone & Data Systems, Inc.	6,600	216,480
VimpelCom Ltd. - ADR(e)	11,100	164,835
Vodafone Group Plc	605,859	1,494,865

		5,365,055

Total Common Stocks — 61.6%		344,684,338

	Par (000)
Corporate Bonds
Aerospace & Defense — 0.0%
L-3 Communications Corp., Series B,
6.38%, 10/15/15	USD	35	36,094

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20		475	536,176

Capital Markets — 0.9%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		310	336,937
3.70%, 8/01/15		430	439,938
5.38%, 3/15/20		650	685,108
6.00%, 6/15/20(h)		940	1,033,894
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(e)(i)		190	19

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Capital Markets (concluded)
Morgan Stanley:
2.88%, 5/14/13(b)	USD	1,000	$1,019,092
4.20%, 11/20/14(h)		1,030	1,067,823
4.00%, 7/24/15		220	224,211

			4,807,022

Chemicals — 0.1%
CF Industries, Inc.,
7.13%, 5/01/20		470	514,063
NOVA Chemicals Corp.:
6.50%, 1/15/12		60	62,400
3.75%, 11/15/13(b)		200	191,250

			767,713

Commercial Banks — 0.8%
Banco Central de la Republica Dominicana,
9.04%, 1/23/18		33	38,823
Cie de Financement Foncier,
2.50%, 9/16/15(a)		700	703,991
HSBC Bank Plc,
3.50%, 6/28/15(a)		420	440,564
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17(h)		825	933,824
6.00%, 10/01/17		590	669,714
Stadshypotek AB,
1.45%, 9/30/13(a)		865	867,826
The Toronto-Dominion Bank,
2.20%, 7/29/15(a)		710	719,522

			4,374,264

Commercial Services & Supplies — 0.0%
Aleris International, Inc.,
9.00%, 12/15/14(e)(i)		230	575
Containers & Packaging — 0.2%
Ball Corp.:
7.13%, 9/01/16		140	151,200
7.38%, 9/01/19		140	152,250
Crown Americas LLC/Crown Americas Capital Corp. II,
7.63%, 5/15/17		327	353,160
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16		460	495,075

			1,151,685

Diversified Financial Services — 1.3%
Ally Financial, Inc.,
8.00%, 3/15/20(a)		440	480,700
AngloGold Ashanti Holdings Plc,
5.38%, 4/15/20		140	148,104
Atlantic Marine Corp. Communities LLC,
5.34%, 12/01/50(a)		175	155,409
Bank of America Corp.,
5.63%, 7/01/20		355	375,128
BP Capital Markets Plc,
3.13%, 3/10/12		775	790,177
Citigroup, Inc.:
4.75%, 5/19/15		320	336,670
5.38%, 8/09/20		805	832,879
Crown Castle Towers LLC,
6.11%, 1/15/20(a)		760	839,595
FCE Bank Plc:
7.88%, 2/15/11	GBP	300	476,594
7.13%, 1/15/13	EUR	50	70,889
Ford Motor Credit Co. LLC:
8.63%, 11/01/10	USD	250	251,223
7.80%, 6/01/12		225	239,291
6.63%, 8/15/17		210	223,742
General Electric Capital Corp.:
4.38%, 9/16/20		500	501,851
6.75%, 3/15/32		50	55,587
6.15%, 8/07/37		360	377,007
JPMorgan Chase & Co.,
5.60%, 6/01/11		550	567,958
Leucadia National Corp.,
7.13%, 3/15/17		200	200,500
Ohana Military Communities LLC,
6.19%, 4/01/49(a)		25	25,019
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.75%, 10/15/16(a)		475	483,313

			7,431,636

Diversified Telecommunication Services — 0.5%
AT&T Inc.,
6.50%, 9/01/37		350	404,934
Frontier Communications Corp.,
8.25%, 4/15/17		167	182,656
Qwest Communications International, Inc.:
7.50%, 2/15/14		280	285,600
Series B, 7.50%, 2/15/14		30	30,600
Sprint Capital Corp.,
6.88%, 11/15/28		90	82,350
Telecom Italia Capital SA,
4.95%, 9/30/14		475	505,747
Telefonica Emisiones SAU:
6.42%, 6/20/16		150	175,810
7.05%, 6/20/36		150	179,610
Verizon Communications, Inc.,
8.75%, 11/01/18		472	642,260
Windstream Corp.,
8.63%, 8/01/16		105	111,037

			2,600,604

Electric Utilities — 0.2%
Florida Power & Light Co.:
5.63%, 4/01/34		150	168,732
5.95%, 2/01/38		225	264,598
MidAmerican Energy Holdings Co.,
6.50%, 9/15/37		250	300,199
PacifiCorp,
6.25%, 10/15/37		200	242,332
Progress Energy, Inc.,
5.63%, 1/15/16		380	435,181

			1,411,042

Energy Equipment & Services — 0.1%
Pride International, Inc.,
6.88%, 8/15/20		415	451,831
Food & Staples Retailing — 0.0%
Rite Aid Corp.,
7.50%, 3/01/17		50	46,063
Food Products — 0.2%
Kraft Foods, Inc.:
6.50%, 8/11/17		85	101,835
5.38%, 2/10/20		530	592,036
6.50%, 2/09/40		165	193,193

			887,064

Health Care Equipment & Supplies — 0.2%
CareFusion Corp.,
6.38%, 8/01/19		300	356,930
Covidien International Finance SA,
2.80%, 6/15/15		120	124,350
DJO Finance LLC/DJO Finance Corp.,
10.88%, 11/15/14		345	375,187

			856,467

Health Care Providers & Services — 0.3%
HCA, Inc.:
8.50%, 4/15/19		450	501,750
7.25%, 9/15/20(a)		455	486,850
Health Management Associates, Inc.,
6.13%, 4/15/16		230	232,300
Tenet Healthcare Corp.:

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Health Care Providers & Services (concluded)
9.00%, 5/01/15	USD	145	$157,687
8.88%, 7/01/19		305	336,644

			1,715,231

Hotels, Restaurants & Leisure — 0.0%
MGM Resorts International,
13.00%, 11/15/13		166	195,050

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.:
7.25%, 2/01/14		145	148,806
7.38%, 2/01/16		45	46,294

			195,100

Insurance — 1.1%
Berkshire Hathaway Finance Corp.,
4.75%, 5/15/12		355	377,075
Hartford Life Global Funding Trusts,
0.47%, 6/16/14(b)		950	892,129
Lincoln National Corp.,
7.00%, 6/15/40		160	182,284
Manulife Financial Corp.,
3.40%, 9/17/15		420	424,004
MetLife, Inc.,
5.88%, 2/06/41		125	135,964
Metropolitan Life Global Funding I:
2.88%, 9/17/12(a)		225	232,047
2.50%, 1/11/13(a)		1,370	1,402,812
5.13%, 4/10/13(a)		850	925,136
5.13%, 6/10/14(a)		300	332,816
Prudential Financial, Inc.,
4.75%, 9/17/15		620	670,510
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)		265	326,103

			5,900,880

Internet & Catalog Retail — 0.1%
Sabre Holdings Corp.,
8.35%, 3/15/16		690	703,800

Life Sciences Tools & Services — 0.0%
Life Technologies Corp.,
6.00%, 3/01/20		230	260,547

Machinery — 0.0%
Navistar International Corp.,
3.00%, 10/15/14		110	123,613

Media — 0.9%
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		700	831,250
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15(a)		310	308,063
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17		521	555,387
Comcast Corp.:
6.95%, 8/15/37		145	170,026
6.40%, 3/01/40		282	313,537
Cox Communications, Inc.,
8.38%, 3/01/39(a)		375	503,409
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6.00%, 8/15/40		130	134,261
Discovery Communications LLC,
3.70%, 6/01/15		260	275,506
NBC Universal, Inc.:
5.15%, 4/30/20(a)		365	394,173
4.38%, 4/01/21(a)		530	536,458
News America Holdings, Inc.,
7.75%, 1/20/24		25	31,307
News America, Inc.:
7.28%, 6/30/28		35	40,506
6.20%, 12/15/34		100	108,027
Time Warner Cable, Inc.,
5.00%, 2/01/20		190	203,477
Time Warner, Inc.:
4.70%, 1/15/21		110	116,554
6.10%, 7/15/40		80	86,146
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
8.13%, 12/01/17(a)		200	208,000

			4,816,087

Metals & Mining — 0.1%
Teck Resources Ltd.,
10.75%, 5/15/19		425	535,203

Multiline Retail — 0.1%
Dollar General Corp.,
11.88%, 7/15/17(j)		400	466,000

Oil, Gas & Consumable Fuels — 1.1%
Arch Coal, Inc.,
7.25%, 10/01/20		490	517,563
Arch Western Finance LLC,
6.75%, 7/01/13(b)		149	150,676
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		300	353,759
Cenovus Energy, Inc.,
6.75%, 11/15/39		285	344,100
Chesapeake Energy Corp.,
6.63%, 8/15/20		690	721,050
CONSOL Energy, Inc.:
8.00%, 4/01/17(a)		303	327,997
8.25%, 4/01/20(a)		172	187,910
Enterprise Products Operating LLC,
6.13%, 10/15/39		225	242,183
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		730	786,706
Nexen, Inc.,
6.40%, 5/15/37		400	435,876
Peabody Energy Corp.,
6.50%, 9/15/20		660	710,325
Petrohawk Energy Corp.,
7.25%, 8/15/18(a)		489	498,780
Petroleos de Venezuela SA,
5.25%, 4/12/17		100	58,000
Rockies Express Pipeline LLC,
3.90%, 4/15/15(a)		365	365,146
Valero Energy Corp.,
6.63%, 6/15/37		400	401,697

			6,101,768

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15(a)(j)		157	134,194
Georgia-Pacific LLC,
8.25%, 5/01/16(a)		440	488,950
International Paper Co.,
7.30%, 11/15/39		185	207,106

			830,250

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co.,
6.88%, 8/01/97		25	30,428
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC,
3.00%, 6/15/15		270	282,444

			312,872

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40(h)		500	551,787

Software — 0.0%
Oracle Corp.,
3.88%, 7/15/20(a)		240	251,240

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.,
5.38%, 11/01/15		450	407,250
The PMI Group, Inc.,
6.00%, 9/15/16		750	595,907
Radian Group, Inc.:
5.63%, 2/15/13		750	693,750
5.38%, 6/15/15		750	635,625

			2,332,532

Tobacco — 0.1%
Philip Morris International, Inc.:
6.88%, 3/17/14		275	324,227

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Tobacco (concluded)
4.50%, 3/26/20	USD	440	$480,040

			804,267

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV,
6.38%, 3/01/35		75	85,314
Cricket Communications, Inc.,
7.75%, 5/15/16		433	459,521
SBA Tower Trust,
4.25%, 4/15/15(a)		500	531,666
Vodafone Group Plc,
4.15%, 6/10/14(h)		900	972,070

			2,048,571

Total Corporate Bonds — 9.5%			53,503,034

	Shares
Exchange-Traded Funds — 0.6%
Energy Select Sector SPDR Fund		58,900	3,301,934

	Par (000)
Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)	USD	680	722,862
Bank Nederlandse Gemeenten,
1.75%, 10/06/15(a)		1,375	1,370,861
CDP Financial, Inc.,
3.00%, 11/25/14(a)		1,020	1,059,196
Dexia Credit Local SA,
2.00%, 3/05/13(a)		565	569,261
Eksportfinans ASA:
1.88%, 4/02/13		1,510	1,542,509
3.00%, 11/17/14		775	817,164
2.00%, 9/15/15		1,300	1,303,227
5.50%, 5/25/16		575	671,538
Gazprom Capital:
9.63%, 3/01/13(a)		200	227,000
9.63%, 3/01/13		680	772,820
Japan Finance Corp.,
2.00%, 6/24/11		470	474,890
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		350	355,342
2.75%, 9/08/20		155	155,979
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		210	226,265
4.38%, 1/15/13		135	145,821
4.13%, 7/15/13		60	65,109
4.00%, 2/02/15		125	138,139
Petrobras International Finance Co.,
6.88%, 1/20/40		150	171,711
Qatari Diar Finance QSC,
3.50%, 7/21/15(a)		185	188,856
VTB Capital SA,
7.50%, 10/12/11		110	115,637

Total Foreign Agency Obligations — 2.0%			11,094,187

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina:
8.28%, 12/31/33		296	245,717
2.50%, 12/31/38(c)		90	36,540

			282,257

Brazil — 0.1%
Federal Republic of Brazil:
6.00%, 1/17/17		300	349,500
8.25%, 1/20/34		170	247,350

			596,850

Canada — 0.2%
Province of Ontario Canada:
1.88%, 11/19/12		620	634,600
4.10%, 6/16/14		630	692,075

			1,326,675

Colombia — 0.1%
Republic of Colombia:
7.38%, 3/18/19		200	253,000
7.38%, 9/18/37		240	316,200

			569,200

El Salvador — 0.0%
Republic of El Salvador,
7.65%, 6/15/35(a)		55	59,813

Greece — 0.0%
Hellenic Republic,
4.60%, 9/20/40	EUR	80	63,026

Indonesia — 0.1%
Republic of Indonesia:
6.63%, 2/17/37(a)	USD	100	121,750
7.75%, 1/17/38		110	150,425

			272,175

Israel — 0.0%
Israel Government AID Bond:
5.50%, 4/26/24		100	124,300
5.50%, 9/18/33		85	102,474

			226,774

Mexico — 0.1%
United Mexican States:
8.30%, 8/15/31		194	276,935
6.75%, 9/27/34		150	186,375
6.05%, 1/11/40		125	143,125

			606,435

Panama — 0.0%
Republic of Panama,
8.88%, 9/30/27		95	137,987

Peru — 0.0%
Republic of Peru,
6.55%, 3/14/37		215	260,687

Philippines — 0.1%
Republic of Philippines,
9.00%, 2/15/13		370	435,231

Russia — 0.4%
Russia Federation,
7.50%, 3/31/30(c)		1,638	1,955,920

South Africa — 0.1%
Republic of South Africa,
5.50%, 3/09/20		500	558,750

Tunisia — 0.1%
Banque Centrale de Tunisie,
7.38%, 4/25/12		425	461,125

Turkey — 0.1%
Republic of Turkey,
6.75%, 4/03/18		260	304,200

Ukraine — 0.0%
Ukraine Government,
7.75%, 9/23/20(a)		160	160,600

Uruguay — 0.0%
Republic of Uruguay,
7.63%, 3/21/36		165	212,850

Venezuela — 0.2%
Republic of Venezuela:
8.50%, 10/08/14		200	168,000
9.25%, 9/15/27		947	693,677

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	19

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Venezuela (concluded)
9.38%, 1/13/34	USD	600	$408,000

			1,269,677

Total Foreign Government Obligations — 1.7%			9,760,232

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.6%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.52%, 2/17/15(a)(b)		770	763,503
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		1,027	821,354
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17,
6.00%, 6/25/35		1,001	902,718
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-58, Class B1, 3.54%, 2/19/34(b)		115	37,813
Series 2006-J2, Class 1A1, 6.00%, 4/25/36		730	636,008
Series 2006-J4, Class A9, 6.25%, 9/25/36		755	703,292
Series 2007-J3, Class A10, 6.00%, 7/25/37(b)		853	712,931
Series 2006-OA5, Class 3A1, 0.46%, 4/25/46(b)		357	220,136
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		181	148,873
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.52%, 8/25/35(b)		131	125,204
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1,
5.43%, 4/19/36(b)		1,008	837,964
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A,
0.57%, 11/19/35(b)		570	376,388
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.44%, 12/25/36(b)		417	302,526
Impac Commercial Mortgage-Backed Trust:
Series 2004-7, Class 1A1, 1.00%, 11/25/34(b)		156	139,817
Series 2004-7, Class M4, 2.06%, 11/25/34(b)		52	16,033
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		95	89,466
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		95	90,028
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.48%, 2/25/46(b)		255	103,571
Residential Funding Mortgage Securities I:
Series 2005-S8, Class A1, 5.50%, 11/25/35		793	759,796
Series 2007-S4, Class A2, 6.00%, 4/25/37		891	778,140
Station Place Securitization Trust, Series 2009-1, Class A,
1.76%, 1/25/40(a)(b)		855	855,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.58%, 4/25/47(b)		1,091	824,246
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 2.24%, 1/25/32(b)		5	907
Series 2003-2A, Class B2II, 2.66%, 2/25/33(b)		43	25,747
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
0.38%, 8/25/11(b)		938	929,747
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 2.63%, 4/25/33(b)		40	23,720
Series 2003-AR5, Class B2, 2.70%, 6/25/33(b)		136	51,642
Series 2003-AR8, Class B1, 2.72%, 8/25/33(b)		157	100,562
Series 2004-AR1, Class B1, 2.78%, 3/25/34(b)		714	199,539
Series 2004-AR3, Class B1, 2.71%, 6/25/34(b)		172	75,803
Series 2006-AR18, Class 1A1, 5.17%, 1/25/37(b)		699	540,192
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR2, Class 2A5, 4.58%, 3/25/36(b)		1,498	1,274,312
Series 2006-AR10, Class 3A1, 2.89%, 7/25/36(b)		838	737,365
Series 2006-AR12, Class 2A1, 5.97%, 9/25/36(b)		247	228,487

			14,432,830

Commercial Mortgage-Backed Securities — 4.2%
Banc of America Commercial Mortgage, Inc.:
Series 2007-3, Class A4, 5.84%, 5/10/17(b)		610	629,496
Series 2007-4, Class A4, 5.93%, 7/10/17(b)		670	720,642
Series 2006-4, Class A4, 5.63%, 7/10/46		500	541,249
Series 2006-5, Class AM, 5.45%, 9/10/47		65	59,318
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A2,
5.46%, 4/11/37		1,319	1,349,811
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/15/15(b)		70	70,168
Series 2003-T12, Class A4, 4.68%, 8/13/39(b)		1,025	1,102,389
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5,
5.62%, 10/15/48		350	380,934
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class. E,
7.48%, 9/15/30(b)		357	356,915
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37(b)		515	526,450
Series 2007-C9, Class A4, 6.01%, 12/10/49(b)		370	402,738
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CP5, Class A2, 4.94%, 12/15/35		1,010	1,073,060
Series 2001-CP4, Class D, 6.61%, 12/15/35		1,450	1,461,333

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Series 2002-CKS4, Class A2, 5.18%, 11/15/36	USD	1,090	$1,153,212
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		1,000	1,052,107
Series 2003-C3, Class A5, 3.94%, 5/15/38		1,020	1,071,449
First Union National Bank Commercial Mortgage:
Series 2001-C4, Class A2, 6.22%, 12/12/33		1,105	1,146,255
Series 2001-C2, Class A2, 6.66%, 1/12/43		590	597,725
GE Business Loan Trust:
Series 2003-1, Class A, 0.69%, 4/15/31(a)(b)		99	87,550
Series 2003-1, Class B, 1.56%, 4/15/31(a)(b)		66	47,754
Series 2003-2A, Class B, 1.26%, 11/15/31(a)(b)		479	388,021
Series 2004-1, Class B, 0.96%, 5/15/32(a)(b)		117	92,310
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3, Class A2, 6.96%, 9/15/35		21	20,652
Series 2006-C1, Class AM, 5.29%, 11/10/45(b)		110	107,813
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4,
5.44%, 3/10/39		670	706,251
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4,
5.56%, 11/10/39		240	255,626
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A4, 5.44%, 1/12/17		670	702,286
Series 2007-CB19, Class A4, 5.93%, 4/12/17(b)		670	734,447
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(a)		171	173,117
Series 2001-C7, Class A4, 5.93%, 12/15/25		145	147,652
Series 2006-C4, Class AM, 6.10%, 6/15/38(b)		80	79,877
Series 2006-C7, Class AM, 5.38%, 11/15/38		80	79,027
Morgan Stanley Capital I:
Series 2003-IQ4, Class A2, 4.07%, 5/15/13		1,025	1,070,348
Series 1998-WF2, Class G, 6.34%, 7/15/30(a)(b)		290	311,955
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	525,972
Series 2005-HQ6, Class A4A, 4.99%, 8/13/42		2,405	2,609,913
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4,
6.66%, 2/15/33		450	452,095
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 4/16/17(a)(b)		820	900,463
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C3, Class A2,
6.59%, 11/18/10		163	162,534
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3,
5.37%, 10/15/44(b)		140	139,727

			23,490,641

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		15	1,938
Series 1987-2, 11.00%, 3/06/17		13	2,415

			4,353

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Structured Asset Securities Corp., Series 1996-CFL, Class X1,
2.10%, 2/25/28(b)		297	17
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.83%, 5/25/36(a)(b)		3,133	56,139

			56,156

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.33%, 2/17/17(k)		16	15,986
Series 1987-2, 0.52%, 3/06/17(k)		13	12,804

			28,790

Total Non-Agency Mortgage-Backed Securities — 6.8%			38,012,770

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.3%
Credit Suisse Guernsey,
5.86%(b)(l)		530	503,831
Goldman Sachs Capital II,
5.79%(b)(l)		300	254,625
JPMorgan Chase & Co.,
7.90%(b)(l)		640	685,843
Lehman Brothers Holdings Capital Trust VII,
5.86%(b)(e)(i)(l)		110	11

			1,444,310

Insurance — 0.0%
Chubb Corp.,
6.38%, 3/29/67(b)		175	172,375

Total Preferred Securities — 0.3%			1,616,685

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		275	308,396
Chicago O’Hare International Airport RB,
6.40%, 1/01/40		150	160,051
Metropolitan Transportation Authority New York RB,
7.34%, 11/15/39		395	496,815
New York City Municipal Water Finance Authority RB,
5.72%, 6/15/42		370	400,536
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		275	288,706
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		205	230,535

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	21

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Taxable Municipal Bonds
State of California GO:
5.45%, 4/01/15	USD	1,450	$1,553,733
7.50%, 4/01/34		190	209,308
7.30%, 10/01/39		565	599,075
7.35%, 11/01/39		290	309,305
University of California RB,
5.95%, 5/15/45		235	239,002

Total Taxable Municipal Bonds — 0.8%			4,795,462

U.S. Government Sponsored Agency Securities Agency Obligations — 0.6%
Federal Home Loan Bank,
5.63%, 6/13/16(m)		890	993,635
Freddie Mac:
5.25%, 4/18/16(n)		760	898,206
5.00%, 2/16/17		230	270,108
Resolution Funding Corp. Interest Strip:
2.53%, 7/15/18(k)		150	123,302
2.59%, 10/15/18(k)		150	121,948
Small Business Administration Participation Certificates, Series 1997-20F, Class 1,
7.20%, 6/01/17		213	234,690
Tennessee Valley Authority,
5.25%, 9/15/39		895	1,038,767

			3,680,656

Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2004-88, Class HA,
6.50%, 7/25/34		16	17,560
Freddie Mac, Series 2864, Class NA,
5.50%, 1/15/31		62	65,809

			83,369

Federal Deposit Insurance Corporation Guaranteed — 0.7%
Citigroup Funding, Inc.:
2.13%, 7/12/12		755	776,049
1.88%, 10/22/12		1,500	1,538,277
General Electric Capital Corp.:
2.00%, 9/28/12		950	976,157
2.13%, 12/21/12		385	397,259

			3,687,742

Interest Only Collateralized Mortgage Obligations — 0.8%
Fannie Mae:
Series 2003-T1, Class R, 0.67%, 11/25/12(b)		6,168	59,583
Series 2006-82, Class SI, 6.17%, 9/25/36(b)		3,130	326,357
Series 2009-70, Class SI, 6.19%, 9/25/36(b)		2,939	343,665
Series 2009-90, Class IA, 5.49%, 3/25/37(b)		3,087	270,167
Series 2009-42, Class SI, 5.74%, 6/25/39(b)		2,527	248,888
Series 2010-64, Class AS, 6.24%, 6/25/40(b)		2,685	310,916
Series 2010-118, Class YB, 6.24%, 10/25/40(b)		3,700	431,019
Ginnie Mae:
Series 2009-106, Class SL, 5.84%, 4/20/36(b)		1,971	262,580
Series 2006-69, Class SA, 6.54%, 12/20/36(b)		490	55,312
Series 2009-16, Class SL, 7.08%, 1/20/37(b)		1,444	166,719
Series 2007-9, Class BI, 6.56%, 3/20/37(b)		1,200	134,993
Series 2009-106, Class SU, 5.94%, 5/20/37(b)		1,244	130,498
Series 2007-27, Class S, 6.24%, 5/20/37(b)		918	96,684
Series 2007-36, Class SA, 6.21%, 6/20/37(b)		631	72,950
Series 2009-33, Class SK, 6.14%, 5/20/39(b)		2,642	252,964
Series 2009-66, Class US, 5.74%, 8/16/39(b)		1,793	160,159
Series 2009-93, Class SN, 5.79%, 10/16/39(b)		1,068	93,419
Series 2009-93, Class SM, 5.79%, 10/16/39(b)		754	65,943
Series 2009-88, Class SK, 5.99%, 10/16/39(b)		1,313	139,305
Series 2009-92, Class SL, 6.04%, 10/16/39(b)		1,875	195,768
Series 2009-110, Class CS, 6.13%, 11/16/39(b)		1,397	136,741
Series 2009-106, Class KS, 6.14%, 11/20/39(b)		2,978	302,115

			4,256,745

Mortgage-Backed Securities — 34.5%
Fannie Mae Mortgage-Backed Securities:
6.00%, 9/01/11-10/01/40(o)		32,869	35,379,473
7.00%, 8/01/14-1/01/16		62	65,995
5.50%, 4/01/17-10/01/40(o)		34,294	36,536,966
4.00%, 4/01/25-10/01/40(o)		35,578	36,639,828
5.00%, 10/01/25-10/01/40(o)		26,015	27,529,953
7.50%, 10/01/25(d)		—	4
2.58%, 12/01/34(b)		504	526,320
3.50%, 10/01/40(o)		2,000	2,014,375
4.50%, 10/01/40(o)		18,900	19,671,750
6.50%, 10/01/40(o)		2,300	2,507,719
Freddie Mac Mortgage-Backed Securities:
6.00%, 4/01/13-6/01/16		40	42,803
9.50%, 12/01/22		107	123,978
8.00%, 2/01/23-8/01/27		13	14,750
4.00%, 5/01/25-10/01/25(o)		17,010	17,791,112
5.50%, 8/01/33-10/01/40(o)		120	127,742
4.65%, 12/01/35(b)		284	293,621
5.01%, 4/01/38(b)		674	719,350
4.50%, 4/01/40-10/01/40(o)		6,212	6,481,735
5.00%, 8/01/40-10/01/40(o)		4,188	4,399,990
Ginnie Mae Mortgage-Backed Securities:
7.50%, 12/15/10		1	651
5.50%, 4/15/33-8/15/33		328	354,260
5.00%, 10/20/33		735	789,818
1.88%, 5/20/34(b)		90	92,007
6.50%, 10/01/40(o)		1,000	1,099,375

			193,203,575

Total U.S. Government Sponsored Agency Securities — 36.6%			204,912,087

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.13%, 5/15/21(n)		1,810	2,732,535
8.13%, 8/15/21		345	522,837
8.00%, 11/15/21(n)		1,770	2,669,657
7.25%, 8/15/22		825	1,196,121

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
4.25%, 5/15/39(m)(n)	USD	2,020	$2,220,737
4.50%, 8/15/39(n)		1,215	1,391,175
4.38%, 5/15/40		505	567,181
3.88%, 8/15/40(n)		2,225	2,300,094
U.S. Treasury Notes:
0.88%, 2/29/12(n)		5,285	5,325,272
0.38%, 8/31/12(n)		1,935	1,933,564
1.25%, 9/30/15(n)		15,145	15,121,344
2.63%, 8/15/20(n)		16,378	16,531,544

Total U.S. Treasury Obligations — 9.4%			52,512,061

	Shares
Rights — 0.0%
Cie Generale des Etablissements Michelin (Issued/Exercisable 9/30/10, Expires 10/13/10, Strike Price EUR 45)(e)		4,500	12,564

Total Rights — 0.0%			12,564

Warrants
Fonciere Des Regions (Issued/Exercisable 12/17/09, 1 Share for 15 Warrants, Expires 12/31/10, Strike Price EUR 65)(e)		2,600	3,509
Unione di Banche Italiane ScpA (Issued/Exercisable 5/21/09, 1 Share for 20 Warrants, Expires 6/30/11, Strike Price EUR 12.30)(e)		8,600	107

Total Warrants — 0.0%			3,616

Total Long-Term Investments (Cost — $673,224,039) — 132.1%			739,826,932

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(p)(q)		11,103,225	11,103,225

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series,
0.36%(p)(q)(r)		1,946	1,945,650

Total Short-Term Securities (Cost — $13,048,875) — 2.3%			13,048,875

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 121, Expires 11/26/10		12	7,594

Exchange-Traded Put Options Purchased
U.S. Treasury Notes (5 Year), Strike Price USD 117, Expires 11/26/10		12	469

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.000% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG	USD	2,600	103,892
Receive a fixed rate of 3.650% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		3,000	250,282
Receive a fixed rate of 3.703% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		2,600	190,484
Receive a fixed rate of 3.805% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		800	56,152
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		8,600	849,100
Receive a fixed rate of 3.885% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		2,200	186,883
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		2,500	218,054
Receive a fixed rate of 4.005% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA		3,200	355,541
Receive a fixed rate of 4.388% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		1,300	157,619
Receive a fixed rate of 5.200% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		5,000	674,638

			3,042,645

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 2.015% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.		3,100	1,140
Pay a fixed rate of 3.000% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker, UBS AG		2,600	85,867
Pay a fixed rate of 3.703% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker, Credit Suisse International		2,600	89,390
Pay a fixed rate of 3.805% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker, Citibank, N.A.		800	41,797
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker, JPMorgan Chase Bank, N.A.		8,600	50,982
Pay a fixed rate of 3.885% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker, Goldman Sachs Bank USA		2,200	61,886
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker, Goldman Sachs Bank USA		2,500	68,918

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	23

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Purchased
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.005% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker, Goldman Sachs Bank USA	USD	3,200	$14,244
Pay a fixed rate of 4.020% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker, Credit Suisse International		4,900	19,215
Pay a fixed rate of 4.388% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker, Citibank, N.A.		1,300	20,289
Pay a fixed rate of 5.200% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker, Citibank, N.A.		5,000	176,440

			630,168

Total Options Purchased (Cost — $3,093,301) — 0.7%			3,680,876

Total Investments Before TBA Sale Commitments and Options Written (Cost — $689,366,215*) — 135.1%			756,556,683

	Par (000)
TBA Sale Commitments(o)
Fannie Mae Mortgage-Backed Securities:
4.00%, 10/01/25-10/01/40		24,900	(25,636,140)
5.00%, 10/01/25-10/01/40		20,835	(21,936,250)
5.50%, 10/01/25-10/01/40		25,735	(27,342,785)
4.50%, 10/01/40		18,100	(18,838,094)
6.00%, 10/01/40		16,300	(17,502,125)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/25		16,400	(17,094,458)
4.50%, 10/01/40		6,212	(6,460,834)
5.00%, 10/01/40		4,088	(4,293,204)

Total TBA Sale Commitments (Proceeds — $139,470,313) — (24.8)%			(139,103,890)

	Notional Amount (000)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.210% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		1,100	(3,037)
Pay a fixed rate of 2.320% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.		1,500	(7,136)
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		3,500	(67,745)
Pay a fixed rate of 3.075% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		1,500	(65,888)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	2,900	(191,855)
Pay a fixed rate of 3.830% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.	USD	900	(72,875)
Pay a fixed rate of 3.860% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		4,300	(423,331)
Pay a fixed rate of 3.970% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		1,500	(65,391)
Pay a fixed rate of 4.050% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		1,900	(182,747)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		1,900	(219,656)
Pay a fixed rate of 4.060% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Credit Suisse International		1,400	(118,933)
Pay a fixed rate of 4.063% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		3,700	(428,748)
Pay a fixed rate of 4.070% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		1,800	(154,245)
Pay a fixed rate of 4.210% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		2,100	(104,828)
Pay a fixed rate of 4.315% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		400	(40,474)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG		2,100	(288,748)
Pay a fixed rate of 4.755% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		1,700	(172,346)
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, JPMorgan Chase Bank, N.A.		1,300	(151,849)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		1,500	(179,539)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		2,600	(371,258)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		2,000	(289,013)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		3,300	(487,884)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker, UBS AG		2,600	(644,438)

			(4,731,964)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.100% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		8,100	(2)

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional Amount (000)		Value
Options Written
Over-the-Counter Put Swaptions Written (continued)
Receive a fixed rate of 2.315% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker, Bank of America, N.A.	USD	3,100	$(123)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Bank of America, N.A.		3,500	(41,652)
Receive a fixed rate of 3.075% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker, Bank of America, N.A.		1,500	(46,797)
Receive a fixed rate of 3.210% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker, Citibank, N.A.		1,100	(2,263)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	2,900	(179,842)
Receive a fixed rate of 3.320% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker, Citibank, N.A.	USD	1,500	(2,055)
Receive a fixed rate of 3.830% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker, Citibank, N.A.		900	(27,587)
Receive a fixed rate of 3.860% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker, UBS AG		4,300	(28,272)
Receive a fixed rate of 3.970% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker, Bank of America, N.A.		1,500	(52,484)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker, Morgan Stanley Capital Services, Inc.		4,400	(120,224)
Receive a fixed rate of 4.050% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker, Deutsche Bank AG		1,900	(44,381)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker, BNP Paribas		1,900	(7,520)
Receive a fixed rate of 4.060% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker, Credit Suisse International		1,400	(58,686)
Receive a fixed rate of 4.063% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker, Royal Bank of Scotland Plc		3,700	(14,449)
Receive a fixed rate of 4.070% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker, Deutsche Bank AG		1,800	(74,434)
Receive a fixed rate of 4.210% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker, Goldman Sachs Bank USA		2,100	(65,339)
Receive a fixed rate of 4.315% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker, Royal Bank of Scotland Plc		400	(13,434)
Receive a fixed rate of 4.468% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker, JPMorgan Chase Bank, N.A.		4,200	(115,359)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG		2,100	(17,382)
Receive a fixed rate of 4.755% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker, JPMorgan Chase Bank, N.A.		1,700	(91,291)
Receive a fixed rate of 4.840% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, JPMorgan Chase Bank, N.A.		1,300	(50,962)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG		1,500	(57,290)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG		2,600	(52,224)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG		2,000	(39,565)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker, JPMorgan Chase Bank, N.A.		3,300	(66,924)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, Expires 12/14/10, Broker, UBS AG		2,600	(1)

			(1,270,542)

Total Options Written (Premiums Received — $ 4,680,795) — (1.1)%			(6,002,506)

Total Investments Net of TBA Sale Commitments and Options Written — 109.2%			611,450,287
Liabilities in Excess of Other Assets — (9.2)%			(51,523,678)

Net Assets — 100.0%			$559,926,609

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$697,707,939

Gross unrealized appreciation	$73,888,286
Gross unrealized depreciation	(15,039,542)

Net unrealized appreciation	$58,848,744

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Par is less than $500.

(e)	Non-income producing security.

(f)	Restricted security as to resale. As of report date the Fund held 0.1% of its net assets, with a current value of $480,392 and an original cost of $333,579, in these securities.

(g)	Security, or a portion of security, is on loan.

(h)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	25

Schedule of Investments (continued)

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(n)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(o)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$8,853,500	$(32,578)
BNP Paribas	$(5,000,923)	$5,362
Citibank, N.A.	$21,105,156	$45,879
Credit Suisse International	$(14,907,600)	$7,387
Deutsche Bank AG	$2,783,625	$16,359
Goldman Sachs Bank USA	$(18,021,065)	$148,516
JPMorgan Chase Bank, N.A.	$140,125	$38,805
Morgan Stanley Capital Services, Inc.	$(3,868,735)	$42,800
Nomura Securities International, Inc.	$3,700,500	$16,203
Royal Bank of Scotland Plc	$5,003,776	$41,734
UBS AG	$(8,167,770)	$11,269
Wells Fargo & Co.	$(2,257,308)	$5,052

(p)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain/(Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	32,630,899	(21,527,674)	11,103,225	$133	$38,816
BlackRock Liquidity Series, LLC Money Market Series	$1,248,500	$697,150	$1,945,650	—	$7,005
iShares Russell 2000 Value Index Fund	1,463	(1,463)	—	$(17,557)	$1,229

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Bank of America, N.A.	0.17%	3/11/10	10/01/10	$2,235,220	$2,233,069
Bank of America, N.A.	0.16%	3/11/10	10/01/10	$1,081,741	$1,080,700
Bank of America, N.A.	0.17%	3/11/10	Open	$863,431	862,600
JPMorgan Chase Bank, N.A.	0.20%	9/09/10	Open	$3,310,102	3,309,637
Barclays Bank Plc	0.13%	9/14/10	Open	$3,826,322	3,826,088
Barclays Bank Plc	0.17%	9/22/10	Open	$13,095,894	13,095,338
Barclays Bank Plc	0.20%	9/23/10	Open	$1,932,667	1,932,581
Barclays Bank Plc	0.23%	9/23/10	10/01/10	$3,591,634	3,591,450
Barclays Bank Plc	0.20%	9/29/10	10/01/10	$4,300,823	4,300,770
Barclays Bank Plc	0.19%	9/30/10	Open	$3,150,392	3,150,375
Credit Suisse International	0.28%	9/30/10	Open	$14,876,497	14,876,381
Morgan Stanley Capital Services, Inc.	0.22%	9/30/10	10/01/10	$9,554,139	9,554,081
Credit Suisse International	0.40%	9/30/10	10/01/10	$1,397,266	1,397,250

Total					$63,210,320

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,000	USD	1,949	Citibank, N.A.	10/01/10	$(5)
GBP	112,000	USD	176,970	Citibank, N.A.	10/01/10	(1,030)
USD	580,108	EUR	426,550	Goldman Sachs Bank USA	10/01/10	(1,387)
BRL	1,295,728	USD	733,500	Goldman Sachs Bank USA	10/04/10	32,297
BRL	1,255,385	USD	740,990	RBC Capital Markets Corp.	10/04/10	963
CAD	2,000	USD	1,938	Citibank, N.A.	10/04/10	6
GBP	74,000	USD	116,859	Citibank, N.A.	10/04/10	(613)
USD	764,802	BRL	1,295,728	Goldman Sachs Bank USA	10/04/10	(994)
USD	733,500	BRL	1,255,385	RBC Capital Markets Corp.	10/04/10	(8,453)
USD	476,770	EUR	350,000	Citibank, N.A.	10/04/10	(368)
USD	4,712	GBP	3,000	Morgan Stanley Capital Services, Inc.	10/04/10	—
EUR	88,000	USD	119,952	Deutsche Bank AG	10/05/10	14
GBP	51,000	USD	80,171	Deutsche Bank AG	10/05/10	(56)
GBP	3,000	USD	4,713	Citibank, N.A.	10/05/10	—
USD	366,008	HKD	2,840,000	Deutsche Bank AG	10/05/10	(26)
CHF	4,030,095	EUR	3,090,000	Citibank, N.A.	10/14/10	(110,227)
CHF	1,000,700	EUR	755,000	Goldman Sachs Bank USA	10/14/10	(10,648)
CHF	970,813	EUR	755,000	Royal Bank of Scotland Plc	10/14/10	(41,066)
EUR	755,000	CHF	970,839	Goldman Sachs Bank USA	10/14/10	41,039

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,090,000	CHF	4,056,444	Goldman Sachs Bank USA	10/14/10	$83,410
EUR	755,000	CHF	985,698	Royal Bank of Scotland Plc	10/14/10	25,917
EUR	1,520,000	USD	1,986,248	Citibank, N.A.	10/14/10	85,686
EUR	1,690,000	USD	2,157,775	Goldman Sachs Bank USA	10/14/10	145,888
EUR	1,520,000	USD	1,983,068	Royal Bank of Scotland Plc	10/14/10	88,866
JPY	126,218,257	USD	1,510,000	BNP Paribas	10/14/10	2,144
JPY	171,207,155	USD	2,030,000	BNP Paribas	10/14/10	21,129
JPY	128,331,125	USD	1,510,000	BNP Paribas	10/14/10	27,457
JPY	128,481,370	USD	1,510,000	Citibank, N.A.	10/14/10	29,257
JPY	170,245,950	USD	2,030,000	Credit Agricole SA	10/14/10	9,613
JPY	169,363,668	USD	2,020,000	Morgan Stanley Capital Services, Inc.	10/14/10	9,043
JPY	2,512,890	USD	30,000	Royal Bank of Scotland Plc	10/14/10	105
JPY	130,535,425	USD	1,525,000	Royal Bank of Scotland Plc	10/14/10	38,865
USD	1,977,809	EUR	1,520,000	Citibank, N.A.	10/14/10	(94,125)
USD	1,987,585	EUR	1,520,000	Citibank, N.A.	10/14/10	(84,348)
USD	1,081,520	EUR	845,000	Citibank, N.A.	10/14/10	(70,312)
USD	1,084,389	EUR	845,000	Goldman Sachs Bank USA	10/14/10	(67,443)
USD	1,015,000	JPY	85,512,227	BNP Paribas	10/14/10	(9,470)
USD	2,040,000	JPY	171,039,720	BNP Paribas	10/14/10	(9,123)
USD	1,015,000	JPY	85,748,215	Citibank, N.A.	10/14/10	(12,297)
USD	2,020,000	JPY	170,081,980	Deutsche Bank AG	10/14/10	(17,649)
USD	2,040,000	JPY	170,797,980	Deutsche Bank AG	10/14/10	(6,226)
USD	1,015,000	JPY	85,647,730	Goldman Sachs Bank USA	10/14/10	(11,093)
USD	1,005,000	JPY	84,832,050	Royal Bank of Scotland Plc	10/14/10	(11,321)
USD	2,015,000	JPY	169,885,758	UBS AG	10/14/10	(20,298)
AUD	33,900	USD	29,985	Citibank, N.A.	10/20/10	2,699
AUD	871,000	USD	753,544	Citibank, N.A.	10/20/10	86,225
AUD	101,400	USD	89,639	Deutsche Bank AG	10/20/10	8,126
CAD	510,000	USD	494,379	Citibank, N.A.	10/20/10	1,073
CAD	515,000	USD	488,689	Citibank, N.A.	10/20/10	11,620
CAD	179,000	USD	173,752	Deutsche Bank AG	10/20/10	142
CAD	49,000	USD	47,853	Morgan Stanley Capital Services, Inc.	10/20/10	(251)
CAD	44,000	USD	42,796	Morgan Stanley Capital Services, Inc.	10/20/10	(51)
CAD	90,000	USD	85,637	Royal Bank of Scotland Plc	10/20/10	1,796
CHF	248,000	USD	238,493	Deutsche Bank AG	10/20/10	13,933
CHF	45,200	USD	43,493	Royal Bank of Scotland Plc	10/20/10	2,513
CHF	217,200	USD	207,401	Royal Bank of Scotland Plc	10/20/10	13,676
CHF	1,364,000	USD	1,308,097	UBS AG	10/20/10	80,249
DKK	694,100	USD	119,801	UBS AG	10/20/10	7,155
EUR	350,000	USD	476,719	Citibank, N.A.	10/20/10	350
EUR	40,000	USD	50,640	Citibank, N.A.	10/20/10	3,883
EUR	119,000	USD	153,473	Citibank, N.A.	10/20/10	8,730
EUR	75,000	USD	99,343	Deutsche Bank AG	10/20/10	2,886
EUR	276,000	USD	356,842	Morgan Stanley Capital Services, Inc.	10/20/10	19,361
GBP	348,000	USD	529,482	Citibank, N.A.	10/20/10	17,112
GBP	3,000	USD	4,712	Morgan Stanley Capital Services, Inc.	10/20/10	—
GBP	33,100	USD	51,777	UBS AG	10/20/10	212
GBP	48,900	USD	76,492	UBS AG	10/20/10	314
HKD	2,840,000	USD	366,037	Deutsche Bank AG	10/20/10	27
HKD	689,000	USD	88,697	Royal Bank of Scotland Plc	10/20/10	112
HKD	977,600	USD	125,813	Royal Bank of Scotland Plc	10/20/10	195
JPY	30,236,000	USD	358,534	Citibank, N.A.	10/20/10	3,724
JPY	18,085,000	USD	213,609	Deutsche Bank AG	10/20/10	3,068
JPY	45,515,000	USD	540,861	Deutsche Bank AG	10/20/10	4,455
JPY	34,242,000	USD	399,157	Deutsche Bank AG	10/20/10	11,097
JPY	2,165,000	USD	25,390	Royal Bank of Scotland Plc	10/20/10	549
JPY	4,385,000	USD	50,443	Royal Bank of Scotland Plc	10/20/10	2,093
MXN	6,120,000	USD	475,700	Deutsche Bank AG	10/20/10	9,194
NOK	1,309,000	USD	208,020	Deutsche Bank AG	10/20/10	14,314
PLN	1,505,000	USD	470,975	Deutsche Bank AG	10/20/10	45,978
SEK	1,061,000	USD	144,267	Citibank, N.A.	10/20/10	13,060
SEK	1,515,000	USD	202,487	Deutsche Bank AG	10/20/10	22,159
SGD	162,000	USD	121,529	Deutsche Bank AG	10/20/10	1,643
SGD	1,113,000	USD	809,219	Morgan Stanley Capital Services, Inc.	10/20/10	37,019
SGD	252,000	USD	188,283	UBS AG	10/20/10	3,318
USD	121,265	AUD	140,000	Citibank, N.A.	10/20/10	(13,715)
USD	387,691	AUD	435,000	Deutsche Bank AG	10/20/10	(31,712)
USD	81,973	AUD	94,000	UBS AG	10/20/10	(8,657)
USD	738,977	CAD	771,000	Citibank, N.A.	10/20/10	(10,030)
USD	280,205	CAD	295,000	Citibank, N.A.	10/20/10	(6,380)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	27

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	151,680	CAD	158,000	Citibank, N.A.	10/20/10	$(1,813)
USD	237,093	CHF	240,000	Citibank, N.A.	10/20/10	(7,191)
USD	57,297	CHF	60,000	Citibank, N.A.	10/20/10	(3,774)
USD	100,258	CHF	105,000	Deutsche Bank AG	10/20/10	(6,617)
USD	463,411	DKK	2,677,000	Citibank, N.A.	10/20/10	(26,229)
USD	225,297	EUR	176,000	Citibank, N.A.	10/20/10	(14,601)
USD	246,086	EUR	191,000	Citibank, N.A.	10/20/10	(14,258)
USD	444,217	GBP	291,000	Citibank, N.A.	10/20/10	(12,848)
USD	190,837	GBP	126,000	Deutsche Bank AG	10/20/10	(7,068)
USD	1,765,968	GBP	1,149,000	Morgan Stanley Capital Services, Inc.	10/20/10	(38,734)
USD	394,349	HKD	3,063,000	Citibank, N.A.	10/20/10	(458)
USD	113,630	HKD	882,000	Citibank, N.A.	10/20/10	(56)
USD	475,591	HKD	3,690,000	Citibank, N.A.	10/20/10	(34)
USD	11,985	HKD	93,000	Citibank, N.A.	10/20/10	(3)
USD	98,986	HKD	769,000	Deutsche Bank AG	10/20/10	(134)
USD	211,986	HKD	1,647,000	Morgan Stanley Capital Services, Inc.	10/20/10	(305)
USD	158,218	HKD	1,228,000	Morgan Stanley Capital Services, Inc.	10/20/10	(66)
USD	201,034	HKD	1,560,000	Morgan Stanley Capital Services, Inc.	10/20/10	(43)
USD	1,304,859	JPY	114,037,000	UBS AG	10/20/10	(61,421)
USD	161,831	JPY	14,080,000	UBS AG	10/20/10	(6,862)
USD	35,548	JPY	3,099,000	UBS AG	10/20/10	(1,581)
USD	122,025	NOK	757,000	Deutsche Bank AG	10/20/10	(6,551)
USD	114,367	NOK	706,000	Deutsche Bank AG	10/20/10	(5,547)
USD	152,896	NOK	937,000	UBS AG	10/20/10	(6,254)
ZAR	4,435,000	USD	575,739	Morgan Stanley Capital Services, Inc.	10/20/10	58,460
USD	1,262,482	BRL	733,500	RBC Capital Markets Corp.	11/03/10	7,221
USD	172,322	EUR	135,500	Citibank, N.A.	11/17/10	(12,329)

Total						$267,289

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
20	Australian Dollar Futures	Chicago Mercantile	December 2010	$1,917,200	$113,970
8	Euro-Bund	Eurex	December 2010	$1,433,378	(10,023)
291	NASDAQ 100 E-Mini Index	Chicago Mercantile	December 2010	$11,613,810	452,289
243	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2010	$30,629,391	(31,594)
20	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2010	$2,674,375	11,698

Total					$536,340

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation Depreciation
35	Euro FX Futures	Chicago Mercantile	December 2010	$5,964,875	$(409,815)
40	Japanese Yen Futures	Chicago Mercantile	December 2010	$6,000,500	(25,610)
44	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2010	$9,657,313	(641)
74	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2010	$8,944,172	(570)
30	Ultra Treasury Bonds	Chicago Board Options	December 2010	$4,238,437	8,539
13	Euro Dollar Futures	Chicago Mercantile	December 2010	$3,238,300	(1,844)
25	Euro Dollar Futures	Chicago Mercantile	March 2011	$6,224,375	(4,521)
24	Euro Dollar Futures	Chicago Mercantile	June 2011	$5,970,900	(6,539)
26	Euro Dollar Futures	Chicago Mercantile	September 2011	$6,462,300	(20,268)

See Notes to Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation Depreciation
71	Euro Dollar Futures	Chicago Mercantile	December 2011	$17,625,750	(59,998)
20	Euro Dollar Futures	Chicago Mercantile	March 2012	$4,958,250	(8,166)
14	Euro Dollar Futures	Chicago Mercantile	June 2012	$3,465,525	(6,920)
10	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,471,625	$(5,444)
9	Euro Dollar Futures	Chicago Mercantile	December 2012	$2,220,525	(4,948)
9	Euro Dollar Futures	Chicago Mercantile	March 2013	$2,216,812	(4,960)
5	Euro Dollar Futures	Chicago Mercantile	June 2013	$1,229,187	(2,697)
2	Euro Dollar Futures	Chicago Mercantile	September 2013	$490,725	(294)

Total					$(554,696)

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.79%(a)	3-month LIBOR	Deutsche Bank AG	July 2012	USD	6,300	$(29,249)
0.85%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	6,300	(36,340)
0.81%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	USD	6,300	(31,987)
0.76%(a)	3-month LIBOR	Credit Suisse International	August 2012	USD	4,200	(16,684)
0.68%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	USD	5,800	13,710
0.68%(b)	3-month LIBOR	Deutsche Bank AG	September 2012	USD	6,000	11,001
0.68%(b)	3-month LIBOR	UBS AG	September 2012	USD	5,900	10,040
1.72%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	USD	3,200	96,949
2.06%(a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2015	USD	2,100	(68,957)
1.67%(a)	3-month LIBOR	Bank of America, N.A.	August 2015	USD	1,500	(16,528)
1.69%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	1,200	(14,268)
1.66%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	USD	4,300	(44,023)
1.72%(b)	3-month LIBOR	Citibank, N.A.	September 2015	USD	600	7,194
1.72%(b)	3-month LIBOR	Deutsche Bank AG	September 2015	USD	1,800	21,625
1.71%(a)	3-month LIBOR	Citibank, N.A.	September 2015	USD	5,420	(59,467)
2.13%(a)	3-month LIBOR	Barclays Bank Plc	August 2017	USD	1,100	(9,130)
2.93%(b)	3-month LIBOR	Citibank, N.A.	July 2020	USD	300	11,674
3.05%(a)	3-month LIBOR	UBS AG	July 2020	USD	1,200	(59,844)
2.92%(a)	3-month LIBOR	Barclays Bank Plc	August 2020	USD	800	(29,525)
2.88%(b)	3-month LIBOR	Bank of America, N.A.	August 2020	USD	400	13,279
2.76%(a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	USD	700	(15,370)
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2020	USD	1,000	(16,585)
2.68%(b)	3-month LIBOR	Citibank, N.A.	August 2020	USD	800	11,469
2.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	1,600	22,940
2.57%(b)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	600	2,642
2.50%(a)	3-month LIBOR	Deutsche Bank AG	August 2020	USD	6,200	20,274
2.53%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,000	(787)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	29

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.56%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,300	$(2,709)
2.77%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,300	(25,642)
2.76%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,100	(40,004)
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,100	(14,905)
2.68%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	1,500	(17,504)
2.77%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,400	26,882
2.80%(a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	USD	600	(13,137)
2.69%(a)	3-month LIBOR	Citibank, N.A.	September 2020	USD	2,900	(33,187)
2.62%(a)	3-month LIBOR	Credit Suisse International	September 2020	USD	1,700	(9,547)
2.70%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	6,600	84,800
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	800	(9,880)
2.62%(a)	3-month LIBOR	UBS AG	September 2020	USD	1,300	(7,124)
2.57%(a)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	500	(600)
2.60%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	USD	2,300	8,637
2.59%(b)	3-month LIBOR	Deutsche Bank AG	September 2020	USD	1,000	2,428
2.55%(a)	3-month LIBOR	UBS AG	September 2020	USD	900	955
4.48%(b)	3-month LIBOR	Citibank, N.A.	April 2040	USD	300	72,256
3.50%(a)	3-month LIBOR	Deutsche Bank AG	September 2040	USD	1,200	(41,071)
3.48%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	USD	800	(24,071)

Total						$(249,370)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
NOVA Chemicals Corp.	5.00%	Citibank, N.A.	March 2012	USD	25	$(782)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank, N.A.	June 2012	USD	35	(706)
Radian Group, Inc.	5.00%	Citibank, N.A.	March 2013	USD	750	(13,115)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	200	(12,291)
Radian Group, Inc.	5.00%	Citibank, N.A.	June 2015	USD	750	(9,942)
MGIC Investment Corp.	5.00%	Citibank, N.A.	December 2015	USD	450	(6,403)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2016	USD	345	(196,652)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2016	USD	345	(198,473)
The PMI Group, Inc.	5.00%	Citibank, N.A.	September 2016	USD	750	(6,552)

Total						$(444,916)

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,800	$(9,691)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,800	(11,425)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	USD	1,870	(10,229)

See Notes to Financial Statements.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Schedule of Investments (continued)

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 14 Version 1	5.00%	Citibank, N.A.	June 2015	USD	760	$(22,956)
CDX.NA.IG Series 14 Version 1	5.00%	Citibank, N.A.	June 2015	USD	615	(20,413)
CDX.NA.IG Series 14 Version 1	5.00%	Deutsche Bank AG	June 2015	USD	615	(20,029)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	405	(13,190)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	340	(10,813)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	1,260	(43,047)
CDX.NA.HY Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	840	(13,298)
CDX.NA.IG Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	615	(20,413)
ABX.HE.AAA Series 6 Version 2	0.11%	Credit Suisse International	May 2046	USD	1,560	(33,901)
ABX.HE.AAA Series 6 Version 2	0.11%	JPMorgan Chase Bank, N.A.	May 2046	USD	1,462	(410)

Total						$(229,815)

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.50%	Goldman Sachs Bank USA	January 2038	USD	1,038	$(8,398)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	1,038	(4,810)[1]
6.50%	JPMorgan Chase Bank, N.A.	January 2038	USD	2,615	(7,086)[1]
6.50%	Credit Suisse International	January 2038	USD	2,192	(7,479)[1]
5.50%	Goldman Sachs Bank USA	January 2039	USD	1,882	17,566 [2]

Total					$(10,207)

1	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

2	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Portfolio abbreviations:

ADR	American Depositary Receipts	JPY	Japanese Yen
ADS	American Depositary Shares	LIBOR	London InterBank Offered Rate
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	PLN	Polish Zloty
CDI	CHESS Depositary Interests	RB	Revenue Bonds
CHF	Swiss Francs	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TBA	To-Be-Announced
GBP	British Pound	USD	US Dollar
GO	General Obligation	ZAR	South African Rand
HKD	Hong Kong Dollar

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investment:
Asset-Backed Securities	—	$15,617,694	$268	$15,617,962
Collateralized Debt Obligations	—	—	—	—
Common Stocks	$258,499,403	86,035,278	149,657	344,684,338
Corporate Bonds	—	53,503,034	—	53,503,034
Exchange-Traded Funds	3,301,934	—	—	3,301,934
Foreign Agency Obligations	—	11,094,187	—	11,094,187
Foreign Government Obligations	—	9,760,232	—	9,760,232
Non-Agency Mortgage-Backed Securities	—	35,493,804	2,518,966	38,012,770
Preferred Securities	—	1,616,685	—	1,616,685

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	31

Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Taxable Municipal Bonds	—	$4,795,462	—	$4,795,462
U.S. Government Sponsored Agency Securities	—	204,912,087	—	204,912,087
U.S. Treasury Obligations	—	52,512,061	—	52,512,061
Rights	—	12,564	—	12,564
Warrants	$3,616	—	—	3,616
Short-Term Securities:	11,103,225	1,945,650	—	13,048,875
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(139,103,890)	—	(139,103,890)

Total	$272,908,178	$338,194,848	$2,668,891	$613,771,917

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity contracts	$452,289	—	—	$452,289
Foreign currency exchange contracts	33,280	$1,128,160	—	1,161,440
Interest rate contracts	142,270	4,111,568	$17,566	4,271,404
Liabilities:
Credit contracts	—	(674,731)	—	(674,731)
Foreign currency exchange contracts	(12,932)	(881,219)	—	(894,151)
Interest rate contracts	(604,852)	(6,690,631)	(27,773)	(7,323,256)

Total	$10,055	$(3,006,853)	$(10,207)	$(3,007,005)

1	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Common Stocks	Total
Assets:
Balance, as of September 30, 2009	$268	—	$200,988	$201,256
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	(633,849)	(633,849)
Net change in unrealized appreciation/depreciation[2]	—	$(4,129)	582,518	578,389
Purchases	—	4,129	—	4,129
Sales	—	—	—	—
Transfers in3	—	—	—	—
Transfers out[3]	—	—	—	—

Balance, as of September 30, 2010	$268	—	$149,657	$149,925

Non-Agency Mortgage-Backed Securities
Assets:
Balance, as of September 30, 2009	$84,386
Accrued discounts/premiums	(325)
Net realized gain (loss)	(300,022)
Net change in unrealized appreciation/depreciation[2]	578,474
Purchases	2,446,852
Sales	(189,838)
Transfers in3	—
Transfers out[3]	(100,561)

Balance, as of September 30, 2010	$2,518,966

2	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $17,891.

3	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts
Liabilities:
Balance, as of September 30, 2009	$(162,360)
Accrued discounts/premiums	—
Net realized gain (loss)	(132,457)
Net change in unrealized appreciation/depreciation[4]	284,610
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of September 30, 2010	$(10,207)

4	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(10,207).

5	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Statement of Assets and Liabilities

September 30, 2010
Assets
Investments at value - unaffiliated (including securities loaned at value of $1,873,242) (cost - $676,317,340)	$743,507,808
Investments at value - affiliated (cost - $13,048,875)	13,048,875
Foreign currency at value (cost - $1,338,018)	1,344,406
Cash held as collateral for financial futures contracts	1,818,000
Swap premiums paid	2,044,963
TBA sale commitments receivable	139,470,313
Investments sold receivable	123,152,813
Interest receivable	2,011,222
Unrealized appreciation on foreign currency exchange contracts	1,161,440
Dividends and reclaims receivable	587,458
Unrealized appreciation on swaps	456,321
Capital shares sold receivable	182,417
Margin variation receivable	24,638
Principal paydown receivable	11,096
Dividends receivable - affiliated	2,143
Receivable from advisor	1,723
Securities lending income receivable - affiliated	1,010
Prepaid expenses	42,408

Total assets	1,028,869,054

Liabilities
Bank overdraft	3,087,836
Investments purchased payable	250,682,341
TBA sale commitments at value (proceeds $139,470,313)	139,103,890
Reverse repurchase agreements payable	63,210,320
Options written at value (premiums received $4,680,795)	6,002,506
Collateral on securities loaned at value	1,945,650
Unrealized depreciation on swaps	1,390,629
Unrealized depreciation on foreign currency exchange contracts	894,151
Capital shares redeemed payable	747,310
Cash collateral received for swap contracts	600,000
Investment advisory fees payable	246,873
Interest expense payable	223,757
Service and distribution fees payable	187,097
Margin variation payable	169,037
Other affiliates payable	36,418
Officer’s and Trustees’ fees payable	3,908
Other accrued expenses payable	410,722

Total liabilities	468,942,445

Net Assets	$559,926,609

Net Assets Consist of
Paid-in capital	$538,761,183
Undistributed net investment income	2,202,332
Accumulated net realized loss	(46,608,044)
Net unrealized appreciation/depreciation	65,571,138

Net Assets	$559,926,609

Net Asset Value
Institutional - Based on net assets of $39,082,502 and 2,731,455 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.31

Service - Based on net assets of $1,651,908 and 115,774 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.27

Investor A - Based on net assets of $385,510,631 and 27,039,141 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.26

Investor B - Based on net assets of $49,314,773 and 3,497,903 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.10

Investor C - Based on net assets of $84,366,795 and 6,009,731 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.04

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	33

Statement of Operations

Year Ended September 30, 2010
Investment Income
Interest	$10,681,815
Dividends and reclaims	5,761,533
Foreign taxes withheld	(192,952)
Securities lending - affiliated	7,005
Dividends - affiliated	40,045

Total income	16,297,446

Expenses
Investment advisory	3,011,081
Service and distribution - class specific	2,314,368
Transfer agent - class specific	887,758
Administration	405,855
Custodian	305,306
Administration - class specific	136,889
Professional	125,308
Printing	90,978
Registration	68,375
Officer and Trustees	14,357
Miscellaneous	178,311
Recoupment of past waived fees - class specific	34,491

Total expenses excluding interest expense	7,573,077
Interest expense	100,213

Total expenses	7,673,290
Less fees waived by advisor	(18,713)
Less administration fees waived - class specific	(5,775)
Less transfer agent fees waived - class specific	(210)
Less transfer agent fees reimbursed - class specific	(8,372)
Less fees paid indirectly	(1,161)

Total expenses after fees waived, reimbursed and paid indirectly	7,639,059

Net investment income	8,658,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	27,009,808
Investments - affiliated	(17,557)
Options written	2,591,808
Financial futures contracts	(280)
Swaps	(1,515,142)
Foreign currency transactions	81,372

28,150,009

Net change in unrealized appreciation/depreciation on:
Investments	13,810,272
Options written	(1,234,817)
Financial futures contracts	(708,827)
Swaps	170,268
Foreign currency transactions	648,172

12,685,068

Total realized and unrealized gain	40,835,077

Net Increase in Net Assets Resulting from Operations	$49,493,464

See Notes to Financial Statements.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$8,658,387	$8,965,099
Net realized gain (loss)	28,150,009	(68,309,365)
Net change in unrealized appreciation/depreciation	12,685,068	76,219,961

Net increase in net assets resulting from operations	49,493,464	16,875,695

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(688,718)	(440,877)
Service	(27,574)	(21,097)
Investor A	(6,663,807)	(4,525,741)
Investor B	(563,670)	(371,592)
Investor C	(876,207)	(430,792)
Net realized gain:
Institutional	—	(406,332)
Service	—	(21,686)
Investor A	—	(5,466,565)
Investor B	—	(1,298,809)
Investor C	—	(1,188,380)

Decrease in net assets resulting from dividends and distributions to shareholders	(8,819,976)	(14,171,871)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(15,094,728)	(50,336,591)

Net Assets
Total increase (decrease) in net assets	25,578,760	(47,632,767)
Beginning of year	534,347,849	581,980,616

End of year	$559,926,609	$534,347,849

Undistributed net investment income	$2,202,332	$1,960,610

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	35

Statement of Cash Flows

For the Year Ended September 30, 2010
Cash Used in Operating Activities
Net increase in net assets resulting from operations:	$49,493,464
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Decrease in dividends receivable - affiliated	5,479
Increase in dividends receivable	(94,038)
Decrease in interest receivable	6,573,066
Decrease in prepaid expenses	9,309
Increase in receivable from advisor	(1,343)
Decrease in cash held as collateral for financial futures contracts	3,733,000
Decrease in receivable from principal paydowns	270
Increase in TBA sale commitments receivable	(108,333,120)
Increase in securities lending income receivable	(516)
Increase in swap premiums paid	(752,935)
Increase in TBA sale commitments	107,711,693
Increase in collateral on securities loaned at value	697,150
Increase in cash collateral received for swap contract	600,000
Decrease in investment advisory fees payable	(4,849)
Increase in interest expense payable	157,171
Decrease in service and distribution fees payable	(4,332)
Decrease in other affiliates payable	(279,045)
Decrease in Officer’s and Trustees’ fees payable	(2,380)
Increase in other accrued expenses payable	271,771
Decrease in treasury roll payable	(18,576,923)
Net change in unrealized appreciation/depreciation	(12,124,296)
Net realized gain from sales of long-term investments	(27,920,785)
Net change in options written	(67,330)
Net change in financial futures contracts	(10,338)
Amortization of premium and discount on investments	790,909
Proceeds from sales and paydowns of long-term investments	2,443,270,177
Purchases of long-term investments	(2,507,281,341)
Net proceeds from sales of short-term securities	18,438,770

Cash used in operating activities	(43,701,342)

Cash Provided by Financing Activities
Cash receipts from borrowings	3,290,477,500
Cash payments from borrowings	(3,227,267,180)
Proceeds from shares sold	86,718,147
Shares redeemed	(109,158,785)
Cash dividends paid to shareholders	(448,224)
Increase in bank overdraft	3,087,836

Cash provided by financing activities	43,409,294

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	25,677

Cash
Net decrease in cash	(266,371)
Cash and foreign currency at beginning of year	1,610,777

Cash and foreign currency at end of year	$1,344,406

Cash Flow Information
Cash paid for interest	$(56,958)

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$8,371,752

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Financial Highlights

	Institutional Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.28	$12.96	$17.07	$15.53	$15.51

Net investment income[1]	0.29	0.27	0.33	0.33	0.31
Net realized and unrealized gain (loss)	1.02	0.45	(2.76)	2.08 [2]	0.66 [2]

Net increase (decrease) from investment operations	1.31	0.72	(2.43)	2.41	0.97

Dividends and distributions from:
Net investment income	(0.28)	(0.21)	(0.38)	(0.24)	(0.30)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.28)	(0.40)	(1.68)	(0.87)	(0.95)

Net asset value, end of year	$14.31	$13.28	$12.96	$17.07	$15.53

Total Investment Return[3]
Based on net asset value	9.99%	6.15%[4]	(15.81)%	16.04%[5]	6.53%[5]

Ratios to Average Net Assets
Total expenses	0.95%	0.95%	0.94%	0.93%	0.91%

Total expenses excluding recoupment of past waived fees	0.95%	0.95%	0.94%	0.93%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%	0.88%	0.89%	0.86%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	0.88%	0.85%	0.86%	0.83%

Net investment income	2.09%	2.43%	2.20%	2.03%	2.04%

Supplemental Data
Net assets, end of year (000)	$39,083	$29,127	$23,083	$34,720	$32,545

Portfolio turnover	400%[6]	354%[7]	391%[8]	93%	136%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.92%.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 302%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 227%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	37

Financial Highlights (continued)

	Service Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.24	$12.93	$17.03	$15.51	$15.49

Net investment income[1]	0.25	0.24	0.30	0.29	0.27
Net realized and unrealized gain (loss)	1.03	0.44	(2.76)	2.08 [2]	0.65 [2]

Net increase (decrease) from investment operations	1.28	0.68	(2.46)	2.37	0.92

Dividends and distributions from:
Net investment income	(0.25)	(0.18)	(0.34)	(0.22)	(0.25)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.25)	(0.37)	(1.64)	(0.85)	(0.90)

Net asset value, end of year	$14.27	$13.24	$12.93	$17.03	$15.51

Total Investment Return[3]
Based on net asset value	9.74%	5.83%[4]	(16.00)%	15.74%[5]	6.24%[5]

Ratios to Average Net Assets
Total expenses	1.27%	1.18%	1.11%	1.31%	1.17%

Total expenses excluding recoupment of past waived fees	1.27%	1.15%	1.11%	1.31%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.19%	1.14%	1.11%	1.10%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%	1.14%	1.07%	1.10%	1.11%

Net investment income	1.80%	2.17%	1.96%	1.80%	1.76%

Supplemental Data
Net assets, end of year (000)	$1,652	$1,472	$1,552	$2,325	$2,201

Portfolio turnover	400%[6]	354%[7]	391%[8]	93%	136%

	Investor A Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.23	$12.92	$17.01	$15.50	$15.48

Net investment income[1]	0.24	0.23	0.28	0.27	0.25
Net realized and unrealized gain (loss)	1.03	0.43	(2.75)	2.07 [2]	0.66 [2]

Net increase (decrease) from investment operations	1.27	0.66	(2.47)	2.34	0.91

Dividends and distributions from:
Net investment income	(0.24)	(0.16)	(0.32)	(0.20)	(0.24)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.24)	(0.35)	(1.62)	(0.83)	(0.89)

Net asset value, end of year	$14.26	$13.23	$12.92	$17.01	$15.50

Total Investment Return[3]
Based on net asset value	9.70%	5.66%[9]	(16.05)%	15.58%[5]	6.12%[5]

Ratios to Average Net Assets
Total expenses	1.23%	1.27%	1.24%	1.21%	1.36%

Total expenses excluding recoupment of past waived fees	1.22%	1.27%	1.24%	1.21%	1.36%

Total expenses after fees waived, reimbursed and paid indirectly	1.22%	1.26%	1.24%	1.21%	1.23%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%	1.26%	1.20%	1.21%	1.23%

Net investment income	1.75%	2.04%	1.84%	1.68%	1.63%

Supplemental Data
Net assets, end of year (000)	$385,511	$361,751	$390,051	$506,537	$482,284

Portfolio turnover	400%[6]	354%[7]	391%[8]	93%	136%

See Notes to Financial Statements.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Financial Highlights (continued)

	Investor B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.08	$12.75	$16.83	$15.35	$15.34

Net investment income[1]	0.12	0.14	0.16	0.14	0.13
Net realized and unrealized gain (loss)	1.03	0.43	(2.75)	2.07 [2]	0.65 [2]

Net increase (decrease) from investment operations	1.15	0.57	(2.59)	2.21	0.78

Dividends and distributions from:
Net investment income	(0.13)	(0.05)	(0.19)	(0.10)	(0.12)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.13)	(0.24)	(1.49)	(0.73)	(0.77)

Net asset value, end of year	$14.10	$13.08	$12.75	$16.83	$15.35

Total Investment Return[3]
Based on net asset value	8.78%	4.93%[10]	(16.89)%	14.81%[5]	5.30%[5]

Ratios to Average Net Assets
Total expenses	2.04%	2.07%	2.02%	2.01%	2.03%

Total expenses excluding recoupment of past waived fees	2.02%	2.06%	2.02%	2.01%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly	2.04%	2.04%	2.02%	2.01%	2.00%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.02%	2.04%	1.97%	2.01%	2.00%

Net investment income	0.91%	1.27%	1.06%	0.89%	0.86%

Supplemental Data
Net assets, end of year (000)	$49,315	$69,934	$97,710	$152,820	$175,826

Portfolio turnover	400%[6]	354%[7]	391%[8]	93%	136%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.60%.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 302%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 227%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 121%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.42%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 4.69%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	39

Financial Highlights (concluded)

	Investor C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.04	$12.73	$16.78	$15.34	$15.33

Net investment income[1]	0.14	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.02	0.43	(2.71)	2.04 [2]	0.65 [2]

Net increase (decrease) from investment operations	1.16	0.58	(2.54)	2.19	0.80

Dividends and distributions from:
Net investment income	(0.16)	(0.08)	(0.21)	(0.12)	(0.14)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)

Total dividends and distributions	(0.16)	(0.27)	(1.51)	(0.75)	(0.79)

Net asset value, end of year	$14.04	$13.04	$12.73	$16.78	$15.34

Total Investment Return[3]
Based on net asset value	8.86%	4.99%[4]	(16.66)%	14.68%[5]	5.42%[5]

Ratios to Average Net Assets
Total expenses	1.94%	1.98%	1.94%	1.95%	1.94%

Total expenses excluding recoupment of past waived fees	1.94%	1.97%	1.94%	1.95%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.94%	1.98%	1.94%	1.94%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.92%	1.98%	1.90%	1.94%	1.91%

Net investment income	1.05%	1.32%	1.14%	0.96%	0.97%

Supplemental Data
Net assets, end of year (000)	$84,367	$72,063	$69,584	$84,596	$80,286

Portfolio turnover	400%[6]	354%[7]	391%[8]	93%	136%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 4.75%.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 302%.

7	Includes mortgage dollar roll transactions; excluding these transactions, the portfolio turnover would have been 227%.

8	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of September 30, 2010, the Trust had 24 series. These financial statements relate to the Trust’s BlackRock Asset Allocation Portfolio (the “Fund”). The Fund is diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, and trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	41

Notes to Financial Statements (continued)

Value Assets, the investment advisor and/or sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

The Fund is not obligated for costs associated with the registration of restricted securities.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than its underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows securities from a third party at an agreed-upon rate, with the commitment that the securities will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Fund to settle short bond positions. To support the borrowing, the Fund’s third party broker or prime broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Fund’s prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Fund’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedule of Investments, if any.

Inflation-Indexed Bonds: The Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	43

Notes to Financial Statements (continued)

agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Bank Overdraft: As of September 30, 2010, the Fund recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian in the Statement of Operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	45

Notes to Financial Statements (continued)

option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of September 30, 2010
Asset Derivatives
Statement of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investment at value - unaffiliated**	$4,271,404
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,161,440
Equity contracts	Net unrealized appreciation/depreciation*	452,289

Total		$5,885,133

Liability Derivatives
Statement of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$7,323,256
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	894,151
Credit contracts	Unrealized depreciation on swaps	674,731

Total		$8,892,138

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2010
Net Realized Gain (Loss) from
Interest rate contracts:
Financial futures contracts	$(1,260,924)
Swaps	(841,353)
Options***	1,540,691
Foreign currency exchange contracts:
Financial futures contracts	(361,522)
Foreign currency exchange contracts	504,652
Credit contracts:
Swaps	(972,258)
Equity contracts:
Financial futures contracts	1,622,166
Other contracts:
Swaps	298,469

Total	$529,921

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(457,826)
Swaps	(438,220)
Options***	(214,122)
Foreign currency exchange contracts:
Financial futures contracts	(65,118)
Foreign currency exchange contracts	(25,677)
Credit contracts:
Swaps	608,488
Equity contracts:
Financial futures contracts	(185,883)

Total	$(778,358)

***	Options purchased are included in the net realized gain (loss) from investments - unaffiliated and net change in unrealized appreciation/ depreciation on investments - unaffiliated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	47

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	256
Average number of contracts sold	407
Average notional value of contracts purchased	$36,047,061
Average notional value of contracts sold	$68,917,696
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	54
Average number of contracts — US dollars sold	54
Average US dollar amounts purchased	$24,891,438
Average US dollar amounts sold	$23,602,699
Options:
Average number of contracts purchased	98
Average number of contracts written	106
Average notional amount (000) of contracts purchased	$103,100
Average notional amount (000) of contracts written	$91,451
Average notional value of contracts purchased	$124,647,188
Average notional value of contracts written	$111,589,688
Credit default swaps:
Average number of contracts — buy protection	25
Average number of contracts — sell protection	—
Average notional value — buy protection	$10,966,500
Average notional value — sell protection	$850,000
Interest rate swaps:
Average number of contracts — pays fixed rate	32
Average number of contracts — receives fixed rate	29
Average notional value — pays fixed rate	$85,986,250
Average notional value — receives fixed rate	$83,422,500
Total return swaps:
Average number of contracts	2
Average notional value	$3,716,250

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater Than $3 Billion	0.450%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Class R1
0.89%	1.17%	1.37%	2.14%	2.14%	1.81%

1	There were no shares outstanding as of September 30, 2010.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended September 30, 2010, the Manager waived $18,713.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2010, the Manager recouped the following waivers previously recorded by the Fund:

Share Classes
Investor A	Investor B	Total
$ 18,827	$ 15,664	$ 34,491

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

On September 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
2011	2012
$ 17,733	$ 14,357

Waivers of $14,285 previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2010.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $70,422.

For the year ended September 30, 2010, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares of $492, $67,017 and $7,363 respectively.

PFPC Trust Company (“PTC”), serves as custodian for the Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Fund. For the year ended September 30, 2010, the Fund paid $213,398 to affiliates in return for these services, which are included in custodian in the Statement of Operations.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$ 409	$ 56	$ 28,447	$ 5,126	$ 3,931	$ 37,969

BNYMIS and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statement of Operations. For the year ended September 30, 2010, the Fund paid $485,366 to affiliates in return for these services, which are included in administration and administration — class specific in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	49

Notes to Financial Statements (continued)

share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2010, BIM received $1,754 in securities lending agent fees related to securities lending activities for the Fund.

For the year ended September 30, 2010, the following table shows the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$8,427	$381	$93,442	$14,983	$19,656	$136,889
Administration Fees Waived	$(5,404)	$(371)	—	—	—	$(5,775)
Service and Distribution Fees	—	$3,816	$928,901	$596,298	$785,353	$2,314,368
Transfer Agent Fees	$46,330	$3,163	$607,691	$125,260	$105,314	$887,758
Transfer Agent Fees Waived	$(155)	$(55)	—	—	—	$(210)
Transfer Agent Fees Reimbursed	$(7,636)	$(736)	—	—	—	$(8,372)

Affiliates earned $122,417 and $444,693, respectively, in administration and transfer agent fees which are included as a component of administration — class specific and transfer agent — class specific fees in the Statement of Operations.

The Fund may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2010, were $1,780,898,463 and $1,653,626,557, respectively.

Purchases and sales of US government securities for the year ended September 30, 2010, were $902,944,631 and $892,426,337, respectively.

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2010, were $622,875,997 and $623,450,777, respectively.

Transactions in options written for the year ended September 30, 2010, were as follows:

	Calls			Puts
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Options outstanding at beginning of year	—	$59,200	$2,321,957	—	$69,400	$2,426,168
Options written	69	87,930	3,563,282	242	124,530	4,523,100
Options expired	(37)	(20,701)	(526,694)	(81)	(45,411)	(1,159,451)
Options closed	(32)	(78,929)	(3,159,076)	(161)	(81,219)	(3,308,491)

Options outstanding at end of year	—	$47,500	$2,199,469	—	$67,300	$2,481,326

5. Borrowings:

For the year ended September 30, 2010, the Fund’s daily average amount of outstanding transaction s considered as borrowings from reverse repurchase agreements and treasury rolls was approximately $50,625,668 and the daily weighted average interest rate was 0.55%.

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended September 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to foreign currency transactions, amortization and accretion methods on fixed income securities, sale of stock in passive foreign investment companies, net paydown losses, the

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

accounting for swap agreements, the characterizaton of expenses, the expiration of capital loss carryforwards and the classification of settlement proceeds were reclassified to the following accounts:

Paid-in capital	$(2,723,470)
Undistributed net investment income	$403,311
Accumulated net realized loss	$2,320,159

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

Ordinary income
9/30/10	$8,819,976
9/30/09	$5,790,110
Net long-term capital gain
9/30/10	—
9/30/09	$8,381,761

Total distributions
9/30/10	$8,819,976

9/30/09	$14,171,871

As of September 30, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$3,265,508
Capital loss carryforwards	(39,212,415)
Net unrealized gains*	57,112,333

Total	$21,165,426

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the accounting for swap agreements.

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,
2017	$12,397,822
2018	26,814,593

Total	$39,212,415

7. Concentration, Market and Credit Risk:

The Fund invested a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	51

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,090,919	$14,849,638	1,568,005	$17,415,761
Shares issued in reinvestment of dividends and distributions	44,710	620,561	60,683	676,921

Total issued	1,135,629	15,470,199	1,628,688	18,092,682
Shares redeemed	(597,711)	(8,138,331)	(1,216,027)	(13,381,936)

Net increase	537,918	$7,331,868	412,661	$4,710,746

Service
Shares sold	19,327	$269,966	7,630	$87,467
Shares issued in reinvestment of dividends and distributions	1,817	25,100	1,463	16,925

Total issued	21,144	295,066	9,093	104,392
Shares redeemed	(16,539)	(225,699)	(17,967)	(204,021)

Net increase (decrease)	4,605	$69,367	(8,874)	$(99,629)

Investor A
Shares sold and automatic conversion of shares	3,589,288	$49,259,325	5,331,563	$58,978,737
Shares issued in reinvestment of dividends and distributions	462,053	6,394,546	875,104	9,562,047

Total issued	4,051,341	55,653,871	6,206,667	68,540,784
Shares redeemed	(4,349,034)	(59,480,112)	(9,068,937)	(99,318,802)

Net decrease	(297,693)	$(3,826,241)	(2,862,270)	$(30,778,018)

Investor B
Shares sold	58,429	$793,917	382,013	$4,151,296
Shares issued in reinvestment of dividends and distributions	38,597	529,533	148,206	1,551,025

Total issued	97,026	1,323,450	530,219	5,702,321
Shares redeemed and automatic conversion of shares	(1,945,556)	(26,497,444)	(2,844,557)	(30,909,977)

Net decrease	(1,848,530)	$(25,173,994)	(2,314,338)	$(25,207,656)

Investor C
Shares sold	1,550,589	$20,910,179	3,873,289	$41,842,695
Shares issued in reinvestment of dividends and distributions	58,554	802,012	143,186	1,507,320

Total issued	1,609,143	21,712,191	4,016,475	43,350,015
Shares redeemed	(1,126,515)	(15,207,919)	(3,955,079)	(42,312,049)

Net increase	482,628	$6,504,272	61,396	$1,037,966

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Asset Allocation Portfolio (the “Fund”) [one of the twenty-four series constituting BlackRock Funds (the “Trust”)] as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Asset Allocation Portfolio of BlackRock Funds as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Asset Allocation Portfolio during the taxable year ended September 30, 2010:

Record Date	10/21/09	12/11/09	4/21/10	7/21/10
Payable Date	10/23/09	12/15/09	4/23/10	7/23/10
Qualified Dividend Income for Individuals*	93.07%	93.07%	79.76%	79.76%
Dividends Qualifying for the Dividends Received Deduction for Corporations*	61.13%	61.13%	42.91%	42.91%
Interest-Related Dividends**	78.94%	78.94%	88.63%	88.63%

Federal Obligation Interest*** 13.75%.

*	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.
**	Represents the portion of the ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
***	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 20, 2010 and May 18-19, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Asset Allocation Portfolio (the “Fund”), a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements”.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18-19, 2010 Board meeting.

At an in-person meeting held on May 18-19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year

54	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets, on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were

56	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	57

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

58	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a Trustee of the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	59

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

60	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	61

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	Bond Portfolio		BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2010	63

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-9/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Energy & Resources Portfolio	$20,000	$20,000	$0	$0	$6,100	$6,100	$124	$1,028
Asset Allocation Portfolio	$55,000	$64,200	$0	$0	$6,100	$8,889	$125	$1,028
Energy & Resources Portfolio	$24,900	$24,900	$0	$0	$6,100	$6,100	$144	$1,028
Global Opportunities Portfolio	$22,400	$22,400	$0	$0	$6,100	$8,706	$13	$1,028
Health Sciences Opportunities Portfolio	$18,200	$18,200	$0	$0	$6,100	$6,100	$232	$1,028
International Opportunities Portfolio	$22,400	$22,400	$0	$0	$6,100	$9,895	$229	$1,028
Mid-Cap Growth Equity Portfolio	$18,200	$18,200	$0	$0	$6,100	$6,100	$45	$1,028
Mid-Cap Value Equity Portfolio	$28,400	$18,200	$0	$0	$6,100	$6,100	$145	$1,028
Science & Technology Opportunities Portfolio	$22,400	$22,400	$0	$0	$6,100	$8,512	$26	$1,028
Small Cap Core Equity Portfolio	$18,200	$18,200	$0	$0	$6,100	$6,100	$16	$1,028
Small Cap Growth Equity Portfolio	$20,600	$20,600	$0	$0	$6,100	$6,100	$203	$1,028
Small/Mid-Cap Growth Portfolio	$18,200	$18,200	$0	$0	$6,100	$6,100	$30	$1,028
U.S. Opportunities Portfolio	$20,600	$20,600	$0	$0	$6,100	$6,100	$298	$1,028
World Gold Fund	$25,000	N/A	$0	N/A	$6,100	N/A	$0	N/A

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Energy & Resources Portfolio	$17,001	$409,628
Asset Allocation Portfolio	$17,002	$412,417
Energy & Resources Portfolio	$17,021	$409,628
Global Opportunities Portfolio	$16,890	$412,234
Health Sciences Opportunities Portfolio	$17,109	$409,628
International Opportunities Portfolio	$17,106	$413,423
Mid-Cap Growth Equity Portfolio	$16,922	$409,628
Mid-Cap Value Equity Portfolio	$23,122	$409,628
Science & Technology Opportunities Portfolio	$16,903	$412,040
Small Cap Core Equity Portfolio	$16,893	$409,628
Small Cap Growth Equity Portfolio	$17,080	$409,628
Small/Mid-Cap Growth Portfolio	$16,907	$409,628
U.S. Opportunities Portfolio	$17,175	$409,628
World Gold Fund	$16,877	N/A

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of BlackRock Funds

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 1, 2010